             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000


                                   PROSPECTUS



                                   MAY 1, 2010

        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
               ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT

This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance 2000 (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Investment Options that invest in the following Funds are available for all
Policies:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
  INSURANCE FUNDS) -- SERIES I
  Invesco V.I. Global Real Estate Fund
  Invesco V.I. International Growth Fund
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
  FUND, INC.
  Global Thematic Growth Portfolio -- Class B
  Intermediate Bond Portfolio -- Class A
  International Value Portfolio -- Class A
AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC. -- CLASS I
  American Century VP Ultra(R) Fund
  American Century VP Vista(SM) Fund
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
  American Funds Bond Fund
  American Funds Global Growth Fund
  American Funds Global Small Capitalization
     Fund
  American Funds Growth Fund
  American Funds Growth-Income Fund
  American Funds High-Income Bond Fund
  American Funds International Fund
  American Funds New World Fund
  American Funds U.S. Government/AAA Rated
     Securities Fund
DELAWARE VIP TRUST -- STANDARD CLASS
  Delaware VIP Small Cap Value Series
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL
  SHARES
  Appreciation Portfolio
  International Value Portfolio
  Opportunistic Small Cap Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Contrafund(R) Portfolio -- Service Class 2
  Equity-Income Portfolio -- Initial Class
  Freedom 2010 Portfolio -- Initial Class
  Freedom 2015 Portfolio -- Initial Class
  Freedom 2020 Portfolio -- Initial Class
  Freedom 2025 Portfolio -- Initial Class
  Freedom 2030 Portfolio -- Initial Class
  Growth & Income Portfolio -- Service Class
     2
  High Income Portfolio -- Initial Class
  Index 500 Portfolio -- Initial Class
  Investment Grade Bond Portfolio -- Service
     Class
  Mid Cap Portfolio -- Service Class 2
  Overseas Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
  Mutual Global Discovery Securities
     Fund -- Class 2
  Templeton Developing Markets Securities
     Fund -- Class 2
  Templeton Foreign Securities Fund -- Class
     2
  Templeton Global Bond Securities
     Fund -- Class 1
JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
  Global Technology Portfolio
  Janus Aspen Perkins Mid Cap Value Portfolio
  Overseas Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason ClearBridge Variable Aggressive
     Growth Portfolio -- Class I
  Legg Mason ClearBridge Variable
     Appreciation Portfolio -- Class I
  Legg Mason ClearBridge Variable Equity
     Income Builder Portfolio -- Class I
  Legg Mason ClearBridge Variable Fundamental
     All Cap Value Portfolio -- Class I
  Legg Mason ClearBridge Variable Large Cap
     Growth Portfolio -- Class I

  Legg Mason ClearBridge Variable Large Cap
     Value Portfolio -- Class I
  Legg Mason Investment Counsel Variable
     Social Awareness Portfolio
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST -- CLASS I
  Legg Mason Western Asset Variable Global
     High Yield Bond Portfolio
  Legg Mason Western Asset Variable Strategic
     Bond Portfolio
MET INVESTORS SERIES TRUST
  BlackRock High Yield Portfolio -- Class A
  BlackRock Large Cap Core Portfolio -- Class
     E
  Clarion Global Real Estate
     Portfolio -- Class A
  Harris Oakmark International
     Portfolio -- Class A
  Janus Forty Portfolio -- Class A
  Lazard Mid Cap Portfolio -- Class A
  Loomis Sayles Global Markets
     Portfolio -- Class A
  Lord Abbett Bond Debenture
     Portfolio -- Class A
  Lord Abbett Growth and Income
     Portfolio -- Class B
  Lord Abbett Mid Cap Value
     Portfolio -- Class B
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A
  PIMCO Inflation Protected Bond
     Portfolio -- Class A
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class
     A
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A
METROPOLITAN SERIES FUND, INC.
  Artio International Stock
     Portfolio -- Class A
  Barclays Capital Aggregate Bond Index
     Portfolio -- Class A
  BlackRock Aggressive Growth
     Portfolio -- Class D
  BlackRock Bond Income Portfolio -- Class A
  BlackRock Large Cap Value
     Portfolio -- Class B
  BlackRock Legacy Large Cap Growth
     Portfolio -- Class A
  BlackRock Money Market Portfolio -- Class A
  Davis Venture Value Portfolio -- Class A
  FI Value Leaders Portfolio -- Class D
  Jennison Growth Portfolio -- Class A
  MetLife Aggressive Allocation
     Portfolio -- Class B
  MetLife Conservative Allocation
     Portfolio -- Class B
  MetLife Conservative to Moderate Allocation
     Portfolio -- Class B
  MetLife Mid Cap Stock Index
     Portfolio -- Class A
  MetLife Moderate Allocation
     Portfolio -- Class B
  MetLife Moderate to Aggressive Allocation
     Portfolio -- Class B
  MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A
  Oppenheimer Global Equity
     Portfolio -- Class B
  Russell 2000(R) Index Portfolio -- Class A
  Western Asset Management U.S. Government
     Portfolio -- Class A
MFS(R) VARIABLE INSURANCE TRUST -- INITIAL
  CLASS
  MFS(R) Global Equity Series
  MFS(R) High Income Series
  MFS(R) New Discovery Series
OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-
  SERVICE SHARES
  Oppenheimer Main Street Small Cap
     Fund(R)/VA
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Long-Term U.S. Government Portfolio
  Low Duration Portfolio
  Total Return Portfolio
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Pioneer Emerging Markets VCT Portfolio
  Pioneer Mid Cap Value VCT Portfolio
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value Fund
ROYCE CAPITAL FUND -- INVESTMENT CLASS
  Royce Micro-Cap Portfolio
  Royce Small-Cap Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC. -- CLASS I
  Emerging Markets Debt Portfolio
  Emerging Markets Equity Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST*
  Comstock Portfolio* -- Class II
  Government Portfolio* -- Class I



* It is expected that, on or about May 28, 2010, these portfolios will be reorganized into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and will be renamed the Invesco Van Kampen V.I. Comstock Fund and the Invesco Van Kampen V.I. Government Fund.

Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS..........................     3
Policy Summary..........................................................     3
Principal Policy Benefits...............................................     3
Principal Policy Risks..................................................     4
Fund Company Risks......................................................     6
FEE TABLES..............................................................     7
Transaction Fees........................................................     7
Periodic Charges Other Than Fund Operating Expenses.....................     8
Charges for Optional Riders.............................................     9
Fund Charges and Expenses...............................................    10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS..................    15
The Insurance Company...................................................    15
The Separate Account and its Investment Options.........................    15
The Funds...............................................................    16
Voting Rights...........................................................    25
Conflicts of Interest...................................................    25
The Fixed Account.......................................................    26
POLICY CHARGES AND DEDUCTIONS...........................................    26
Charges Against Premium.................................................    27
Charges Against Contract Value..........................................    27
Charges Against the Separate Account....................................    28
Fund Charges............................................................    28
Modification, Reserved Rights and Other Charges.........................    29
POLICY DESCRIPTION......................................................    29
Applying for a Policy...................................................    29
Right to Cancel (free look period)......................................    30
When Coverage Begins....................................................    30
Income Tax Free 'Section 1035' Exchanges................................    30
Ownership/Policy Rights.................................................    30
PREMIUMS................................................................    32
Amount, Frequency and Duration of Premium Payments......................    32
Allocation of Premium Payments..........................................    33
VALUES UNDER YOUR POLICY................................................    33
Contract Value..........................................................    33
Investment Option Valuation.............................................    33
Fixed Account Valuation.................................................    34
Loan Account Valuation..................................................    35
TRANSFER................................................................    35
Transfers of Contract Value.............................................    35
Transfer of Contract Value from the Fixed Account to the Investment
  Options...............................................................    39
Transfer of Contract Value from the Investment Options to the Fixed
  Account...............................................................    39
Dollar-Cost Averaging (DCA Program).....................................    39
Portfolio Rebalancing...................................................    39
DEATH BENEFIT...........................................................    39
Death Benefit Examples..................................................    41
Changing the Death Benefit Option.......................................    41
Paying the Death Benefit and Payment Options............................    42
BENEFITS AT MATURITY....................................................    42
OTHER BENEFITS..........................................................    43
Exchange Option.........................................................    43
Insured Term Rider (Supplemental Insurance Benefits)....................    43
Cash Value Enhancement Rider............................................    43
POLICY SURRENDERS.......................................................    43
Full Surrender..........................................................    43
Partial Surrender.......................................................    44
POLICY LOANS............................................................    44
Loan Conditions.........................................................    44
Effects of Loans........................................................    45
LAPSE AND REINSTATEMENT.................................................    45
Lapse...................................................................    45
Grace Period............................................................    45
Reinstatement...........................................................    46
FEDERAL TAX CONSIDERATIONS..............................................    46
Potential Benefits of Life Insurance....................................    46
Tax Status of the Policy................................................    47
Tax Treatment of Policy Benefits........................................    48
OTHER TAX CONSIDERATIONS................................................    50
Insurable Interest......................................................    50
The Company's Income Taxes..............................................    51
Tax Credits and Deductions..............................................    51
Alternative Minimum Tax.................................................    51
DISTRIBUTION & COMPENSATION.............................................    51
Distribution............................................................    51
Compensation............................................................    52
OTHER POLICY INFORMATION................................................    53
Valuation and Payment...................................................    53
Suspension of Valuation and Postponement of Payment.....................    53
Policy Statements.......................................................    54
Limits on Right to Contest and Suicide Exclusion........................    54
Misstatement as to Sex and Age..........................................    54
Policy Changes..........................................................    54
Restrictions on Financial Transactions..................................    55
LEGAL PROCEEDINGS.......................................................    55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    55
FINANCIAL STATEMENTS....................................................    55
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS...........   A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING FUNDS......................   B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF STATED AMOUNT..................   C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST FACTORS........................   D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

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This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES



                              WHEN WE DEDUCT
         CHARGE                 THE CHARGE                              AMOUNT DEDUCTED(1)



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Front-End Sales Expense  Upon receipt of each     Current Charge:          In Policy Years 1-2: up to 12% of
Charges(2)               Premium Payment                                   premium payments up to the Target
                                                                           Premium and up to 8% on premium
                                                                           payments in excess of the Target
                                                                           Premium: In Policy Years 3-7, 8% of
                                                                           premium payments up to the Target
                                                                           Premium and 4% on premium payments in
                                                                           excess of the Target Premium;  In
                                                                           Policy Years 8+: 3.5% of all premium
                                                                           payments

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                                                  GUARANTEED CHARGE:       IN ALL POLICY YEARS:  12% OF PREMIUM
                                                                           PAYMENTS UP TO THE TARGET PREMIUM AND
                                                                           8% ON PREMIUM PAYMENTS IN EXCESS OF
                                                                           THE TARGET PREMIUM



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Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy

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                                                  GUARANTEED CHARGE:       NO CHARGE



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Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

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                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER



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Dollar-Cost Averaging    When you make a          Current Charge:          NO CHARGE
(DCA Program)            transfer under the DCA
                         Program

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                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER (3)



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Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

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                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION



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(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.
(2) The current and the guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.
(3) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



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Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
Charge (COI)(1)          Deduction Day                                     First Year of Coverage:
                                                                           Minimum: $0.0007(2)
                                                                           Maximum: $31.940(3)

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                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039(4)
                                                                           MAXIMUM: $31.940(3)

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                                                  Sample Charge for a 46-  Rates per $1000 of Insurance Risk for
                                                  year old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.0038
                                                                           Guaranteed: $0.252



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Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

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                                                  GUARANTEED CHARGE:       $10.00



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Mortality and Expense    Daily from the unloaned  Current Charge:          Up to 0.25% on an annual basis of the
Risk (M&E) Charge(5)     portion of the Contract                           amounts in the Investment Options for
                         Value                                             Policy Years 1-25 and up to 0.15%
                                                                           thereafter

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                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS



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Monthly Sales Expense    Monthly for the first    Current Charge:          For Policies issued on or after
Charge                   20 Policy Years and for                           January 1, 2009, the current charge
                         20 Policy Years                                   is $0; for all other Policies, the
                         following an increase                             monthly rate per thousand is equal
                         in Stated Amount on the                           to: up to $0.10 times the percentage
                         Deduction Date from the                           of initial base Stated Amount. This
                         unloaned portion of the                           monthly rate is applied to the lesser
                         Contract Value                                    of (a) and (b) where: (a) is equal to
                                                                           the initial total Stated Amount and
                                                                           (b) is equal to the product of: (i)
                                                                           initial total Death Benefit; (ii) the
                                                                           target premium factor per thousand
                                                                           (see Appendix C); and (iii) 2%.

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                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO $0.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL BASE STATED AMOUNT. THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           INITIAL TOTAL STATED AMOUNT.



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Cost of Policy Loans(6)  In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
                         of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.50% for Policy Years eleven
                                                                           (11) to twenty-five (25), and 0.30%
                                                                           thereafter.

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                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS



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(1) The Guaranteed charges are based on the 2001 Commissioners Standard Ordinary Mortality Tables. The cost-of-insurance rates do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 25-year-old female preferred non-smoker.
(3)   Sample charge for an 80-year-old male smoker -- Table 10.
(4)   Sample charge for a 20-year-old (any underwriting class).

(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:

          METROPOLITAN SERIES
            FUND, INC.
            Western Asset
               Management U.S.
               Government
               Portfolio            0.15% or, if greater, an amount, if any, equal to the fund expenses that are in excess of 0.68%
          MET INVESTORS SERIES
            TRUST
            BlackRock High Yield
               Portfolio            0.11%
            Harris Oakmark
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 0.90%
            Loomis Sayles Global
               Markets Portfolio    an amount equal to the fund expenses that are in excess of 0.85%
            Lord Abbett Growth and
               Income Portfolio     an amount equal to the fund expenses that are in excess of 0.87%
            Lord Abbett Mid-Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.12%
            MetLife Stock Index
               Portfolio            an amount equal to the fund expenses that are in excess of 0.265%
            MFS Research
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 1.18%
            PIMCO Inflation
               Protected Bond
               Portfolio            an amount equal to the fund expenses that are in excess of 0.65%
            Third Avenue Small Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.10%



(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Insured Term Rider (2    Monthly on the           Current Charge:          Rates per $1000 of Term Insurance
parts)                   Deduction Day                                     Risk for First Year of Coverage:
(1) Cost of Insurance

------------------------------------------------
                                                                           Minimum: $0.0007(1)
                                                                           Maximum: $31.940(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0429(3)
                                                                           MAXIMUM: $35.1340(2)

------------------------------------------------
                                                  Sample Charge for a 46-  Rates per $1000 of Term Insurance
                                                  year old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.0038
                                                                           Guaranteed: $0.252

----------------------------------------------------------------------------------------------------------------
(2) Monthly Sales Load                            Current Charge:          For Policies issued on or after
                                                                           January 1, 2009, the current charge
                                                                           is $0; for all other Policies, the
                                                                           monthly rate per thousand is equal
                                                                           to: up to $0.01 times the percentage
                                                                           of initial term Stated Amount.  This
                                                                           monthly rate is applied to the lesser
                                                                           of (a) and (b) where: (a) is equal to
                                                                           the initial total Stated Amount and
                                                                           (b) is equal to the product of: (i)
                                                                           initial total Death Benefit; (ii) the
                                                                           target premium factor per thousand
                                                                           (see Appendix C); and (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO: $.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL TERM STATED AMOUNT.  THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           INITIAL TOTAL STATED AMOUNT.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not Applicable           Current Charge:          No Charge
Rider

------------------------------------------------
                                                  GUARANTEED CHARGE:       No Charge



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1)   Sample charge for a 25-year-old female preferred non-smoker.
(2)   Sample charge for an 80-year-old male smoker Table 10.

(3)   Sample charge for a 20-year-old female (any underwriting class).

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2009. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2009, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
  other expenses)                                                         0.10%      1.73%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
  Invesco V.I. Global Real Estate
     Fund........................    0.75%         --       0.51%           --          1.26%          --          1.26%
  Invesco V.I. International
     Growth Fund.................    0.71%         --       0.33%         0.02%         1.06%          --          1.06%
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
  Global Thematic Growth
     Portfolio -- Class B........    0.75%       0.25%      0.25%           --          1.25%          --          1.25%
  Intermediate Bond
     Portfolio -- Class A........    0.45%         --       0.24%           --          0.69%          --          0.69%
  International Value
     Portfolio -- Class A........    0.75%         --       0.08%           --          0.83%          --          0.83%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
  American Century VP Vista(SM)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Bond Fund.......    0.38%       0.25%      0.01%           --          0.64%          --          0.64%
  American Funds Global Growth
     Fund........................    0.54%       0.25%      0.03%           --          0.82%          --          0.82%
  American Funds Global Small
     Capitalization Fund.........    0.72%       0.25%      0.04%           --          1.01%          --          1.01%
  American Funds Growth Fund.....    0.33%       0.25%      0.02%           --          0.60%          --          0.60%
  American Funds Growth-Income
     Fund........................    0.28%       0.25%      0.01%           --          0.54%          --          0.54%
  American Funds High-Income Bond
     Fund........................    0.47%       0.25%      0.02%           --          0.74%          --          0.74%
  American Funds International
     Fund........................    0.50%       0.25%      0.04%           --          0.79%          --          0.79%
  American Funds New World Fund..    0.77%       0.25%      0.05%           --          1.07%          --          1.07%
  American Funds U.S.
     Government/AAA Rated
     Securities Fund.............    0.39%       0.25%      0.02%           --          0.66%          --          0.66%
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value
     Series......................    0.74%         --       0.11%           --          0.85%          --          0.85%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Appreciation Portfolio.........    0.75%         --       0.05%           --          0.80%          --          0.80%
  International Value Portfolio..    1.00%         --       0.32%           --          1.32%          --          1.32%
  Opportunistic Small Cap
     Portfolio...................    0.75%         --       0.11%           --          0.86%          --          0.86%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)
     Portfolio -- Service Class
     2...........................    0.56%       0.25%      0.11%           --          0.92%          --          0.92%
  Equity-Income
     Portfolio -- Initial Class..    0.46%         --       0.12%           --          0.58%          --          0.58%
  Freedom 2010
     Portfolio -- Initial Class..      --          --         --          0.59%         0.59%          --          0.59%(1)
  Freedom 2015
     Portfolio -- Initial Class..      --          --         --          0.60%         0.60%          --          0.60%(1)
  Freedom 2020
     Portfolio -- Initial Class..      --          --         --          0.65%         0.65%          --          0.65%(1)
  Freedom 2025
     Portfolio -- Initial Class..      --          --         --          0.66%         0.66%          --          0.66%(1)
  Freedom 2030
     Portfolio -- Initial Class..      --          --         --          0.69%         0.69%          --          0.69%(1)
  Growth & Income
     Portfolio -- Service Class
     2...........................    0.46%       0.25%      0.14%           --          0.85%          --          0.85%
  High Income
     Portfolio -- Initial Class..    0.57%         --       0.13%           --          0.70%          --          0.70%
  Index 500 Portfolio -- Initial
     Class.......................    0.10%         --         --            --          0.10%          --          0.10%(2)
  Investment Grade Bond
     Portfolio -- Service Class..    0.32%       0.10%      0.12%           --          0.54%          --          0.54%
  Mid Cap Portfolio -- Service
     Class 2.....................    0.56%       0.25%      0.12%           --          0.93%          --          0.93%
  Overseas Portfolio -- Service
     Class 2.....................    0.71%       0.25%      0.16%           --          1.12%          --          1.12%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class
     2+..........................    0.51%       0.25%      0.30%         0.01%         1.07%        0.01%         1.06%(3)
  Mutual Global Discovery
     Securities Fund -- Class 2..    0.80%       0.25%      0.26%           --          1.31%          --          1.31%
  Templeton Developing Markets
     Securities Fund -- Class 2..    1.25%       0.25%      0.21%         0.02%         1.73%        0.01%         1.72%(3)
  Templeton Foreign Securities
     Fund -- Class 2.............    0.64%       0.25%      0.15%         0.02%         1.06%        0.01%         1.05%(3)
  Templeton Global Bond
     Securities Fund -- Class 1..    0.47%         --       0.07%           --          0.54%          --          0.54%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Enterprise Portfolio...........    0.64%       0.25%      0.06%           --          0.95%          --          0.95%
  Global Technology Portfolio....    0.64%       0.25%      0.33%           --          1.22%          --          1.22%(4)
  Janus Aspen Perkins Mid Cap
     Value Portfolio.............    0.77%       0.25%      0.36%           --          1.38%        0.04%         1.34%(5)
  Overseas Portfolio.............    0.64%       0.25%      0.06%           --          0.95%          --          0.95%
  Worldwide Portfolio+...........    0.57%       0.25%      0.06%           --          0.88%          --          0.88%
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason ClearBridge Variable
     Aggressive Growth
     Portfolio -- Class I++......    0.75%         --       0.06%           --          0.81%          --          0.81%(6)
  Legg Mason ClearBridge Variable
     Appreciation
     Portfolio -- Class I........    0.72%         --       0.05%           --          0.77%          --          0.77%(6)
  Legg Mason ClearBridge Variable
     Equity Income Builder
     Portfolio -- Class I........    0.75%         --       0.12%           --          0.87%          --          0.87%
  Legg Mason ClearBridge Variable
     Fundamental All Cap Value
     Portfolio -- Class I........    0.75%         --       0.05%           --          0.80%          --          0.80%
  Legg Mason ClearBridge Variable
     Large Cap Growth
     Portfolio -- Class I++......    0.75%         --       0.10%           --          0.85%          --          0.85%
  Legg Mason ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I........    0.65%         --       0.06%           --          0.71%          --          0.71%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Legg Mason Global Currents
     Variable International All
     Cap Opportunity Portfolio+,
     ++..........................    0.85%         --       0.25%           --          1.10%          --          1.10%(6)
  Legg Mason Investment Counsel
     Variable Social Awareness
     Portfolio++.................    0.70%         --       0.21%           --          0.91%          --          0.91%(6)
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Western Asset
     Variable Global High Yield
     Bond Portfolio..............    0.80%         --       0.11%           --          0.91%          --          0.91%
  Legg Mason Western Asset
     Variable Strategic Bond
     Portfolio...................    0.65%         --       0.31%           --          0.96%          --          0.96%
MET INVESTORS SERIES TRUST
  BlackRock High Yield
     Portfolio -- Class A........    0.60%         --       0.07%           --          0.67%          --          0.67%
  BlackRock Large Cap Core
     Portfolio -- Class E........    0.59%       0.15%      0.06%           --          0.80%          --          0.80%
  Clarion Global Real Estate
     Portfolio -- Class A........    0.64%         --       0.09%           --          0.73%          --          0.73%
  Harris Oakmark International
     Portfolio -- Class A........    0.79%         --       0.05%           --          0.84%          --          0.84%
  Invesco Small Cap Growth
     Portfolio -- Class A+.......    0.86%         --       0.04%           --          0.90%          --          0.90%
  Janus Forty Portfolio -- Class
     A...........................    0.64%         --       0.04%           --          0.68%          --          0.68%
  Lazard Mid Cap
     Portfolio -- Class A........    0.70%         --       0.04%           --          0.74%          --          0.74%
  Loomis Sayles Global Markets
     Portfolio -- Class A........    0.69%         --       0.07%           --          0.76%          --          0.76%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........    0.51%         --       0.04%           --          0.55%          --          0.55%
  Lord Abbett Growth and Income
     Portfolio -- Class B........    0.53%       0.25%      0.03%           --          0.81%          --          0.81%
  Lord Abbett Mid Cap Value
     Portfolio -- Class B........    0.68%       0.25%      0.08%           --          1.01%          --          1.01%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+.......    0.99%         --       0.18%           --          1.17%          --          1.17%
  MFS(R) Research International
     Portfolio -- Class B+.......    0.71%       0.25%      0.10%           --          1.06%          --          1.06%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........    0.70%         --       0.20%           --          0.90%          --          0.90%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A........    0.48%         --       0.05%           --          0.53%          --          0.53%
  Pioneer Fund Portfolio -- Class
     A...........................    0.66%         --       0.08%           --          0.74%          --          0.74%
  Pioneer Strategic Income
     Portfolio -- Class A........    0.60%         --       0.06%           --          0.66%          --          0.66%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........    0.75%         --       0.04%           --          0.79%          --          0.79%
  Third Avenue Small Cap Value
     Portfolio -- Class B+.......    0.74%       0.25%      0.04%           --          1.03%          --          1.03%
METROPOLITAN SERIES FUND, INC.
  Artio International Stock
     Portfolio -- Class A........    0.83%         --       0.13%         0.03%         0.99%        0.03%         0.96%(7)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..    0.25%         --       0.05%           --          0.30%        0.01%         0.29%(8)
  BlackRock Aggressive Growth
     Portfolio -- Class D........    0.73%       0.10%      0.06%           --          0.89%          --          0.89%
  BlackRock Bond Income
     Portfolio -- Class A........    0.38%         --       0.05%           --          0.43%        0.03%         0.40%(9)
  BlackRock Diversified
     Portfolio -- Class A+.......    0.46%         --       0.06%           --          0.52%          --          0.52%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  BlackRock Large Cap Value
     Portfolio -- Class B........    0.64%       0.25%      0.03%           --          0.92%          --          0.92%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     A...........................    0.73%         --       0.10%           --          0.83%        0.01%         0.82%(10)
  BlackRock Money Market
     Portfolio -- Class A........    0.32%         --       0.02%           --          0.34%        0.01%         0.33%(11)
  Davis Venture Value
     Portfolio -- Class A........    0.71%         --       0.03%           --          0.74%        0.05%         0.69%(12)
  FI Value Leaders
     Portfolio -- Class D........    0.67%       0.10%      0.10%           --          0.87%          --          0.87%
  Jennison Growth
     Portfolio -- Class A........    0.62%         --       0.04%           --          0.66%        0.04%         0.62%(13)
  MetLife Aggressive Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.04%         0.74%         1.13%        0.04%         1.09%(14)
  MetLife Conservative Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.02%         0.58%         0.95%        0.02%         0.93%(14)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B........    0.09%       0.25%      0.01%         0.63%         0.98%          --          0.98%(15)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........    0.25%         --       0.10%         0.01%         0.36%        0.01%         0.35%(8)
  MetLife Moderate Allocation
     Portfolio -- Class B........    0.07%       0.25%        --          0.67%         0.99%          --          0.99%(15)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class B........    0.07%       0.25%        --          0.71%         1.03%          --          1.03%(15)
  MetLife Stock Index
     Portfolio -- Class A........    0.25%         --       0.03%           --          0.28%        0.01%         0.27%(8)
  MFS(R) Total Return
     Portfolio -- Class F........    0.54%       0.20%      0.06%           --          0.80%          --          0.80%
  MFS(R) Value Portfolio -- Class
     A...........................    0.71%         --       0.03%           --          0.74%        0.08%         0.66%(16)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........    0.30%         --       0.14%         0.01%         0.45%        0.01%         0.44%(17)
  Oppenheimer Global Equity
     Portfolio -- Class B........    0.53%       0.25%      0.11%           --          0.89%          --          0.89%
  Russell 2000(R) Index
     Portfolio -- Class A........    0.25%         --       0.10%           --          0.35%        0.01%         0.34%(8)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+.......    0.60%       0.25%      0.07%           --          0.92%          --          0.92%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........    0.48%         --       0.04%           --          0.52%        0.01%         0.51%(18)
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series....    1.00%         --       0.52%           --          1.52%        0.37%         1.15%(19)
  MFS(R) High Income Series......    0.70%         --       0.11%           --          0.81%          --          0.81%
  MFS(R) New Discovery Series....    0.90%         --       0.13%           --          1.03%          --          1.03%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small
     Cap Fund(R)/VA..............    0.71%         --       0.20%           --          0.91%          --          0.91%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Long-Term U.S. Government
     Portfolio...................    0.48%         --       0.16%           --          0.64%          --          0.64%
  Low Duration Portfolio.........    0.50%         --       0.17%           --          0.67%          --          0.67%
  Total Return Portfolio.........    0.50%         --       0.24%           --          0.74%          --          0.74%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Emerging Markets VCT
     Portfolio...................    1.15%       0.25%      0.29%           --          1.69%          --          1.69%
  Pioneer Mid Cap Value VCT
     Portfolio...................    0.65%       0.25%      0.10%           --          1.00%          --          1.00%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value
     Fund........................    0.70%       0.25%      0.23%           --          1.18%          --          1.18%(20)
  Putnam VT New Opportunities
     Fund+.......................    0.56%       0.25%      0.17%           --          0.98%          --          0.98%(21)
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
  Royce Micro-Cap Portfolio......    1.25%         --       0.08%           --          1.33%          --          1.33%
  Royce Small-Cap Portfolio......    1.00%         --       0.07%           --          1.07%          --          1.07%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Emerging Markets Debt
     Portfolio...................    0.75%         --       0.33%         0.01%         1.09%          --          1.09%
  Emerging Markets Equity
     Portfolio...................    1.23%         --       0.38%         0.01%         1.62%          --          1.62%
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class
     II..........................    0.56%       0.25%      0.06%           --          0.87%          --          0.87%
  Government Portfolio -- Class
     I...........................    0.50%         --       0.11%           --          0.61%          --          0.61%


---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Not available under all Policies. Availability depends on Plan Effective
      Date.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2009.
(1) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.
(2) Management fees for the Portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio's shareholders and board of trustees.
(3) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund"). This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
(4) Other Expenses include 0.04% of short sale dividend expenses attributable to the payment of dividends to the lender on borrowed securities.
(5) Janus Capital has contractually agreed to waive certain fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, the administrative services fee applicable to the Portfolio, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees.
(6)   Other Expenses have been restated to reflect current fees.
(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
(14) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
(15) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.
(19) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that total annual fund operating expenses do not exceed 1.15% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until at least April 30, 2011.
(20) Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010, changes in the Fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.
(21) Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010 and changes in the Fund's investor servicing contract.

                           DESCRIPTION OF THE COMPANY,

                           SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you and other Policy Owners invest in the Investment Options are deposited in Fund UL III and are held solely for the benefit of those who invest in the Investment Options of Fund UL III and no one else, including our creditors. The assets of Fund UL III are held in our name on behalf of Fund UL III and legally belong to us. The income, gains, and losses are credited to, or charged against the Policies issued from Fund UL III without regard to the income, gains or losses from any other separate account or from any other business of the Company. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Contract Value in Fund UL III. Any such amount that exceeds the Policy's Contract Value in Fund UL III is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife Insurance Company of Connecticut is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund will be different from that of the Fund.

We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company (now MetLife Insurance Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have a joint ownership interest in its affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." The Company's ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the adviser to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
Invesco V.I. Global Real Estate    Seeks total return through growth  Invesco Advisers, Inc.
  Fund                             of capital and current income.     Subadviser: Invesco Asset
                                                                      Management Limited
Invesco V.I. International Growth  Seeks long-term growth of          Invesco Advisers, Inc.
  Fund                             capital.
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
Global Thematic Growth             Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class B             capital.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Intermediate Bond                  To generate income and price       AllianceBernstein L.P.
  Portfolio -- Class A             appreciation without assuming
                                   what the Advisor considers undue
                                   risk.
International Value                Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class A             capital.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
American Century VP Ultra(R) Fund  Seeks long-term capital growth.    American Century Investment
                                                                      Management, Inc.
American Century VP Vista(SM)      Seeks long-term capital growth.    American Century Investment
  Fund                                                                Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund           Seeks as high a level of current   Capital Research and Management
                                   income as is consistent with the   Company
                                   preservation of capital.
American Funds Global Growth Fund  Seeks long-term growth of          Capital Research and Management
                                   capital.                           Company
American Funds Global Small        Seeks long-term growth of          Capital Research and Management
  Capitalization Fund              capital.                           Company
American Funds Growth Fund         Seeks growth of capital.           Capital Research and Management
                                                                      Company
American Funds Growth-Income Fund  Seeks long-term growth of capital  Capital Research and Management
                                   and income.                        Company
American Funds High-Income Bond    Seeks a high level of current      Capital Research and Management
  Fund                             income.  Its secondary investment  Company
                                   objective is capital
                                   appreciation.
American Funds International Fund  Seeks long-term growth of          Capital Research and Management
                                   capital.                           Company
American Funds New World Fund      Seeks long-term capital            Capital Research and Management
                                   appreciation.                      Company
American Funds U.S.                Seeks a high level of current      Capital Research and Management
  Government/AAA Rated Securities  income consistent with             Company
  Fund                             preservation of capital.
DELAWARE VIP TRUST -- STANDARD
  CLASS
Delaware VIP Small Cap Value       Seeks capital appreciation.        Delaware Management Company
  Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Appreciation Portfolio             Seeks long-term capital growth     The Dreyfus Corporation
                                   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
International Value Portfolio      Seeks long-term capital growth.    The Dreyfus Corporation
Opportunistic Small Cap Portfolio  Seeks capital growth.              The Dreyfus Corporation
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
Contrafund(R)                      Seeks long-term capital            Fidelity Management & Research
  Portfolio -- Service Class 2     appreciation.                      Company
                                                                      Subadviser: FMR Co., Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Equity-Income                      Seeks reasonable income. The fund  Fidelity Management & Research
  Portfolio -- Initial Class       will also consider the potential   Company
                                   for capital appreciation. The      Subadviser: FMR Co., Inc.
                                   fund's goal is to achieve a yield
                                   which exceeds the composite yield
                                   on the securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).
Freedom 2010 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2015 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2020 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2025 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2030 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Growth & Income                    Seeks high total return through a  Fidelity Management & Research
  Portfolio -- Service Class 2     combination of current income and  Company
                                   capital appreciation.              Subadviser: FMR Co., Inc.
High Income Portfolio -- Initial   Seeks a high level of current      Fidelity Management & Research
  Class                            income, while also considering     Company
                                   growth of capital.                 Subadviser: FMR Co., Inc.
Index 500 Portfolio -- Initial     Seeks investment results that      Fidelity Management & Research
  Class                            correspond to the total return of  Company
                                   common stocks publicly traded in   Subadviser: FMR Co., Inc.
                                   the United States, as represented
                                   by the Standard & Poor's 500(SM)
                                   Index (S&P 500(R)).
Investment Grade Bond              Seeks as high a level of current   Fidelity Management & Research
  Portfolio -- Service Class       income as is consistent with the   Company
                                   preservation of capital.           Subadviser: Fidelity Investments
                                                                      Money Management, Inc.
Mid Cap Portfolio -- Service       Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
                                                                      Subadviser: FMR Co., Inc.
Overseas Portfolio -- Service      Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
                                                                      Subadviser: FMR Co., Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth      Seeks long-term capital growth.    Franklin Advisers, Inc.
  Securities Fund -- Class 2+
Mutual Global Discovery            Seeks capital appreciation.        Franklin Mutual Advisers, LLC
  Securities Fund -- Class 2                                          Subadviser: Franklin Templeton
                                                                      Investment Management Limited
Templeton Developing Markets       Seeks long-term capital            Templeton Asset Management Ltd.
  Securities Fund -- Class 2       appreciation.
Templeton Foreign Securities       Seeks long-term capital growth.    Templeton Investment Counsel, LLC
  Fund -- Class 2
Templeton Global Bond Securities   Seeks high current income,         Franklin Advisers, Inc.
  Fund -- Class 1                  consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
Enterprise Portfolio               Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Janus Aspen Perkins Mid Cap Value  Seeks capital appreciation.        Janus Capital Management LLC
  Portfolio                                                           Subadviser: Perkins Investment
                                                                      Management LLC
Overseas Portfolio                 Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Worldwide Portfolio+               Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason ClearBridge Variable    Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
  Aggressive Growth                                                   LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
  Appreciation Portfolio -- Class  capital.                           LLC
  I                                                                   Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks a high level of current      Legg Mason Partners Fund Advisor,
  Equity Income Builder            income. Long-term capital          LLC
  Portfolio -- Class I             appreciation is a secondary        Subadviser: ClearBridge Advisors,
                                   objective.                         LLC
Legg Mason ClearBridge Variable    Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
  Fundamental All Cap Value        Current income is a secondary      LLC
  Portfolio -- Class I             consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Growth                 capital.                           LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Value                  capital. Current income is a       LLC
  Portfolio -- Class I             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Legg Mason Global Currents         Seeks total return on assets from  Legg Mason Partners Fund Advisor,
  Variable International All Cap   growth of capital and income.      LLC
  Opportunity Portfolio+                                              Subadviser: Global Currents
                                                                      Investment Management, LLC
Legg Mason Investment Counsel      Seeks capital appreciation and     Legg Mason Partners Fund Advisor,
  Variable Social Awareness        retention of net investment        LLC
  Portfolio                        income.                            Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
Legg Mason Western Asset Variable  Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Global High Yield Bond           consistent with the preservation   LLC
  Portfolio                        of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
Legg Mason Western Asset Variable  Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Strategic Bond Portfolio         consistent with the preservation   LLC
                                   of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES TRUST
BlackRock High Yield               Seeks to maximize total return,    MetLife Advisers, LLC
  Portfolio -- Class A             consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
BlackRock Large Cap Core           Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio -- Class E                                                Subadviser: BlackRock Advisors,
                                                                      LLC
Clarion Global Real Estate         Seeks total return through         MetLife Advisers, LLC
  Portfolio -- Class A             investment in real estate          Subadviser: ING Clarion Real
                                   securities, emphasizing both       Estate Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio -- Class A             appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
Invesco Small Cap Growth           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Invesco Advisers,
                                                                      Inc.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
Lazard Mid Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
  A                                capital.                           Subadviser: Lazard Asset
                                                                      Management LLC
Loomis Sayles Global Markets       Seeks high total investment        MetLife Advisers, LLC
  Portfolio -- Class A             return through a combination of    Subadviser: Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.
Lord Abbett Bond Debenture         Seeks high current income and the  MetLife Advisers, LLC
  Portfolio -- Class A             opportunity for capital            Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
Lord Abbett Growth and Income      Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B             and income without excessive       Subadviser: Lord, Abbett & Co.
                                   fluctuation in market value.       LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Lord Abbett Mid Cap Value          Seeks capital appreciation         MetLife Advisers, LLC
  Portfolio -- Class B             through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
MFS(R) Emerging Markets Equity     Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class A+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
MFS(R) Research International      Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Morgan Stanley
                                                                      Investment Management Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,         MetLife Advisers, LLC
  Portfolio -- Class A             consistent with preservation of    Subadviser: Pacific Investment
                                   capital and prudent investment     Management Company LLC
                                   management.
Pioneer Fund Portfolio -- Class A  Seeks reasonable income and        MetLife Advisers, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
Pioneer Strategic Income           Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: T. Rowe Price
                                                                      Associates, Inc.
Third Avenue Small Cap Value       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio -- Class B+            appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METROPOLITAN SERIES FUND, INC.
Artio International Stock          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Artio Global
                                                                      Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance of  MetLife Advisers, LLC
  Index Portfolio -- Class A       the Barclays Capital U.S.          Subadviser: MetLife Investment
                                   Aggregate Bond Index.              Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Bond Income              Seeks a competitive total return   MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
BlackRock Diversified              Seeks high total return while      MetLife Advisers, LLC
  Portfolio -- Class A+            attempting to limit investment     Subadviser: BlackRock Advisors,
                                   risk and preserve capital.         LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class B             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Legacy Large Cap Growth  Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Money Market             Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Davis Venture Value                Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Davis Selected
                                                                      Advisers, L.P.
FI Value Leaders                   Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class D             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
Jennison Growth                    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Jennison Associates
                                                                      LLC
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class B
MetLife Conservative Allocation    Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class B             income, with growth of capital as
                                   a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio -- Class B  form of income and growth of capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's MidCap       Subadviser: MetLife Investment
                                   400(R) Composite Stock Price       Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio -- Class B             level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio -- Class B
MetLife Stock Index                Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's 500(R)       Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
MFS(R) Total Return                Seeks a favorable total return     MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
MFS(R) Value Portfolio -- Class A  Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the MSCI EAFE(R) Index.            Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B                                                Subadviser: OppenheimerFunds,
                                                                      Inc.
Russell 2000(R) Index              Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Russell 2000(R) Index.         Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B+            and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio -- Class A  consistent with preservation of    Subadviser: Western Asset
                                   capital and maintenance of         Management Company
                                   liquidity.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
MFS(R) Global Equity Series        Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
MFS(R) High Income Series          Seeks total return with an         Massachusetts Financial Services
                                   emphasis on high current income,   Company
                                   but also considering capital
                                   appreciation.
MFS(R) New Discovery Series        Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap  Seeks capital appreciation to      OppenheimerFunds, Inc.
  Fund(R)/VA                       make your investment grow. It
                                   emphasizes investments in common
                                   stocks of companies with small
                                   market capitalizations.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
Long-Term U.S. Government          Seeks maximum total return,        Pacific Investment Management
  Portfolio                        consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Low Duration Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Total Return Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
Pioneer Emerging Markets VCT       Seeks long-term growth of          Pioneer Investment Management,
  Portfolio                        capital.                           Inc.
Pioneer Mid Cap Value VCT          Seeks capital appreciation by      Pioneer Investment Management,
  Portfolio                        investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT International Value      Seeks capital growth. Current      Putnam Investment Management, LLC
  Fund                             income is a secondary objective.   Subadviser: Putnam Advisory
                                                                      Company, LLC Sub-Manager: Putnam
                                                                      Investment Limited
Putnam VT New Opportunities Fund+  Seeks long-term capital            Putnam Investment Management, LLC
                                   appreciation.
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
Royce Micro-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
Royce Small-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
Emerging Markets Debt Portfolio    Seeks high total return by         Morgan Stanley Investment
                                   investing primarily in fixed       Management Inc.
                                   income securities of government
                                   and government-related issuers
                                   and, to a lesser extent, of
                                   corporate issues in emerging
                                   market countries.
Emerging Markets Equity Portfolio  Seeks long-germ capital            Morgan Stanley Investment
                                   appreciation by investing          Management Inc.
                                   primarily in growth-oriented       Subadviser: Morgan Stanley
                                   equity securities of issuers in    Investment Management Company and
                                   emerging market countries.         Morgan Stanley Investment
                                                                      Management Limited
VAN KAMPEN LIFE INVESTMENT TRUST
Comstock Portfolio -- Class II     Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
Government Portfolio -- Class I    Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.


---------
+     Not available under all Policies. Availability depends on Plan Effective
      Date.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account but is subject to the claims of our creditors. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - Front-End Sales Expense Charge: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------
Years 1 -- 2      up to 12%       up to 8%           12%             8%
Years 3 -- 7             8%             4%           12%             8%
  Years 8+             3.5%           3.5%           12%             8%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Rider. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

     - Monthly Sales Expense Charge: Except for Policies issued on or after January 1, 2009, for which the current Monthly Sales Expense Charge is $0, the guaranteed maximum Monthly Sales Expense Charge is a monthly rate per thousand equal to $0.10 (up to $0.10 for the current charge) times the percentage of initial base Stated Amount. For the current charge, this monthly rate is applied to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. For the guaranteed charge, this monthly rate is applied to the initial total Stated amount. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.

     - MONTHLY SALES LOAD (FOR THE INSURED TERM RIDER, IF APPLICABLE): The guaranteed maximum Monthly Sales Load is a monthly rates per thousand equal to $0.10 times the percentage of initial term Stated Amount. This percentage is applied to the initial total Stated amount. The current Monthly Sales Load is a monthly rate per thousand equal to up to $0.01 times the percentage of initial term Stated Amount. This monthly rate is applied to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase. For Policies issued on or after January 1, 2009, the current Monthly Sales Load is $0.

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------
    1-25          up to 0.25%            0.75%
  YEARS 26+       up to 0.15%            0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured. Beginning January 1, 2009, the Policies may not be available in all states.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage

          Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

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               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.

If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

                            VALUES UNDER YOUR POLICY

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                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c. Interest credited to the Fixed Account since the preceding day, minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-25, and 4.70% in Policy Years 26 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

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                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds, that is:

Invesco V.I. Global Real Estate Fund,

Invesco V.I. International Growth Fund,

AllianceBernstein Global Thematic Growth Portfolio,

AllianceBernstein International Value Portfolio,

American Funds Global Growth Fund,

American Funds Global Small Capitalization Fund,

American Funds High-Income Bond Fund,

American Funds International Fund,

American Funds New World Fund,

Delaware VIP Small Cap Value Series,

Dreyfus Variable Investment Fund International Value Portfolio,

Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio,

Fidelity VIP High Income Portfolio,

Fidelity VIP Overseas Portfolio,

Franklin Small-Mid Cap Growth Securities Fund,

Franklin Mutual Global Discovery Securities Fund,

Templeton Developing Markets Securities Fund,

Templeton Foreign Securities Fund,

Templeton Global Bond Securities Fund,

Janus Aspen Global Technology Portfolio,

Janus Aspen Overseas Portfolio,

Janus Aspen Worldwide Portfolio,

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio,

Legg Mason Western Asset Variable Global High Yield Bond Portfolio,

Legg Mason Western Asset Variable Strategic Bond Portfolio,

BlackRock High Yield Portfolio,

Clarion Global Real Estate Portfolio,

Harris Oakmark International Portfolio,

Invesco Small Cap Growth Portfolio,

Loomis Sayles Global Markets Portfolio,

Lord Abbett Bond Debenture Portfolio,

MFS(R) Emerging Markets Equity Portfolio,

MFS(R) Research International Portfolio,

Pioneer Strategic Income Portfolio,

Third Avenue Small Cap Value Portfolio,

Artio International Stock Portfolio,

Morgan Stanley EAFE(R) Index Portfolio,

Oppenheimer Global Equity Portfolio,

Russell 2000(R) Index Portfolio,

MFS(R) Global Equity Series,

MFS(R) High Income Series,

MFS(R) New Discovery Series,

Oppenheimer Main Street Small Cap Fund(R)/VA,

Pioneer Emerging Markets VCT Portfolio,

Putnam VT International Value Fund,

Royce Micro-Cap Portfolio,


Royce Small-Cap Portfolio,


UIF Emerging Markets Debt Portfolio and

UIF Emerging Markets Equity Portfolio

(the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner). You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

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The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------
      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
       75              105
      95+              100


Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. The amount of the Death Benefit that exceeds the Contract Value is paid from the Company's General Account. Death Benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                              BENEFITS AT MATURITY

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If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

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                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy when you apply for the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

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You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

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While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-25 and 4.70% in years 26 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request at our Administrative Office. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

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                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

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The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy

Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. However, the foregoing exceptions generally do not apply to a corporate owner of a MEC.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax. Any outstanding loan at the time of an exchange is generally taxable to the extent of policy gain.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

INVESTMENT IN THE POLICY

Investment in the policy generally means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

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The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                           TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800--289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the Funds of the American Funds Insurance Series available under the Policy for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Policy Charges and Deductions -- Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, and MetLife Advisers, LLC. MetLife Investment Funds Management LLC and MetLife Advisers LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements and financial highlights comprising each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

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                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at MetLife -Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLAN EFFECTIVE DATE -- the Policy Date of the first Policy issued for a plan (i.e., an arrangement where an employer or trustee will own a group of Policies on the lives of certain employees, or in other instances, where a group of Policies will be purchased at one time).

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --Corporate Owned Variable Universal Life Insurance 2000, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

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                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
AIM VARIABLE INSURANCE FUNDS                   AIM VARIABLE INSURANCE FUNDS (INVESCO
                                                 VARIABLE INSURANCE FUNDS)
  AIM V.I. Global Real Estate Fund               Invesco V.I. Global Real Estate Fund
  AIM V.I. International Growth Fund             Invesco V.I. International Growth Fund
DREYFUS VARIABLE INVESTMENT FUND               DREYFUS VARIABLE INVESTMENT FUND
  Developing Leaders Portfolio                   Opportunistic Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST      LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive        Legg Mason ClearBridge Variable Aggressive
     Growth Portfolio                               Growth Portfolio
  Legg Mason Partners Variable Appreciation      Legg Mason ClearBridge Variable
     Portfolio                                      Appreciation Portfolio
  Legg Mason Partners Variable Capital and       Legg Mason ClearBridge Variable Equity
     Income Portfolio                               Income Builder Portfolio
  Legg Mason Partners Variable Fundamental       Legg Mason ClearBridge Variable
     Value Growth Portfolio                         Fundamental All Cap Value Portfolio
  Legg Mason Partners Variable International     Legg Mason Global Currents Variable
     All Cap Opportunity Portfolio+                 International All Cap Opportunity
                                                    Portfolio+
  Legg Mason Partners Variable Investors         Legg Mason ClearBridge Variable Large Cap
     Portfolio                                      Value Portfolio
  Legg Mason Partners Variable Large Cap         Legg Mason ClearBridge Variable Large Cap
     Growth Portfolio                               Growth Portfolio
  Legg Mason Partners Variable Social            Legg Mason Investment Counsel Variable
     Awareness Portfolio                            Social Awareness Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST      LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable Global High       Legg Mason Western Asset Variable Global
     Yield Bond Portfolio                           High Yield Bond Portfolio
  Legg Mason Partners Variable Strategic Bond    Legg Mason Western Asset Variable
     Portfolio                                      Strategic Bond Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Met/AIM Small Cap Growth Portfolio+            Invesco Small Cap Growth Portfolio+
  Van Kampen Mid Cap Growth Portfolio            Morgan Stanley Mid Cap Growth Portfolio
PUTNAM VARIABLE TRUST                          PUTNAM VARIABLE TRUST
  Putnam VT International Growth and Income      Putnam VT International Value Fund
     Fund


+ Not available under all Policies. Availability depends on Plan Effective Date.

FUND MERGERS/REORGANIZATIONS

The following former Funds were merged with and into the new Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  FI Mid Cap Opportunities Portfolio             Morgan Stanley Mid Cap Growth Portfolio

                                   APPENDIX C

--------------------------------------------------------------------------------

                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

                          (IF AVAILABLE IN YOUR STATE)

AGE                MALE                 FEMALE                UNISEX
---             ---------             ---------             ---------
 20              20.75046              17.76811              20.15660
 21              21.43931              18.41151              20.83692
 22              22.15540              19.07822              21.54229
 23              22.89985              19.77061              22.27547
 24              23.67203              20.49002              23.03759
 25              24.47303              21.23587              23.82807
 26              25.30237              22.00956              24.64648
 27              26.15803              22.81058              25.49061
 28              27.04391              23.64019              26.36478
 29              27.96810              24.49974              27.27515
 30              28.93223              25.39050              28.22519
 31              29.93846              26.31420              29.21513
 32              30.98879              27.26929              30.24699
 33              32.08244              28.25862              31.31966
 34              33.21998              29.28066              32.43372
 35              34.40231              30.33542              33.58984
 36              35.62875              31.42269              34.78864
 37              36.89887              32.54581              36.02937
 38              38.21380              33.70666              37.31331
 39              39.57333              34.90869              38.64156
 40              40.98082              36.15456              40.01542
 41              42.43483              37.44393              41.43655
 42              43.93497              38.77792              42.90320
 43              45.47934              40.15795              44.41354
 44              47.06408              41.58437              45.96532
 45              48.68721              43.05748              47.55816
 46              50.35153              44.57635              49.19205
 47              52.05909              46.14015              50.86933
 48              53.82129              47.74978              52.60081
 49              55.65264              49.40329              54.39601
 50              57.55331              51.10045              56.25603
 51              59.52395              52.84293              58.18077
 52              61.56006              54.62786              60.16500
 53              63.65497              56.45561              62.20607
 54              65.80535              58.32662              64.29880
 55              68.00239              60.24140              66.43654
 56              70.24448              62.19765              68.61843
 57              72.53540              64.19326              70.84671
 58              74.89684              66.22932              73.13829
 59              77.34745              68.30904              75.50944
 60              79.88828              70.43886              77.96041

AGE                MALE                 FEMALE                UNISEX
---             ---------             ---------             ---------
 61              82.50695              72.62267              80.48453
 62              85.18613              74.86294              83.06646
 63              87.90817              77.16453              85.69409
 64              90.67166              79.53113              88.36535
 65              93.48089              81.96817              91.08574
 66              96.35338              84.48046              93.86943
 67              99.31975              87.07340              96.74203
 68             102.40600              89.75142              99.72414
 69             105.64164              92.52270             102.84177
 70             109.04977              95.39222             106.11045
 71             112.63969              98.36063             109.53631
 72             116.38886             101.42742             113.10176
 73             120.28963             104.60168             116.80131
 74             124.39784             107.89189             120.67888
 75             128.76831             111.31764             124.77812
 76             133.45523             114.90649             129.14242
 77             138.49658             118.69317             133.80624
 78             143.89584             122.71355             138.77520
 79             149.64681             127.01309             144.04965
 80             155.77273             131.63730             149.65179

                                   APPENDIX D

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                      CASH VALUE ACCUMULATION TEST FACTORS

                          (IF AVAILABLE IN YOUR STATE)

ATTAINED AGE               MALE                FEMALE               UNISEX
------------             --------             --------             --------
     20                  796.856%             902.894%             796.856%
     21                  770.878%             871.381%             770.878%
     22                  745.677%             840.968%             745.677%
     23                  721.181%             811.562%             721.181%
     24                  697.376%             783.122%             697.376%
     25                  674.290%             755.675%             674.290%
     26                  651.938%             729.176%             651.938%
     27                  630.362%             703.635%             630.362%
     28                  609.463%             679.010%             609.463%
     29                  589.127%             655.262%             589.127%
     30                  569.320%             632.357%             569.320%
     31                  550.066%             610.257%             550.066%
     32                  531.358%             588.984%             531.358%
     33                  513.231%             568.474%             513.231%
     34                  495.687%             548.742%             495.687%
     35                  478.726%             529.769%             478.726%
     36                  462.344%             511.538%             462.344%
     37                  446.549%             493.984%             446.549%
     38                  431.325%             477.072%             431.325%
     39                  416.657%             460.756%             416.657%
     40                  402.531%             445.006%             402.531%
     41                  388.928%             429.826%             388.928%
     42                  375.852%             415.200%             375.852%
     43                  363.297%             401.115%             363.297%
     44                  351.258%             387.562%             351.258%
     45                  339.716%             374.532%             339.716%
     46                  328.651%             362.023%             328.651%
     47                  318.032%             350.027%             318.032%
     48                  307.803%             338.525%             307.803%
     49                  297.926%             327.511%             297.926%
     50                  288.403%             316.969%             288.403%
     51                  279.237%             306.875%             279.237%
     52                  270.441%             297.224%             270.441%
     53                  262.012%             287.995%             262.012%
     54                  253.952%             279.168%             253.952%
     55                  246.259%             270.721%             246.259%
     56                  238.921%             262.644%             238.921%
     57                  231.917%             254.922%             231.917%
     58                  225.204%             247.535%             225.204%
     59                  218.752%             240.457%             218.752%
     60                  212.561%             233.663%             212.561%

ATTAINED AGE               MALE                FEMALE               UNISEX
------------             --------             --------             --------
     61                  206.635%             227.134%             206.635%
     62                  200.988%             220.859%             200.988%
     63                  195.616%             214.823%             195.616%
     64                  190.506%             209.017%             190.506%
     65                  185.637%             203.431%             185.637%
     66                  180.985%             198.056%             180.985%
     67                  176.526%             192.887%             176.526%
     68                  172.243%             187.918%             172.243%
     69                  168.122%             183.143%             168.122%
     70                  164.158%             178.556%             164.158%
     71                  160.357%             174.158%             160.357%
     72                  156.733%             169.949%             156.733%
     73                  153.291%             165.919%             153.291%
     74                  150.012%             162.063%             150.012%
     75                  146.885%             158.372%             146.885%
     76                  155.141%             155.141%             155.141%
     77                  152.556%             152.556%             152.556%
     78                  150.067%             150.067%             150.067%
     79                  147.665%             147.665%             147.665%
     80                  145.630%             145.630%             145.630%
     81                  143.404%             143.404%             143.404%
     82                  141.307%             141.307%             141.307%
     83                  139.321%             139.321%             139.321%
     84                  137.428%             137.428%             137.428%
     85                  130.271%             130.271%             130.271%
     86                  128.604%             128.604%             128.604%
     87                  127.012%             127.012%             127.012%
     88                  125.528%             125.528%             125.528%
     89                  124.135%             124.135%             124.135%
     90                  122.791%             122.791%             122.791%
     91                  121.378%             121.378%             121.378%
     92                  119.851%             119.851%             119.851%
     93                  118.274%             118.274%             118.274%
     94                  116.681%             116.681%             116.681%
     95                  115.085%             115.085%             115.085%
     96                  113.438%             113.438%             113.438%
     97                  111.634%             111.634%             111.634%
     98                  109.478%             109.478%             109.478%
     99                  106.779%             106.779%             106.779%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830 or by calling us at 1-888-458-2654.

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File Numbers: 811-09215

Book 50                                                                     5/10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife of CT Fund UL III for Variable Life Insurance and Board of Directors of
MetLife Insurance Company of Connecticut

We have audited the accompanying statements of assets and liabilities of MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Investment Options listed in Note 2.A as of December 31, 2009, the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in
Note 7 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2009, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                     AIM V.I. GLOBAL             AIM V.I. ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                         REAL ESTATE INTERNATIONAL GROWTH INTERMEDIATE BOND INTERNATIONAL VALUE
                                   INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
                                   ----------------- -------------------- ----------------- -------------------
ASSETS:
  Investments at fair value              $ 3,371,650         $ 24,378,186       $ 2,832,813             $ 2,697
                                   ----------------- -------------------- ----------------- -------------------
       Total Assets                        3,371,650           24,378,186         2,832,813               2,697
                                   ----------------- -------------------- ----------------- -------------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               78                  132                46                   2
                                   ----------------- -------------------- ----------------- -------------------
       Total Liabilities                          78                  132                46                   2
                                   ----------------- -------------------- ----------------- -------------------
NET ASSETS                               $ 3,371,572         $ 24,378,054       $ 2,832,767             $ 2,695
                                   ================= ==================== ================= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   AMERICAN CENTURY VP AMERICAN CENTURY VP    AMERICAN FUNDS    AMERICAN FUNDS
                                                 ULTRA               VISTA              BOND     GLOBAL GROWTH
                                     INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ------------------- ------------------- ----------------- -----------------
ASSETS:
  Investments at fair value                   $ 25,673         $ 2,839,513           $ 2,942      $ 18,588,727
                                   ------------------- ------------------- ----------------- -----------------
       Total Assets                             25,673           2,839,513             2,942        18,588,727
                                   ------------------- ------------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                 13                  36                 2                55
                                   ------------------- ------------------- ----------------- -----------------
       Total Liabilities                            13                  36                 2                55
                                   ------------------- ------------------- ----------------- -----------------
NET ASSETS                                    $ 25,660         $ 2,839,477           $ 2,940      $ 18,588,672
                                   =================== =================== ================= =================

The accompanying notes are an integral part of these financial statements.

   AMERICAN FUNDS                                                                         AMERICAN FUNDS U.S.
     GLOBAL SMALL    AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS      GOVERNMENT/AAA
   CAPITALIZATION            GROWTH     GROWTH-INCOME     INTERNATIONAL         NEW WORLD    RATED SECURITIES
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
            $ 842      $ 71,327,575      $ 24,495,818      $ 25,427,993       $ 5,216,887           $ 446,343
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
              842        71,327,575        24,495,818        25,427,993         5,216,887             446,343
------------ ---- ----------------- ----------------- ----------------- ----------------- -------------------
               --               143                 9               119                27                  24
------------ ---- ----------------- ----------------- ----------------- ----------------- -------------------
               --               143                 9               119                27                  24
------------ ---- ----------------- ----------------- ----------------- ----------------- -------------------
            $ 842      $ 71,327,432      $ 24,495,809      $ 25,427,874       $ 5,216,860           $ 446,319
================= ================= ================= ================= ================= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                        DELAWARE VIP       DREYFUS VIF        DREYFUS VIF      FIDELITY VIP
                                     SMALL CAP VALUE      APPRECIATION DEVELOPING LEADERS        CONTRAFUND
                                   INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ------------------ -----------------
ASSETS:
  Investments at fair value             $ 10,353,732         $ 930,001          $ 995,843      $ 34,498,632
                                   ----------------- ----------------- ------------------ -----------------
       Total Assets                       10,353,732           930,001            995,843        34,498,632
                                   ----------------- ----------------- ------------------ -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                              125                13                 31                81
                                   ----------------- ----------------- ------------------ -----------------
       Total Liabilities                         125                13                 31                81
                                   ----------------- ----------------- ------------------ -----------------
NET ASSETS                              $ 10,353,607         $ 929,988          $ 995,812      $ 34,498,551
                                   ================= ================= ================== =================

The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
    EQUITY-INCOME      FREEDOM 2015      FREEDOM 2020      FREEDOM 2030   GROWTH & INCOME       HIGH INCOME
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 10,570,077           $ 4,976             $ 390           $ 2,010          $ 10,834           $ 1,287
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
       10,570,077             4,976               390             2,010            10,834             1,287
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               --                 4                --                 1                20                 1
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               --                 4                --                 1                20                 1
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 10,570,077           $ 4,972             $ 390           $ 2,009          $ 10,814           $ 1,286
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                              FIDELITY VIP
                                                          INVESTMENT GRADE
                                   FIDELITY VIP INDEX 500             BOND FIDELITY VIP MID CAP FIDELITY VIP OVERSEAS
                                       INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
                                   --------------------- ----------------- -------------------- ---------------------
ASSETS:
  Investments at fair value                 $ 24,154,695             $ 301         $ 24,713,915           $ 5,679,553
                                   --------------------- ----------------- -------------------- ---------------------
       Total Assets                           24,154,695               301           24,713,915             5,679,553
                                   --------------------- ----------------- -------------------- ---------------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                   37                15                  112                    63
                                   --------------------- ----------------- -------------------- ---------------------
       Total Liabilities                              37                15                  112                    63
                                   --------------------- ----------------- -------------------- ---------------------
NET ASSETS                                  $ 24,154,658             $ 286         $ 24,713,803           $ 5,679,490
                                   ===================== ================= ==================== =====================

The accompanying notes are an integral part of these financial statements.

  FTVIPT FRANKLIN   FTVIPT TEMPLETON                     FTVIPT TEMPLETON
    SMALL-MID CAP DEVELOPING MARKETS   FTVIPT TEMPLETON       GLOBAL BOND       JANUS ASPEN JANUS ASPEN GLOBAL
GROWTH SECURITIES         SECURITIES FOREIGN SECURITIES        SECURITIES        ENTERPRISE         TECHNOLOGY
INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
      $ 4,836,747       $ 10,426,138       $ 18,811,635       $ 8,069,608       $ 2,820,100        $ 1,540,950
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
        4,836,747         10,426,138         18,811,635         8,069,608         2,820,100          1,540,950
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
              106                 71                137                84                36                 40
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
              106                 71                137                84                36                 40
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
      $ 4,836,641       $ 10,426,067       $ 18,811,498       $ 8,069,524       $ 2,820,064        $ 1,540,910
================= ================== ================== ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                           LMPVET CLEARBRIDGE
                                                     JANUS ASPEN PERKINS       JANUS ASPEN    VARIABLE EQUITY
                                JANUS ASPEN OVERSEAS       MID CAP VALUE         WORLDWIDE     INCOME BUILDER
                                   INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
                                 ------------------- ------------------- ----------------- ------------------
ASSETS:
Investments at fair value                $ 4,694,894        $ 12,030,003         $ 910,122          $ 862,858
                                 ------------------- ------------------- ----------------- ------------------
Total Assets                               4,694,894          12,030,003           910,122            862,858
                                 ------------------- ------------------- ----------------- ------------------
LIABILITIES:
Due to MetLife Insurance Company
   of Connecticut                                 68                  81                27                 17
                                 ------------------- ------------------- ----------------- ------------------
Total Liabilities                                 68                  81                27                 17
                                 ------------------- ------------------- ----------------- ------------------
NET ASSETS                               $ 4,694,826        $ 12,029,922         $ 910,095          $ 862,841
                                 =================== =================== ================= ==================

The accompanying notes are an integral part of these financial statements.

                                                                                                             LMPVET GLOBAL
 LMPVET CLEARBRIDGE                         LMPVET CLEARBRIDGE                    LMPVET CLEARBRIDGE     CURRENTS VARIABLE
VARIABLE AGGRESSIVE    LMPVET CLEARBRIDGE VARIABLE FUNDAMENTAL LMPVET CLEARBRIDGE VARIABLE LARGE CAP INTERNATIONAL ALL CAP
             GROWTH VARIABLE APPRECIATION                VALUE VARIABLE INVESTORS             GROWTH           OPPORTUNITY
  INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION     INVESTMENT OPTION
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
        $ 1,046,282              $ 14,119          $ 3,201,873        $ 3,468,221          $ 817,134             $ 569,172
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
          1,046,282                14,119            3,201,873          3,468,221            817,134               569,172
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
                 51                    35                   96                 62                 53                    73
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
                 51                    35                   96                 62                 53                    73
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
        $ 1,046,231              $ 14,084          $ 3,201,777        $ 3,468,159          $ 817,081             $ 569,099
=================== ===================== ==================== ================== ================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   LMPVET INVESTMENT        LMPVIT WESTERN    LMPVIT WESTERN
                                    COUNSEL VARIABLE ASSET VARIABLE GLOBAL    ASSET VARIABLE    MIST BLACKROCK
                                    SOCIAL AWARENESS       HIGH YIELD BOND    STRATEGIC BOND        HIGH YIELD
                                   INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- --------------------- ----------------- -----------------
ASSETS:
  Investments at fair value                $ 486,034           $ 5,246,061       $ 1,436,035      $ 18,734,913
                                   ----------------- --------------------- ----------------- -----------------
       Total Assets                          486,034             5,246,061         1,436,035        18,734,913
                                   ----------------- --------------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               14                    35                45                19
                                   ----------------- --------------------- ----------------- -----------------
       Total Liabilities                          14                    35                45                19
                                   ----------------- --------------------- ----------------- -----------------
NET ASSETS                                 $ 486,020           $ 5,246,026       $ 1,435,990      $ 18,734,894
                                   ================= ===================== ================= =================

The accompanying notes are an integral part of these financial statements.

                                            MIST HARRIS
   MIST BLACKROCK MIST CLARION GLOBAL           OAKMARK                         MIST LAZARD MIST LOOMIS SAYLES
   LARGE CAP CORE         REAL ESTATE     INTERNATIONAL  MIST JANUS FORTY           MID CAP     GLOBAL MARKETS
INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
      $ 9,548,856        $ 12,410,468       $ 7,418,076      $ 19,077,599       $ 1,611,966        $ 3,759,522
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
        9,548,856          12,410,468         7,418,076        19,077,599         1,611,966          3,759,522
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
               47                  80               127               110                44                 26
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
               47                  80               127               110                44                 26
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
      $ 9,548,809        $ 12,410,388       $ 7,417,949      $ 19,077,489       $ 1,611,922        $ 3,759,496
================= =================== ================= ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                    MIST LORD ABBETT  MIST LORD ABBETT  MIST LORD ABBETT      MIST MET/AIM
                                      BOND DEBENTURE GROWTH AND INCOME     MID CAP VALUE  SMALL CAP GROWTH
                                   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value                $ 712,917       $ 2,208,501       $ 5,736,819         $ 149,668
                                   ----------------- ----------------- ----------------- -----------------
       Total Assets                          712,917         2,208,501         5,736,819           149,668
                                   ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               80                98               123                54
                                   ----------------- ----------------- ----------------- -----------------
       Total Liabilities                          80                98               123                54
                                   ----------------- ----------------- ----------------- -----------------
NET ASSETS                                 $ 712,837       $ 2,208,403       $ 5,736,696         $ 149,614
                                   ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                                             MIST PIMCO
MIST MFS EMERGING MIST MFS RESEARCH INFLATION PROTECTED                        MIST PIONEER MIST T. ROWE PRICE
   MARKETS EQUITY     INTERNATIONAL                BOND MIST PIONEER FUND  STRATEGIC INCOME     MID CAP GROWTH
INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
      $ 5,038,354       $ 3,476,845        $ 17,226,623         $ 723,838           $ 1,367        $ 1,610,406
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
        5,038,354         3,476,845          17,226,623           723,838             1,367          1,610,406
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
               24                 5                 166                44                 1                 27
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
               24                 5                 166                44                 1                 27
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
      $ 5,038,330       $ 3,476,840        $ 17,226,457         $ 723,794           $ 1,366        $ 1,610,379
================= ================= =================== ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   MIST THIRD AVENUE     MSF BLACKROCK     MSF BLACKROCK     MSF BLACKROCK
                                     SMALL CAP VALUE AGGRESSIVE GROWTH       BOND INCOME       DIVERSIFIED
                                   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value              $ 9,040,056       $ 4,638,164       $ 4,256,885         $ 669,929
                                   ----------------- ----------------- ----------------- -----------------
       Total Assets                        9,040,056         4,638,164         4,256,885           669,929
                                   ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               36                85                14                47
                                   ----------------- ----------------- ----------------- -----------------
       Total Liabilities                          36                85                14                47
                                   ----------------- ----------------- ----------------- -----------------
NET ASSETS                               $ 9,040,020       $ 4,638,079       $ 4,256,871         $ 669,882
                                   ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                      MSF BLACKROCK                                                                   MSF METLIFE
    MSF BLACKROCK  LEGACY LARGE CAP     MSF BLACKROCK                               MSF METLIFE      CONSERVATIVE
  LARGE CAP VALUE            GROWTH      MONEY MARKET MSF FI VALUE LEADERS AGGRESSIVE ALLOCATION        ALLOCATION
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
      $ 2,844,479       $ 2,381,359     $ 154,467,640         $ 5,908,318           $ 2,627,448       $ 1,071,130
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
        2,844,479         2,381,359       154,467,640           5,908,318             2,627,448         1,071,130
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
               36                43                95                  33                   115                42
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
               36                43                95                  33                   115                42
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
      $ 2,844,443       $ 2,381,316     $ 154,467,545         $ 5,908,285           $ 2,627,333       $ 1,071,088
================= ================= ================= ==================== ===================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                           MSF METLIFE                                                  MSF METLIFE
                                       CONSERVATIVE TO         MSF METLIFE         MSF METLIFE           MODERATE TO
                                   MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                     INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                   ------------------- ------------------- ------------------- ---------------------
ASSETS:
  Investments at fair value                 $ 591,939         $ 1,721,978        $ 3,250,047          $ 1,903,655
                                   ------------------- ------------------- ------------------- ---------------------
       Total Assets                           591,939           1,721,978          3,250,047            1,903,655
                                   ------------------- ------------------- ------------------- ---------------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                83                   8                 45                   62
                                   ------------------- ------------------- ------------------- ---------------------
       Total Liabilities                           83                   8                 45                   62
                                   ------------------- ------------------- ------------------- ---------------------
NET ASSETS                                  $ 591,856         $ 1,721,970        $ 3,250,002          $ 1,903,593
                                   =================== =================== =================== =====================

The accompanying notes are an integral part of these financial statements.

MSF METLIFE STOCK     MSF MFS TOTAL                     MSF OPPENHEIMER  MSF RUSSELL 2000 MSF T. ROWE PRICE
            INDEX            RETURN     MSF MFS VALUE     GLOBAL EQUITY             INDEX  LARGE CAP GROWTH
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 29,939,480      $ 23,354,946       $ 8,475,529         $ 303,058      $ 13,272,955       $ 1,426,512
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
       29,939,480        23,354,946         8,475,529           303,058        13,272,955         1,426,512
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               68                --                75                11               171                28
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               68                --                75                11               171                28
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 29,939,412      $ 23,354,946       $ 8,475,454         $ 303,047      $ 13,272,784       $ 1,426,484
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                         MSF WESTERN
                                    ASSET MANAGEMENT     PIMCO VIT LOW   PIMCO VIT TOTAL       PIONEER VCT
                                     U.S. GOVERNMENT          DURATION            RETURN  EMERGING MARKETS
                                   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value              $ 7,684,788      $ 16,739,995     $ 173,692,807       $ 5,031,380
                                   ----------------- ----------------- ----------------- -----------------
       Total Assets                        7,684,788        16,739,995       173,692,807         5,031,380
                                   ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               66                71                36                37
                                   ----------------- ----------------- ----------------- -----------------
       Total Liabilities                          66                71                36                37
                                   ----------------- ----------------- ----------------- -----------------
NET ASSETS                               $ 7,684,722      $ 16,739,924     $ 173,692,771       $ 5,031,343
                                   ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

      PIONEER VCT     PUTNAM VT NEW                                          UIF EMERGING      VANGUARD VIF
    MID CAP VALUE     OPPORTUNITIES   ROYCE MICRO-CAP   ROYCE SMALL-CAP    MARKETS EQUITY DIVERSIFIED VALUE
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      $ 1,972,382         $ 156,569       $ 2,612,765      $ 10,011,867       $ 5,610,935         $ 719,025
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
        1,972,382           156,569         2,612,765        10,011,867         5,610,935           719,025
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               77                46                91                86                38                84
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               77                46                91                86                38                84
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      $ 1,972,305         $ 156,523       $ 2,612,674      $ 10,011,781       $ 5,610,897         $ 718,941
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                                            VANGUARD VIF
                                   VANGUARD VIF EQUITY        SHORT-TERM
                                                 INDEX  INVESTMENT GRADE
                                     INVESTMENT OPTION INVESTMENT OPTION
                                   ------------------- -----------------
ASSETS:
  Investments at fair value                $ 1,311,742         $ 255,194
                                   ------------------- -----------------
       Total Assets                          1,311,742           255,194
                                   ------------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                 64                59
                                   ------------------- -----------------
       Total Liabilities                            64                59
                                   ------------------- -----------------
NET ASSETS                                 $ 1,311,678         $ 255,135
                                   =================== =================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                AIM V.I. GLOBAL                AIM V.I.    ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                    REAL ESTATE    INTERNATIONAL GROWTH    INTERMEDIATE BOND INTERNATIONAL VALUE
                                              INVESTMENT OPTION       INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                           -------------------- ----------------------- -------------------- -------------------
INVESTMENT INCOME:
      Dividends                                         $ --               $ 321,862                 $ 22                   $ 32
                                           -------------------- ----------------------- -------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges                                        3,859                  49,596                1,131                      2
                                           -------------------- ----------------------- -------------------- -------------------
           Net investment income (loss)               (3,859)                272,266               (1,109)                    30
                                           -------------------- ----------------------- -------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                      --                   --                     --
      Realized gains (losses) on sale of
        investments                                   33,988              (6,354,807)                  35                     17
                                           -------------------- ----------------------- -------------------- -------------------
           Net realized gains (losses)                33,988              (6,354,807)                  35                     17
                                           -------------------- ----------------------- -------------------- -------------------
     Change in unrealized gains (losses)
        on investments                               803,242              13,832,970               26,083                    500
                                           -------------------- ----------------------- -------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  837,230               7,478,163               26,118                    517
                                           -------------------- ----------------------- -------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 833,371             $ 7,750,429             $ 25,009                  $ 547
                                           ==================== ======================= ==================== ===================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                        AMERICAN FUNDS
AMERICAN CENTURY VP    AMERICAN CENTURY VP       AMERICAN FUNDS    AMERICAN FUNDS         GLOBAL SMALL    AMERICAN FUNDS
              ULTRA                  VISTA                 BOND     GLOBAL GROWTH       CAPITALIZATION            GROWTH
  INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
               $ 61                   $ --                 $ 79         $ 207,479                  $ 2         $ 397,660
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
                 52                  3,129                    2            29,374                   --           122,044
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
                  9                 (3,129)                  77           178,105                    2           275,616
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
                 --                     --                   --                --                   --                --
               (140)                12,712                    5        (1,070,558)                   8        (6,218,573)
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
               (140)                12,712                    5        (1,070,558)                   8        (6,218,573)
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
              6,701                524,450                  103         5,297,751                  331        26,523,734
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
              6,561                537,162                  108         4,227,193                  339        20,305,161
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
            $ 6,570              $ 534,033                $ 185       $ 4,405,298                $ 341      $ 20,580,777
====================== ====================== ================= ==================== ================= ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                                       AMERICAN FUNDS U.S.
                                              AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS      GOVERNMENT/AAA
                                               GROWTH-INCOME        INTERNATIONAL            NEW WORLD    RATED SECURITIES
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                           -------------------- -------------------- ----------------- ----------------------
INVESTMENT INCOME:
      Dividends                                    $ 339,468            $ 327,178             $ 63,954            $ 10,840
                                           -------------------- -------------------- ----------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                       42,601               37,399                5,476                 933
                                           -------------------- -------------------- ----------------- ----------------------
           Net investment income (loss)              296,867              289,779               58,478               9,907
                                           -------------------- -------------------- ----------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --              101,713                   --               3,129
      Realized gains (losses) on sale of
        investments                               (8,959,627)          (1,870,102)               2,412             (31,578)
                                           -------------------- -------------------- ----------------- ----------------------
           Net realized gains (losses)            (8,959,627)          (1,768,389)               2,412             (28,449)
                                           -------------------- -------------------- ----------------- ----------------------
     Change in unrealized gains (losses)
        on investments                            14,737,513            9,875,275            1,410,822              50,441
                                           -------------------- -------------------- ----------------- ----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                5,777,886            8,106,886            1,413,234              21,992
                                           -------------------- -------------------- ----------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 6,074,753          $ 8,396,665          $ 1,471,712            $ 31,899
                                           ==================== ==================== ================= ======================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

     DELAWARE VIP          DREYFUS VIF           DREYFUS VIF         FIDELITY VIP         FIDELITY VIP      FIDELITY VIP
  SMALL CAP VALUE         APPRECIATION    DEVELOPING LEADERS           CONTRAFUND        EQUITY-INCOME      FREEDOM 2015
INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
         $ 88,256             $ 22,376              $ 14,275            $ 368,219            $ 199,467             $ 166
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
           16,597                1,865                 1,773               56,615               21,273                 4
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
           71,659               20,511                12,502              311,604              178,194               162
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
               --               65,291                    --                8,398                   --                30
       (1,009,799)            (235,744)             (200,263)          (2,673,482)             434,046               178
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
       (1,009,799)            (170,453)             (200,263)          (2,665,084)             434,046               208
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
        3,480,272              303,685               393,755           10,820,102            3,817,874               304
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
        2,470,473              133,232               193,492            8,155,018            4,251,920               512
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
      $ 2,542,132            $ 153,743             $ 205,994          $ 8,466,622          $ 4,430,114             $ 674
==================== ==================== ===================== ==================== ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                   FIDELITY VIP         FIDELITY VIP         FIDELITY VIP         FIDELITY VIP
                                                   FREEDOM 2020         FREEDOM 2030      GROWTH & INCOME          HIGH INCOME
                                              INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                         $ 12                 $ 40                 $ 83                 $ 91
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                          256                  128                   17                  145
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)                 (244)                 (88)                  66                  (54)
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          2                    1                   --                   --
      Realized gains (losses) on sale of
        investments                                 (207,671)            (166,714)                (141)              12,035
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)              (207,669)            (166,713)                (141)              12,035
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                               214,577              156,371                2,380              220,544
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    6,908              (10,342)               2,239              232,579
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ 6,664            $ (10,430)             $ 2,305            $ 232,525
                                           ==================== ==================== ==================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                            FIDELITY VIP                                                   FTVIPT FRANKLIN      FTVIPT TEMPLETON
                        INVESTMENT GRADE                                                     SMALL-MID CAP    DEVELOPING MARKETS
FIDELITY VIP INDEX 500              BOND  FIDELITY VIP MID CAP  FIDELITY VIP OVERSEAS    GROWTH SECURITIES            SECURITIES
     INVESTMENT OPTION INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
             $ 530,089              $ 12             $ 102,425               $ 98,586                 $ --             $ 261,470
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
                31,068                66                50,609                 12,649                8,223                11,735
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
               499,021               (54)               51,816                 85,937               (8,223)              249,735
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
               382,204                 1               112,272                 18,514                   --                25,246
               147,845             7,097            (7,390,333)            (5,083,241)          (1,282,789)           (3,987,189)
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
               530,049             7,098            (7,278,061)            (5,064,727)          (1,282,789)           (3,961,943)
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
             4,527,164                (3)           15,270,167              6,345,897            2,984,078             6,500,076
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
             5,057,213             7,095             7,992,106              1,281,170            1,701,289             2,538,133
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
           $ 5,556,234           $ 7,041           $ 8,043,922            $ 1,367,107          $ 1,693,066           $ 2,787,868
====================== ================== ===================== ======================== ==================== =====================


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                  FTVIPT TEMPLETON
                                             FTVIPT TEMPLETON          GLOBAL BOND       JANUS ASPEN    JANUS ASPEN GLOBAL
                                           FOREIGN SECURITIES           SECURITIES        ENTERPRISE            TECHNOLOGY
                                            INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION     INVESTMENT OPTION
                                           --------------------- ----------------- -------------------- ---------------------
INVESTMENT INCOME:
      Dividends                                     $ 478,904            $ 958,176              $ --                  $ --
                                           --------------------- ----------------- -------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                        32,142               16,427             3,237                 1,412
                                           --------------------- ----------------- -------------------- ---------------------
           Net investment income (loss)               446,762              941,749            (3,237)               (1,412)
                                           --------------------- ----------------- -------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                     590,804                   --                --                    --
      Realized gains (losses) on sale of
        investments                                (1,082,348)             137,587           112,923               (95,231)
                                           --------------------- ----------------- -------------------- ---------------------
           Net realized gains (losses)               (491,544)             137,587           112,923               (95,231)
                                           --------------------- ----------------- -------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                              5,346,542              106,361           761,625               356,657
                                           --------------------- ----------------- -------------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 4,854,998              243,948           874,548               261,426
                                           --------------------- ----------------- -------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 5,301,760          $ 1,185,697         $ 871,311             $ 260,014
                                           ===================== ================= ==================== =====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                   LMPVET CLEARBRIDGE     LMPVET CLEARBRIDGE
                       JANUS ASPEN PERKINS           JANUSASPEN       VARIABLE EQUITY    VARIABLE AGGRESSIVE     LMPVET CLEARBRIDGE
JANUS ASPEN OVERSEAS         MID CAP VALUE            WORLDWIDE        INCOME BUILDER                 GROWTH  VARIABLE APPRECIATION
   INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION      INVESTMENT OPTION
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
            $ 14,887           $ 39,106             $ 10,431              $ 26,175                   $ --                   $ 267
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
               5,568             16,986                2,079                 1,612                  1,779                      29
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
               9,319             22,120                8,352                24,563                 (1,779)                    238
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
             100,888            331,850                   --                    --                     --                      --
             317,037           (160,317)            (169,848)             (165,147)              (477,245)                    (95)
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
             417,925            171,533             (169,848)             (165,147)              (477,245)                    (95)
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
           1,592,811          3,070,509              491,711               302,044                742,985                   2,391
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
           2,010,736          3,242,042              321,863               136,897                265,740                   2,296
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
         $ 2,020,055        $ 3,264,162            $ 330,215             $ 161,460              $ 263,961                 $ 2,534
==================== ===================== ==================== ===================== ====================== =======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                                                   LMPVET GLOBAL
                                         LMPVET CLEARBRIDGE                          LMPVET CLEARBRIDGE        CURRENTS VARIABLE
                                       VARIABLE FUNDAMENTAL    LMPVET CLEARBRIDGE    VARIABLE LARGE CAP    INTERNATIONAL ALL CAP
                                                      VALUE    VARIABLE INVESTORS                GROWTH              OPPORTUNITY
                                          INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION        INVESTMENT OPTION
                                       ----------------------- --------------------- --------------------- ------------------------
INVESTMENT INCOME:
      Dividends                                    $ 36,004              $ 54,273               $ 1,917                  $ 5,786
                                       ----------------------- --------------------- --------------------- ------------------------
EXPENSES:
      Mortality and expense risk
        charges                                       4,350                 6,039                 1,175                    1,181
                                       ----------------------- --------------------- --------------------- ------------------------
           Net investment income
             (loss)                                  31,654                48,234                   742                    4,605
                                       ----------------------- --------------------- --------------------- ------------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                        --                    --                    --                       --
      Realized gains (losses) on sale
        of investments                             (649,072)             (498,005)             (262,102)                (163,793)
                                       ----------------------- --------------------- --------------------- ------------------------
           Net realized gains (losses)             (649,072)             (498,005)             (262,102)                (163,793)
                                       ----------------------- --------------------- --------------------- ------------------------
     Change in unrealized gains
        (losses) on investments
                                                  1,141,019             1,040,135               476,367                  300,551
                                       ----------------------- --------------------- --------------------- ------------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 491,947               542,130               214,265                  136,758
                                       ----------------------- --------------------- --------------------- ------------------------
     Net increase (decrease) in net
        assets resulting from
        operations                                $ 523,601             $ 590,364             $ 215,007                $ 141,363
                                       ======================= ===================== ===================== ========================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

LMPVET INVESTMENT           LMPVIT WESTERN       LMPVIT WESTERN
 COUNSEL VARIABLE    ASSET VARIABLE GLOBAL       ASSET VARIABLE       MIST BLACKROCK       MIST BLACKROCK    MIST CLARION GLOBAL
 SOCIAL AWARENESS          HIGH YIELD BOND       STRATEGIC BOND           HIGH YIELD       LARGE CAP CORE            REAL ESTATE
INVESTMENT OPTION        INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION      INVESTMENT OPTION
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
          $ 6,639                $ 466,156             $ 60,462            $ 884,486             $ 71,868              $ 381,555
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
              916                   10,210                2,340               10,387               18,192                 19,942
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
            5,723                  455,946               58,122              874,099               53,676                361,613
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
               --                       --               10,081                   --                   --                     --
         (171,530)                (625,281)             (32,965)            (389,204)            (815,801)            (4,962,691)
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
         (171,530)                (625,281)             (22,884)            (389,204)            (815,801)            (4,962,691)
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
          243,064                1,926,355              184,217            5,334,607            2,439,992              7,791,921
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
           71,534                1,301,074              161,333            4,945,403            1,624,191              2,829,230
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
         $ 77,257              $ 1,757,020            $ 219,455          $ 5,819,502          $ 1,677,867            $ 3,190,843
==================== ======================== ==================== ==================== ==================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                 MIST HARRIS
                                                     OAKMARK                               MIST LAZARD    MIST LOOMIS SAYLES
                                               INTERNATIONAL     MIST JANUS FORTY              MID CAP        GLOBAL MARKETS
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- ---------------------
INVESTMENT INCOME:
      Dividends                                    $ 542,950                 $ --             $ 20,277              $ 74,714
                                           -------------------- -------------------- -------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                       15,174               30,726                2,896                 7,966
                                           -------------------- -------------------- -------------------- ---------------------
           Net investment income (loss)              527,776              (30,726)              17,381                66,748
                                           -------------------- -------------------- -------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --                   --                    --
      Realized gains (losses) on sale of
        investments                               (9,719,164)          (1,395,238)            (614,445)             (905,129)
                                           -------------------- -------------------- -------------------- ---------------------
           Net realized gains (losses)            (9,719,164)          (1,395,238)            (614,445)             (905,129)
                                           -------------------- -------------------- -------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                            11,486,483            7,383,589            1,007,518             1,897,288
                                           -------------------- -------------------- -------------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                1,767,319            5,988,351              393,073               992,159
                                           -------------------- -------------------- -------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 2,295,095          $ 5,957,625            $ 410,454           $ 1,058,907
                                           ==================== ==================== ==================== =====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

 MIST LORD ABBETT  MIST LORD ABBETT     MIST LORD ABBETT         MIST MET/AIM    MIST MFS EMERGING    MIST MFS RESEARCH
   BOND DEBENTURE GROWTH AND INCOME        MID CAP VALUE     SMALL CAP GROWTH       MARKETS EQUITY        INTERNATIONAL
INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
        $ 145,593          $ 46,277            $ 104,403                 $ --             $ 83,848             $ 98,656
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
            3,343             4,252                9,849                  285                9,000                5,832
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
          142,250            42,025               94,554                 (285)              74,848               92,824
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
               --                --                   --                   --                   --                   --
            2,003          (944,009)          (1,192,879)             (26,026)            (849,531)            (744,325)
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
            2,003          (944,009)          (1,192,879)             (26,026)            (849,531)            (744,325)
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
          412,454         1,175,922            2,338,859               67,922            3,063,047            1,458,364
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
          414,457           231,913            1,145,980               41,896            2,213,516              714,039
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
        $ 556,707         $ 273,938          $ 1,240,534             $ 41,611          $ 2,288,364            $ 806,863
================= ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                    MIST PIMCO
                                           INFLATION PROTECTED                              MIST PIONEER   MIST T. ROWE PRICE
                                                          BOND    MIST PIONEER FUND     STRATEGIC INCOME       MID CAP GROWTH
                                             INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           ---------------------- -------------------- ----------------- ---------------------
INVESTMENT INCOME:
      Dividends                                    $ 1,218,250                 $ 70                 $ 62               $ --
                                           ---------------------- -------------------- ----------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                         38,966                  882                   --              1,531
                                           ---------------------- -------------------- ----------------- ---------------------
           Net investment income (loss)              1,179,284                 (812)                  62             (1,531)
                                           ---------------------- -------------------- ----------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                           --                   --                   --                 --
      Realized gains (losses) on sale of
        investments                                   (735,563)              28,459                   --            (37,560)
                                           ---------------------- -------------------- ----------------- ---------------------
           Net realized gains (losses)                (735,563)              28,459                   --            (37,560)
                                           ---------------------- -------------------- ----------------- ---------------------
     Change in unrealized gains (losses)
        on investments                               3,094,830              119,749                  265            269,607
                                           ---------------------- -------------------- ----------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  2,359,267              148,208                  265            232,047
                                           ---------------------- -------------------- ----------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 3,538,551            $ 147,396                $ 327          $ 230,516
                                           ====================== ==================== ================= =====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                                MSF BLACKROCK
MIST THIRD AVENUE        MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK        LEGACY LARGE CAP
  SMALL CAP VALUE    AGGRESSIVE GROWTH          BOND INCOME          DIVERSIFIED      LARGE CAP VALUE                  GROWTH
INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION (a)
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
         $ 99,696              $ 2,274            $ 294,062             $ 20,987             $ 27,627                  $ --
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
           19,723                8,061               10,149                1,022                3,441                 3,022
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
           79,973               (5,787)             283,913               19,965               24,186                (3,022)
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
           92,530                   --                   --                   --                   --                    --
       (1,680,135)            (566,453)             (26,974)             (47,777)             111,569                19,293
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
       (1,587,605)            (566,453)             (26,974)             (47,777)             111,569                19,293
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
        3,505,830            2,031,666              124,906              104,936              192,670               508,152
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
        1,918,225            1,465,213               97,932               57,159              304,239               527,445
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
      $ 1,998,198          $ 1,459,426            $ 381,845             $ 77,124            $ 328,425             $ 524,423
==================== ==================== ==================== ==================== ================= ========================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                                                      MSF METLIFE
                                               MSF BLACKROCK                                     MSF METLIFE         CONSERVATIVE
                                                MONEY MARKET   MSF FI VALUE LEADERS    AGGRESSIVE ALLOCATION           ALLOCATION
                                           INVESTMENT OPTION      INVESTMENT OPTION        INVESTMENT OPTION    INVESTMENT OPTION
                                           ----------------- ---------------------- ------------------------ --------------------
INVESTMENT INCOME:
      Dividends                                    $ 771,530           $ 138,984                 $ 38,253             $ 27,838
                                           ----------------- ---------------------- ------------------------ --------------------
EXPENSES:
      Mortality and expense risk
        charges                                      369,873              10,915                    4,336                2,111
                                           ----------------- ---------------------- ------------------------ --------------------
           Net investment income (loss)              401,657             128,069                   33,917               25,727
                                           ----------------- ---------------------- ------------------------ --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                  --                    3,132                5,652
      Realized gains (losses) on sale of
        investments                                       --          (2,179,893)              (1,006,563)             (53,914)
                                           ----------------- ---------------------- ------------------------ --------------------
           Net realized gains (losses)                    --          (2,179,893)              (1,003,431)             (48,262)
                                           ----------------- ---------------------- ------------------------ --------------------
     Change in unrealized gains (losses)
        on investments                                    --           3,082,889                1,443,645              211,612
                                           ----------------- ---------------------- ------------------------ --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                       --             902,996                  440,214              163,350
                                           ----------------- ---------------------- ------------------------ --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 401,657         $ 1,031,065                $ 474,131            $ 189,077
                                           ================= ====================== ======================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                                                         MSF METLIFE
    CONSERVATIVE TO            MSF METLIFE         MSF METLIFE              MODERATE TO    MSF METLIFE STOCK        MSF MFS TOTAL
MODERATE ALLOCATION    MID CAP STOCK INDEX MODERATE ALLOCATION    AGGRESSIVE ALLOCATION                INDEX               RETURN
  INVESTMENT OPTION      INVESTMENT OPTION   INVESTMENT OPTION        INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
           $ 16,139               $ 13,926            $ 71,247                 $ 31,318            $ 470,000          $ 1,077,441
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
              1,311                  1,541               5,894                    3,284               45,610               55,660
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
             14,828                 12,385              65,353                   28,034              424,390            1,021,781
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
              3,649                 30,637              37,595                   17,161              351,381                   --
           (470,827)                 2,716            (113,522)                 (38,294)         (10,846,836)          (2,134,710)
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
           (467,178)                33,353             (75,927)                 (21,133)         (10,495,455)          (2,134,710)
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
            574,973                387,878             739,513                  430,396           16,833,583            5,428,714
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
            107,795                421,231             663,586                  409,263            6,338,128            3,294,004
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
          $ 122,623              $ 433,616           $ 728,939                $ 437,297          $ 6,762,518          $ 4,315,785
====================== =================== ====================== ======================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                  MSF OPPENHEIMER     MSF RUSSELL 2000    MSF T. ROWE PRICE
                                               MSF MFS VALUE        GLOBAL EQUITY                INDEX     LARGE CAP GROWTH
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                         $ --              $ 5,796            $ 286,085              $ 4,380
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        9,803                  525               29,981                2,635
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               (9,803)               5,271              256,104                1,745
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --              389,562                   --
      Realized gains (losses) on sale of
        investments                                  (14,418)            (176,478)          (2,337,113)            (371,662)
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)               (14,418)            (176,478)          (1,947,551)            (371,662)
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             1,590,873              244,621            5,268,479              821,325
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                1,576,455               68,143            3,320,928              449,663
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 1,566,652             $ 73,414          $ 3,577,032            $ 451,408
                                           ==================== ==================== ==================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

      MSF WESTERN
 ASSET MANAGEMENT        PIMCO VIT LOW      PIMCO VIT TOTAL       PIONEER VCT       PIONEER VCT            PUTNAM VT NEW
  U.S. GOVERNMENT             DURATION               RETURN  EMERGING MARKETS     MID CAP VALUE            OPPORTUNITIES
INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION (b)
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
        $ 364,885            $ 631,405          $ 7,834,981          $ 31,950          $ 21,338                    $ 532
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
            5,470               36,299              296,572             5,628             4,173                      249
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
          359,415              595,106            7,538,409            26,322            17,165                      283
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
               --              750,052            5,222,085                --                --                       --
         (110,866)             (16,864)           1,594,610            61,512          (700,410)                   5,796
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
         (110,866)             733,188            6,816,695            61,512          (700,410)                   5,796
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
           57,443              877,836            5,070,096         1,874,277         1,030,144                   38,396
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
          (53,423)           1,611,024           11,886,791         1,935,789           329,734                   44,192
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
        $ 305,992          $ 2,206,130         $ 19,425,200       $ 1,962,111         $ 346,899                 $ 44,475
==================== ==================== ================= ================= ==================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                          UIF EMERGING         VANGUARD VIF
                                             ROYCE MICRO-CAP      ROYCE SMALL-CAP       MARKETS EQUITY    DIVERSIFIED VALUE
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                         $ --                 $ --                 $ --            $ 274,523
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        4,000               13,787                1,139                8,781
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               (4,000)             (13,787)              (1,139)             265,742
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --                   --                   --
      Realized gains (losses) on sale of
        investments                                 (214,894)            (210,913)                  (9)          (3,353,782)
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)              (214,894)            (210,913)                  (9)          (3,353,782)
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             1,195,998            2,794,881               21,564            3,361,754
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  981,104            2,583,968               21,555                7,972
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 977,104          $ 2,570,181             $ 20,416            $ 273,714
                                           ==================== ==================== ==================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                            VANGUARD VIF
VANGUARD VIF EQUITY           SHORT-TERM
              INDEX     INVESTMENT GRADE
  INVESTMENT OPTION    INVESTMENT OPTION
---------------------- --------------------
          $ 276,614              $ 9,276
---------------------- --------------------
             14,146                  821
---------------------- --------------------
            262,468                8,455
---------------------- --------------------
            193,630                1,125
         (3,756,778)              (4,330)
---------------------- --------------------
         (3,563,148)              (3,205)
---------------------- --------------------
          3,937,293               19,809
---------------------- --------------------
            374,145               16,604
---------------------- --------------------
          $ 636,613             $ 25,059
====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2009 AND
2008

                                                                                                ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                                                                                     INTERMEDIATE      INTERNATIONAL
                               AIM V.I. GLOBAL REAL ESTATE         AIM V.I. INTERNATIONAL GROWTH              BOND             VALUE
                                         INVESTMENT OPTION                     INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ------------------------------------   ----------------------------- ----------------- -----------------
                                    2009         2008 (a)                  2009           2008       2009 (b)               2009 (c)
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
  Net investment income
 (loss)                         $ (3,859)                    $ 8      $ 272,266      $ 172,295      $ (1,109)                  $ 30
  Net realized gains
 (losses)                         33,988                     12      (6,354,807)    (2,941,087)           35                     17
  Change in unrealized
     gains
     (losses) on
     investments                 803,242                     (4)     13,832,970    (18,026,686)       26,083                    500
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
     Net increase
       (decrease)
       in net assets
       resulting
       from operations           833,371                     16       7,750,429    (20,795,478)       25,009                    547
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
POLICY TRANSACTIONS:
  Premium payments
     received
     from policy owners              457                     72          97,153      1,257,776           132                    297
  Net transfers (including
     fixed
     account)                  2,547,110                     --      (6,720,293)     1,969,882     2,811,485                  1,944
  Policy charges                  (9,428)                    (3)       (381,252)      (481,147)       (3,858)                   (92)
  Transfers for policy
     benefits
     and terminations                (23)                    --      (5,844,780)    (7,929,596)           (1)                    (1)
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
     Net increase
       (decrease)
       in net assets
       resulting
       from policy
       transactions             2,538,116                     69     (12,849,172)    (5,183,085)    2,807,758                  2,148
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
     Net increase
       (decrease)
       in net assets           3,371,487                     85      (5,098,743)   (25,978,563)    2,832,767                  2,695
NET ASSETS:
  Beginning of year                   85                     --      29,476,797     55,455,360            --                     --
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
  End of year                $ 3,371,572                    $ 85   $ 24,378,054   $ 29,476,797   $ 2,832,767                $ 2,695
                           =============== ======================= ============== ============= ================== =================


(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                           AMERICAN CENTURY     AMERICAN FUNDS                                  AMERICAN FUNDS GLOBAL
AMERICAN CENTURY VP ULTRA          VP VISTA               BOND  AMERICAN FUNDS GLOBAL GROWTH     SMALL CAPITALIZATION
        INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION        INVESTMENT OPTION
------------------------- ------------------ ------------------ ------------------------------- ------------------------
        2009       2008            2009 (b)           2009 (b)         2009            2008     2009         2008 (a)
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
      $ 9       $ (1,221)          $ (3,129)              $ 77     $ 178,105       $ 194,774      $ 2               $ --
     (140)       285,196             12,712                  5    (1,070,558)        791,596        8               --
    6,701       (837,845)           524,450                103     5,297,751      (7,074,083)     331               8
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
    6,570       (553,870)           534,033                185     4,405,298      (6,087,713)     341               8
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
       --             --                 --                341       128,954         608,554      457               72
       --     (3,028,918)         2,312,889              2,516     6,677,427       1,027,383       --               --
     (330)        (5,845)            (7,436)              (101)     (204,889)       (175,322)     (32)              (2)
      (12)           (93)                (9)                (1)   (1,329,628)     (1,582,012)      (2)              --
---- ------- ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
     (342)    (3,034,856)         2,305,444              2,755     5,271,864        (121,397)     423               70
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
    6,228     (3,588,726)         2,839,477              2,940     9,677,162      (6,209,110)     764               78
   19,432      3,608,158                 --                 --     8,911,510      15,120,620       78               --
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
 $ 25,660       $ 19,432        $ 2,839,477            $ 2,940  $ 18,588,672     $ 8,911,510    $ 842               $ 78
============ ============ ================== ================== =============== =============== ======== ===============


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                 AMERICAN FUNDS
                                          AMERICAN FUNDS GROWTH                   GROWTH-INCOME    AMERICAN FUNDS INTERNATIONAL
                                              INVESTMENT OPTION               INVESTMENT OPTION               INVESTMENT OPTION
                                   ------------------------------- ------------------------------- -------------------------------
                                           2009            2008            2009            2008            2009         2008 (a)
                                   --------------- --------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 275,616       $ 409,660       $ 296,867       $ 651,763       $ 289,779       $ 177,853
  Net realized gains (losses)        (6,218,573)      1,427,977      (8,959,627)        332,951      (1,768,389)       (246,631)
  Change in unrealized gains
     (losses) on investments         26,523,734     (40,144,585)     14,737,513     (19,801,122)      9,875,275      (4,006,703)
                                   --------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations               20,580,777     (38,306,948)      6,074,753     (18,816,408)      8,396,665      (4,075,481)
                                   --------------- --------------- --------------- --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,094,527       4,100,885         174,587       1,973,869              --              --
  Net transfers (including fixed
     account)                         7,897,787       9,792,853      (6,758,701)      2,696,234      10,037,257      11,618,588
  Policy charges                       (944,765)       (863,646)       (414,795)       (561,236)       (200,523)        (90,705)
  Transfers for policy benefits
     and terminations                (1,610,007)     (3,210,639)     (4,807,997)     (5,845,839)       (257,981)             54
                                   --------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       6,437,542       9,819,453     (11,806,906)     (1,736,972)      9,578,753      11,527,937
                                   --------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                 27,018,319     (28,487,495)     (5,732,153)    (20,553,380)     17,975,418       7,452,456
NET ASSETS:
  Beginning of year                  44,309,113      72,796,608      30,227,962      50,781,342       7,452,456              --
                                   --------------- --------------- --------------- --------------- --------------- ---------------
  End of year                      $ 71,327,432    $ 44,309,113    $ 24,495,809    $ 30,227,962    $ 25,427,874     $ 7,452,456
                                   =============== =============== =============== =============== =============== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                       AMERICAN FUNDS
AMERICAN FUNDS NEW WORLD         U.S. GOVERNMENT/AAA RATED SECURITIES DELAWARE VIP SMALL CAP VALUE    DREYFUS VIF APPRECIATION
       INVESTMENT OPTION                            INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
-------------------------------- ------------------------------------ ------------------------------- ---------------------------
       2009     2008 (a)               2009                  2008 (a)         2009            2008         2009           2008
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
   $ 58,478               $ 1       $ 9,907                 $ 135,678     $ 71,659        $ 60,425     $ 20,511       $ 58,617
      2,412                --       (28,449)                      (4)   (1,009,799)       (563,487)    (170,453)      (156,011)
  1,410,822                 6        50,441                  (55,410)    3,480,272      (3,313,057)     303,685       (944,292)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
  1,471,712                 7        31,899                    80,264    2,542,132      (3,816,119)     153,743     (1,041,686)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
        457                72        44,926                        --      142,997       1,109,751       13,120        143,185
  3,757,887                --    (6,004,328)                6,301,968     (904,849)     (1,437,608)    (494,658)    (1,710,132)
    (13,263)               (3)       (9,406)                       --     (141,394)       (158,666)     (22,439)       (43,824)
         (9)               --           995                         1       (6,131)       (686,990)     (23,721)      (108,572)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
  3,745,072                69    (5,967,813)                6,301,969     (909,377)     (1,173,513)    (527,698)    (1,719,343)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
  5,216,784                76    (5,935,914)                6,382,233    1,632,755      (4,989,632)    (373,955)    (2,761,029)
         76                --     6,382,233                        --    8,720,852      13,710,484    1,303,943      4,064,972
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
$ 5,216,860                 $ 76  $ 446,319               $ 6,382,233 $ 10,353,607     $ 8,720,852    $ 929,988    $ 1,303,943
============== ================= ============= ====================== =============== =============== ============ ==============


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                    DREYFUS VIF DEVELOPING LEADERS         FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME
                                                 INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
                                  ----------------------------------- ------------------------------- -----------------------------
                                        2009                  2008            2009            2008            2009       2008 (a)
                                  ------------- --------------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ 12,502              $ 12,514       $ 311,604        $ 90,582       $ 178,194       $ 5,867
  Net realized gains (losses)       (200,263)             (290,860)     (2,665,084)    (17,905,735)        434,046          (452)
  Change in unrealized gains
     (losses) on investments         393,755              (356,615)     10,820,102      (6,193,127)      3,817,874       (84,466)
                                  ------------- --------------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               205,994              (634,961)      8,466,622     (24,008,280)      4,430,114       (79,051)
                                  ------------- --------------------- --------------- --------------- --------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               11,468                53,516         419,409       2,452,652              --            --
  Net transfers (including
     fixed account)                 (125,741)             (196,651)     11,809,672     (20,624,653)      6,090,603       245,508
  Policy charges                     (16,706)              (24,451)       (419,386)       (518,745)       (111,796)       (1,365)
  Transfers for policy benefits
     and terminations                 (4,937)             (423,111)       (508,740)     (6,303,020)         (3,940)            4
                                  ------------- --------------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (135,916)             (590,697)     11,300,955     (24,993,766)      5,974,867       244,147
                                  ------------- --------------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                  70,078            (1,225,658)     19,767,577     (49,002,046)     10,404,981       165,096
NET ASSETS:
  Beginning of year                  925,734             2,151,392      14,730,974      63,733,020         165,096            --
                                  ------------- --------------------- --------------- --------------- --------------- -------------
  End of year                      $ 995,812             $ 925,734    $ 34,498,551    $ 14,730,974    $ 10,570,077     $ 165,096
                                  ============= ===================== =============== =============== =============== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP
     FREEDOM 2015    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030    FIDELITY VIP GROWTH & INCOME
INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION               INVESTMENT OPTION
-------------------- ---------------------------- ---------------------------- -------------------------------
          2009 (b)         2009        2008 (a)         2009        2008 (a)       2009                2008
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
            $ 162        $ (244)     $ 227,264         $ (88)     $ 104,184        $ 66            $ (2,491)
              208      (207,669)       248,997      (166,713)       187,552        (141)              7,641
              304       214,577       (214,584)      156,371       (156,048)      2,380            (986,022)
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
              674         6,664        261,677       (10,430)       135,688       2,305            (980,872)
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
               --            --             --           571             90          --               6,790
            4,366    (6,789,266)     6,523,443    (3,324,121)     3,201,319          --          (6,699,519)
              (67)       (2,130)            --        (1,098)            (3)       (373)            (12,801)
               (1)           --              2            (7)            --          (5)              1,197
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
            4,298    (6,791,396)     6,523,445    (3,324,655)     3,201,406        (378)         (6,704,333)
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
            4,972    (6,784,732)     6,785,122    (3,335,085)     3,337,094       1,927          (7,685,205)
               --     6,785,122             --     3,337,094             --       8,887           7,694,092
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
          $ 4,972         $ 390    $ 6,785,122       $ 2,009    $ 3,337,094    $ 10,814             $ 8,887
==================== ============= ============== ============= ============== =========== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                                          FIDELITY VIP
                                     FIDELITY VIP HIGH INCOME          FIDELITY VIP INDEX 500    INVESTMENT GRADE BOND
                                            INVESTMENT OPTION               INVESTMENT OPTION        INVESTMENT OPTION
                                    ---------------------------- ------------------------------- ------------------------
                                          2009        2008 (a)           2009         2008 (a)     2009        2008 (a)
                                    ------------- -------------- --------------- --------------- --------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ (54)     $ 428,605       $ 499,021       $ 453,612     $ (54)          $ --
  Net realized gains (losses)           12,035            (17)        530,049             (25)    7,098             --
  Change in unrealized gains
     (losses) on investments           220,544       (220,433)      4,527,164         (39,071)       (3)            1
                                    ------------- -------------- --------------- --------------- --------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 232,525        208,155       5,556,234         414,516     7,041             1
                                    ------------- -------------- --------------- --------------- --------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                    141             --             139              --       228             36
  Net transfers (including
     fixed account)                 (4,032,244)     3,593,934       3,443,437      14,808,619    (5,761)            --
  Policy charges                        (1,221)            --         (82,248)             --    (1,257)            (1)
  Transfers for policy benefits
     and terminations                       (3)            (1)         13,961              --        (1)            --
                                    ------------- -------------- --------------- --------------- --------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (4,033,327)     3,593,933       3,375,289      14,808,619    (6,791)            35
                                    ------------- -------------- --------------- --------------- --------- --------------
     Net increase (decrease)
       in net assets                (3,800,802)     3,802,088       8,931,523      15,223,135       250             36
NET ASSETS:
  Beginning of year                  3,802,088             --      15,223,135              --        36             --
                                    ------------- -------------- --------------- --------------- --------- --------------
  End of year                          $ 1,286    $ 3,802,088    $ 24,154,658    $ 15,223,135     $ 286             $ 36
                                    ============= ============== =============== =============== ========= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                FTVIPT FRANKLIN SMALL-MID                 FTVIPT TEMPLETON
        FIDELITY VIP MID CAP          FIDELITY VIP OVERSEAS         CAP GROWTH SECURITIES    DEVELOPING MARKETS SECURITIES
           INVESTMENT OPTION              INVESTMENT OPTION             INVESTMENT OPTION                INVESTMENT OPTION
------------------------------- ------------------------------ ----------------------------- --------------------------------
        2009            2008           2009            2008           2009           2008            2009             2008
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
    $ 51,816        $ 12,745       $ 85,937       $ 345,352       $ (8,223)     $ (14,955)      $ 249,735        $ 681,306
  (7,278,061)      3,988,642     (5,064,727)     (2,251,148)    (1,282,789)       570,916      (3,961,943)      (1,876,903)
  15,270,167     (24,418,995)     6,345,897     (12,543,871)     2,984,078     (4,749,487)      6,500,076      (17,273,808)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
   8,043,922     (20,417,608)     1,367,107     (14,449,667)     1,693,066     (4,193,526)      2,787,868      (18,469,405)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
     587,171       1,943,522          3,290         278,507         58,863        544,487         129,565          866,999
  (7,669,763)     (8,554,741)    (4,821,958)     (4,335,865)    (2,169,893)    (1,383,742)      1,535,940      (16,617,550)
    (467,151)       (695,764)      (123,717)       (182,343)       (82,211)      (137,834)        (93,744)        (270,211)
  (2,984,396)    (10,468,887)    (1,601,717)     (1,652,316)       (38,120)      (822,487)        (48,159)      (6,447,269)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
 (10,534,139)    (17,775,870)    (6,544,102)     (5,892,017)    (2,231,361)    (1,799,576)      1,523,602      (22,468,031)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
  (2,490,217)    (38,193,478)    (5,176,995)    (20,341,684)      (538,295)    (5,993,102)      4,311,470      (40,937,436)
  27,204,020      65,397,498     10,856,485      31,198,169      5,374,936     11,368,038       6,114,597       47,052,033
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
$ 24,713,803    $ 27,204,020    $ 5,679,490    $ 10,856,485    $ 4,836,641    $ 5,374,936    $ 10,426,067      $ 6,114,597
=============== =============== ============== =============== ============== ============== =============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                              FTVIPT TEMPLETON               FTVIPT TEMPLETON
                                            FOREIGN SECURITIES         GLOBAL BOND SECURITIES        JANUS ASPEN ENTERPRISE
                                             INVESTMENT OPTION              INVESTMENT OPTION             INVESTMENT OPTION
                                ----------------- --------------- -------------- --------------- -------------- ------------
                                          2009            2008           2009            2008           2009        2008 (a)
                                ----------------- --------------- -------------- --------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 446,762       $ 376,161      $ 941,749       $ 605,925       $ (3,237)       $ 2,304
  Net realized gains (losses)         (491,544)        201,653        137,587         (31,580)       112,923              2
  Change in unrealized gains
     (losses) on investments         5,346,542      (8,876,445)       106,361        (147,149)       761,625        130,870
                                ----------------- --------------- -------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations               5,301,760      (8,298,631)     1,185,697         427,196        871,311        133,176
                                ----------------- --------------- -------------- --------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                713,015       2,186,851          6,430         323,604             --             --
  Net transfers (including
     fixed account)                  1,237,378       2,954,342     (3,731,564)      1,137,818       (672,689)     2,496,626
  Policy charges                      (226,237)       (263,455)      (114,701)       (194,118)        (8,343)            --
  Transfers for policy benefits
     and terminations                 (481,194)     (2,745,526)       (10,286)     (1,252,464)           (15)            (2)
                                ----------------- --------------- -------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      1,242,962       2,132,212     (3,850,121)         14,840       (681,047)     2,496,624
                                ----------------- --------------- -------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets                 6,544,722      (6,166,419)    (2,664,424)        442,036        190,264      2,629,800
NET ASSETS:
  Beginning of year                 12,266,776      18,433,195     10,733,948      10,291,912      2,629,800             --
                                ----------------- --------------- -------------- --------------- -------------- ------------
  End of year                     $ 18,811,498    $ 12,266,776    $ 8,069,524    $ 10,733,948    $ 2,820,064    $ 2,629,800
                                ================= =============== ============== =============== ============== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

JANUS ASPEN GLOBAL TECHNOLOGY          JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE      JANUS ASPEN WORLDWIDE
            INVESTMENT OPTION             INVESTMENT OPTION                    INVESTMENT OPTION          INVESTMENT OPTION
-------------------------------- ----------------------------- ------------------------------------ --------------------------
       2009              2008           2009        2008 (a)           2009              2008 (a)        2009          2008
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
   $ (1,412)         $ (1,292)       $ 9,319         $ (324)       $ 22,120             $ 43,922      $ 8,352      $ 12,030
    (95,231)         (146,634)       417,925              2         171,533              124,725     (169,848)      (42,249)
    356,657          (407,341)     1,592,811        123,327       3,070,509           (1,588,598)     491,711      (846,338)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
    260,014          (555,267)     2,020,055        123,005       3,264,162           (1,419,951)     330,215      (876,557)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
      9,570            33,226            457             71              --              226,436          605        42,805
    764,243          (292,240)    (1,527,672)     4,097,286      (2,641,656)          12,699,381     (361,821)     (142,741)
    (11,027)          (15,733)       (18,338)            (2)        (83,350)             (22,646)     (18,880)      (27,162)
       (355)         (278,696)           (37)             1           7,827                 (281)     (28,043)     (329,023)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
    762,431          (553,443)    (1,545,590)     4,097,356      (2,717,179)          12,902,890     (408,139)     (456,121)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
  1,022,445        (1,108,710)       474,465      4,220,361         546,983           11,482,939      (77,924)   (1,332,678)
    518,465         1,627,175      4,220,361             --      11,482,939                   --      988,019     2,320,697
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
$ 1,540,910         $ 518,465    $ 4,694,826    $ 4,220,361    $ 12,029,922         $ 11,482,939    $ 910,095     $ 988,019
============== ================= ============== ============== =============== ==================== ============ =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE       LMPVET CLEARBRIDGE
                                    VARIABLE EQUITY INCOME BUILDER    VARIABLE AGGRESSIVE GROWTH    VARIABLE APPRECIATION
                                                 INVESTMENT OPTION             INVESTMENT OPTION        INVESTMENT OPTION
                                   --------------------------------- ----------------------------- ------------------------
                                        2009                  2008           2009           2008        2009         2008
                                   ----------- --------------------- -------------- -------------- ----------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ 24,563              $ 10,843       $ (1,779)      $ (5,353)      $ 238        $ 141
  Net realized gains (losses)       (165,147)             (158,989)      (477,245)       (12,410)        (95)      (6,731)
  Change in unrealized gains
     (losses) on investments         302,044              (337,934)       742,985     (1,295,847)      2,391       (1,515)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations               161,460              (486,080)       263,961     (1,313,610)      2,534       (8,105)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                1,022                20,733         58,777        111,226          --           --
  Net transfers (including
     fixed account)                 (217,351)             (103,351)      (511,859)    (2,463,465)         --      (22,719)
  Policy charges                     (12,523)              (19,823)       (22,180)       (49,038)       (188)        (274)
  Transfers for policy benefits
     and terminations                    (20)             (144,350)      (291,640)      (560,696)         (7)        (146)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (228,872)             (246,791)      (766,902)    (2,961,973)       (195)     (23,139)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
     Net increase (decrease)
       in net assets                 (67,412)             (732,871)      (502,941)    (4,275,583)      2,339      (31,244)
NET ASSETS:
  Beginning of year                  930,253             1,663,124      1,549,172      5,824,755      11,745       42,989
                                   ----------- --------------------- -------------- -------------- ----------- ------------
  End of year                      $ 862,841             $ 930,253    $ 1,046,231    $ 1,549,172    $ 14,084     $ 11,745
                                =============== ===================== ============== ============== =========== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                             LMPVET GLOBAL CURRENTS
        LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE           LMPVET CLEARBRIDGE    VARIABLE INTERNATIONAL ALL
VARIABLE FUNDAMENTAL VALUE            VARIABLE INVESTORS    VARIABLE LARGE CAP GROWTH               CAP OPPORTUNITY
         INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION             INVESTMENT OPTION
----------------------------- ----------------------------- ---------------------------- -----------------------------
       2009           2008           2009           2008         2009            2008         2009             2008
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
   $ 31,654       $ 43,306       $ 48,234       $ 40,494        $ 742        $ (7,972)     $ 4,605         $ 13,174
   (649,072)      (445,901)      (498,005)       (51,279)    (262,102)     (1,329,109)    (163,793)        (129,609)
  1,141,019       (976,494)     1,040,135     (2,035,330)     476,367      (1,309,040)     300,551         (274,381)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
    523,601     (1,379,089)       590,364     (2,046,115)     215,007      (2,646,121)     141,363         (390,816)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
      4,705         91,057         52,700        147,021       19,376         114,785           --           25,046
    615,175       (958,500)       347,983     (1,776,729)    (486,883)     (4,444,288)     (62,923)        (116,405)
    (34,558)       (47,521)       (53,054)       (69,232)     (10,013)        (63,304)      (6,736)          (7,518)
       (202)      (317,275)      (311,853)      (650,122)     (11,409)       (194,649)         (14)            (893)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
    585,120     (1,232,239)        35,776     (2,349,062)    (488,929)     (4,587,456)     (69,673)         (99,770)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
  1,108,721     (2,611,328)       626,140     (4,395,177)    (273,922)     (7,233,577)      71,690         (490,586)
  2,093,056      4,704,384      2,842,019      7,237,196    1,091,003       8,324,580      497,409          987,995
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
$ 3,201,777    $ 2,093,056    $ 3,468,159    $ 2,842,019    $ 817,081     $ 1,091,003    $ 569,099        $ 497,409
============== ============== ============== ============== ============ =============== ============ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                LMPVET INVESTMENT               LMPVIT WESTERN ASSET         LMPVIT WESTERN ASSET
                                COUNSEL VARIABLE SOCIAL AWARENESS    VARIABLE GLOBAL HIGH YIELD BOND      VARIABLE STRATEGIC BOND
                                                INVESTMENT OPTION                  INVESTMENT OPTION            INVESTMENT OPTION
                                ------------------------------------ --------------------------------- -----------------------------
                                     2009                    2008           2009               2008           2009           2008
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $ 5,723                $ 16,101      $ 455,946          $ 588,398       $ 58,122       $ 79,804
  Net realized gains (losses)    (171,530)               (111,090)      (625,281)        (1,355,625)       (22,884)      (526,809)
  Change in unrealized gains
     (losses) on investments      243,064                (294,179)     1,926,355         (1,726,499)       184,217        (43,658)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations             77,257                (389,168)     1,757,020         (2,493,726)       219,455       (490,663)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               882                   8,373            228            237,230             --        120,031
  Net transfers (including
     fixed account)              (369,405)               (794,721)      (502,991)        (9,139,349)       203,309       (883,724)
  Policy charges                   (7,559)                (19,611)       (63,754)          (161,811)       (14,717)       (24,642)
  Transfers for policy benefits
     and terminations              (9,956)               (134,974)        (5,660)           (41,197)           (13)    (2,670,548)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions  (386,038)               (940,933)      (572,177)        (9,105,127)       188,579     (3,458,883)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
     Net increase (decrease)
       in net assets             (308,781)             (1,330,101)     1,184,843        (11,598,853)       408,034     (3,949,546)
NET ASSETS:
  Beginning of year               794,801               2,124,902      4,061,183         15,660,036      1,027,956      4,977,502
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
  End of year                   $ 486,020               $ 794,801    $ 5,246,026        $ 4,061,183    $ 1,435,990    $ 1,027,956
                                ============ ======================= ============== ================== ============== ==============


(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                           MIST HARRIS OAKMARK
  MIST BLACKROCK HIGH YIELD    MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE                  INTERNATIONAL
          INVESTMENT OPTION                INVESTMENT OPTION                  INVESTMENT OPTION              INVESTMENT OPTION
------------------------------ -------------------------------- ---------------------------------- ------------------------------
        2009           2008           2009              2008            2009               2008           2009            2008
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   $ 874,099    $ 1,262,107       $ 53,676          $ 38,720       $ 361,613          $ 573,361      $ 527,776       $ 360,136
    (389,204)    (3,348,152)      (815,801)         (523,876)     (4,962,691)        (5,068,120)    (9,719,164)     (1,764,508)
   5,334,607     (3,012,141)     2,439,992        (3,212,019)      7,791,921         (7,979,249)    11,486,483      (9,230,762)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   5,819,502     (5,098,186)     1,677,867        (3,697,175)      3,190,843        (12,474,008)     2,295,095     (10,635,134)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
     439,785      1,006,695             --           215,270         388,643            994,783         45,319       1,121,973
   4,108,140     (4,655,737)     1,819,642           353,503      (3,474,694)       (11,081,501)    (6,387,196)     (2,099,054)
    (145,177)      (144,559)      (102,547)         (142,003)       (129,208)          (289,672)      (127,510)       (227,314)
    (398,420)      (952,762)        (8,248)          (10,169)       (242,513)        (4,500,088)       (31,595)       (181,606)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   4,004,328     (4,746,363)     1,708,847           416,601      (3,457,772)       (14,876,478)    (6,500,982)     (1,386,001)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   9,823,830     (9,844,549)     3,386,714        (3,280,574)       (266,929)       (27,350,486)    (4,205,887)    (12,021,135)
   8,911,064     18,755,613      6,162,095         9,442,669      12,677,317         40,027,803     11,623,836      23,644,971
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
$ 18,734,894    $ 8,911,064    $ 9,548,809       $ 6,162,095    $ 12,410,388       $ 12,677,317    $ 7,417,949    $ 11,623,836
=============== ============== ============== ================= =============== ================== ============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                            MIST JANUS FORTY           MIST LAZARD MID CAP    MIST LOOMIS SAYLES GLOBAL MARKETS
                                           INVESTMENT OPTION             INVESTMENT OPTION                    INVESTMENT OPTION
                                 ------------------------------ ----------------------------- ------------------------------------
                                        2009            2008           2009        2008 (a)          2009                  2008
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
  Net investment income
 (loss)                            $ (30,726)      $ 885,821       $ 17,381       $ (4,313)      $ 66,748             $ 519,524
  Net realized gains
 (losses)                         (1,395,238)       (946,642)      (614,445)      (172,475)      (905,129)             (164,822)
  Change in unrealized gains
     (losses) on investments       7,383,589      (5,405,892)     1,007,518     (1,069,302)     1,897,288            (3,435,684)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
     Net increase (decrease)
       in net assets
       resulting
       from operations             5,957,625      (5,466,713)       410,454     (1,246,090)     1,058,907            (3,080,982)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners              104,254         411,207         44,525         28,701            894               221,856
  Net transfers (including
     fixed account)              (10,413,001)     25,403,867       (888,421)     3,521,742     (1,264,129)           (2,818,350)
  Policy charges                    (176,561)       (220,277)       (23,405)       (51,635)       (52,157)             (127,726)
  Transfers for policy
     benefits
     and terminations               (588,037)    (11,410,206)           (13)      (183,936)        (4,095)              (68,371)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
     Net increase (decrease)
       in net assets
       resulting
       from policy
       transactions              (11,073,345)     14,184,591       (867,314)     3,314,872     (1,319,487)           (2,792,591)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
     Net increase (decrease)
       in net assets              (5,115,720)      8,717,878       (456,860)     2,068,782       (260,580)           (5,873,573)
NET ASSETS:
  Beginning of year               24,193,209      15,475,331      2,068,782             --      4,020,076             9,893,649
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
  End of year                   $ 19,077,489    $ 24,193,209    $ 1,611,922    $ 2,068,782    $ 3,759,496           $ 4,020,076
                                =============== =============== ============== ============== ============== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

MIST LORD ABBETT BOND DEBENTURE MIST LORD ABBETT GROWTH AND INCOME  MIST LORD ABBETT MID CAP VALUE  MIST MET/AIM SMALL CAP GROWTH
              INVESTMENT OPTION                  INVESTMENT OPTION               INVESTMENT OPTION              INVESTMENT OPTION
------------------------------- ----------------------------------- ------------------------------- --------------------------------
      2009                 2008        2009                   2008         2009               2008       2009                2008
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
 $ 142,250             $ 84,337    $ 42,025              $ 146,539     $ 94,554          $ 101,375     $ (285)             $ (369)
     2,003               17,610    (944,009)            (2,770,936)  (1,192,879)        (9,636,823)   (26,026)            (34,041)
   412,454            (431,902)   1,175,922             (2,200,779)   2,338,859           (566,235)    67,922             (74,013)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
   556,707            (329,955)     273,938             (4,825,176)   1,240,534        (10,101,683)    41,611            (108,423)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
   445,609               64,292       3,524                388,827      171,094          1,132,053         --              10,485
(1,889,634)             279,791    (978,161)            (6,492,958)    (269,208)       (17,477,668)   (42,347)           (204,200)
   (22,365)            (25,167)     (32,054)               (74,226)     (76,247)          (182,365)    (1,645)             (2,478)
       (12)           (396,536)    (150,352)              (430,468)      (6,023)          (171,806)      (402)               (885)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
(1,466,402)            (77,620)  (1,157,043)            (6,608,825)    (180,384)       (16,699,786)   (44,394)           (197,078)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
  (909,695)           (407,575)    (883,105)           (11,434,001)   1,060,150        (26,801,469)    (2,783)           (305,501)
 1,622,532            2,030,107   3,091,508             14,525,509    4,676,546         31,478,015    152,397             457,898
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
 $ 712,837          $ 1,622,532 $ 2,208,403            $ 3,091,508  $ 5,736,696        $ 4,676,546  $ 149,614           $ 152,397
============= ================= ============== ==================== ============== ================ ============ ===================


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                    MIST MFS                      MIST MFS                      MIST PIMCO
                                     EMERGING MARKETS EQUITY        RESEARCH INTERNATIONAL        INFLATION PROTECTED BOND
                                           INVESTMENT OPTION             INVESTMENT OPTION               INVESTMENT OPTION
                                ------------------------------- ----------------------------- -------------------------------
                                         2009           2008           2009           2008            2009            2008
                                ---------------- -------------- -------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 74,848       $ 76,627       $ 92,824      $ 106,098     $ 1,179,284     $ 1,410,269
  Net realized gains (losses)        (849,531)      (513,757)      (744,325)      (869,619)       (735,563)        970,516
  Change in unrealized gains
     (losses) on investments        3,063,047     (4,087,197)     1,458,364     (2,302,707)      3,094,830      (4,232,413)
                                ---------------- -------------- -------------- -------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              2,288,364     (4,524,327)       806,863     (3,066,228)      3,538,551      (1,851,628)
                                ---------------- -------------- -------------- -------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               306,056        406,682          4,721         94,869         272,368         363,362
  Net transfers (including
     fixed account)                  (618,544)     2,065,784        (18,143)       685,490      (7,864,316)      4,506,057
  Policy charges                      (77,348)       (84,585)      (103,378)      (120,385)       (315,678)       (478,972)
  Transfers for policy benefits
     and terminations                  (5,728)    (1,937,941)       (97,156)    (2,671,388)    (11,881,769)     (1,129,238)
                                ---------------- -------------- -------------- -------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (395,564)       449,940       (213,956)    (2,011,414)    (19,789,395)      3,261,209
                                ---------------- -------------- -------------- -------------- --------------- ---------------
     Net increase (decrease)
       in net assets                1,892,800     (4,074,387)       592,907     (5,077,642)    (16,250,844)      1,409,581
NET ASSETS:
  Beginning of year                 3,145,530      7,219,917      2,883,933      7,961,575      33,477,301      32,067,720
                                ---------------- -------------- -------------- -------------- --------------- ---------------
  End of year                     $ 5,038,330    $ 3,145,530    $ 3,476,840    $ 2,883,933    $ 17,226,457    $ 33,477,301
                                ================ ============== ============== ============== =============== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                       MIST THIRD AVENUE
   MIST PIONEER FUND    MIST PIONEER STRATEGIC INCOME    MIST T. ROWE PRICE MID CAP GROWTH               SMALL CAP VALUE
   INVESTMENT OPTION                INVESTMENT OPTION                    INVESTMENT OPTION             INVESTMENT OPTION
----------------------- -------------------------------- ------------------------------------ -----------------------------
     2009       2008       2009                  2008           2009               2008 (a)          2009           2008
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
   $ (812)     $ 176       $ 62                  $ --       $ (1,531)               $ (734)      $ 79,973      $ 119,868
   28,459     (1,738)        --                    (1)       (37,560)              (44,909)    (1,587,605)    (2,271,823)
  119,749     (3,869)       265                   (93)       269,607              (248,142)     3,505,830     (2,118,851)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
  147,396     (5,431)       327                   (94)       230,516              (293,785)     1,998,198     (4,270,806)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
       --         --        342                    54             --                    --        286,962        926,593
  580,349    (44,137)        --                   778        894,176               795,604     (2,812,233)    (4,231,637)
   (7,424)      (142)       (32)                   (7)       (11,436)               (4,701)      (154,222)      (298,407)
      (10)       (84)        (2)                   --             (8)                   13        (18,202)    (8,459,687)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
  572,915    (44,363)       308                   825        882,732               790,916     (2,697,695)   (12,063,138)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
  720,311    (49,794)       635                   731      1,113,248               497,131       (699,497)   (16,333,944)
    3,483     53,277        731                    --        497,131                    --      9,739,517     26,073,461
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
$ 723,794    $ 3,483    $ 1,366                 $ 731    $ 1,610,379             $ 497,131    $ 9,040,020    $ 9,739,517
============ ========== ========== ===================== ============== ===================== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                MSF BLACKROCK AGGRESSIVE GROWTH     MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED
                                              INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
                                ---------------------------------- ----------------------------- ----------------------------
                                         2009              2008           2009           2008         2009            2008
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ (5,787)        $ (13,935)     $ 283,913      $ 349,962     $ 19,965        $ 88,742
  Net realized gains (losses)        (566,453)          (81,503)       (26,974)       305,658      (47,777)       (860,701)
  Change in unrealized gains
     (losses) on investments        2,031,666        (3,397,849)       124,906       (793,247)     104,936        (207,868)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              1,459,426        (3,493,287)       381,845       (137,627)      77,124        (979,827)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                57,559           137,368         27,959        123,485       13,138         131,206
  Net transfers (including
     fixed account)                  (508,335)       (1,334,084)      (701,409)    (3,174,608)     139,472      (1,128,971)
  Policy charges                      (75,110)         (106,885)       (72,469)       (93,438)      (6,601)        (35,125)
  Transfers for policy benefits
     and terminations                  (5,141)         (795,063)      (230,935)    (2,359,318)        (543)     (1,349,613)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (531,027)       (2,098,664)      (976,854)    (5,503,879)     145,466      (2,382,503)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
     Net increase (decrease)
       in net assets                  928,399        (5,591,951)      (595,009)    (5,641,506)     222,590      (3,362,330)
NET ASSETS:
  Beginning of year                 3,709,680         9,301,631      4,851,880     10,493,386      447,292       3,809,622
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
  End of year                     $ 4,638,079       $ 3,709,680    $ 4,256,871    $ 4,851,880    $ 669,882       $ 447,292
                                ================ ================= ============== ============== ============ ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                  MSF BLACKROCK
             MSF BLACKROCK     LEGACY LARGE CAP
           LARGE CAP VALUE               GROWTH        MSF BLACKROCK MONEY MARKET          MSF FI VALUE LEADERS
         INVESTMENT OPTION    INVESTMENT OPTION                 INVESTMENT OPTION             INVESTMENT OPTION
----------------------------- -------------------- --------------------------------- -----------------------------
       2009        2008 (a)             2009 (d)            2009             2008           2009           2008
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
   $ 24,186         $ (388)            $ (3,022)       $ 401,657      $ 4,227,217      $ 128,069      $ 207,184
    111,569             --               19,293               --               --     (2,179,893)    (2,398,600)
    192,670        221,484              508,152               --               --      3,082,889     (3,850,132)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
    328,425        221,096              524,423          401,657        4,227,217      1,031,065     (6,041,548)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
         --             --               13,891        4,739,972       13,459,589        260,907        718,110
 (2,628,494)     4,932,850            1,860,096       33,842,601        1,675,606     (1,009,198)    (3,984,344)
     (9,426)            --              (17,098)      (3,156,515)      (2,471,011)       (99,765)      (175,361)
         (8)            --                    4      (40,023,388)     (39,254,739)      (105,735)    (1,702,649)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
 (2,637,928)     4,932,850            1,856,893       (4,597,330)     (26,590,555)      (953,791)    (5,144,244)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
 (2,309,503)     5,153,946            2,381,316       (4,195,673)     (22,363,338)        77,274    (11,185,792)
  5,153,946             --                   --      158,663,218      181,026,556      5,831,011     17,016,803
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
$ 2,844,443    $ 5,153,946          $ 2,381,316    $ 154,467,545    $ 158,663,218    $ 5,908,285    $ 5,831,011
============== ============== ==================== ================ ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                               MSF METLIFE                   MSF METLIFE                            MSF METLIFE
                                     AGGRESSIVE ALLOCATION       CONSERVATIVE ALLOCATION    CONSERVATIVE TO MODERATE ALLOCATION
                                         INVESTMENT OPTION             INVESTMENT OPTION                      INVESTMENT OPTION
                             -------------------------------- ----------------------------- --------------------------------------
                                       2009           2008           2009           2008          2009                     2008
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
  Net investment income
 (loss)                            $ 33,917       $ 19,786       $ 25,727       $ 15,757      $ 14,828                 $ 68,538
  Net realized gains
 (losses)                        (1,003,431)    (2,246,697)       (48,262)       (56,544)     (467,178)              (1,200,807)
  Change in unrealized gains
     (losses) on investments      1,443,645     (1,859,888)       211,612       (123,606)      574,973                 (900,839)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
     Net increase (decrease)
       in net assets
 resulting
       from operations              474,131     (4,086,799)       189,077       (164,393)      122,623               (2,033,108)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners             288,001      1,179,621         54,458        131,091         2,568                   52,492
  Net transfers (including
     fixed account)              (1,262,976)      (628,041)    (1,360,567)       232,957    (1,851,247)              (3,646,055)
  Policy charges                    (54,211)       (74,971)       (19,361)       (29,238)       (9,750)                 (35,775)
  Transfers for policy
     benefits
     and terminations                (6,131)        (8,840)        (2,978)        (2,949)     (102,455)                  (9,365)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
     Net increase (decrease)
       in net assets
       resulting
       from policy
       transactions              (1,035,317)       467,769     (1,328,448)       331,861    (1,960,884)              (3,638,703)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
     Net increase (decrease)
       in net assets               (561,186)    (3,619,030)    (1,139,371)       167,468    (1,838,261)              (5,671,811)
NET ASSETS:
  Beginning of year               3,188,519      6,807,549      2,210,459      2,042,991     2,430,117                8,101,928
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
  End of year                   $ 2,627,333    $ 3,188,519    $ 1,071,088    $ 2,210,459     $ 591,856              $ 2,430,117
                             ================= ============== ============== ============== ============= ========================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

             MSF METLIFE                   MSF METLIFE                          MSF METLIFE                     MSF METLIFE
     MID CAP STOCK INDEX           MODERATE ALLOCATION    MODERATE TO AGGRESSIVE ALLOCATION                     STOCK INDEX
       INVESTMENT OPTION             INVESTMENT OPTION                    INVESTMENT OPTION               INVESTMENT OPTION
--------------------------- ----------------------------- ------------------------------------ -------------------------------
       2009      2008 (a)          2009           2008           2009                  2008            2009            2008
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
   $ 12,385        $ (12)      $ 65,353       $ 78,560       $ 28,034               $ 8,207       $ 424,390     $ 1,135,562
     33,353           --        (75,927)    (3,185,642)       (21,133)             (137,235)    (10,495,455)    (11,984,284)
    387,878        9,271        739,513       (659,800)       430,396              (343,093)     16,833,583     (17,174,247)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
    433,616        9,259        728,939     (3,766,882)       437,297              (472,121)      6,762,518     (28,022,969)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
        685          108         71,234        263,675         14,096                26,666         561,130       2,389,156
  1,130,677      151,006      1,416,519     (8,043,252)       719,821              (614,526)       (368,673)    (18,399,138)
     (3,579)          (4)       (37,653)       (54,002)       (24,912)              (21,654)       (511,375)       (558,438)
        202           --         (6,409)      (124,695)          (937)              (10,710)     (4,232,911)     (4,588,825)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
  1,127,985      151,110      1,443,691     (7,958,274)       708,068              (620,224)     (4,551,829)    (21,157,245)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
  1,561,601      160,369      2,172,630    (11,725,156)     1,145,365            (1,092,345)      2,210,689     (49,180,214)
    160,369           --      1,077,372     12,802,528        758,228             1,850,573      27,728,723      76,908,937
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
$ 1,721,970    $ 160,369    $ 3,250,002    $ 1,077,372    $ 1,903,593             $ 758,228    $ 29,939,412    $ 27,728,723
============== ============ ============== ============== ============== ===================== =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                          MSF MFS TOTAL RETURN              MSF MFS VALUE    MSF OPPENHEIMER GLOBAL EQUITY
                                             INVESTMENT OPTION          INVESTMENT OPTION                INVESTMENT OPTION
                                --------------------------------- -------------------------- --------------------------------
                                          2009            2008           2009     2008 (a)        2009                2008
                                ----------------- --------------- -------------- ----------- ------------ -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $ 1,021,781       $ 960,219       $ (9,803)      $ (42)     $ 5,271            $ 16,259
  Net realized gains (losses)       (2,134,710)        (37,525)       (14,418)       (120)    (176,478)            (67,885)
  Change in unrealized gains
     (losses) on investments         5,428,714      (9,602,276)     1,590,873      (9,446)     244,621            (306,598)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from operations               4,315,785      (8,679,582)     1,566,652      (9,608)      73,414            (358,224)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners              1,136,283       1,139,512             --          --          146              19,867
  Net transfers (including
     fixed account)                 (7,570,387)      6,163,403      6,903,495      39,066     (245,125)           (128,213)
  Policy charges                      (559,953)       (413,520)       (23,952)       (273)      (4,380)            (10,819)
  Transfers for policy benefits
     and terminations                 (510,123)     (9,230,000)           (11)         85         (626)           (142,883)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (7,504,180)     (2,340,605)     6,879,532      38,878     (249,985)           (262,048)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
     Net increase (decrease)
       in net assets                (3,188,395)    (11,020,187)     8,446,184      29,270     (176,571)           (620,272)
NET ASSETS:
  Beginning of year                 26,543,341      37,563,528         29,270          --      479,618           1,099,890
                                ----------------- --------------- -------------- ----------- ------------ -------------------
  End of year                     $ 23,354,946    $ 26,543,341    $ 8,475,454    $ 29,270    $ 303,047           $ 479,618
                                ================= =============== ============== =========== ============ ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                   MSF WESTERN ASSET MANAGEMENT
      MSF RUSSELL 2000 INDEX MSF T. ROWE PRICE LARGE CAP GROWTH                 U.S. GOVERNMENT        PIMCO VIT LOW DURATION
           INVESTMENT OPTION                  INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
---------------------------- ------------------------------------- ----------------------------- -------------------------------
        2009         2008           2009                   2008           2009             2008          2009            2008
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
   $ 256,104    $ 241,638        $ 1,745                $ 2,043      $ 359,415        $ 878,645     $ 595,106       $ 748,663
 (1,947,551)   (7,001,830)      (371,662)               (22,241)      (110,866)         204,749       733,188         356,129
   5,268,479   (5,046,023)       821,325             (1,137,550)        57,443       (1,090,616)      877,836      (1,096,119)
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
   3,577,032  (11,806,215)       451,408             (1,157,748)       305,992           (7,222)    2,206,130           8,673
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
      95,861      308,882          4,886                133,777         43,195          245,577         9,994       1,148,950
 (1,767,587)   (2,418,014)      (493,780)               (90,886)        24,488       (5,649,829)   (6,891,733)      3,920,556
   (268,171)     (279,377)       (18,926)               (27,815)      (249,511)        (245,579)     (279,794)       (198,335)
   (913,872)   (1,923,249)       (31,823)              (389,422)    (9,565,338)      (1,018,359)     (201,520)       (596,222)
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
 (2,853,769)   (4,311,758)      (539,643)              (374,346)    (9,747,166)      (6,668,190)   (7,363,053)      4,274,949
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
     723,263  (16,117,973)       (88,235)            (1,532,094)    (9,441,174)      (6,675,412)   (5,156,923)      4,283,622
  12,549,521   28,667,494      1,514,719              3,046,813     17,125,896       23,801,308    21,896,847      17,613,225
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
$ 13,272,784 $ 12,549,521    $ 1,426,484            $ 1,514,719    $ 7,684,722     $ 17,125,896  $ 16,739,924    $ 21,896,847
============ =============== ============== ====================== ============== ============== =============== ===============


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                         PIMCO VIT TOTAL RETURN    PIONEER VCT EMERGING MARKETS     PIONEER VCT MID CAP VALUE
                                              INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
                                 --------------------------------- ------------------------------- -----------------------------
                                          2009             2008           2009          2008 (a)          2009           2008
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $ 7,538,409      $ 6,235,147       $ 26,322           $ (383)      $ 17,165       $ 20,005
  Net realized gains (losses)        6,816,695        3,901,341         61,512             (450)      (700,410)      (487,762)
  Change in unrealized gains
     (losses) on investments         5,070,096       (3,437,998)     1,874,277           95,247      1,030,144       (801,931)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations              19,425,200        6,698,490      1,962,111           94,414        346,899     (1,269,688)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                910,402        4,101,278          6,650            2,443         78,204        268,540
  Net transfers (including fixed
     account)                       34,122,416       15,278,795     (1,635,457)       4,617,076       (169,066)      (977,652)
  Policy charges                    (2,454,862)        (708,583)       (15,500)            (334)       (33,544)       (59,008)
  Transfers for policy benefits
     and terminations              (20,151,712)     (23,703,651)           (33)             (27)      (314,253)      (819,021)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     12,426,244       (5,032,161)    (1,644,340)       4,619,158       (438,659)    (1,587,141)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets                31,851,444        1,666,329        317,771        4,713,572        (91,760)    (2,856,829)
NET ASSETS:
  Beginning of year                141,841,327      140,174,998      4,713,572               --      2,064,065      4,920,894
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
  End of year                    $ 173,692,771    $ 141,841,327    $ 5,031,343      $ 4,713,572    $ 1,972,305    $ 2,064,065
                                 ================ ================ ============== ================ ============== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

    PUTNAM VT NEW                                                               UIF EMERGING
    OPPORTUNITIES           ROYCE MICRO-CAP                ROYCE SMALL-CAP    MARKETS EQUITY    VANGUARD VIF DIVERSIFIED VALUE
INVESTMENT OPTION         INVESTMENT OPTION              INVESTMENT OPTION INVESTMENT OPTION                 INVESTMENT OPTION
----------------- ---------------------------- --------------------------- -------------------- ---------------------------------
         2009 (e)        2009          2008            2009        2008              2009 (c)         2009                2008
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
            $ 283    $ (4,000)     $ 28,381      $ (13,787)    $ 52,852             $ (1,139)    $ 265,742           $ 447,525
            5,796    (214,894)   (2,245,036)      (210,913)     430,607                   (9)   (3,353,782)         (1,127,691)
           38,396   1,195,998      (523,653)      2,794,881    (799,574)              21,564     3,361,754          (4,349,417)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
           44,475     977,104    (2,740,308)      2,570,181    (316,115)              20,416       273,714          (5,029,583)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
               43      18,720        84,073          30,279     147,762                   --            --             281,573
          113,238     994,687    (2,738,319)      (259,792)   6,622,004            5,594,728    (5,639,549)         (7,667,696)
          (1,220)     (48,253)      (31,560)       (66,711)     (51,381)              (4,245)      (68,287)           (196,294)
             (13)    (242,123)       (4,543)          5,960  (4,764,847)                  (2)       (2,656)            (95,136)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
          112,048     723,031    (2,690,349)      (290,264)   1,953,538            5,590,481    (5,710,492)         (7,677,553)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
          156,523   1,700,135    (5,430,657)      2,279,917   1,637,423            5,610,897    (5,436,778)        (12,707,136)
               --     912,539     6,343,196       7,731,864   6,094,441                   --     6,155,719          18,862,855
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
        $ 156,523 $ 2,612,674     $ 912,539    $ 10,011,781 $ 7,731,864          $ 5,610,897     $ 718,941         $ 6,155,719
================= ============== ============= ============ ============== ==================== ============= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                 VANGUARD VIF                   VANGUARD VIF
                                                 EQUITY INDEX    SHORT-TERM INVESTMENT GRADE
                                            INVESTMENT OPTION              INVESTMENT OPTION
                                   ----------------------------- ------------------------------
                                          2009           2008         2009              2008
                                   -------------- -------------- ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 262,468       $ 14,034      $ 8,455           $ 9,706
  Net realized gains (losses)       (3,563,148)      (205,305)      (3,205)           (8,223)
  Change in unrealized gains
     (losses) on investments         3,937,293     (5,718,625)      19,809            (7,932)
                                   -------------- -------------- ------------ --- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 636,613     (5,909,896)      25,059            (6,449)
                                   -------------- -------------- ------------ --- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                     --         10,550           --                --
  Net transfers (including
     fixed account)                 (8,267,161)   (11,637,644)      53,463           (38,512)
  Policy charges                      (106,600)      (136,617)      (2,572)           (2,519)
  Transfers for policy benefits
     and terminations                   (3,344)       462,534       (1,048)                3
                                   -------------- -------------- ------------ --- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (8,377,105)   (11,301,177)      49,843           (41,028)
                                   -------------- -------------- ------------ --- -------------
     Net increase (decrease)
       in net assets                (7,740,492)   (17,211,073)      74,902           (47,477)
NET ASSETS:
  Beginning of year                  9,052,170     26,263,243      180,233           227,710
                                   -------------- -------------- ------------ --- -------------
  End of year                      $ 1,311,678    $ 9,052,170    $ 255,135         $ 180,233
                                   ============== ============== ============ =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on January 15, 1999 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Connecticut Department of Insurance.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds ("AIM V.I.")
AllianceBernstein Variable Products Series Fund, Inc.
("AllianceBernstein")
American Century Variable Portfolios, Inc. ("American
Century VP")
American Funds Insurance Series ("American Funds")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust
("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust
("LMPVET")
Legg Mason Partners Variable Income Trust
("LMPVIT")

MFS Variable Insurance Trust ("MFS VIT")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
Oppenheimer Variable Account Fund ("Oppenheimer
VA")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
Van Kampen Life Investment Trust ("Van Kampen
LIT")
Vanguard Variable Insurance Fund ("Vanguard VIF")

* See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Options of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT OPTIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options had net assets as of December 31, 2009:

AIM V.I. Global Real Estate Investment Option
AIM V.I. International Growth Investment Option
AllianceBernstein Intermediate Bond Investment Option
AllianceBernstein International Value Investment Option
American Century VP Ultra Investment Option
American Century VP Vista Investment Option
American Funds Bond Investment Option
American Funds Global Growth Investment Option
American Funds Global Small Capitalization Investment Option

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT OPTIONS -- (CONTINUED)

American Funds Growth Investment Option
American Funds Growth-Income Investment Option
American Funds International Investment Option
American Funds New World Investment Option
American Funds U.S. Government/AAA Rated Securities Investment Option Delaware VIP Small Cap Value Investment Option
Dreyfus VIF Appreciation Investment Option
Dreyfus VIF Developing Leaders Investment Option
Fidelity VIP Contrafund Investment Option*
Fidelity VIP Equity-Income Investment Option
Fidelity VIP Freedom 2015 Investment Option
Fidelity VIP Freedom 2020 Investment Option
Fidelity VIP Freedom 2030 Investment Option
Fidelity VIP Growth & Income Investment Option
Fidelity VIP High Income Investment Option
Fidelity VIP Index 500 Investment Option
Fidelity VIP Investment Grade Bond Investment Option
Fidelity VIP Mid Cap Investment Option
Fidelity VIP Overseas Investment Option
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
FTVIPT Templeton Developing Markets Securities Investment Option
FTVIPT Templeton Foreign Securities Investment Option
FTVIPT Templeton Global Bond Securities Investment Option
Janus Aspen Enterprise Investment Option
Janus Aspen Global Technology Investment Option
Janus Aspen Overseas Investment Option
Janus Aspen Perkins Mid Cap Value Investment Option
Janus Aspen Worldwide Investment Option
LMPVET ClearBridge Variable Equity Income Builder Investment Option
LMPVET ClearBridge Variable Aggressive Growth Investment Option
LMPVET ClearBridge Variable Appreciation Investment Option
LMPVET ClearBridge Variable Fundamental Value Investment Option
LMPVET ClearBridge Variable Investors Investment Option
LMPVET ClearBridge Variable Large Cap Growth Investment Option
LMPVET Global Currents Variable International All Cap Opportunity Investment Option
LMPVET Investment Counsel Variable Social Awareness Investment Option
LMPVIT Western Asset Variable Global High Yield Bond Investment Option LMPVIT Western Asset Variable Strategic Bond Investment Option
MIST BlackRock High Yield Investment Option
MIST BlackRock Large Cap Core Investment Option
MIST Clarion Global Real Estate Investment Option
MIST Harris Oakmark International Investment Option
MIST Janus Forty Investment Option
MIST Lazard Mid Cap Investment Option
MIST Loomis Sayles Global Markets Investment Option
MIST Lord Abbett Bond Debenture Investment Option
MIST Lord Abbett Growth and Income Investment Option
MIST Lord Abbett Mid Cap Value Investment Option
MIST Met/AIM Small Cap Growth Investment Option

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT OPTIONS -- (CONTINUED)

MIST MFS Emerging Markets Equity Investment Option
MIST MFS Research International Investment Option
MIST PIMCO Inflation Protected Bond Investment Option
MIST Pioneer Fund Investment Option
MIST Pioneer Strategic Income Investment Option
MIST T. Rowe Price Mid Cap Growth Investment Option
MIST Third Avenue Small Cap Value Investment Option
MSF BlackRock Aggressive Growth Investment Option
MSF BlackRock Bond Income Investment Option
MSF BlackRock Diversified Investment Option
MSF BlackRock Large Cap Value Investment Option
MSF BlackRock Legacy Large Cap Growth Investment Option**
MSF BlackRock Money Market Investment Option
MSF FI Value Leaders Investment Option
MSF MetLife Aggressive Allocation Investment Option
MSF MetLife Conservative Allocation Investment Option
MSF MetLife Conservative to Moderate Allocation Investment Option
MSF MetLife Mid Cap Stock Index Investment Option
MSF MetLife Moderate Allocation Investment Option
MSF MetLife Moderate to Aggressive Allocation Investment Option
MSF MetLife Stock Index Investment Option
MSF MFS Total Return Investment Option
MSF MFS Value Investment Option
MSF Oppenheimer Global Equity Investment Option
MSF Russell 2000 Index Investment Option
MSF T. Rowe Price Large Cap Growth Investment Option
MSF Western Asset Management U.S. Government Investment Option
PIMCO VIT Low Duration Investment Option
PIMCO VIT Total Return Investment Option
Pioneer VCT Emerging Markets Investment Option
Pioneer VCT Mid Cap Value Investment Option
Putnam VT New Opportunities Investment Option**
Royce Micro-Cap Investment Option
Royce Small-Cap Investment Option
UIF Emerging Markets Equity Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF Short-Term Investment Grade Investment Option

* This Investment Option invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Option began operations during the year ended December 31, 2009.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT OPTIONS -- (CONCLUDED)

B. The following Investment Options had no net assets as of December 31, 2009:

AllianceBernstein Global Thematic Growth Investment
Option
American Funds High-Income Bond Investment
Option
Dreyfus VIF International Value Investment Option
Fidelity VIP Freedom 2010 Investment Option
Fidelity VIP Freedom 2025 Investment Option
FTVIPT Mutual Global Discovery Securities
Investment Option
Janus Aspen Global Life Sciences Investment Option
MFS VIT Global Equity Investment Option
MFS VIT High Income Investment Option
MFS VIT New Discovery Investment Option
MIST Van Kampen Mid Cap Growth Investment
Option
MSF Artio International Stock Investment Option
MSF Barclays Capital Aggregate Bond Index
Investment Option

MSF Davis Venture Value Investment Option
MSF FI Mid Cap Opportunities Investment Option
MSF Jennison Growth Investment Option
MSF Morgan Stanley EAFE Index Investment Option
Oppenheimer VA Main Street Small Cap Investment
Option
PIMCO VIT Long Tern U.S. Government Investment
Option
Putnam VT International Growth and Income
Investment Option
UIF Emerging Markets Debt Investment Option
Van Kampen LIT Comstock Investment Option
Van Kampen LIT Government Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Small Company Growth Investment
Option
Vanguard VIF Total Stock Market Index Investment
Option

3. PORTFOLIO CHANGES

MSF Capital Guardian U.S. Equity Investment Option
MSF FI Large Cap Investment Option
MIST Met/AIM Capital Appreciation Investment
Option
Putnam VT Discovery Growth Investment Option
LMPVET Equity Index Investment Option
The Merger Fund VL Investment Option
Vanguard VIF International Investment Option

The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

FORMER NAME                                          NEW NAME
(MSF) Julius Baer International Stock Portfolio      (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index           (MSF) Barclays Capital Aggregate Bond Index
Portfolio                                            Portfolio
(Janus Aspen) International Growth Portfolio         (Janus Aspen) Overseas Portfolio
(Janus Aspen) Worldwide Growth Portfolio             (Janus Aspen) Worldwide Portfolio
(Janus Aspen) Mid Cap Growth Portfolio               (Janus Aspen) Enterprise Portfolio
(Janus Aspen) Mid Cap Value Portfolio                (Janus Aspen) Perkins Mid Cap Value Portfolio
(FTVIPT) Mutual Discovery Series Portfolio           (FTVIPT) Mutual Global Discovery Securities Portfolio
(FTVIPT) Templeton Global Income Securities          (FTVIPT) Templeton Global Bond Securities Portfolio
Portfolio                                            (AllianceBernstein) Global Thematic Growth Portfolio
(AllianceBernstein) Global Technology Portfolio      (LMPVET) ClearBridge Variable Equity Income
(LMPVET) Capital and Income Portfolio                Builder Portfolio

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

FORMER NAME                                            NEW NAME
(LMPVET) Aggressive Growth Portfolio                   (LMPVET) ClearBridge Variable Aggressive Growth
                                                       Portfolio
(LMPVET) Appreciation Portfolio                        (LMPVET) ClearBridge Variable Appreciation
                                                       Portfolio
(LMPVET) Fundamental Value Portfolio                   (LMPVET) ClearBridge Variable Fundamental Value
                                                       Portfolio
(LMPVET) Investors Portfolio                           (LMPVET) ClearBridge Variable Investors Portfolio
(LMPVET) Large Cap Growth Portfolio                    (LMPVET) ClearBridge Variable Large Cap Growth
                                                       Portfolio
(LMPVET)International All Cap Opportunity Portfolio    (LMPVET) Global Currents Variable International All
                                                       Cap Opportunity Portfolio
(LMPVET) Social Awareness Portfolio                    (LMPVET) Investment Counsel Variable Social
                                                       Awareness Portfolio
(LMPVIT) Global High Yield Bond Portfolio              (LMPVIT) Western Asset Variable Global High Yield
                                                       Bond Portfolio
(LMPVIT) Strategic Bond Portfolio                      (LMPVIT) Western Asset Variable Strategic Bond
                                                       Portfolio

MERGERS:

FORMER PORTFOLIO                                       NEW PORTFOLIO
(MSF) Capital Guardian U.S. Equity Portfolio           (MIST) Pioneer Fund Portfolio
(MSF) FI Large Cap Portfolio                           (MSF) BlackRock Legacy Large Cap Growth Portfolio
(MIST) Met/AIM Capital Appreciation Portfolio          (MSF) BlackRock Legacy Large Cap Growth Portfolio
(Putnam VT) Discovery Growth Fund                      (Putnam VT) New Opportunities Fund

SUBSTITUTIONS:

FORMER PORTFOLIO                                       NEW PORTFOLIO
(LMPVET) Equity Index Portfolio                        (MSF) MetLife Stock Index Portfolio

LIQUIDATIONS:

The Merger Fund VL Portfolio
(Vanguard VIF) International Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Options. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Options'investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Options.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Option invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Options and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Options within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Options.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Investment Options.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Options:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies. In addition, the charge compensates the Company for the risk that the investor may live longer than estimates and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2009:

Mortality and Expense Risk      0.05% - 0.45%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. An administrative charge of $5 is assessed monthly. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Options.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                          FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                        ----------------------- ----------------------------
                                                                                      COST OF       PROCEEDS
                                                           SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                        --------- ------------- ------------- --------------
AIM V.I. Global Real Estate Investment Option             277,731     2,568,411     3,262,228        727,893
AIM V.I. International Growth Investment Option           937,262    25,689,312     8,451,267     21,028,072
AllianceBernstein Intermediate Bond Investment Option     236,462     2,806,730     2,811,640          4,945
AllianceBernstein International Value Investment Option       183         2,197         2,273             93
American Century VP Ultra Investment Option                 3,161        28,773            62            394
American Century VP Vista Investment Option               215,278     2,315,062     2,665,045        362,695
American Funds Bond Investment Option                         287         2,839         2,936            103
American Funds Global Growth Investment Option            953,268    17,628,507     8,958,184      3,508,246
American Funds Global Small Capitalization
  Investment Option                                            47           502           457             33
American Funds Growth Investment Option                 1,547,236    74,513,665    25,047,514     18,334,277
American Funds Growth-Income Investment Option            785,626    27,853,576     6,922,657     18,432,750
American Funds International Investment Option          1,486,148    19,559,422    25,405,694     15,435,330
American Funds New World Investment Option                262,287     3,806,059     4,119,897        316,321
American Funds U.S. Government/AAA Rated Securities
  Investment Option                                        36,949       451,312       783,427      6,738,180
Delaware VIP Small Cap Value Investment Option            425,904    11,680,846     1,266,211      2,103,819
Dreyfus VIF Appreciation Investment Option                 29,618     1,033,707       251,381        693,293
Dreyfus VIF Developing Leaders Investment Option           42,394     1,358,452       124,690        248,113
Fidelity VIP Contrafund Investment Option               1,689,406    35,644,404    17,233,715      5,612,783
Fidelity VIP Equity-Income Investment Option              628,797     6,836,669     8,061,706      1,908,685
Fidelity VIP Freedom 2015 Investment Option                   509         4,673         6,049          1,555
Fidelity VIP Freedom 2020 Investment Option                    41           397       116,509      6,908,147
Fidelity VIP Freedom 2030 Investment Option                   222         1,687        58,904      3,383,658
Fidelity VIP Growth & Income Investment Option                994        12,334            83            379
Fidelity VIP High Income Investment Option                    243         1,175        66,846      4,100,242
Fidelity VIP Index 500 Investment Option                  201,929    19,666,602     7,857,670      3,601,118
Fidelity VIP Investment Grade Bond Investment Option           24           303       402,079        408,907
Fidelity VIP Mid Cap Investment Option                    984,618    28,395,486     5,848,201     16,218,198
Fidelity VIP Overseas Investment Option                   380,667     6,478,393     3,105,795      9,545,490
FTVIPT Franklin Small-Mid Cap Growth Securities
  Investment Option                                       286,707     5,148,365     1,035,982      3,275,556
FTVIPT Templeton Developing Markets Securities
  Investment Option                                     1,066,068     9,939,473     7,687,627      5,889,028
FTVIPT Templeton Foreign Securities Investment Option   1,398,634    18,507,993     6,969,335      4,688,698
FTVIPT Templeton Global Bond Securities
  Investment Option                                       455,395     7,711,183     2,276,771      5,185,103
Janus Aspen Enterprise Investment Option                   94,318     1,927,605       792,858      1,477,128
Janus Aspen Global Technology Investment Option           338,670     1,456,700     1,093,118        332,096
Janus Aspen Overseas Investment Option                    104,146     2,978,756     1,367,054      2,802,403
Janus Aspen Perkins Mid Cap Value Investment Option       877,462    10,548,093     1,928,044      4,291,272
Janus Aspen Worldwide Investment Option                    35,099       918,947       358,811        758,576
LMPVET ClearBridge Variable Equity Income Builder
  Investment Option                                        93,080     1,172,202        58,442        262,756
LMPVET ClearBridge Variable Aggressive Growth
  Investment Option                                        79,991     1,030,997       369,641      1,138,309
LMPVET ClearBridge Variable Appreciation
  Investment Option                                           668        17,952           267            196
LMPVET ClearBridge Variable Fundamental Value
  Investment Option                                       186,698     3,314,269     1,868,413      1,251,602
LMPVET ClearBridge Variable Investors
  Investment Option                                       279,245     3,495,498     1,681,441      1,597,403
LMPVET ClearBridge Variable Large Cap Growth
  Investment Option                                        55,474       779,876       300,293        788,504
LMPVET Global Currents Variable International All Cap
  Opportunity Investment Option                            91,067       954,577        75,050        140,085

                                                                                        FOR THE YEAR ENDED
                                                      AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                      ----------------------- ----------------------------
                                                                                    COST OF       PROCEEDS
                                                          SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                      ---------- ------------ ------------- --------------
LMPVET Investment Counsel Variable Social Awareness
  Investment Option                                       22,052      496,563       234,761        615,093
LMPVIT Western Asset Variable Global High Yield Bond
  Investment Option                                      699,475    6,027,072       973,042      1,089,237
LMPVIT Western Asset Variable Strategic Bond
  Investment Option                                      163,186    1,547,750       392,332        135,554
MIST BlackRock High Yield Investment Option            2,336,024   16,719,366     9,235,626      4,357,271
MIST BlackRock Large Cap Core Investment Option        1,228,939   10,310,880     4,077,911      2,315,379
MIST Clarion Global Real Estate Investment Option      1,295,456   16,358,822     2,816,131      5,912,295
MIST Harris Oakmark International Investment Option      615,608    6,539,848    12,113,195     18,086,328
MIST Janus Forty Investment Option                       294,589   15,260,119     2,634,630     13,738,648
MIST Lazard Mid Cap Investment Option                    172,218    1,673,749       557,369      1,407,316
MIST Loomis Sayles Global Markets Investment Option      375,952    4,431,962       109,196      1,361,958
MIST Lord Abbett Bond Debenture Investment Option         58,245      657,398       741,711      2,065,829
MIST Lord Abbett Growth and Income Investment Option     117,038    3,085,462       147,612      1,262,603
MIST Lord Abbett Mid Cap Value Investment Option         452,074    7,720,059     1,501,198      1,586,999
MIST Met/AIM Small Cap Growth Investment Option           13,339      156,052        31,456         76,101
MIST MFS Emerging Markets Equity Investment Option       530,353    4,779,759     2,202,932      2,523,674
MIST MFS Research International Investment Option        373,452    3,931,052     1,464,939      1,586,115
MIST PIMCO Inflation Protected Bond Investment Option  1,542,222   16,159,628    23,536,895     42,146,885
MIST Pioneer Fund Investment Option                       58,944      605,552       977,936        405,791
MIST Pioneer Strategic Income Investment Option              130        1,195           405             34
MIST T. Rowe Price Mid Cap Growth Investment Option      208,332    1,588,940     1,063,492        182,288
MIST Third Avenue Small Cap Value Investment Option      715,194    9,645,871     2,240,896      4,766,132
MSF BlackRock Aggressive Growth Investment Option        200,007    4,695,451       697,204      1,233,975
MSF BlackRock Bond Income Investment Option               40,869    4,248,063       890,274      1,583,262
MSF BlackRock Diversified Investment Option               45,854      720,884       306,076        140,651
MSF BlackRock Large Cap Value Investment Option          301,962    2,430,325       861,198      3,474,947
MSF BlackRock Legacy Large Cap Growth
  Investment Option (a)                                  103,718    1,873,208     2,025,003        171,088
MSF BlackRock Money Market Investment Option           1,544,674  154,467,640   117,719,561    121,915,143
MSF FI Value Leaders Investment Option                    47,127    7,132,823     2,702,916      3,528,682
MSF MetLife Aggressive Allocation Investment Option      281,915    2,919,719       581,317      1,579,531
MSF MetLife Conservative Allocation Investment Option     99,087      935,314     1,006,922      2,304,056
MSF MetLife Conservative to Moderate Allocation
  Investment Option                                       56,537      595,685       137,350      2,079,769
MSF MetLife Mid Cap Stock Index Investment Option        155,133    1,324,829     1,199,163         28,159
MSF MetLife Moderate Allocation Investment Option        323,066    2,878,454     1,985,982        439,340
MSF MetLife Moderate to Aggressive Allocation
  Investment Option                                      196,051    1,803,988     1,013,649        260,362
MSF MetLife Stock Index Investment Option              1,137,951   30,811,347    19,583,426     23,359,451
MSF MFS Total Return Investment Option                   193,320   25,671,576     4,408,681     10,891,080
MSF MFS Value Investment Option                          756,743    6,894,101     7,450,224        580,437
MSF Oppenheimer Global Equity Investment Option           22,582      297,615       114,349        359,101
MSF Russell 2000 Index Investment Option               1,250,985   15,025,164     5,150,152      7,358,127
MSF T. Rowe Price Large Cap Growth Investment Option     111,099    1,538,343       229,516        767,411
MSF Western Asset Management U.S. Government
  Investment Option                                      647,958    7,722,012     2,684,766     12,072,513
PIMCO VIT Low Duration Investment Option               1,655,785   16,596,407     3,678,678      9,696,547
PIMCO VIT Total Return Investment Option              16,052,940  168,688,038    86,576,083     61,389,340
Pioneer VCT Emerging Markets Investment Option           186,762    3,061,856       815,166      2,433,195
Pioneer VCT Mid Cap Value Investment Option              136,876    2,346,747       610,890      1,032,378
Putnam VT New Opportunities Investment Option (b)          9,167      118,173       151,316         38,939
Royce Micro-Cap Investment Option                        274,162    2,301,007     2,133,543      1,414,494
Royce Small-Cap Investment Option                      1,153,441    8,405,315     2,138,521      2,442,573
UIF Emerging Markets Equity Investment Option            431,279    5,589,372     5,590,481          1,101

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                   FOR THE YEAR ENDED
                                                 AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                 ----------------------- ----------------------------
                                                                               COST OF       PROCEEDS
                                                 SHARES         COST ($) PURCHASES ($) FROM SALES ($)
                                                 ------ ---------------- ------------- --------------
Vanguard VIF Diversified Value Investment Option 62,253          891,025       453,203      5,897,868
Vanguard VIF Equity Index Investment Option      62,138        1,477,318     1,260,195      9,181,158
Vanguard VIF Short-Term Investment Grade
  Investment Option                              23,761          241,821       307,165        247,699
                                                 ====== ================ ============= ==============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portolio, series, or fund for each of the periods presented in the five years ended December 31, 2009:

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ---------- ------------- ---------------- -------------------
AIM V.I. Global Real Estate
  Investment Option           2009  1,670,231     2.004 - 2.019  3,371,572            --      0.15 - 0.25    31.24 - 31.33
  (Commenced 4/28/2008)       2008         55             1.532         85          9.43             0.20           (45.65)

AIM V.I. International Growth 2009 17,277,737     1.407 - 1.417 24,378,054          1.19      0.10 - 0.25    34.90 - 35.08
  Investment Option           2008 28,202,476     1.043 - 1.049 29,476,797          0.58      0.10 - 0.25 (40.50) - (40.40)
  (Commenced 5/2/2005)        2007 31,575,777     1.753 - 1.760 55,455,360          0.67      0.10 - 0.25     4.02 - 14.53
                              2006 10,023,431     1.527 - 1.535 15,370,810          1.89      0.15 - 0.45    16.64 - 27.96
                              2005  1,063,811     1.196 - 1.198  1,274,687          0.84      0.20 - 0.45     0.76 - 13.45
AllianceBernstein
  Intermediate Bond
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009  2,266,161             1.250  2,832,767            --             0.20            18.26

AllianceBernstein
  International Value
  Investment Option
  (Commenced 11/10/2008 and
  began transactions in 2009) 2009      1,535             1.755      2,695          2.13             0.20            34.38

American Century VP Ultra     2009     27,655             0.928     25,660          0.28             0.25            34.10
  Investment Option           2008     28,094     0.692 - 0.694     19,432            --      0.20 - 0.25 (41.63) - (41.60)
                              2007  3,035,357             1.189  3,608,158            --             0.20            20.83
                              2006  4,421,032             0.984  4,351,308            --             0.20            (3.53)
                              2005  5,669,118             1.020  5,780,199            --             0.20             2.00
American Century VP Vista
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009  2,509,247             1.132  2,839,477            --             0.15            22.38

American Funds Bond
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009      1,604             1.832      2,940          4.68             0.20            12.39

American Funds Global Growth  2009 10,376,523     1.760 - 1.796 18,588,672          1.65      0.20 - 0.45    41.59 - 41.98
  Investment Option           2008  7,065,283     1.243 - 1.265  8,911,510          1.86      0.20 - 0.45 (38.65) - (38.50)
                              2007  7,358,469     2.025 - 2.057 15,120,620          2.45      0.20 - 0.45    14.33 - 14.66
                              2006 11,866,818     1.772 - 1.794 21,279,370          0.84      0.20 - 0.45    19.89 - 20.25
                              2005  7,454,459     1.478 - 1.496 11,124,119          0.69      0.15 - 0.45    13.60 - 13.94
American Funds Global Small
  Capitalization
  Investment Option           2009        284             2.964        842          0.34             0.20            61.00
  (Commenced 4/28/2008)       2008         42             1.841         78            --             0.20           (48.96)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
American Funds Growth          2009 55,535,367     1.259 - 1.295 71,327,432          0.65      0.10 - 0.45    38.81 - 39.25
  Investment Option            2008 47,998,514     0.907 - 0.930 44,309,113          0.81      0.10 - 0.45 (44.25) - (44.01)
                               2007 44,052,481     1.627 - 1.661 72,796,608          0.72      0.10 - 0.45    11.90 - 12.23
                               2006 52,552,658     1.454 - 1.480 77,475,135          0.83      0.10 - 0.45     9.74 - 10.12
                               2005 43,428,155     1.325 - 1.344 58,186,035          0.77      0.10 - 0.45   (0.22) - 16.09
American Funds Growth-Income   2009 19,692,268     1.216 - 1.251 24,495,809          1.40      0.10 - 0.25    30.61 - 31.13
  Investment Option            2008 31,862,852     0.931 - 0.954 30,227,962          1.70      0.10 - 0.45 (38.14) - (37.93)
                               2007 33,211,875     1.505 - 1.537 50,781,342          1.78      0.10 - 0.45      4.59 - 4.91
                               2006 28,115,420     1.439 - 1.465 41,046,264          1.52      0.10 - 0.45    14.66 - 15.08
                               2005 28,651,542     1.255 - 1.273 36,359,276          1.39      0.10 - 0.45    (0.31) - 5.59
American Funds International
  Investment Option            2009  9,653,479     2.619 - 2.669 25,427,874          1.75      0.10 - 0.25    42.72 - 42.88
  (Commenced 4/28/2008)        2008  4,061,111             1.835  7,452,456          2.03             0.25           (39.30)

American Funds New World
  Investment Option            2009  1,881,543     2.745 - 2.774  5,216,860          1.76      0.15 - 0.25    49.27 - 49.46
  (Commenced 4/28/2008)        2008         41             1.847         76          1.80             0.20           (40.03)

American Funds
  U.S. Government/AAA
  Rated Securities
  Investment Option            2009    231,569     1.927 - 1.940    446,319          2.21      0.15 - 0.20      2.28 - 2.37
  (Commenced 4/28/2008)        2008  3,367,712             1.895  6,382,233          2.14             0.15             6.51

Delaware VIP Small Cap Value   2009  4,526,992     1.790 - 2.379 10,353,607          1.01      0.10 - 0.45    31.22 - 31.68
  Investment Option            2008  5,026,214     1.389 - 1.808  8,720,852          0.73      0.10 - 0.45 (30.17) - (29.92)
                               2007  5,507,665     1.982 - 2.584 13,710,484          0.39      0.10 - 0.45  (12.96) - (6.78)
                               2006  3,803,732     2.650 - 2.772 10,532,970          0.24      0.20 - 0.45    15.67 - 15.93
                               2005  2,206,940     2.291 - 2.391  5,274,246          0.27      0.20 - 0.45      8.94 - 9.23
Dreyfus VIF Appreciation       2009    877,951     1.046 - 1.090    929,988          2.58      0.20 - 0.25    22.33 - 22.34
  Investment Option            2008  1,510,930     0.855 - 0.891  1,303,943          2.20      0.20 - 0.45 (29.89) - (29.73)
                               2007  3,282,756     1.217 - 1.268  4,064,972          2.51      0.20 - 0.45      6.67 - 6.94
                               2006 22,045,488     1.138 - 1.187 26,028,032          0.36      0.20 - 0.45    15.96 - 16.24
                               2005  3,961,249     0.979 - 1.022  3,902,090          0.02      0.20 - 0.45      3.91 - 4.18
Dreyfus VIF Developing Leaders 2009  1,180,640     0.817 - 1.073    995,812          1.66      0.20 - 0.25    25.79 - 25.89
  Investment Option            2008  1,392,016     0.649 - 0.853    925,734          1.02      0.20 - 0.45 (37.83) - (37.71)
                               2007  1,986,984     1.043 - 1.371  2,151,392          0.43      0.20 - 0.45 (11.49) - (11.23)
                               2006 12,612,359     1.175 - 1.545 14,949,610          0.48      0.15 - 0.45      3.32 - 3.62
                               2005 20,962,247     1.134 - 1.493 24,882,560            --      0.15 - 0.45      5.36 - 5.65
Fidelity VIP Contrafund        2009 27,814,855     1.163 - 1.490 34,498,551          1.39      0.10 - 0.45    34.90 - 35.39
  Investment Option            2008 16,077,399     0.859 - 1.096 14,730,974          0.40      0.15 - 0.45 (42.95) - (42.66)
                               2007 38,504,226     1.498 - 1.916 63,733,020          0.85      0.15 - 0.45    16.76 - 17.31
                               2006 36,318,016     1.277 - 1.636 51,544,470          1.13      0.15 - 0.45     2.73 - 11.29
                               2005 15,003,501     1.237 - 1.470 18,810,411          0.11      0.15 - 0.45    16.15 - 16.48

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ---------- ------------- ---------------- -------------------
Fidelity VIP Equity-Income
  InvestmentOption            2009  3,316,905             3.187 10,570,077          2.34             0.25            29.87
  (Commenced 4/28/2008)       2008     67,288             2.454    165,096          3.03             0.25           (40.62)

Fidelity VIP Freedom 2015
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009      4,106             1.211      4,972          4.39             0.20            25.10

Fidelity VIP Freedom 2020
  Investment Option           2009        328     1.183 - 1.186        390            --      0.15 - 0.20    28.73 - 28.77
  (Commenced 4/28/2008)       2008  7,367,543             0.921  6,785,122          3.45             0.15           (30.46)

Fidelity VIP Freedom 2030
  Investment Option           2009      1,762     1.139 - 1.142      2,009          0.05      0.15 - 0.20    31.37 - 31.42
  (Commenced 4/28/2008)       2008  3,841,489     0.867 - 0.869  3,337,094          5.00      0.15 - 0.20 (35.55) - (35.52)

Fidelity VIP Growth & Income  2009     11,532             0.937     10,814          0.89             0.20            26.62
  Investment Option           2008     12,015     0.740 - 0.741      8,887          0.01      0.15 - 0.20 (41.97) - (41.96)
  (Commenced 11/14/2005)      2007  6,032,387     1.275 - 1.277  7,694,092          1.42      0.15 - 0.20    11.55 - 11.72
                              2006 11,740,284             1.143 13,415,928          0.63      0.15 - 0.20    11.84 - 12.72
                              2005  9,431,000             1.014  9,566,826            --             0.20            (1.17)
Fidelity VIP High Income
  Investment Option           2009        640     2.009 - 2.024      1,286          0.09      0.15 - 0.20    43.71 - 43.75
  (Commenced 4/28/2008)       2008  2,699,652             1.408  3,802,088         11.67             0.15           (25.56)

Fidelity VIP Index 500
  Investment Option           2009 17,087,590     1.409 - 1.414 24,154,658          2.56      0.15 - 0.20    26.37 - 26.48
  (Commenced 4/28/2008)       2008 13,613,641             1.118 15,223,135          3.06             0.15           (34.21)

Fidelity VIP Investment
  Grade Bond
  Investment Option           2009        222             1.281        286          0.04             0.20            15.41
  (Commenced 4/28/2008)       2008         32             1.110         36            --             0.20            (3.66)

Fidelity VIP Mid Cap          2009 12,091,966     1.981 - 2.050 24,713,803          0.42      0.10 - 0.45    39.11 - 39.59
  Investment Option           2008 18,563,022     1.442 - 1.470 27,204,020          0.24      0.10 - 0.45 (39.87) - (39.66)
                              2007 26,880,959     2.398 - 2.439 65,397,498          0.46      0.10 - 0.45     5.39 - 15.10
                              2006 22,673,521     2.089 - 2.119 47,982,767          0.11      0.20 - 0.45    11.89 - 12.18
                              2005 12,009,948     1.867 - 1.889 22,672,578            --      0.20 - 0.45    17.50 - 17.84
Fidelity VIP Overseas         2009  4,456,063     1.271 - 1.279  5,679,490          1.61      0.15 - 0.20    25.84 - 26.01
  Investment Option           2008 10,717,927     1.000 - 1.015 10,856,485          1.67      0.15 - 0.45 (44.23) - (44.02)
                              2007 17,230,885     1.793 - 1.813 31,198,169          2.91      0.15 - 0.45    16.50 - 16.89
                              2006 12,909,259     1.539 - 1.551 20,005,505          0.62      0.15 - 0.45    17.21 - 17.59
                              2005 11,009,148     1.313 - 1.319 14,513,333          0.35      0.15 - 0.45    10.93 - 20.68
FTVIPT Franklin Small-Mid
  Cap Growth Securities       2009  5,692,791     0.793 - 1.062  4,836,641            --      0.10 - 0.25    43.14 - 43.35
  Investment Option           2008  9,154,154     0.544 - 0.741  5,374,936            --      0.10 - 0.45 (42.80) - (42.51)
                              2007 11,243,155     0.951 - 1.289 11,368,038            --      0.10 - 0.45    10.84 - 11.12
                              2006 14,001,194     0.858 - 1.160 13,388,225            --      0.10 - 0.45      8.20 - 8.61
                              2005 24,072,492     0.793 - 1.068 20,350,228            --      0.10 - 0.45    (0.19) - 4.68

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
FTVIPT Templeton               2009  3,303,926     3.104 - 3.156 10,426,067          4.53      0.20 - 0.25    71.78 - 72.27
  Developing Markets           2008  3,337,465     1.807 - 1.838  6,114,597          2.70      0.15 - 0.45 (52.91) - (52.76)
  Securities Investment Option 2007 12,114,462     3.837 - 3.891 47,052,033          2.09      0.15 - 0.45    28.20 - 28.59
                               2006 12,009,404     2.993 - 3.026 36,284,418          1.19      0.15 - 0.45    27.52 - 27.90
                               2005  9,883,511     2.347 - 2.366 23,355,401          0.76      0.15 - 0.45    26.86 - 27.20
FTVIPT Templeton               2009 12,124,687     1.522 - 1.558 18,811,498          3.02      0.15 - 0.45    36.50 - 36.91
  Foreign Securities           2008 10,823,356     1.115 - 1.138 12,266,776          2.43      0.15 - 0.45 (40.66) - (40.48)
  Investment Option            2007  9,672,670     1.879 - 1.918 18,433,195          1.39      0.10 - 0.45    14.92 - 15.33
                               2006 16,746,659     1.635 - 1.663 27,755,812          1.31      0.10 - 0.45    20.93 - 21.39
                               2005 18,040,869     1.352 - 1.370 24,657,250          1.10      0.10 - 0.45   (0.15) - 10.06
FTVIPT Templeton Global Bond   2009  4,511,787     1.767 - 1.792  8,069,524         13.56      0.20 - 0.25    18.51 - 18.75
  Securities Investment Option 2008  7,124,126     1.491 - 1.509 10,733,948          4.99      0.20 - 0.45      5.97 - 6.27
                               2007  7,255,328     1.407 - 1.420 10,291,912          2.71      0.20 - 0.45    10.79 - 11.04
                               2006  3,352,892     1.270 - 1.279  4,284,829          2.75      0.20 - 0.45    12.59 - 12.89
                               2005    835,723     1.128 - 1.133    945,875          7.33      0.20 - 0.45   (3.08) - (2.67)
Janus Aspen Enterprise
  Investment Option            2009    750,846             3.756  2,820,064            --             0.15            44.24
  (Commenced 4/28/2008)        2008  1,009,867             2.604  2,629,800          0.10             0.15           (44.19)

Janus Aspen Global Technology  2009  3,303,156     0.464 - 0.467  1,540,910            --      0.20 - 0.25    56.23 - 56.71
  Investment Option            2008  1,740,453     0.292 - 0.298    518,465          0.08      0.20 - 0.45 (44.17) - (44.07)
                               2007  3,054,504     0.523 - 0.533  1,627,175          0.29      0.20 - 0.45    21.06 - 21.51
                               2006  3,710,951     0.432 - 0.439  1,628,030            --      0.20 - 0.45      7.37 - 7.60
                               2005  4,764,842     0.402 - 0.408  1,942,776            --      0.20 - 0.45    11.05 - 11.51
Janus Aspen Overseas
  Investment Option            2009    752,604     6.194 - 6.241  4,694,826          0.41      0.15 - 0.25    78.60 - 78.77
  (Commenced 4/28/2008)        2008  1,209,049     3.479 - 3.491  4,220,361            --      0.15 - 0.20 (52.74) - (52.72)

Janus Aspen Perkins
  Mid Cap Value
  Investment Option            2009  6,696,673     1.790 - 1.802 12,029,922          0.34      0.10 - 0.20    32.59 - 32.79
  (Commenced 4/28/2008)        2008  8,482,829     1.350 - 1.357 11,482,939          1.19      0.10 - 0.20 (28.51) - (28.46)

Janus Aspen Worldwide          2009  1,502,827     0.603 - 0.606    910,095          1.08      0.20 - 0.25    37.05 - 37.10
  Investment Option            2008  2,237,940     0.440 - 0.442    988,019          0.95      0.20 - 0.25 (45.00) - (44.96)
                               2007  2,894,674     0.800 - 0.803  2,320,697          0.55      0.20 - 0.25      9.10 - 9.14
                               2006  2,979,742     0.733 - 0.736  2,189,434          1.63      0.20 - 0.25    17.37 - 17.76
                               2005  2,727,102     0.616 - 0.868  1,702,962          1.27      0.15 - 0.45      5.12 - 5.47
LMPVET ClearBridge Variable
  Equity Income Builder        2009    725,743     1.188 - 1.201    862,841          3.28      0.20 - 0.25    22.60 - 22.68
  Investment Option            2008    959,821     0.969 - 0.979    930,253          1.02      0.20 - 0.25 (35.21) - (35.14)
  (Commenced 4/30/2007)        2007  1,111,215     1.494 - 1.511  1,663,124          1.23      0.20 - 0.25      1.00 - 1.01

LMPVET ClearBridge Variable    2009    886,193     1.176 - 1.181  1,046,231            --      0.20 - 0.25    34.25 - 34.36
  Aggressive Growth            2008  1,762,052     0.863 - 0.879  1,549,172            --      0.20 - 0.45 (40.69) - (40.53)
  Investment Option            2007  3,940,586     1.455 - 1.478  5,824,755            --      0.20 - 0.45      1.04 - 1.30
                               2006  4,486,576     1.440 - 1.459  6,545,324            --      0.20 - 0.45      8.27 - 8.58
                               2005  4,054,819     1.330 - 1.344  5,448,432            --      0.20 - 0.45    11.11 - 11.44

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ---------- ------------- ---------------- -------------------
LMPVET ClearBridge
  Variable Appreciation
  Investment Option           2009     12,876             1.094     14,084          2.18             0.25            21.83
  (Commenced 3/14/2005 and    2008     13,080             0.898     11,745          0.71             0.25           (29.46)
  began transactions in 2007) 2007     33,763             1.273     42,989          1.01             0.25            (2.60)

LMPVET ClearBridge Variable   2009  2,301,724     1.386 - 1.392  3,201,777          1.71      0.20 - 0.25    29.05 - 29.13
  Fundamental Value           2008  1,942,530     1.059 - 1.078  2,093,056          1.47      0.20 - 0.45 (36.85) - (36.70)
  Investment Option           2007  2,763,338     1.677 - 1.703  4,704,384          0.84      0.20 - 0.45      0.84 - 1.07
                              2006  2,932,147     1.663 - 1.685  4,938,969          1.58      0.20 - 0.45    16.29 - 16.53
                              2005  3,550,693     1.430 - 1.446  5,129,544          0.99      0.20 - 0.45      4.30 - 4.63
LMPVET ClearBridge            2009  2,708,403     1.238 - 1.365  3,468,159          1.99      0.20 - 0.25    24.20 - 24.30
  Variable Investors          2008  2,722,073     0.879 - 1.099  2,842,019          1.06      0.15 - 0.45 (35.93) - (35.70)
  Investment Option           2007  4,491,288     1.551 - 1.712  7,237,196          1.23      0.20 - 0.45      3.44 - 3.75
                              2006  4,952,272     1.318 - 1.652  7,668,605          0.71      0.15 - 0.45    17.72 - 18.10
                              2005 25,474,639     1.116 - 1.400 30,881,240          1.30      0.15 - 0.45      6.06 - 6.39
LMPVET ClearBridge Variable   2009    976,867     0.832 - 1.042    817,081          0.33      0.20 - 0.25    41.65 - 42.02
  Large Cap Growth            2008  1,861,758     0.586 - 0.714  1,091,003          0.08      0.20 - 0.45 (37.58) - (37.39)
  Investment Option           2007  7,945,620     0.936 - 1.141  8,324,580          0.04      0.20 - 0.45      4.86 - 5.06
                              2006  7,480,827     0.891 - 1.086  7,378,268          0.14      0.20 - 0.45      4.08 - 4.45
                              2005  9,675,698     0.853 - 1.041  9,055,495          0.11      0.20 - 0.45      4.79 - 5.05
LMPVET Global Currents        2009    773,330     0.619 - 0.814    569,099          1.14      0.20 - 0.25    28.19 - 28.42
  Variable International      2008    879,779     0.482 - 0.635    497,409          2.03      0.20 - 0.45 (43.67) - (43.51)
  All Cap Opportunity         2007    974,576     0.854 - 1.124    987,995          0.88      0.20 - 0.45      5.84 - 6.09
  Investment Option           2006  1,007,220     0.805 - 1.060    962,972          5.36      0.20 - 0.45    25.30 - 25.59
                              2005    427,269     0.641 - 0.844    348,731          0.59      0.20 - 0.45    11.20 - 11.49
LMPVET Investment Counsel     2009    504,837     0.962 - 1.004    486,020          1.45      0.20 - 0.25    22.55 - 22.59
  Variable Social Awareness   2008  1,012,274     0.785 - 0.819    794,801          1.35      0.20 - 0.25 (25.41) - (25.38)
  Investment Option           2007  2,019,567     1.052 - 1.098  2,124,902          1.40      0.20 - 0.25    10.69 - 10.74
                              2006  2,235,404     0.950 - 0.992  2,125,871          0.52      0.20 - 0.45      7.23 - 7.47
                              2005  2,249,007     0.884 - 0.924  1,988,488          0.75      0.20 - 0.45      3.87 - 4.17
LMPVIT Western Asset Variable
  Global High Yield Bond      2009  4,324,597     1.213 - 1.216  5,246,026         11.40      0.20 - 0.25    55.12 - 55.30
   Investment Option          2008  5,194,758     0.782 - 0.783  4,061,183          5.87      0.20 - 0.25 (31.01) - (30.98)
  (Commenced 3/14/2005 and    2007 13,822,106     1.133 - 1.135 15,660,036          6.68             0.25            (0.35)
  began transactions in 2006) 2006 17,593,279     1.137 - 1.138 19,995,699          5.93      0.20 - 0.25      6.95 - 7.47

LMPVIT Western Asset          2009    889,180     1.607 - 1.666  1,435,990          5.36      0.20 - 0.25    21.52 - 21.56
  Variable Strategic Bond     2008    773,685     1.322 - 1.371  1,027,956          2.88      0.20 - 0.45 (17.37) - (17.17)
  Investment Option           2007  3,108,745     1.596 - 1.657  4,977,502          4.68      0.20 - 0.45      1.50 - 1.79
                              2006  2,971,179     1.568 - 1.628  4,679,187          4.17      0.20 - 0.45      4.56 - 4.85
                              2005  2,547,493     1.381 - 1.554  3,931,788          4.33      0.15 - 0.45      2.06 - 2.37
MIST BlackRock High Yield     2009  9,532,003     1.851 - 2.064 18,734,894          5.71      0.01 - 0.34    46.73 - 47.27
  Investment Option           2008  6,458,444     1.280 - 1.404  8,911,064          7.51      0.01 - 0.34 (24.45) - (24.20)
  (Commenced 4/30/2007)       2007 10,497,224     1.689 - 1.855 18,755,613            --      0.04 - 0.34   (1.94) - (1.69)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------- --------------------------------------------------
                                                      UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                          LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       ---------- ----------------- ---------- ------------- ---------------- -------------------
MIST BlackRock Large Cap Core     2009 11,114,377     0.685 - 0.869  9,548,809          0.98      0.25 - 0.45    18.88 - 18.92
  Investment Option               2008  8,592,239     0.576 - 0.731  6,162,095          0.65      0.20 - 0.45 (37.57) - (37.39)
  (Commenced 5/1/2006)            2007  8,260,595     0.912 - 1.169  9,442,669          0.20      0.20 - 0.45      0.70 - 5.36
                                  2006    904,781     0.866 - 1.101    843,908            --      0.20 - 0.45      6.69 - 6.91
MIST Clarion Global Real Estate   2009  5,730,394     1.821 - 2.465 12,410,388          3.59      0.10 - 0.45    34.54 - 34.98
  Investment Option               2008  7,852,558     1.373 - 1.828 12,677,317          2.32      0.10 - 0.45 (41.82) - (41.63)
  (Commenced 5/1/2006)            2007 13,852,231     2.353 - 3.134 40,027,803          1.21      0.10 - 0.45 (17.27) - (14.93)
                                  2006 19,986,349     2.766 - 3.685 70,872,479            --      0.15 - 0.45    22.64 - 22.88
MIST Harris Oakmark               2009  5,974,481     1.117 - 1.397  7,417,949          6.28      0.10 - 0.25    55.12 - 55.39
  International Investment Option 2008 14,631,922     0.720 - 0.899 11,623,836          2.00      0.10 - 0.45 (40.97) - (40.82)
  (Commenced 5/1/2006)            2007 17,975,691     1.217 - 1.519 23,644,971          0.62      0.09 - 0.44   (7.55) - (1.02)
                                  2006  9,827,544     1.230 - 1.269 12,284,727            --      0.16 - 0.41    11.00 - 11.31
MIST Janus Forty                  2009 18,380,985     0.683 - 1.236 19,077,489            --      0.15 - 0.45    42.48 - 42.89
  Investment Option               2008 32,714,712     0.478 - 0.865 24,193,209          5.78      0.15 - 0.45 (42.09) - (41.91)
  (Commenced 5/1/2006)            2007 16,611,592     0.823 - 1.344 15,475,331          0.15      0.20 - 0.45    29.89 - 30.23
                                  2006 17,823,011     0.632 - 1.032 12,662,276            --      0.20 - 0.45      3.25 - 3.44
MIST Lazard Mid Cap
  Investment Option               2009  1,142,320     1.385 - 1.738  1,611,922          1.43      0.20 - 0.25    36.85 - 36.86
  (Commenced 4/28/2008)           2008  1,992,839     1.012 - 1.270  2,068,782            --      0.20 - 0.45 (36.18) - (36.16)

MIST Loomis Sayles Global         2009  2,781,628     1.351 - 1.355  3,759,496          2.31      0.20 - 0.25    40.58 - 40.71
  Markets Investment Option       2008  4,183,257     0.961 - 0.963  4,020,076          6.40      0.20 - 0.25 (39.25) - (39.20)
  (Commenced 4/30/2007)           2007  6,255,239     1.582 - 1.584  9,893,649            --      0.20 - 0.25    20.55 - 20.58

MIST Lord Abbett Bond Debenture   2009    409,494     1.709 - 1.960    712,837          8.84      0.20 - 0.25    36.78 - 36.83
  Investment Option               2008  1,287,676     1.249 - 1.433  1,622,532          5.00      0.20 - 0.45 (18.76) - (18.58)
  (Commenced 5/1/2006)            2007  1,307,048     1.534 - 1.760  2,030,107          8.65      0.20 - 0.45      6.39 - 6.68
                                  2006  4,172,978     1.438 - 1.652  6,714,424            --      0.20 - 0.45      5.58 - 5.76
MIST Lord Abbett Growth and       2009  2,147,980     1.008 - 1.028  2,208,403          2.19      0.20 - 0.45    17.76 - 18.16
  Income Investment Option        2008  3,552,707     0.856 - 0.873  3,091,508          1.59      0.15 - 0.45 (36.59) - (36.46)
  (Commenced 5/1/2006)            2007 10,589,983     1.350 - 1.374 14,525,509          0.64      0.15 - 0.45      3.29 - 3.62
                                  2006  5,631,229     1.307 - 1.326  7,463,346            --      0.15 - 0.45      8.29 - 8.96
MIST Lord Abbett Mid Cap Value    2009  6,843,520     0.837 - 0.838  5,736,696          2.14      0.20 - 0.25    26.20 - 26.24
  Investment Option               2008  7,045,343     0.659 - 0.666  4,676,546          0.66      0.10 - 0.45 (39.09) - (38.79)
  (Commenced 5/1/2006)            2007 28,966,786     1.082 - 1.088 31,478,015          0.31      0.10 - 0.45    (9.56) - 0.46
                                  2006  8,861,872             1.082  9,591,911            --      0.15 - 0.20     1.41 - 15.35
MIST Met/AIM Small Cap Growth 2009        122,868     1.216 - 1.218    149,614            --      0.20 - 0.25    33.85 - 33.92
  Investment Option               2008    167,590     0.908 - 0.910    152,397            --      0.20 - 0.25 (38.77) - (38.72)
  (Commenced 5/1/2006)            2007    308,441             1.485    457,898            --             0.20            11.24
                                  2006    183,500             1.335    245,021            --             0.20             8.27
MIST MFS Emerging Markets         2009  3,093,070     1.527 - 2.094  5,038,330          1.96      0.20 - 0.25    68.73 - 68.92
  Equity Investment Option        2008  3,253,402     0.904 - 1.241  3,145,530          1.56      0.20 - 0.45 (55.60) - (55.47)
  (Commenced 4/30/2007)           2007  3,320,809     2.030 - 2.788  7,219,917            --      0.20 - 0.45    26.23 - 26.40

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------------- --------------------------------------------------
                                                     UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ----------- ----------------- ----------- ------------- ---------------- -------------------
MIST MFS Research International 2009   2,643,562     1.310 - 1.315   3,476,840          3.40      0.20 - 0.25    31.24 - 31.26
  Investment Option             2008   2,879,109     0.998 - 1.002   2,883,933          1.99      0.20 - 0.25 (42.51) - (42.48)
  (Commenced 4/30/2007)         2007   4,572,964     1.713 - 1.742   7,961,575            --      0.20 - 0.45      5.29 - 5.51

MIST PIMCO Inflation Protected  2009  12,081,160     1.400 - 1.433  17,226,457          5.99      0.10 - 0.45    17.85 - 18.23
  Bond Investment Option        2008  27,784,418     1.188 - 1.212  33,477,301          4.10      0.10 - 0.45   (7.26) - (6.98)
  (Commenced 4/30/2007)         2007  24,800,396     1.278 - 1.299  32,067,720            --      0.10 - 0.45      7.12 - 7.36

MIST Pioneer Fund               2009     790,518     0.914 - 0.922     723,794          0.02      0.20 - 0.25    23.59 - 23.68
  Investment Option             2008       4,666             0.746       3,483          1.29             0.25           (33.03)
  (Commenced 5/1/2006)          2007      47,835             1.114      53,277          0.61             0.25             4.80
                                2006     118,220             1.063     125,707            --             0.25            11.66
MIST Pioneer Strategic Income
  Investment Option
  (Commenced 5/1/2006 and       2009         711     1.899 - 1.929       1,366          5.55      0.20 - 0.25    32.76 - 32.89
  began transactions in 2008)   2008         503     1.429 - 1.453         731            --      0.20 - 0.25           (10.97)

MIST T. Rowe Price Mid Cap
  Growth Investment Option      2009   1,699,076             0.948   1,610,379            --             0.20            45.62
  (Commenced 4/28/2008)         2008     763,466             0.651     497,131            --             0.20           (37.36)

MIST Third Avenue Small Cap     2009   4,940,545     1.826 - 1.834   9,040,020          1.17      0.20 - 0.25    26.10 - 26.13
  Value Investment Option       2008   6,715,573     1.426 - 1.454   9,739,517          0.87      0.20 - 0.45 (30.13) - (29.93)
  (Commenced 4/30/2007)         2007  12,584,212     1.952 - 2.075  26,073,461            --      0.10 - 0.45   (9.33) - (9.12)

MSF BlackRock Aggressive        2009   6,778,241     0.581 - 0.901   4,638,079          0.06      0.20 - 0.25    48.93 - 48.97
  Growth Investment Option      2008   8,374,562     0.390 - 0.605   3,709,680            --      0.20 - 0.45 (46.00) - (45.83)
  (Commenced 5/1/2006)          2007  11,829,117     0.720 - 1.118   9,301,631            --      0.20 - 0.45    19.96 - 20.20
                                2006  11,629,711     0.599 - 0.931   7,614,677            --      0.20 - 0.45   (1.71) - (1.48)
MSF BlackRock Bond Income       2009   3,014,799     1.410 - 1.416   4,256,871          6.75      0.20 - 0.25      9.22 - 9.26
  Investment Option             2008   3,751,486     1.272 - 1.296   4,851,880          6.22      0.20 - 0.45   (3.85) - (3.64)
  (Commenced 5/1/2006)          2007   7,807,685     1.323 - 1.345  10,493,386          3.21      0.20 - 0.45      5.84 - 6.09
                                2006   7,023,508     1.250 - 1.268   8,901,373            --      0.20 - 0.45      4.69 - 4.88
MSF BlackRock Diversified       2009     605,158     1.047 - 1.139     669,882          4.64      0.20 - 0.25    16.94 - 16.98
  Investment Option             2008     478,320     0.895 - 0.974     447,292          3.01      0.20 - 0.45 (25.14) - (24.92)
  (Commenced 4/30/2007)         2007   2,962,202     1.192 - 1.298   3,809,622            --      0.20 - 0.45      1.11 - 1.27

MSF BlackRock Large Cap Value
  Investment Option             2009   2,514,588             1.131   2,844,443          1.21             0.15            10.88
  (Commenced 4/28/2008)         2008   5,052,364             1.020   5,153,946            --             0.15           (31.19)

MSF BlackRock Legacy Large Cap
  Growth Investment Option
  (Commenced 5/4/2009)          2009   3,503,546     0.594 - 0.770   2,381,316            --      0.20 - 0.25    30.51 - 30.55

MSF BlackRock Money Market      2009 119,127,805     1.190 - 1.319 154,467,545          0.44      0.15 - 0.45    (0.08) - 0.25
  Investment Option             2008 122,609,331     1.208 - 1.317 158,663,218          2.84      0.15 - 0.45      2.46 - 2.72
  (Commenced 5/1/2006)          2007 143,562,404     1.176 - 1.284 181,026,556          4.93      0.15 - 0.45      4.56 - 4.91
                                2006  97,923,083     1.121 - 1.225 117,915,490          3.27      0.15 - 0.45      2.09 - 3.20

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ---------- ------------- ---------------- -------------------
MSF FI Value Leaders            2009  5,406,736     1.071 - 1.156  5,908,285          2.73      0.20 - 0.45    21.20 - 21.43
  Investment Option             2008  6,493,412     0.882 - 0.952  5,831,011          1.90      0.20 - 0.45 (39.31) - (39.13)
  (Commenced 5/1/2006)          2007 11,271,223     1.449 - 1.565 17,016,803          0.78      0.20 - 0.45      3.64 - 3.87
                                2006 12,362,958     1.395 - 1.507 17,812,997            --      0.20 - 0.45      3.34 - 3.56
MSF MetLife Aggressive          2009  2,549,249     1.029 - 1.033  2,627,333          1.82      0.15 - 0.25    31.17 - 31.26
  Allocation Investment Option  2008  4,057,308     0.784 - 0.787  3,188,519          0.45      0.15 - 0.25 (40.61) - (40.54)
  (Commenced 5/1/2006)          2007  5,146,617     1.320 - 1.324  6,807,549          0.06      0.15 - 0.25      3.04 - 3.12
                                2006  1,049,578     1.281 - 1.284  1,346,705            --      0.15 - 0.25     6.92 - 13.83
MSF MetLife Conservative        2009    897,775     1.192 - 1.197  1,071,088          2.98      0.15 - 0.25    20.24 - 20.30
  Allocation Investment Option  2008  2,225,945     0.991 - 0.995  2,210,459          1.17      0.15 - 0.25 (14.64) - (14.52)
  (Commenced 5/1/2006)          2007  1,759,746     1.161 - 1.164  2,042,991            --      0.15 - 0.25      5.35 - 5.43
                                2006  4,478,240     1.102 - 1.104  4,942,263            --      0.15 - 0.25      2.23 - 5.44
MSF MetLife Conservative        2009    510,449     1.159 - 1.164    591,856          2.90      0.15 - 0.25    23.38 - 23.44
  to Moderate Allocation        2008  2,580,385     0.939 - 0.943  2,430,117          1.10      0.15 - 0.25 (21.82) - (21.68)
  Investment Option             2007  6,733,031     1.201 - 1.204  8,101,928            --      0.15 - 0.25      4.52 - 4.60
  (Commenced 5/1/2006)          2006  9,068,317     1.149 - 1.151 10,432,225            --      0.15 - 0.25      5.60 - 7.57

MSF MetLife Mid Cap Stock Index
  Investment Option             2009  1,065,555     1.608 - 1.616  1,721,970          1.35      0.15 - 0.20    36.73 - 36.83
  (Commenced 4/28/2008)         2008    135,743     1.176 - 1.181    160,369            --      0.15 - 0.20 (35.51) - (35.49)

MSF MetLife Moderate Allocation 2009  2,899,665     1.120 - 1.123  3,250,002          2.90      0.20 - 0.25    26.13 - 26.32
  Investment Option             2008  1,212,413     0.888 - 0.891  1,077,372          0.90      0.15 - 0.25 (28.82) - (28.72)
  (Commenced 5/1/2006)          2007 10,244,446     1.247 - 1.250 12,802,528          0.01      0.15 - 0.25      4.09 - 4.17
                                2006  1,965,704     1.198 - 1.200  2,356,862            --      0.15 - 0.25      5.09 - 9.69
MSF MetLife Moderate to         2009  1,798,633     1.058 - 1.060  1,903,593          2.26      0.20 - 0.25    28.80 - 28.87
  Aggressive Allocation         2008    922,423     0.821 - 0.823    758,228          0.82      0.20 - 0.25 (35.30) - (35.25)
  Investment Option             2007  1,458,090     1.269 - 1.271  1,850,573          0.03      0.20 - 0.25      3.59 - 3.67
  (Commenced 5/1/2006)          2006    426,130     1.225 - 1.226    522,088            --      0.20 - 0.25     4.26 - 11.15

MSF MetLife Stock Index         2009 21,950,152     1.360 - 1.370 29,939,412          1.91      0.13 - 0.23    25.93 - 26.04
  Investment Option             2008 25,571,690     1.066 - 1.087 27,728,723          2.00      0.13 - 0.43 (37.37) - (37.17)
  (Commenced 4/30/2007)         2007 44,521,122     1.702 - 1.730 76,908,937            --      0.13 - 0.43   (0.82) - (0.63)

MSF MFS Total Return            2009 14,788,424     1.569 - 1.593 23,354,946          4.32      0.20 - 0.25    18.09 - 18.15
  Investment Option             2008 19,827,755     1.117 - 1.349 26,543,341          3.07      0.15 - 0.45 (22.65) - (22.43)
  (Commenced 5/1/2006)          2007 21,883,376     1.713 - 1.741 37,563,528          1.86      0.20 - 0.45      3.76 - 3.94
                                2006 27,516,843     1.385 - 1.676 45,429,214            --      0.15 - 0.45      7.70 - 7.95
MSF MFS Value
  Investment Option             2009  6,342,711     1.335 - 1.633  8,475,454            --      0.15 - 0.25    20.52 - 20.60
  (Commenced 4/28/08)           2008     21,597             1.355     29,270            --             0.25           (29.57)

MSF Oppenheimer Global Equity   2009    244,968     1.220 - 1.237    303,047          2.20      0.20 - 0.25    39.27 - 39.46
  Investment Option             2008    540,918     0.885 - 0.887    479,618          2.51      0.20 - 0.25 (40.68) - (40.67)
  (Commenced 5/1/2006)          2007    735,889             1.495  1,099,890          0.92             0.20             6.10
                                2006    861,392     1.407 - 1.409  1,213,985            --      0.19 - 0.24      6.42 - 6.43

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                  ----------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ----------- ----------------- ----------- ------------- ---------------- -------------------
MSF Russell 2000 Index       2009   9,761,406     1.171 - 1.576  13,272,784          2.15      0.15 - 0.45    25.43 - 25.83
  Investment Option          2008  11,704,787     0.931 - 1.254  12,549,521          1.13      0.15 - 0.45 (33.75) - (33.55)
  (Commenced 4/30/2007)      2007  18,889,259     1.401 - 1.890  28,667,494            --      0.15 - 0.45   (7.19) - (6.98)

MSF T. Rowe Price Large Cap  2009   1,590,178     0.893 - 0.897   1,426,484          0.33      0.20 - 0.25    42.65 - 42.83
  Growth Investment Option   2008   2,410,322     0.626 - 0.628   1,514,719          0.30      0.20 - 0.25 (42.17) - (42.14)
  (Commenced 5/1/2006)       2007   2,806,657     1.068 - 1.086   3,046,813          0.13      0.20 - 0.45      8.65 - 8.93
                             2006   3,400,165     0.983 - 0.997   3,388,151            --      0.20 - 0.45      8.02 - 8.13
MSF Western Asset Management 2009   4,652,479     1.651 - 1.657   7,684,722          3.86      0.05 - 0.10      4.28 - 4.30
  U.S. Government            2008  10,816,523     1.412 - 1.589  17,125,896          4.46      0.05 - 0.30   (0.64) - (0.35)
  Investment Option          2007  15,127,042     1.417 - 1.597  23,801,308          2.48      0.05 - 0.30      4.04 - 4.81
  (Commenced 5/1/2006)       2006  12,848,012     1.510 - 1.532  19,580,486            --      0.05 - 0.30      4.28 - 4.46

PIMCO VIT Low Duration       2009  13,107,557     1.274 - 1.277  16,739,924          3.64      0.20 - 0.25    13.04 - 13.11
  Investment Option          2008  19,396,515     1.116 - 1.132  21,896,847          4.10      0.15 - 0.45   (0.89) - (0.61)
                             2007  15,490,403     1.126 - 1.139  17,613,225          4.76      0.15 - 0.45      6.83 - 7.25
                             2006  31,275,170     1.054 - 1.062  33,159,562          4.31      0.15 - 0.45      2.12 - 3.82
                             2005   6,919,197     1.018 - 1.022   7,072,994          2.90      0.20 - 0.45      0.79 - 0.89
PIMCO VIT Total Return       2009 100,124,315     1.694 - 1.739 173,692,771          5.18      0.10 - 0.45    13.48 - 13.96
  Investment Option          2008  93,071,668     1.499 - 1.528 141,841,327          4.46      0.10 - 0.45      4.31 - 4.69
                             2007  96,209,141     1.437 - 1.461 140,174,998          4.80      0.10 - 0.45      8.29 - 8.61
                             2006 104,174,251     1.327 - 1.346 139,900,539          4.41      0.10 - 0.45      3.35 - 3.73
                             2005  99,383,726     1.284 - 1.299 128,879,626          3.41      0.10 - 0.45    (0.31) - 2.31
Pioneer VCT Emerging Markets
  Investment Option          2009   1,342,316     3.736 - 3.748   5,031,343          0.85      0.15 - 0.20    73.69 - 73.76
  (Commenced 4/28/2008)      2008   2,185,039     2.151 - 2.157   4,713,572            --      0.15 - 0.20 (55.17) - (55.16)

Pioneer VCT Mid Cap Value    2009   1,357,659     1.429 - 1.458   1,972,305          1.28      0.20 - 0.45    24.69 - 25.04
  Investment Option          2008   1,775,315     1.146 - 1.170   2,064,065          0.85      0.15 - 0.45 (34.06) - (33.86)
                             2007   2,792,781     1.738 - 1.764   4,920,894          0.75      0.20 - 0.45      4.83 - 5.13
                             2006   3,764,070     1.658 - 1.682   6,309,057            --      0.15 - 0.45    11.80 - 12.13
                             2005   8,112,364     1.483 - 1.500  12,151,867          0.23      0.15 - 0.45      7.15 - 7.45
Putnam VT New Opportunities
  Investment Option
  (Commenced 2/16/2009)      2009     196,248     0.794 - 0.798     156,523          0.38      0.20 - 0.25            33.00

Royce Micro-Cap              2009   1,906,024     1.368 - 1.371   2,612,674            --      0.20 - 0.25    57.77 - 57.79
  Investment Option          2008   1,050,038     0.867 - 0.871     912,539          0.73      0.15 - 0.25 (43.44) - (43.33)
  (Commenced 5/2/2005)       2007   4,128,060     1.535 - 1.537   6,343,196          0.72      0.15 - 0.20      3.78 - 3.79
                             2006   3,688,500     1.479 - 1.481   5,460,139          0.28      0.15 - 0.20    14.10 - 20.83
                             2005          --             1.224          --            --             0.20            10.77
Royce Small-Cap              2009   8,011,958     1.244 - 1.250  10,011,781            --      0.15 - 0.25    34.78 - 34.99
  Investment Option          2008   8,351,658     0.916 - 0.926   7,731,864          1.27      0.15 - 0.45 (27.47) - (27.32)
  (Commenced 5/2/2005)       2007   4,791,185     1.270 - 1.272   6,094,441          0.05      0.20 - 0.25   (2.38) - (2.30)
                             2006   4,407,807     1.301 - 1.302   5,740,708          0.09      0.20 - 0.25     1.80 - 15.32
                             2005     266,421             1.129     300,850            --             0.20             0.27

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    ---------- ----------------- ---------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
UIF Emerging Markets Equity
  Investment Option
  (Commenced 11/10/2008 and
  began transactions in 2009)  2009  3,183,329             1.763  5,610,897            --             0.25            69.52

Vanguard VIF Diversified Value 2009    500,448     1.428 - 1.446    718,941          8.62      0.25 - 0.45    26.37 - 26.62
  Investment Option            2008  5,394,944     1.130 - 1.142  6,155,719          3.78      0.25 - 0.45 (36.41) - (36.31)
                               2007 10,524,214     1.777 - 1.793 18,862,855          1.87      0.25 - 0.45      3.43 - 3.70
                               2006 11,261,851     1.718 - 1.732 19,471,816          0.02      0.20 - 0.45    11.67 - 18.32
                               2005     17,811             1.452     25,853            --             0.45            (1.22)
Vanguard VIF Equity Index      2009  1,094,224     1.191 - 1.206  1,311,678          5.45      0.25 - 0.45    25.90 - 26.15
  Investment Option            2008  9,473,287     0.946 - 0.956  9,052,170          0.47      0.25 - 0.45 (37.23) - (37.11)
                               2007 17,278,773     1.507 - 1.520 26,263,243          1.56      0.25 - 0.45      4.87 - 5.12
                               2006 19,303,659     1.437 - 1.449 27,917,369          0.01      0.20 - 0.45     9.77 - 15.24
                               2005    170,904             1.247    213,184            --             0.45             1.63
Vanguard VIF Short-Term        2009    202,670     1.251 - 1.259    255,135          4.37             0.35    13.32 - 13.42
  Investment Grade             2008    163,308             1.104    180,233          5.61             0.45            (3.83)
  Investment Option            2007    198,302             1.148    227,710          0.89             0.45             5.51
                               2006      1,973             1.088      2,147          2.08             0.45             4.41
                               2005      3,451             1.042      3,595            --             0.45             0.48

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Option invests.The investment income ratio is calculated as a weighted average ratio since the Investment Option may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(3) These amounts represent annualized policy expenses of the applicable Investment Options, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment Option.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                                                                             ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                                                                                  INTERMEDIATE      INTERNATIONAL
                                                                                                          BOND              VALUE
                                AIM V.I. GLOBAL REAL ESTATE  AIM V.I. INTERNATIONAL GROWTH          INVESTMENT         INVESTMENT
                                          INVESTMENT OPTION              INVESTMENT OPTION              OPTION             OPTION
                               ----------------------------- -------------------------------- ---------------   ------------------
                                     2009           2008 (a)        2009              2008         2009 (b)             2009 (c)
                               ------------- --------------- -------------- ----------------- ---------------   ------------------
Units beginning of year                55                --   28,202,476        31,575,777              --                   --
Units issued and transferred
  from other funding options    2,136,689                57    7,722,185        13,550,677       2,269,256                1,593
Units redeemed and transferred
 to
  other funding options          (466,513)               (2) (18,646,924)      (16,923,978)         (3,095)                 (58)
                               ------------- --------------- -------------- ----------------- ---------------   ------------------
Units end of year               1,670,231                55   17,277,737        28,202,476       2,266,161                1,535
                               ============= =============== ============== ================= ===============   ==================

                                      AMERICAN FUNDS GLOBAL
                                       SMALL CAPITALIZATION          AMERICAN FUNDS GROWTH           AMERICAN FUNDS GROWTH-INCOME
                                          INVESTMENT OPTION              INVESTMENT OPTION                      INVESTMENT OPTION
                               ----------------------------- -------------------------------- -----------------------------------
                                     2009           2008 (a)        2009              2008            2009                2008
                               ------------- --------------- -------------- ----------------- --------------- -------------------
Units beginning of year                42                --   47,998,514        44,052,481      31,862,852          33,211,875
Units issued and transferred
  from other funding options          256                44   27,425,022        24,955,798       6,694,448          13,140,344
Units redeemed and transferred
 to
  other funding options               (14)               (2) (19,888,169)      (21,009,765)    (18,865,032)        (14,489,367)
                               ------------- --------------- -------------- ----------------- --------------- -------------------
Units end of year                     284                42   55,535,367        47,998,514      19,692,268          31,862,852
                               ============= =============== ============== ================= =============== ====================
                               DELAWARE VIP SMALL CAP VALUE        DREYFUS VIF APPRECIATION         DREYFUS VIF DEVELOPING LEADERS
                                          INVESTMENT OPTION               INVESTMENT OPTION                      INVESTMENT OPTION
                               ----------------------------- -------------------------------- ------------------------------------
                                     2009              2008         2009              2008            2009                   2008
                               ------------- --------------- -------------- ----------------- --------------- --------------------
Units beginning of year         5,026,214         5,507,665    1,510,930         3,282,756       1,392,016              1,986,984
Units issued and transferred
  from other funding options      707,149         2,412,052      200,261           967,660         234,176                678,667
Units redeemed and transferred
 to
  other funding options        (1,206,371)       (2,893,503)    (833,240)       (2,739,486)       (445,552)            (1,273,635)
                               ------------- --------------- -------------- ----------------- --------------- --------------------
Units end of year               4,526,992         5,026,214      877,951         1,510,930       1,180,640              1,392,016
                               ============= =============== ============== ================= ===============   ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

                                  AMERICAN        AMERICAN
                                   CENTURY           FUNDS
                                  VP VISTA            BOND
   AMERICAN CENTURY VP ULTRA    INVESTMENT      INVESTMENT       AMERICAN FUNDS GLOBAL GROWTH
           INVESTMENT OPTION        OPTION          OPTION                  INVESTMENT OPTION
------------------------------- ------------- --------------- ----------------------------------
      2009              2008       2009 (b)        2009 (b)           2009               2008
------------- ----------------- ------------- --------------- --------------- ------------------
    28,094         3,035,357            --              --       7,065,283          7,358,469
        --            32,944     2,886,427           1,661       6,395,789          4,629,746
      (439)       (3,040,207)     (377,180)            (57)     (3,084,549)        (4,922,932)
------------- ----------------- ------------- --------------- --------------- ------------------
    27,655            28,094     2,509,247           1,604      10,376,523          7,065,283
============= ================= ============= =============== =============== ==================
                                                              AMERICAN FUNDS U.S. GOVERNMENT/
AMERICAN FUNDS INTERNATIONAL      AMERICAN FUNDS NEW WORLD               AAA RATED SECURITIES
           INVESTMENT OPTION             INVESTMENT OPTION                  INVESTMENT OPTION
------------------------------- ----------------------------- ----------------------------------
      2009           2008 (a)         2009         2008 (a)           2009            2008 (a)
------------- ----------------- ------------- --------------- --------------- ------------------
 4,061,111                --            41              --       3,367,712                 --
 9,239,642         5,197,850     2,046,195              43         408,081          3,367,712
(3,647,274)       (1,136,739)     (164,693)             (2)     (3,544,224)                --
------------- ----------------- ------------- --------------- --------------- ------------------
 9,653,479         4,061,111     1,881,543              41         231,569          3,367,712
============= ================= ============= =============== =============== ==================
                                                              FIDELITY VIP
                                                              FREEDOM 2015
     FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME      INVESTMENT
           INVESTMENT OPTION             INVESTMENT OPTION          OPTION
------------------------------- ----------------------------- ---------------
      2009              2008          2009         2008 (a)        2009 (b)
------------- ----------------- ------------- --------------- ---------------
16,077,399        38,504,226        67,288              --              --
18,348,472        15,594,296     3,967,573          67,777           5,450
(6,611,016)      (38,021,123)     (717,956)           (489)         (1,344)
------------- ----------------- ------------- --------------- ---------------
27,814,855        16,077,399     3,316,905          67,288           4,106
============= ================= ============= =============== ===============

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                   FIDELITY VIP FREEDOM 2020       FIDELITY VIP FREEDOM 2030       FIDELITY VIP GROWTH & INCOME
                                           INVESTMENT OPTION               INVESTMENT OPTION                  INVESTMENT OPTION
                                  ----------------------------- ------------------------------- ----------------------------------
                                         2009        2008 (a)         2009           2008 (a)         2009                 2008
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units beginning of year             7,367,543             --     3,841,489                --        12,015            6,032,387
Units issued and transferred
  from other funding options          124,295      7,367,543        66,388         3,841,493            --               19,261
Units redeemed and transferred to
  other funding                    (7,491,510)            --    (3,906,115)               (4)         (483)          (6,039,633)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units end of year                         328      7,367,543         1,762         3,841,489        11,532               12,015
                                  ============== ============== ============= ================= ============= ====================
                                                                                                                FTVIPT FRANKLIN
                                        FIDELITY VIP MID CAP           FIDELITY VIP OVERSEAS    SMALL-MID CAP GROWTH SECURITIES
                                           INVESTMENT OPTION               INVESTMENT OPTION                  INVESTMENT OPTION
                                  ----------------------------- ------------------------------- ----------------------------------
                                         2009           2008          2009              2008          2009                 2008
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units beginning of year            18,563,022     26,880,959    10,717,927        17,230,885     9,154,154           11,243,155
Units issued and transferred
  from other funding options        4,356,116      8,631,617     3,030,277         8,891,848     1,746,136            4,770,742
Units redeemed and transferred to
  other funding options           (10,827,172)   (16,949,554)   (9,292,141)      (15,404,806)   (5,207,499)          (6,859,743)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units end of year                  12,091,966     18,563,022     4,456,063        10,717,927     5,692,791            9,154,154
                                  ============== ============== ============= ================= ============= ====================
                                      JANUS ASPEN ENTERPRISE    JANUS ASPEN GLOBAL TECHNOLOGY                JANUS ASPEN OVERSEAS
                                           INVESTMENT OPTION                INVESTMENT OPTION                   INVESTMENT OPTION
                                  ----------------------------- ------------------------------- ----------------------------------
                                         2009        2008 (a)         2009              2008          2009              2008 (a)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units beginning of year             1,009,867             --     1,740,453         3,054,504     1,209,049                   --
Units issued and transferred
  from other funding options          288,705      1,009,867     2,610,602         3,937,189       263,466            1,209,050
Units redeemed and transferred to
  other funding options              (547,726)            --    (1,047,899)       (5,251,240)     (719,911)                  (1)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units end of year                     750,846      1,009,867     3,303,156         1,740,453       752,604            1,209,049
                                  ============== ============== ============= ================= ============= ====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

                                                                                  FIDELITY VIP
        FIDELITY VIP HIGH INCOME      FIDELITY VIP INDEX 500             INVESTMENT GRADE BOND
               INVESTMENT OPTION           INVESTMENT OPTION                 INVESTMENT OPTION
----------------------------------- --------------------------- ---------------------------------
      2009               2008 (a)         2009       2008 (a)         2009             2008 (a)
------------- --------------------- ------------- ------------- ------------- -------------------
 2,699,652                    --    13,613,641            --            32                  --
    46,088             2,699,652     6,529,891    13,613,641       323,484                  33
(2,745,100)                   --    (3,055,942)           --      (323,294)                 (1)
------------- --------------------- ------------- ------------- ------------- -------------------
       640             2,699,652    17,087,590    13,613,641           222                  32
============= ===================== ============= ============= ============= ===================
                FTVIPT TEMPLETON            FTVIPT TEMPLETON                  FTVIPT TEMPLETON
   DEVELOPING MARKETS SECURITIES          FOREIGN SECURITIES            GLOBAL BOND SECURITIES
               INVESTMENT OPTION           INVESTMENT OPTION                 INVESTMENT OPTION
----------------------------------- --------------------------- ---------------------------------
      2009                  2008          2009          2008          2009                2008
------------- --------------------- ------------- ------------- ------------- -------------------
 3,337,465            12,114,462    10,823,356     9,672,670     7,124,126           7,255,328
 2,819,106             4,059,092     5,578,370     7,831,292       983,658           8,476,435
(2,852,645)          (12,836,089)   (4,277,039)   (6,680,606)   (3,595,997)         (8,607,637)
------------- --------------------- ------------- ------------- ------------- -------------------
 3,303,926             3,337,465    12,124,687    10,823,356     4,511,787           7,124,126
============= ===================== ============= ============= ============= ===================
                                                                            LMPVET CLEARBRIDGE
JANUS ASPEN PERKINS MID CAP VALUE      JANUS ASPEN WORLDWIDE    VARIABLE EQUITY INCOME BUILDER
                INVESTMENT OPTION          INVESTMENT OPTION                 INVESTMENT OPTION
----------------------------------- --------------------------- ---------------------------------
      2009               2008 (a)         2009          2008          2009                2008
------------- --------------------- ------------- ------------- ------------- -------------------
 8,482,829                    --     2,237,940     2,894,674       959,821           1,111,215
   998,233             8,537,324       735,949       818,089        34,810             486,197
(2,784,389)              (54,495)   (1,471,062)   (1,474,823)     (268,888)           (637,591)
------------- --------------------- ------------- ------------- ------------- -------------------
 6,696,673             8,482,829     1,502,827     2,237,940       725,743             959,821
============= ===================== ============= ============= ============= ===================

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                          LMPVET CLEARBRIDGE              LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE
                                  VARIABLE AGGRESSIVE GROWTH           VARIABLE APPRECIATION    VARIABLE FUNDAMENTAL VALUE
                                           INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- --------------------------------- -----------------------------
                                         2009          2008           2009               2008          2009            2008
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units beginning of year             1,762,052     3,940,586         13,080             33,763     1,942,530       2,763,338
Units issued and transferred
  from other funding options          425,319       868,212             --             21,711     1,580,048         661,338
Units redeemed and transferred to
  other funding options            (1,301,178)   (3,046,746)          (204)           (42,394)   (1,220,854)     (1,482,146)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units end of year                     886,193     1,762,052         12,876             13,080     2,301,724       1,942,530
                                  ============== ============= ============== ================== ============= ===============
                                   LMPVET INVESTMENT COUNSEL              LMPVIT WESTERN ASSET          LMPVIT WESTERN ASSET
                                   VARIABLE SOCIAL AWARENESS   VARIABLE GLOBAL HIGH YIELD BOND       VARIABLE STRATEGIC BOND
                                           INVESTMENT OPTION                 INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- --------------------------------- -----------------------------
                                         2009          2008           2009               2008          2009            2008
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units beginning of year             1,012,274     2,019,567      5,194,758         13,822,106       773,685       3,108,745
Units issued and transferred
  from other funding options          254,592       513,461        424,105          2,231,684       231,216         690,386
Units redeemed and transferred to
  other funding options              (762,029)   (1,520,754)    (1,294,266)       (10,859,032)     (115,721)     (3,025,446)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units end of year                     504,837     1,012,274      4,324,597          5,194,758       889,180         773,685
                                  ============== ============= ============== ================== ============= ===============
                                                MIST HARRIS
                                      OAKMARK INTERNATIONAL                  MIST JANUS FORTY           MIST LAZARD MID CAP
                                          INVESTMENT OPTION                 INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- --------------------------------- -----------------------------
                                         2009          2008           2009               2008          2009         2008 (a)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units beginning of year            14,631,922    17,975,691     32,714,712         16,611,592     1,992,839              --
Units issued and transferred
  from other funding options        4,387,989     5,943,089      4,101,316         42,357,148       477,667       3,213,732
Units redeemed and transferred to
  other funding options           (13,045,430)   (9,286,858)   (18,435,043)       (26,254,028)   (1,328,186)     (1,220,893)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units end of year                   5,974,481    14,631,922     18,380,985         32,714,712     1,142,320       1,992,839
                                  ============== ============= ============== ================== ============= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

      LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE      LMPVET GLOBAL CURRENTS VARIABLE
      VARIABLE INVESTORS        VARIABLE LARGE CAP GROWTH    INTERNATIONAL ALL CAP OPPORTUNITY
       INVESTMENT OPTION                INVESTMENT OPTION                    INVESTMENT OPTION
--------------------------- -------------------------------- -----------------------------------
      2009          2008          2009               2008          2009                  2008
------------- ------------- ------------- ------------------ ------------- ---------------------
 2,722,073     4,491,288     1,861,758          7,945,620       879,779               974,576
 1,625,009     1,451,652       428,200          1,354,012       149,046               155,727
(1,638,679)   (3,220,867)   (1,313,091)        (7,437,874)     (255,495)             (250,524)
------------- ------------- ------------- ------------------ ------------- ---------------------
 2,708,403     2,722,073       976,867          1,861,758       773,330               879,779
============= ============= ============= ================== ============= =====================
MIST BLACKROCK HIGH YIELD    MIST BLACKROCK LARGE CAP CORE     MIST CLARION GLOBAL REAL ESTATE
        INVESTMENT OPTION                INVESTMENT OPTION                   INVESTMENT OPTION
--------------------------- -------------------------------- -----------------------------------
      2009          2008          2009               2008          2009                  2008
------------- ------------- ------------- ------------------ ------------- ---------------------
 6,458,444    10,497,224     8,592,239          8,260,595     7,852,558            13,852,231
 6,006,495     5,166,653     5,541,323         13,013,216     1,574,287             4,014,982
(2,932,936)   (9,205,433)   (3,019,185)       (12,681,572)   (3,696,451)          (10,014,655)
------------- ------------- ------------- ------------------ ------------- ---------------------
 9,532,003     6,458,444    11,114,377          8,592,239     5,730,394             7,852,558
============= ============= ============= ================== ============= =====================
      MIST LOOMIS SAYLES                 MIST LORD ABBETT                    MIST LORD ABBETT
          GLOBAL MARKETS                   BOND DEBENTURE                   GROWTH AND INCOME
       INVESTMENT OPTION                INVESTMENT OPTION                   INVESTMENT OPTION
--------------------------- -------------------------------- -----------------------------------
      2009          2008          2009               2008          2009                  2008
------------- ------------- ------------- ------------------ ------------- ---------------------
 4,183,257     6,255,239     1,287,676          1,307,048     3,552,707            10,589,983
    36,384     4,190,041       448,846            978,610       168,332             2,355,714
(1,438,013)   (6,262,023)   (1,327,028)          (997,982)   (1,573,059)           (9,392,990)
------------- ------------- ------------- ------------------ ------------- ---------------------
 2,781,628     4,183,257       409,494          1,287,676     2,147,980             3,552,707
============= ============= ============= ================== ============= =====================

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                           MIST LORD ABBETT                           MIST MET/AIM                      MIST MFS
                                              MID CAP VALUE                       SMALL CAP GROWTH       EMERGING MARKETS EQUITY
                                          INVESTMENT OPTION                      INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- -------------------------------------- -----------------------------
                                        2009           2008              2009                 2008           2009           2008
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units beginning of year            7,045,343     28,966,786           167,590              308,441      3,253,402      3,320,809
Units issued and transferred
  from other funding options       2,231,463      4,773,831            38,159              154,629      2,157,762      4,788,605
Units redeemed and transferred to
  other funding options           (2,433,286)   (26,695,274)          (82,881)            (295,480)    (2,318,094)    (4,856,012)
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units end of year                  6,843,520      7,045,343           122,868              167,590      3,093,070      3,253,402
                                  ============= ============== ================= ==================== ============== ==============
                                               MIST PIONEER                     MIST T. ROWE PRICE             MIST THIRD AVENUE
                                           STRATEGIC INCOME                         MID CAP GROWTH               SMALL CAP VALUE
                                          INVESTMENT OPTION                      INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- -------------------------------------- -----------------------------
                                        2009           2008              2009              2008 (a)          2009           2008
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units beginning of year                  503             --           763,466                   --      6,715,573     12,584,212
Units issued and transferred
  from other funding options             227            508         1,164,519              895,665      1,481,152      5,429,909
Units redeemed and transferred to
  other funding options                  (19)            (5)         (228,909)            (132,199)    (3,256,180)   (11,298,548)
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units end of year                        711            503         1,699,076              763,466      4,940,545      6,715,573
                                  ============= ============== ================= ==================== ============== ==============
                                                                                     MSF BLACKROCK
                                                                                      LEGACY LARGE
                                                MSF BLACKROCK LARGE CAP VALUE           CAP GROWTH    MSF BLACKROCK MONEY MARKET
                                                            INVESTMENT OPTION    INVESTMENT OPTION             INVESTMENT OPTION
                                                -------------------------------- -------------------- -----------------------------
                                                       2009           2008 (a)             2009 (d)          2009           2008
                                                -------------- ----------------- -------------------- -------------- --------------
Units beginning of year                           5,052,364                --                   --    122,609,331    143,562,404
Units issued and transferred
  from other funding options                        900,309         5,052,364            3,805,300    106,619,588     90,705,714
Units redeemed and transferred to
  other funding options                          (3,438,085)               --              (301,754) (110,101,114) (111,658,787)
                                                -------------- ----------------- --------------------------------------------------
Units end of year                                 2,514,588         5,052,364            3,503,546    119,127,805    122,609,331
                                                ============== ================= ==================== ============== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

                MIST MFS                    MIST PIMCO
  RESEARCH INTERNATIONAL      INFLATION PROTECTED BOND            MIST PIONEER FUND
       INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- ----------------------------- ----------------------------
      2009          2008           2009           2008          2009             2008
------------- ------------- -------------- -------------- -------------   -------------
 2,879,109     4,572,964     27,784,418     24,800,396         4,666           47,835
 1,303,985     2,686,446     17,561,253     16,488,698     1,303,886              620
(1,539,532)   (4,380,301)   (33,264,511)   (13,504,676)     (518,034)         (43,789)
------------- ------------- -------------- -------------- -------------   -------------
 2,643,562     2,879,109     12,081,160     27,784,418       790,518            4,666
============= ============= ============== ============== =============   =============
           MSF BLACKROCK                 MSF BLACKROCK
       AGGRESSIVE GROWTH                   BOND INCOME    MSF BLACKROCK DIVERSIFIED
       INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- ----------------------------- ----------------------------
      2009          2008           2009           2008          2009             2008
------------- ------------- -------------- -------------- -------------   -------------
 8,374,562    11,829,117      3,751,486      7,807,685       478,320        2,962,202
 1,662,766     5,261,563        499,069      1,588,046       244,861          254,461
(3,259,087)   (8,716,118)    (1,235,756)    (5,644,245)     (118,023)      (2,738,343)
------------- ------------- -------------- -------------- -------------   -------------
 6,778,241     8,374,562      3,014,799      3,751,486       605,158          478,320
============= ============= ============== ============== =============   =============
                                           MSF METLIFE                  MSF METLIFE
    MSF FI VALUE LEADERS         AGGRESSIVE ALLOCATION      CONSERVATIVE ALLOCATION
       INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- ----------------------------- ----------------------------
      2009          2008           2009           2008          2009             2008
------------- ------------- -------------- -------------- -------------   -------------
 6,493,412    11,271,223      4,057,308      5,146,617     2,225,945        1,759,746
 3,176,783     3,708,440        750,796      4,402,045       991,740        2,641,463
(4,263,459)   (8,486,251)    (2,258,855)    (5,491,354)   (2,319,910)      (2,175,264)
------------- ------------- -------------- -------------- -------------   -------------
 5,406,736     6,493,412      2,549,249      4,057,308       897,775        2,225,945
============= ============= ============== ============== =============   =============

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                  MSF METLIFE CONSERVATIVE TO                     MSF METLIFE
                                          MODERATE ALLOCATION             MID CAP STOCK INDEX    MSF METLIFE MODERATE ALLOCATION
                                            INVESTMENT OPTION               INVESTMENT OPTION                  INVESTMENT OPTION
                                  ------------------------------ ------------------------------- ---------------------------------
                                         2009            2008          2009           2008 (a)         2009                2008
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units beginning of year             2,580,385       6,733,031       135,743                --     1,212,413          10,244,446
Units issued and transferred
  from other funding options          117,117       2,257,844       950,101           135,747     2,250,086           1,513,907
Units redeemed and transferred to
  other funding options            (2,187,053)     (6,410,490)      (20,289)               (4)     (562,834)        (10,545,940)
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units end of year                     510,449       2,580,385     1,065,555           135,743     2,899,665           1,212,413
                                  ============== =============== ============= ================= ============= ===================
                                                                              MSF OPPENHEIMER
                                                MSF MFS VALUE                   GLOBAL EQUITY            MSF RUSSELL 2000 INDEX
                                            INVESTMENT OPTION               INVESTMENT OPTION                 INVESTMENT OPTION
                                  ------------------------------ ------------------------------- ---------------------------------
                                         2009         2008 (a)         2009              2008          2009                2008
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units beginning of year                21,597              --       540,918           735,889    11,704,787          18,889,259
Units issued and transferred from
other funding options               6,861,171          29,536       125,203           738,065     4,742,370          10,257,998
Units redeemed and transferred to
other funding options                (540,057)         (7,939)     (421,153)         (933,036)   (6,685,751)        (17,442,470)
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units end of year                   6,342,711          21,597       244,968           540,918     9,761,406          11,704,787
                                  ============== =============== ============= ================= ============= ===================
                                       PIMCO VIT TOTAL RETURN    PIONEER VCT EMERGING MARKETS         PIONEER VCT MID CAP VALUE
                                            INVESTMENT OPTION               INVESTMENT OPTION                 INVESTMENT OPTION
                                  ------------------------------ ------------------------------- ---------------------------------
                                         2009            2008          2009           2008 (a)         2009                2008
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units beginning of year            93,071,668      96,209,141     2,185,039                --     1,775,315           2,792,781
Units issued and transferred
  from other funding options       51,810,856      42,291,684       274,783         2,187,204       606,141             869,249
Units redeemed and transferred to
  other funding options           (44,758,209)    (45,429,157)   (1,117,506)           (2,165)   (1,023,797)         (1,886,715)
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units end of year                 100,124,315      93,071,668     1,342,316         2,185,039     1,357,659           1,775,315
                                  ============== =============== ============= ================= ============= ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

           MSF METLIFE MODERATE
       TO AGGRESSIVE ALLOCATION       MSF METLIFE STOCK INDEX               MSF MFS TOTAL RETURN
              INVESTMENT OPTION             INVESTMENT OPTION                  INVESTMENT OPTION
---------------------------------- ----------------------------- ----------------------------------
             2009          2008           2009           2008          2009                 2008
-------------------- ------------- -------------- -------------- ------------- --------------------
          922,423     1,458,090     25,571,690     44,521,122    19,827,755           21,883,376
        1,211,507       963,125     18,650,478      8,375,268     3,195,563           11,933,193
         (335,297)   (1,498,792)   (22,272,016)   (27,324,700)   (8,234,894)         (13,988,814)
-------------------- ------------- -------------- -------------- ------------- --------------------
        1,798,633       922,423     21,950,152     25,571,690    14,788,424           19,827,755
==================== ============= ============== ============== ============= ====================
              MSF T. ROWE PRICE             MSF WESTERN ASSET
               LARGE CAP GROWTH    MANAGEMENT U.S. GOVERNMENT             PIMCO VIT LOW DURATION
              INVESTMENT OPTION             INVESTMENT OPTION                  INVESTMENT OPTION
---------------------------------- ----------------------------- ----------------------------------
             2009          2008           2009           2008          2009                 2008
-------------------- ------------- -------------- -------------- ------------- --------------------
        2,410,322     2,806,657     10,816,523     15,127,042    19,396,515           15,490,403
          358,222     1,223,970      1,585,461      2,548,078     2,098,307           16,357,717
       (1,178,366)   (1,620,305)    (7,749,505)    (6,858,597)   (8,387,265)         (12,451,605)
-------------------- ------------- -------------- -------------- ------------- --------------------
        1,590,178     2,410,322      4,652,479     10,816,523    13,107,557           19,396,515
==================== ============= ============== ============== ============= ====================
    PUTNAM VT NEW                                                                   UIF EMERGING
    OPPORTUNITIES              ROYCE MICRO-CAP              ROYCE SMALL-CAP       MARKETS EQUITY
INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION    INVESTMENT OPTION
-------------------- ---------------------------- ---------------------------- --------------------
          2009 (e)         2009           2008           2009          2008              2009 (c)
-------------------- ------------- -------------- -------------- ------------- --------------------
               --     1,050,038      4,128,060      8,351,658     4,791,185                   --
          251,847     2,279,833      1,033,667      2,485,244     8,695,876            3,185,746
          (55,599)   (1,423,847)    (4,111,689)    (2,824,944)   (5,135,403)              (2,417)
-------------------- ------------- -------------- -------------- ------------- --------------------
          196,248     1,906,024      1,050,038      8,011,958     8,351,658            3,183,329
==================== ============= ============== ============== ============= ====================

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                                                                                                VANGUARD VIF
                                  VANGUARD VIF DIVERSIFIED VALUE    VANGUARD VIF EQUITY INDEX    SHORT-TERM INVESTMENT GRADE
                                               INVESTMENT OPTION            INVESTMENT OPTION              INVESTMENT OPTION
                                  --------------------------------- ---------------------------- ------------------------------
                                        2009                2008          2009           2008        2009               2008
                                  ------------- ------------------- ------------- -------------- ----------- ------------------
Units beginning of year            5,394,944          10,524,214     9,473,287     17,278,773     163,308            198,302
Units issued and transferred
  from other funding options         200,753           2,694,479       989,306     16,301,061     255,107            207,742
Units redeemed and transferred to
  other funding options           (5,095,249)         (7,823,749)   (9,368,369)   (24,106,547)   (215,745)          (242,736)
                                  ------------- ------------------- ------------- -------------- ----------- ------------------
Units end of year                    500,448           5,394,944     1,094,224      9,473,287     202,670            163,308
                                  ============= =================== ============= ============== =========== ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III


                                   PROSPECTUS



                                   MAY 1, 2010

        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
               ISSUED BY: METLIFE INSURANCE COMPANY OF CONNECTICUT

This prospectus describes information you should know before you purchase Corporate Owned Variable Universal Life Insurance III (the Policy), a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut (We, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. Please consult your Policy for the provisions that apply in your state. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Replacing any existing life insurance policy with this Policy may not be to your advantage.

You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Investment Options that invest in the following Funds are available for all
Policies:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE
  INSURANCE FUNDS) -- SERIES I
  Invesco V.I. Global Real Estate Fund
  Invesco V.I. International Growth Fund
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES
  FUND, INC.
  Global Thematic Growth Portfolio -- Class B
  Intermediate Bond Portfolio -- Class A
  International Value Portfolio -- Class A
AMERICAN CENTURY VARIABLE PORTFOLIOS,
  INC. -- CLASS I
  American Century VP Ultra(R) Fund
  American Century VP Vista(SM) Fund
AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
  American Funds Bond Fund
  American Funds Global Growth Fund
  American Funds Global Small Capitalization
     Fund
  American Funds Growth Fund
  American Funds Growth-Income Fund
  American Funds High-Income Bond Fund
  American Funds International Fund
  American Funds New World Fund
  American Funds U.S. Government/AAA Rated
     Securities Fund
DELAWARE VIP TRUST -- STANDARD CLASS
  Delaware VIP Small Cap Value Series
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL
  SHARES
  Appreciation Portfolio
  International Value Portfolio
  Opportunistic Small Cap Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
  Contrafund(R) Portfolio -- Service Class 2
  Equity-Income Portfolio -- Initial Class
  Freedom 2010 Portfolio -- Initial Class
  Freedom 2015 Portfolio -- Initial Class
  Freedom 2020 Portfolio -- Initial Class
  Freedom 2025 Portfolio -- Initial Class
  Freedom 2030 Portfolio -- Initial Class
  Growth & Income Portfolio -- Service Class
     2
  High Income Portfolio -- Initial Class
  Index 500 Portfolio -- Initial Class
  Investment Grade Bond Portfolio -- Service
     Class
  Mid Cap Portfolio -- Service Class 2
  Overseas Portfolio -- Service Class 2
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
  Mutual Global Discovery Securities
     Fund -- Class 2
  Templeton Developing Markets Securities
     Fund -- Class 2
  Templeton Foreign Securities Fund -- Class
     2
  Templeton Global Bond Securities
     Fund -- Class 1
JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
  Global Technology Portfolio
  Janus Aspen Perkins Mid Cap Value Portfolio
  Overseas Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason ClearBridge Variable Aggressive
     Growth Portfolio -- Class I
  Legg Mason ClearBridge Variable
     Appreciation Portfolio -- Class I
  Legg Mason ClearBridge Variable Equity
     Income Builder Portfolio -- Class I
  Legg Mason ClearBridge Variable Fundamental
     All Cap Value Portfolio -- Class I
  Legg Mason ClearBridge Variable Large Cap
     Growth Portfolio -- Class I

  Legg Mason ClearBridge Variable Large Cap
     Value Portfolio -- Class I
  Legg Mason Investment Counsel Variable
     Social Awareness Portfolio
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST -- CLASS I
  Legg Mason Western Asset Variable Global
     High Yield Bond Portfolio
  Legg Mason Western Asset Variable Strategic
     Bond Portfolio
MET INVESTORS SERIES TRUST
  BlackRock High Yield Portfolio -- Class A
  BlackRock Large Cap Core Portfolio -- Class
     E
  Clarion Global Real Estate
     Portfolio -- Class A
  Harris Oakmark International
     Portfolio -- Class A
  Janus Forty Portfolio -- Class A
  Lazard Mid Cap Portfolio -- Class A
  Loomis Sayles Global Markets
     Portfolio -- Class A
  Lord Abbett Bond Debenture
     Portfolio -- Class A
  Lord Abbett Growth and Income
     Portfolio -- Class B
  Lord Abbett Mid Cap Value
     Portfolio -- Class B
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A
  PIMCO Inflation Protected Bond
     Portfolio -- Class A
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class
     A
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A
METROPOLITAN SERIES FUND, INC.
  Artio International Stock
     Portfolio -- Class A
  Barclays Capital Aggregate Bond Index
     Portfolio -- Class A
  BlackRock Aggressive Growth
     Portfolio -- Class D
  BlackRock Bond Income Portfolio -- Class A
  BlackRock Large Cap Value
     Portfolio -- Class B
  BlackRock Legacy Large Cap Growth
     Portfolio -- Class A
  BlackRock Money Market Portfolio -- Class A
  Davis Venture Value Portfolio -- Class A
  FI Value Leaders Portfolio -- Class D
  Jennison Growth Portfolio -- Class A
  MetLife Aggressive Allocation
     Portfolio -- Class B
  MetLife Conservative Allocation
     Portfolio -- Class B
  MetLife Conservative to Moderate Allocation
     Portfolio -- Class B
  MetLife Mid Cap Stock Index
     Portfolio -- Class A
  MetLife Moderate Allocation
     Portfolio -- Class B
  MetLife Moderate to Aggressive Allocation
     Portfolio -- Class B
  MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A
  Oppenheimer Global Equity
     Portfolio -- Class B
  Russell 2000(R) Index Portfolio -- Class A
  Western Asset Management U.S. Government
     Portfolio -- Class A
MFS(R) VARIABLE INSURANCE TRUST -- INITIAL
  CLASS
  MFS(R) Global Equity Series
  MFS(R) High Income Series
  MFS(R) New Discovery Series
OPPENHEIMER VARIABLE ACCOUNT FUNDS -- NON-
  SERVICE SHARES
  Oppenheimer Main Street Small Cap
     Fund(R)/VA
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Long-Term U.S. Government Portfolio
  Low Duration Portfolio
  Total Return Portfolio
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Pioneer Emerging Markets VCT Portfolio
  Pioneer Mid Cap Value VCT Portfolio
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value Fund
ROYCE CAPITAL FUND -- INVESTMENT CLASS
  Royce Micro-Cap Portfolio
  Royce Small-Cap Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS,
  INC. -- CLASS I
  Emerging Markets Debt Portfolio
  Emerging Markets Equity Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST*
  Comstock Portfolio* -- Class II
  Government Portfolio* -- Class I



* It is expected that, on or about May 28, 2010, these portfolios will be reorganized into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and will be renamed the Invesco Van Kampen V.I. Comstock Fund and the Invesco Van Kampen V.I. Government Fund.

Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B -- "Additional Information Regarding Funds" for more information.

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS..........................     3
Policy Summary..........................................................     3
Principal Policy Benefits...............................................     3
Principal Policy Risks..................................................     5
Fund Company Risks......................................................     6
FEE TABLES..............................................................     7
Transaction Fees........................................................     7
Periodic Charges Other Than Fund Operating Expenses.....................     8
Charges for Optional Riders.............................................    10
Fund Charges and Expenses...............................................    10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS..................    16
The Insurance Company...................................................    16
The Separate Account and its Investment Options.........................    16
The Funds...............................................................    16
Voting Rights...........................................................    26
Conflicts of Interest...................................................    26
The Fixed Account.......................................................    26
POLICY CHARGES AND DEDUCTIONS...........................................    26
Charges Against Premium.................................................    27
Charges Against Contract Value..........................................    27
Charges Against the Separate Account....................................    29
Fund Charges............................................................    29
Modification, Reserved Rights and Other Charges.........................    29
POLICY DESCRIPTION......................................................    29
Applying for a Policy...................................................    29
Right to Cancel (free look period)......................................    30
When Coverage Begins....................................................    30
Income Tax Free 'Section 1035' Exchanges................................    31
Ownership/Policy Rights.................................................    31
PREMIUMS................................................................    32
Amount, Frequency and Duration of Premium Payments......................    32
Allocation of Premium Payments..........................................    33
VALUES UNDER YOUR POLICY................................................    34
Contract Value..........................................................    34
Investment Option Valuation.............................................    34
Fixed Account Valuation.................................................    35
Loan Account Valuation..................................................    35
TRANSFER................................................................    35
Transfers of Contract Value.............................................    35
Transfer of Contract Value from the Fixed Account to the Investment
  Options...............................................................    39
Transfer of Contract Value from the Investment Options to the Fixed
  Account...............................................................    39
Dollar-Cost Averaging (DCA Program).....................................    39
Portfolio Rebalancing...................................................    40
DEATH BENEFIT...........................................................    40
Death Benefit Examples..................................................    41
Changing the Death Benefit Option.......................................    42
Paying the Death Benefit and Payment Options............................    42
BENEFITS AT MATURITY....................................................    43
OTHER BENEFITS..........................................................    43
Exchange Option.........................................................    43
Insured Term Rider (Supplemental Insurance Benefits)....................    43
Cash Value Enhancement Rider............................................    43
POLICY SURRENDERS.......................................................    44
Full Surrender..........................................................    44
Partial Surrender.......................................................    44
POLICY LOANS............................................................    44
Loan Conditions.........................................................    44
Effects of Loans........................................................    45
LAPSE AND REINSTATEMENT.................................................    45
Lapse...................................................................    45
Grace Period............................................................    46
Reinstatement...........................................................    46
FEDERAL TAX CONSIDERATIONS..............................................    46
Potential Benefits of Life Insurance....................................    47
Tax Status of the Policy................................................    47
Tax Treatment of Policy Benefits........................................    48
OTHER TAX CONSIDERATIONS................................................    50
Insurable Interest......................................................    51
The Company's Income Taxes..............................................    51
Tax Credits and Deductions..............................................    51
Alternative Minimum Tax.................................................    51
DISTRIBUTION & COMPENSATION.............................................    51
Distribution............................................................    51
Compensation............................................................    52
OTHER POLICY INFORMATION................................................    53
Valuation and Payment...................................................    53
Suspension of Valuation and Postponement of Payment.....................    54
Policy Statements.......................................................    54
Limits on Right to Contest and Suicide Exclusion........................    54
Misstatement as to Sex and Age..........................................    55
Policy Changes..........................................................    55
Restrictions on Financial Transactions..................................    55
LEGAL PROCEEDINGS.......................................................    55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........................    56
FINANCIAL STATEMENTS....................................................    56
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS...........   A-1
APPENDIX B: ADDITIONAL INFORMATION REGARDING FUNDS......................   B-1
APPENDIX C: TARGET PREMIUM PER $1,000 OF STATED AMOUNT..................   C-1
APPENDIX D: CASH VALUE ACCUMULATION TEST FACTORS........................   D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

--------------------------------------------------------------------------------

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

          - OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

               1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

               2.   the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy.

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

     -    Flexible Premium Payments

          Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

     -    Policy is Not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                AMOUNT DEDUCTED(1)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Front-End Sales Expense  Upon receipt of each     Current Charge:          For each Policy Year, up to the
Charges(2)               Premium Payment                                   percentage shown for that Policy
                                                                           Year. See Chart Below(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       IN ALL POLICY YEARS: 12% OF PREMIUM
                                                                           PAYMENTS UP TO THE TARGET PREMIUM AND
                                                                           8% ON PREMIUM PAYMENTS IN EXCESS OF
                                                                           THE TARGET PREMIUM



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Surrender Charge         When you fully or        Current Charge:          No charge
                         partially surrender
                         your Policy

------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Transfer Charge          When you transfer        Current Charge:          No charge
                         Contract Value among
                         the Investment Options

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging    When you make a          Current Charge:          No charge
(DCA Program)            transfer under the DCA
                         Program

------------------------------------------------
                                                  GUARANTEED CHARGE:       UP TO SIX FREE TRANSFERS A YEAR; $10
                                                                           PER TRANSFER THEREAFTER(4)



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Illustrations            When you request an      Current Charge:          No charge
                         illustration after the
                         Policy is issued

------------------------------------------------
                                                  GUARANTEED CHARGE:       $15 PER ILLUSTRATION



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.

(2) The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

                          SALES EXPENSE CHARGES ON A CURRENT BASIS
                        --------------------------------------------
        POLICY YEARS    UP TO TARGET PREMIUM    ABOVE TARGET PREMIUM
(3)     ------------    --------------------    --------------------
           Year 1                10%                    6.8%
           Year 2                10%                    6.4%
           Year 3                 8%                    6.0%
           Year 4                 8%                    5.5%
           Year 5                 8%                    4.5%
         Years 6 & 7              8%                    3.5%
          Years 8+              3.5%                    3.5%


(4) For DCA program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Insurance Risk for
Charge (COI)(1)          Deduction Day                                     First Year of Coverage:
                                                                           Minimum: $0.007(2)
                                                                           Maximum: $31.940(3)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF INSURANCE RISK FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.039(4)
                                                                           MAXIMUM: $31.940(3)

------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Insurance Risk for
                                                  year-old non-smoking     First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.038
                                                                           Guaranteed: $0.252



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly on the           Current Charge:          $5.00
Expense Charges          Deduction Date

------------------------------------------------
                                                  GUARANTEED CHARGE:       $10.00



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          Up to 0.20% on an annual basis of the
Risk (M&E) Charge(5)     portion of the Contract                           amounts in the Investment Options for
                         Value interested in the                           Policy Years 1-25 and 0.05%
                         Separate Account                                  thereafter

------------------------------------------------
                                                  GUARANTEED CHARGE:       0.75% ON AN ANNUAL BASIS FOR ALL
                                                                           POLICY YEARS

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Monthly Sales Expense    Monthly for the first    Current Charge:          For Policies issued on or after
Charge                   twenty (20) Policy                                January 1, 2009, the current charge
                         Years and for 20 Policy                           is $0 for all other Policies, the
                         Years following an                                monthly rate per thousand is equal
                         increase in the Stated                            to: $0.10 times the percentage of
                         Amount on the Deduction                           initial base Stated Amount. This
                         Date from unloaned                                monthly rate is applied to the
                         portion of the Contract                           greater of (1) and (2) where (1) is
                         Value                                             equal to 6 times the first year
                                                                           premium and (2) is equal to the
                                                                           lesser of (a) and (b) where: (a) is
                                                                           equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of: (i) initial total Death
                                                                           Benefit; (ii) the target premium
                                                                           factor per thousand (see Appendix C);
                                                                           (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       The monthly rate per thousand is
                                                                           equal to: $0.10 times the percentage
                                                                           of initial base Stated Amount. This
                                                                           monthly rate is applied to the
                                                                           greater of (1) and (2) where (1) is
                                                                           equal to 6 times the first year
                                                                           premium and (2) is equal to the
                                                                           lesser of (a) and (b) where: (a) is
                                                                           equal to the initial total Stated
                                                                           Amount and (b) is equal to the
                                                                           product of: (i) initial total Death
                                                                           Benefit; (ii) the target premium
                                                                           factor per thousand (see Appendix C);
                                                                           (iii) 2%.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(6)  In arrears, at the end   Current Charge:          0.60% on an annual basis of the loan
                         of each Policy Year                               amount for the first ten (10) Policy
                         from the Loan Account                             Years, 0.50% for Policy Years eleven
                                                                           (11) through twenty (20), and 0.15%
                                                                           thereafter.

------------------------------------------------
                                                  GUARANTEED CHARGE:       1.00% ON AN ANNUAL BASIS OF THE LOAN
                                                                           AMOUNT FOR ALL POLICY YEARS



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1) The current cost of insurance charges shown are for the underwriting and risk class identified in the footnotes below while the Guaranteed charges are based on the 2001 Commissioners Standard Ordinary Mortality Tables. The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 25-year-old female preferred non-smoker.
(3)   Sample charge for an 80-year-old male fully underwritten as a smoker Table
      10.
(4)   Sample charge for a 20-year-old female (any underwriting class).
(5) We are waiving the following amounts of the Mortality and Expense Risk Charge on the Subaccounts investing in the following Funds:

          METROPOLITAN SERIES
            FUND, INC.
            Western Asset
               Management U.S.
               Government
               Portfolio            0.15% or, if greater, an amount, if any, equal to the fund expenses that are in excess of 0.68%
          MET INVESTORS SERIES
            TRUST
            BlackRock High Yield
               Portfolio            0.11%
            Harris Oakmark
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 0.90%
            Loomis Sayles Global
               Markets Portfolio    an amount equal to the fund expenses that are in excess of 0.85%
            Lord Abbett Growth and
               Income Portfolio     an amount equal to the fund expenses that are in excess of 0.87%
            Lord Abbett Mid-Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.12%
            MetLife Stock Index
               Portfolio            an amount equal to the fund expenses that are in excess of 0.265%
            MFS Research
               International
               Portfolio            an amount equal to the fund expenses that are in excess of 1.18%
            PIMCO Inflation
               Protected Bond
               Portfolio            an amount equal to the fund expenses that are in excess of 0.65%
            Third Avenue Small Cap
               Value Portfolio      an amount equal to the fund expenses that are in excess of 1.10%



(6) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS



                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Insured Term Rider (2    Monthly on the           Current Charge:          Rates per $1000 of Term Insurance
parts)                   Deduction Day                                     Risk for First Year of Coverage:
(1) Cost of Insurance                                                      Minimum: $0.007(1)
                                                                           Maximum: $31.940(2)

------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE
                                                                           RISK FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0429(3)
                                                                           MAXIMUM: $35.1340(2)

------------------------------------------------
                                                  Sample Charge for a 46   Rates per $1000 of Term Insurance
                                                  year-old non-smoking     Risk for First Year of Coverage:
                                                  male (guaranteed issue)  Current: $0.038
                                                                           Guaranteed: $0.252

----------------------------------------------------------------------------------------------------------------
(2) Monthly Sales Load                            Current Charge:          For Policies issued on or after
                                                                           January 1, 2009, the current charge
                                                                           is $0; for all other Policies, the
                                                                           monthly rate per thousand is equal to
                                                                           $0.01 times the percentage of initial
                                                                           term Stated Amount. This monthly rate
                                                                           applied to the greater of (1) and (2)
                                                                           where (1) is equal to 6 times the
                                                                           first year premium and (2) is equal
                                                                           to the lesser of (a) and (b) where
                                                                           (a) is equal to the initial total
                                                                           Stated Amount and (b) is equal to the
                                                                           product of (i) initial total Death
                                                                           Benefit, (ii) the target premium
                                                                           factor per thousand (see Appendix C)
                                                                           and (iii) 2%.

------------------------------------------------
                                                  GUARANTEED CHARGE:       THE MONTHLY RATE PER THOUSAND IS
                                                                           EQUAL TO $0.10 TIMES THE PERCENTAGE
                                                                           OF INITIAL TERM STATED AMOUNT.  THIS
                                                                           MONTHLY RATE IS APPLIED TO THE
                                                                           GREATER OF (1) AND (2) WHERE (1) IS
                                                                           EQUAL TO 6 TIMES THE FIRST YEAR
                                                                           PREMIUM AND (2) IS EQUAL TO THE
                                                                           LESSER OF (A) AND (B) WHERE (A) IS
                                                                           EQUAL TO THE INITIAL TOTAL STATED
                                                                           AMOUNT AND (B) IS EQUAL TO THE
                                                                           PRODUCT OF (I) INITIAL TOTAL DEATH
                                                                           BENEFIT, (II) THE TARGET PREMIUM
                                                                           FACTOR PER THOUSAND (SEE APPENDIX C)
                                                                           AND (III) 2%.



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cash Value Enhancement   Not applicable           Current Charge:          No Charge
Rider

------------------------------------------------
                                                  GUARANTEED CHARGE:       No Charge



----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------


---------
(1)   Sample charge for a 25-year-old female preferred non-smoker.
(2) Sample charge for an 80-year-old male fully underwritten as a sub-standard smoker Table 10.
(3)   Sample charge for a 20-year-old (any underwriting class).

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2009. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2009, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each

Fund's fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
  other expenses)                                                         0.10%      1.73%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
  Invesco V.I. Global Real Estate
     Fund........................    0.75%         --       0.51%           --          1.26%          --          1.26%
  Invesco V.I. International
     Growth Fund.................    0.71%         --       0.33%         0.02%         1.06%          --          1.06%
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
  Global Thematic Growth
     Portfolio -- Class B........    0.75%       0.25%      0.25%           --          1.25%          --          1.25%
  Intermediate Bond
     Portfolio -- Class A........    0.45%         --       0.24%           --          0.69%          --          0.69%
  International Value
     Portfolio -- Class A........    0.75%         --       0.08%           --          0.83%          --          0.83%
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
  American Century VP Ultra(R)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
  American Century VP Vista(SM)
     Fund........................    1.00%         --       0.01%           --          1.01%          --          1.01%
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
  American Funds Bond Fund.......    0.38%       0.25%      0.01%           --          0.64%          --          0.64%
  American Funds Global Growth
     Fund........................    0.54%       0.25%      0.03%           --          0.82%          --          0.82%
  American Funds Global Small
     Capitalization Fund.........    0.72%       0.25%      0.04%           --          1.01%          --          1.01%
  American Funds Growth Fund.....    0.33%       0.25%      0.02%           --          0.60%          --          0.60%
  American Funds Growth-Income
     Fund........................    0.28%       0.25%      0.01%           --          0.54%          --          0.54%
  American Funds High-Income Bond
     Fund........................    0.47%       0.25%      0.02%           --          0.74%          --          0.74%
  American Funds International
     Fund........................    0.50%       0.25%      0.04%           --          0.79%          --          0.79%
  American Funds New World Fund..    0.77%       0.25%      0.05%           --          1.07%          --          1.07%
  American Funds U.S.
     Government/AAA Rated
     Securities Fund.............    0.39%       0.25%      0.02%           --          0.66%          --          0.66%
DELAWARE VIP TRUST -- STANDARD
  CLASS
  Delaware VIP Small Cap Value
     Series......................    0.74%         --       0.11%           --          0.85%          --          0.85%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Appreciation Portfolio.........    0.75%         --       0.05%           --          0.80%          --          0.80%
  International Value Portfolio..    1.00%         --       0.32%           --          1.32%          --          1.32%
  Opportunistic Small Cap
     Portfolio...................    0.75%         --       0.11%           --          0.86%          --          0.86%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  Contrafund(R)
     Portfolio -- Service Class
     2...........................    0.56%       0.25%      0.11%           --          0.92%          --          0.92%
  Equity-Income
     Portfolio -- Initial Class..    0.46%         --       0.12%           --          0.58%          --          0.58%
  Freedom 2010
     Portfolio -- Initial Class..      --          --         --          0.59%         0.59%          --          0.59%(1)
  Freedom 2015
     Portfolio -- Initial Class..      --          --         --          0.60%         0.60%          --          0.60%(1)
  Freedom 2020
     Portfolio -- Initial Class..      --          --         --          0.65%         0.65%          --          0.65%(1)
  Freedom 2025
     Portfolio -- Initial Class..      --          --         --          0.66%         0.66%          --          0.66%(1)
  Freedom 2030
     Portfolio -- Initial Class..      --          --         --          0.69%         0.69%          --          0.69%(1)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Growth & Income
     Portfolio -- Service Class
     2...........................    0.46%       0.25%      0.14%           --          0.85%          --          0.85%
  High Income
     Portfolio -- Initial Class..    0.57%         --       0.13%           --          0.70%          --          0.70%
  Index 500 Portfolio -- Initial
     Class.......................    0.10%         --         --            --          0.10%          --          0.10%(2)
  Investment Grade Bond
     Portfolio -- Service Class..    0.32%       0.10%      0.12%           --          0.54%          --          0.54%
  Mid Cap Portfolio -- Service
     Class 2.....................    0.56%       0.25%      0.12%           --          0.93%          --          0.93%
  Overseas Portfolio -- Service
     Class 2.....................    0.71%       0.25%      0.16%           --          1.12%          --          1.12%
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth
     Securities Fund -- Class
     2+..........................    0.51%       0.25%      0.30%         0.01%         1.07%        0.01%         1.06%(3)
  Mutual Global Discovery
     Securities Fund -- Class 2..    0.80%       0.25%      0.26%           --          1.31%          --          1.31%
  Templeton Developing Markets
     Securities Fund -- Class 2..    1.25%       0.25%      0.21%         0.02%         1.73%        0.01%         1.72%(3)
  Templeton Foreign Securities
     Fund -- Class 2.............    0.64%       0.25%      0.15%         0.02%         1.06%        0.01%         1.05%(3)
  Templeton Global Bond
     Securities Fund -- Class 1..    0.47%         --       0.07%           --          0.54%          --          0.54%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Enterprise Portfolio...........    0.64%       0.25%      0.06%           --          0.95%          --          0.95%
  Global Technology Portfolio....    0.64%       0.25%      0.33%           --          1.22%          --          1.22%(4)
  Janus Aspen Perkins Mid Cap
     Value Portfolio.............    0.77%       0.25%      0.36%           --          1.38%        0.04%         1.34%(5)
  Overseas Portfolio.............    0.64%       0.25%      0.06%           --          0.95%          --          0.95%
  Worldwide Portfolio+...........    0.57%       0.25%      0.06%           --          0.88%          --          0.88%
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason ClearBridge Variable
     Aggressive Growth
     Portfolio -- Class I++......    0.75%         --       0.06%           --          0.81%          --          0.81%(6)
  Legg Mason ClearBridge Variable
     Appreciation
     Portfolio -- Class I........    0.72%         --       0.05%           --          0.77%          --          0.77%(6)
  Legg Mason ClearBridge Variable
     Equity Income Builder
     Portfolio -- Class I........    0.75%         --       0.12%           --          0.87%          --          0.87%
  Legg Mason ClearBridge Variable
     Fundamental All Cap Value
     Portfolio -- Class I........    0.75%         --       0.05%           --          0.80%          --          0.80%
  Legg Mason ClearBridge Variable
     Large Cap Growth
     Portfolio -- Class I++......    0.75%         --       0.10%           --          0.85%          --          0.85%
  Legg Mason ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I........    0.65%         --       0.06%           --          0.71%          --          0.71%
  Legg Mason Investment Counsel
     Variable Social Awareness
     Portfolio++.................    0.70%         --       0.21%           --          0.91%          --          0.91%(6)
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
  Legg Mason Western Asset
     Variable Global High Yield
     Bond Portfolio..............    0.80%         --       0.11%           --          0.91%          --          0.91%
  Legg Mason Western Asset
     Variable Strategic Bond
     Portfolio...................    0.65%         --       0.31%           --          0.96%          --          0.96%
MET INVESTORS SERIES TRUST
  BlackRock High Yield
     Portfolio -- Class A........    0.60%         --       0.07%           --          0.67%          --          0.67%
  BlackRock Large Cap Core
     Portfolio -- Class E........    0.59%       0.15%      0.06%           --          0.80%          --          0.80%
  Clarion Global Real Estate
     Portfolio -- Class A........    0.64%         --       0.09%           --          0.73%          --          0.73%

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  Harris Oakmark International
     Portfolio -- Class A........    0.79%         --       0.05%           --          0.84%          --          0.84%
  Invesco Small Cap Growth
     Portfolio -- Class A+.......    0.86%         --       0.04%           --          0.90%          --          0.90%
  Janus Forty Portfolio -- Class
     A...........................    0.64%         --       0.04%           --          0.68%          --          0.68%
  Lazard Mid Cap
     Portfolio -- Class A........    0.70%         --       0.04%           --          0.74%          --          0.74%
  Loomis Sayles Global Markets
     Portfolio -- Class A........    0.69%         --       0.07%           --          0.76%          --          0.76%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........    0.51%         --       0.04%           --          0.55%          --          0.55%
  Lord Abbett Growth and Income
     Portfolio -- Class B........    0.53%       0.25%      0.03%           --          0.81%          --          0.81%
  Lord Abbett Mid Cap Value
     Portfolio -- Class B........    0.68%       0.25%      0.08%           --          1.01%          --          1.01%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A+.......    0.99%         --       0.18%           --          1.17%          --          1.17%
  MFS(R) Research International
     Portfolio -- Class B+.......    0.71%       0.25%      0.10%           --          1.06%          --          1.06%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........    0.70%         --       0.20%           --          0.90%          --          0.90%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A........    0.48%         --       0.05%           --          0.53%          --          0.53%
  Pioneer Fund Portfolio -- Class
     A...........................    0.66%         --       0.08%           --          0.74%          --          0.74%
  Pioneer Strategic Income
     Portfolio -- Class A........    0.60%         --       0.06%           --          0.66%          --          0.66%
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........    0.75%         --       0.04%           --          0.79%          --          0.79%
  Third Avenue Small Cap Value
     Portfolio -- Class B+.......    0.74%       0.25%      0.04%           --          1.03%          --          1.03%
METROPOLITAN SERIES FUND, INC.
  Artio International Stock
     Portfolio -- Class A........    0.83%         --       0.13%         0.03%         0.99%        0.03%         0.96%(7)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..    0.25%         --       0.05%           --          0.30%        0.01%         0.29%(8)
  BlackRock Aggressive Growth
     Portfolio -- Class D........    0.73%       0.10%      0.06%           --          0.89%          --          0.89%
  BlackRock Bond Income
     Portfolio -- Class A........    0.38%         --       0.05%           --          0.43%        0.03%         0.40%(9)
  BlackRock Large Cap Value
     Portfolio -- Class B........    0.64%       0.25%      0.03%           --          0.92%          --          0.92%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     A...........................    0.73%         --       0.10%           --          0.83%        0.01%         0.82%(10)
  BlackRock Money Market
     Portfolio -- Class A........    0.32%         --       0.02%           --          0.34%        0.01%         0.33%(11)
  Davis Venture Value
     Portfolio -- Class A........    0.71%         --       0.03%           --          0.74%        0.05%         0.69%(12)
  FI Value Leaders
     Portfolio -- Class D........    0.67%       0.10%      0.10%           --          0.87%          --          0.87%
  Jennison Growth
     Portfolio -- Class A........    0.62%         --       0.04%           --          0.66%        0.04%         0.62%(13)
  MetLife Aggressive Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.04%         0.74%         1.13%        0.04%         1.09%(14)
  MetLife Conservative Allocation
     Portfolio -- Class B........    0.10%       0.25%      0.02%         0.58%         0.95%        0.02%         0.93%(14)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B........    0.09%       0.25%      0.01%         0.63%         0.98%          --          0.98%(15)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........    0.25%         --       0.10%         0.01%         0.36%        0.01%         0.35%(8)
  MetLife Moderate Allocation
     Portfolio -- Class B........    0.07%       0.25%        --          0.67%         0.99%          --          0.99%(15)

                                             DISTRIBUTION                               TOTAL   CONTRACTUAL FEE    NET TOTAL
                                                AND/OR                                  ANNUAL       WAIVER          ANNUAL
                                  MANAGEMENT    SERVICE     OTHER  ACQUIRED FUND FEES OPERATING  AND/OR EXPENSE    OPERATING
FUND                                  FEE    (12b-1) FEES EXPENSES    AND EXPENSES*    EXPENSES  REIMBURSEMENT     EXPENSES**
----                              ---------- ------------ -------- ------------------ --------- --------------- ---------------
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class B........    0.07%       0.25%        --          0.71%         1.03%          --          1.03%(15)
  MetLife Stock Index
     Portfolio -- Class A........    0.25%         --       0.03%           --          0.28%        0.01%         0.27%(8)
  MFS(R) Total Return
     Portfolio -- Class F........    0.54%       0.20%      0.06%           --          0.80%          --          0.80%
  MFS(R) Value Portfolio -- Class
     A...........................    0.71%         --       0.03%           --          0.74%        0.08%         0.66%(16)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........    0.30%         --       0.14%         0.01%         0.45%        0.01%         0.44%(17)
  Oppenheimer Global Equity
     Portfolio -- Class B........    0.53%       0.25%      0.11%           --          0.89%          --          0.89%
  Russell 2000(R) Index
     Portfolio -- Class A........    0.25%         --       0.10%           --          0.35%        0.01%         0.34%(8)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B+.......    0.60%       0.25%      0.07%           --          0.92%          --          0.92%
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........    0.48%         --       0.04%           --          0.52%        0.01%         0.51%(18)
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
  MFS(R) Global Equity Series....    1.00%         --       0.52%           --          1.52%        0.37%         1.15%(19)
  MFS(R) High Income Series......    0.70%         --       0.11%           --          0.81%          --          0.81%
  MFS(R) New Discovery Series....    0.90%         --       0.13%           --          1.03%          --          1.03%
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
  Oppenheimer Main Street Small
     Cap Fund(R)/VA..............    0.71%         --       0.20%           --          0.91%          --          0.91%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Long-Term U.S. Government
     Portfolio...................    0.48%         --       0.16%           --          0.64%          --          0.64%
  Low Duration Portfolio.........    0.50%         --       0.17%           --          0.67%          --          0.67%
  Total Return Portfolio.........    0.50%         --       0.24%           --          0.74%          --          0.74%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Emerging Markets VCT
     Portfolio...................    1.15%       0.25%      0.29%           --          1.69%          --          1.69%
  Pioneer Mid Cap Value VCT
     Portfolio...................    0.65%       0.25%      0.10%           --          1.00%          --          1.00%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT International Value
     Fund........................    0.70%       0.25%      0.23%           --          1.18%          --          1.18%(20)
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
  Royce Micro-Cap Portfolio......    1.25%         --       0.08%           --          1.33%          --          1.33%
  Royce Small-Cap Portfolio......    1.00%         --       0.07%           --          1.07%          --          1.07%
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
  Emerging Markets Debt
     Portfolio...................    0.75%         --       0.33%         0.01%         1.09%          --          1.09%
  Emerging Markets Equity
     Portfolio...................    1.23%         --       0.38%         0.01%         1.62%          --          1.62%
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class
     II..........................    0.56%       0.25%      0.06%           --          0.87%          --          0.87%
  Government Portfolio -- Class
     I...........................    0.50%         --       0.11%           --          0.61%          --          0.61%


---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Not available under all Policies. Availability depends on Plan Effective
      Date.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2009.
(1) The Portfolio purchases Initial Class shares of underlying Fidelity funds. As an investor in an underlying Fidelity fund, the Portfolio will bear its pro rata share of the fees and expenses of the underlying Fidelity fund.

(2) Management fees for the Portfolio have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the Portfolio's shareholders and board of trustees.
(3) The manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money market fund ("Sweep Money Fund"). This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.
(4) Other Expenses include 0.04% of short sale dividend expenses attributable to the payment of dividends to the lender on borrowed securities.
(5) Janus Capital has contractually agreed to waive certain fund operating expenses (excluding any applicable performance adjustments to management fees, the distribution and shareholder servicing fees, the administrative services fee applicable to the Portfolio, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees.
(6)   Other Expenses have been restated to reflect current fees.
(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
(14) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
(15) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.
(19) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that total annual fund operating expenses do not exceed 1.15% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until at least April 30, 2011.
(20) Total Annual Operating Expenses reflect projected expenses under a new management contract effective January 1, 2010, changes in the Fund's investor servicing contract and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

                           DESCRIPTION OF THE COMPANY,

                           SEPARATE ACCOUNT AND FUNDS

--------------------------------------------------------------------------------

                              THE INSURANCE COMPANY

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut sponsors a separate account: the MetLife of CT Fund UL III for Variable Life Insurance ("FUND UL III"). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you and other Policy Owners invest in the Investment Options are deposited in Fund UL III and are held solely for the benefit of those who invest in the Investment Options of Fund UL III and no one else, including our creditors. The assets of Fund UL III are held in our name on behalf of Fund UL III and legally belong to us. The income, gains, and losses are credited to, or charged against the Policies issued from Fund UL III without regard to the income, gains or losses from any other separate account or from any other business of the Company. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies.

The MetLife of CT Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund.

We are obligated to pay the death benefit under the Policies even if that amount exceeds the Policy's Contract Value in Fund UL III. Any such amount that exceeds the Policy's Contract Value in Fund UL III is paid from our general account. Death benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife Insurance Company of Connecticut is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                                    THE FUNDS

The Funds offered through this Policy are listed below. From time to time we may make new Funds available. Some Funds may not be available in certain states. Each Fund is a portfolio of an open-end, management investment company that is registered under the Investment Company Act of 1940. These Funds are not publicly traded and are offered only through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund will be different from that of the Fund.

We select the Funds offered through this Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure and brand recognition, performance and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Contract Value if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Funds.

WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR POLICY RESULTING FROM PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company and The Travelers Life and Annuity Company (now MetLife Insurance Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. These payments may be derived, in whole or in part, from the advisory fees deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. See the Funds' prospectus for more information. The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have a joint ownership interest in its affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." The Company's ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Fund Fees and Expenses" for information on the management fees paid by the Funds and the Fund's Statement of Additional Information for information on the management fees paid by the adviser to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Fund's prospectus. (See "Fund Fees and Expenses" and "Distribution and Compensation.") The payments are deducted from the assets of the Funds and are paid to us or our distributor, MetLife Investors Distribution Company. These payments decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-732-602-6400 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
AIM VARIABLE INSURANCE FUNDS
  (INVESCO VARIABLE INSURANCE
  FUNDS) -- SERIES I
Invesco V.I. Global Real Estate    Seeks total return through growth  Invesco Advisers, Inc.
  Fund                             of capital and current income.     Subadviser: Invesco Asset
                                                                      Management Limited
Invesco V.I. International Growth  Seeks long-term growth of          Invesco Advisers, Inc.
  Fund                             capital.
ALLIANCEBERNSTEIN VARIABLE
  PRODUCTS SERIES FUND, INC.
Global Thematic Growth             Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class B             capital.
Intermediate Bond                  To generate income and price       AllianceBernstein L.P.
  Portfolio -- Class A             appreciation without assuming
                                   what the Advisor considers undue
                                   risk.
International Value                Seeks long-term growth of          AllianceBernstein L.P.
  Portfolio -- Class A             capital.
AMERICAN CENTURY VARIABLE
  PORTFOLIOS, INC. -- CLASS I
American Century VP Ultra(R) Fund  Seeks long-term capital growth.    American Century Investment
                                                                      Management, Inc.
American Century VP Vista(SM)      Seeks long-term capital growth.    American Century Investment
  Fund                                                                Management, Inc.
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund           Seeks as high a level of current   Capital Research and Management
                                   income as is consistent with the   Company
                                   preservation of capital.
American Funds Global Growth Fund  Seeks long-term growth of          Capital Research and Management
                                   capital.                           Company
American Funds Global Small        Seeks long-term growth of          Capital Research and Management
  Capitalization Fund              capital.                           Company

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
American Funds Growth Fund         Seeks growth of capital.           Capital Research and Management
                                                                      Company
American Funds Growth-Income Fund  Seeks long-term growth of capital  Capital Research and Management
                                   and income.                        Company
American Funds High-Income Bond    Seeks a high level of current      Capital Research and Management
  Fund                             income. Its secondary investment   Company
                                   objective is capital
                                   appreciation.
American Funds International Fund  Seeks long-term growth of          Capital Research and Management
                                   capital.                           Company
American Funds New World Fund      Seeks long-term capital            Capital Research and Management
                                   appreciation.                      Company
American Funds U.S.                Seeks a high level of current      Capital Research and Management
  Government/AAA Rated Securities  income consistent with             Company
  Fund                             preservation of capital.
DELAWARE VIP TRUST -- STANDARD
  CLASS
Delaware VIP Small Cap Value       Seeks capital appreciation.        Delaware Management Company
  Series
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
Appreciation Portfolio             Seeks long-term capital growth     The Dreyfus Corporation
                                   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
International Value Portfolio      Seeks long-term capital growth.    The Dreyfus Corporation
Opportunistic Small Cap Portfolio  Seeks capital growth.              The Dreyfus Corporation
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
Contrafund(R)                      Seeks long-term capital            Fidelity Management & Research
  Portfolio -- Service Class 2     appreciation.                      Company
                                                                      Subadviser: FMR Co., Inc.
Equity-Income                      Seeks reasonable income. The fund  Fidelity Management & Research
  Portfolio -- Initial Class       will also consider the potential   Company
                                   for capital appreciation. The      Subadviser: FMR Co., Inc.
                                   fund's goal is to achieve a yield
                                   which exceeds the composite yield
                                   on the securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).
Freedom 2010 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2015 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2020 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Freedom 2025 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Freedom 2030 Portfolio -- Initial  Seeks high total return with a     Strategic Advisers(R), Inc.
  Class                            secondary objective of principal
                                   preservation as the fund
                                   approaches its target date and
                                   beyond.
Growth & Income                    Seeks high total return through a  Fidelity Management & Research
  Portfolio -- Service Class 2     combination of current income and  Company
                                   capital appreciation.              Subadviser: FMR Co., Inc.
High Income Portfolio -- Initial   Seeks a high level of current      Fidelity Management & Research
  Class                            income, while also considering     Company
                                   growth of capital.                 Subadviser: FMR Co., Inc.
Index 500 Portfolio -- Initial     Seeks investment results that      Fidelity Management & Research
  Class                            correspond to the total return of  Company
                                   common stocks publicly traded in   Subadviser: FMR Co., Inc.
                                   the United States, as represented
                                   by the Standard & Poor's 500(SM)
                                   Index (S&P 500(R)).
Investment Grade Bond              Seeks as high a level of current   Fidelity Management & Research
  Portfolio -- Service Class       income as is consistent with the   Company
                                   preservation of capital.           Subadviser: Fidelity Investments
                                                                      Money Management, Inc.
Mid Cap Portfolio -- Service       Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
                                                                      Subadviser: FMR Co., Inc.
Overseas Portfolio -- Service      Seeks long-term growth of          Fidelity Management & Research
  Class 2                          capital.                           Company
                                                                      Subadviser: FMR Co., Inc.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
Franklin Small-Mid Cap Growth      Seeks long-term capital growth.    Franklin Advisers, Inc.
  Securities Fund -- Class 2+
Mutual Global Discovery            Seeks capital appreciation.        Franklin Mutual Advisers, LLC
  Securities Fund -- Class 2                                          Subadviser: Franklin Templeton
                                                                      Investment Management Limited
Templeton Developing Markets       Seeks long-term capital            Templeton Asset Management Ltd.
  Securities Fund -- Class 2       appreciation.
Templeton Foreign Securities       Seeks long-term capital growth.    Templeton Investment Counsel, LLC
  Fund -- Class 2
Templeton Global Bond Securities   Seeks high current income,         Franklin Advisers, Inc.
  Fund -- Class 1                  consistent with preservation of
                                   capital, with capital
                                   appreciation as a secondary
                                   consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
Enterprise Portfolio               Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Global Technology Portfolio        Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Janus Aspen Perkins Mid Cap Value  Seeks capital appreciation.        Janus Capital Management LLC
  Portfolio                                                           Subadviser: Perkins Investment
                                                                      Management LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Overseas Portfolio                 Seeks long-term growth of          Janus Capital Management LLC
                                   capital.
Worldwide Portfolio+               Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
Legg Mason ClearBridge Variable    Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
  Aggressive Growth                                                   LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
  Appreciation Portfolio -- Class  capital.                           LLC
  I                                                                   Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks a high level of current      Legg Mason Partners Fund Advisor,
  Equity Income Builder            income. Long-term capital          LLC
  Portfolio -- Class I             appreciation is a secondary        Subadviser: ClearBridge Advisors,
                                   objective.                         LLC
Legg Mason ClearBridge Variable    Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
  Fundamental All Cap Value        Current income is a secondary      LLC
  Portfolio -- Class I             consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Growth                 capital.                           LLC
  Portfolio -- Class I                                                Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason ClearBridge Variable    Seeks long-term growth of          Legg Mason Partners Fund Advisor,
  Large Cap Value                  capital. Current income is a       LLC
  Portfolio -- Class I             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
Legg Mason Investment Counsel      Seeks capital appreciation and     Legg Mason Partners Fund Advisor,
  Variable Social Awareness        retention of net investment        LLC
  Portfolio                        income.                            Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST -- CLASS I
Legg Mason Western Asset Variable  Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Global High Yield Bond           consistent with the preservation   LLC
  Portfolio                        of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
Legg Mason Western Asset Variable  Seeks to maximize total return,    Legg Mason Partners Fund Advisor,
  Strategic Bond Portfolio         consistent with the preservation   LLC
                                   of capital.                        Subadvisers: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES TRUST
BlackRock High Yield               Seeks to maximize total return,    MetLife Advisers, LLC
  Portfolio -- Class A             consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
BlackRock Large Cap Core           Seeks long-term capital growth.    MetLife Advisers, LLC
  Portfolio -- Class E                                                Subadviser: BlackRock Advisors,
                                                                      LLC
Clarion Global Real Estate         Seeks total return through         MetLife Advisers, LLC
  Portfolio -- Class A             investment in real estate          Subadviser: ING Clarion Real
                                   securities, emphasizing both       Estate Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio -- Class A             appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
Invesco Small Cap Growth           Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A+            capital.                           Subadviser: Invesco Advisers,
                                                                      Inc.
Janus Forty Portfolio -- Class A   Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
Lazard Mid Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
  A                                capital.                           Subadviser: Lazard Asset
                                                                      Management LLC
Loomis Sayles Global Markets       Seeks high total investment        MetLife Advisers, LLC
  Portfolio -- Class A             return through a combination of    Subadviser: Loomis, Sayles &
                                   capital appreciation and income.   Company, L.P.
Lord Abbett Bond Debenture         Seeks high current income and the  MetLife Advisers, LLC
  Portfolio -- Class A             opportunity for capital            Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
Lord Abbett Growth and Income      Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B             and income without excessive       Subadviser: Lord, Abbett & Co.
                                   fluctuation in market value.       LLC
Lord Abbett Mid Cap Value          Seeks capital appreciation         MetLife Advisers, LLC
  Portfolio -- Class B             through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
MFS(R) Emerging Markets Equity     Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class A+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
MFS(R) Research International      Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B+                                               Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Morgan Stanley
                                                                      Investment Management Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,         MetLife Advisers, LLC
  Portfolio -- Class A             consistent with preservation of    Subadviser: Pacific Investment
                                   capital and prudent investment     Management Company LLC
                                   management.
Pioneer Fund Portfolio -- Class A  Seeks reasonable income and        MetLife Advisers, LLC
                                   capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
Pioneer Strategic Income           Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: T. Rowe Price
                                                                      Associates, Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
Third Avenue Small Cap Value       Seeks long-term capital            MetLife Advisers, LLC
  Portfolio -- Class B+            appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METROPOLITAN SERIES FUND, INC.
Artio International Stock          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Artio Global
                                                                      Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance of  MetLife Advisers, LLC
  Index Portfolio -- Class A       the Barclays Capital U.S.          Subadviser: MetLife Investment
                                   Aggregate Bond Index.              Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital              MetLife Advisers, LLC
  Portfolio -- Class D             appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Bond Income              Seeks a competitive total return   MetLife Advisers, LLC
  Portfolio -- Class A             primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
BlackRock Large Cap Value          Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class B             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Legacy Large Cap Growth  Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: BlackRock Advisors,
                                                                      LLC
BlackRock Money Market             Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class A             income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
Davis Venture Value                Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class A                                                Subadviser: Davis Selected
                                                                      Advisers, L.P.
FI Value Leaders                   Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class D             capital.                           Subadviser: Pyramis Global
                                                                      Advisors, LLC
Jennison Growth                    Seeks long-term growth of          MetLife Advisers, LLC
  Portfolio -- Class A             capital.                           Subadviser: Jennison Associates
                                                                      LLC
MetLife Aggressive Allocation      Seeks growth of capital.           MetLife Advisers, LLC
  Portfolio -- Class B
MetLife Conservative Allocation    Seeks a high level of current      MetLife Advisers, LLC
  Portfolio -- Class B             income, with growth of capital as
                                   a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the     MetLife Advisers, LLC
  Allocation Portfolio -- Class B  form of income and growth of capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's MidCap       Subadviser: MetLife Investment
                                   400(R) Composite Stock Price       Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high     MetLife Advisers, LLC
  Portfolio -- Class B             level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
MetLife Moderate to Aggressive     Seeks growth of capital.           MetLife Advisers, LLC
  Allocation Portfolio -- Class B
MetLife Stock Index                Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Standard & Poor's 500(R)       Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
MFS(R) Total Return                Seeks a favorable total return     MetLife Advisers, LLC
  Portfolio -- Class F             through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
MFS(R) Value Portfolio -- Class A  Seeks capital appreciation.        MetLife Advisers, LLC
                                                                      Subadviser: Massachusetts
                                                                      Financial Services Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the MSCI EAFE(R) Index.            Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
Oppenheimer Global Equity          Seeks capital appreciation.        MetLife Advisers, LLC
  Portfolio -- Class B                                                Subadviser: OppenheimerFunds,
                                                                      Inc.
Russell 2000(R) Index              Seeks to equal the performance of  MetLife Advisers, LLC
  Portfolio -- Class A             the Russell 2000(R) Index.         Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of capital  MetLife Advisers, LLC
  Portfolio -- Class B+            and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
Western Asset Management U.S.      Seeks to maximize total return     MetLife Advisers, LLC
  Government Portfolio -- Class A  consistent with preservation of    Subadviser: Western Asset
                                   capital and maintenance of         Management Company
                                   liquidity.
MFS(R) VARIABLE INSURANCE
  TRUST -- INITIAL CLASS
MFS(R) Global Equity Series        Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
MFS(R) High Income Series          Seeks total return with an         Massachusetts Financial Services
                                   emphasis on high current income,   Company
                                   but also considering capital
                                   appreciation.
MFS(R) New Discovery Series        Seeks capital appreciation.        Massachusetts Financial Services
                                                                      Company
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS -- NON-SERVICE SHARES
Oppenheimer Main Street Small Cap  Seeks capital appreciation to      OppenheimerFunds, Inc.
  Fund(R)/VA                       make your investment grow. It
                                   emphasizes investments in common
                                   stocks of companies with small
                                   market capitalizations.
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
Long-Term U.S. Government          Seeks maximum total return,        Pacific Investment Management
  Portfolio                        consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Low Duration Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
Total Return Portfolio             Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
Pioneer Emerging Markets VCT       Seeks long-term growth of          Pioneer Investment Management,
  Portfolio                        capital.                           Inc.
Pioneer Mid Cap Value VCT          Seeks capital appreciation by      Pioneer Investment Management,
  Portfolio                        investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST -- CLASS IB
Putnam VT International Value      Seeks capital growth. Current      Putnam Investment Management, LLC
  Fund                             income is a secondary objective.   Subadviser: Putnam Advisory
                                                                      Company, LLC Sub-Manager: Putnam
                                                                      Investment Limited
ROYCE CAPITAL FUND -- INVESTMENT
  CLASS
Royce Micro-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
Royce Small-Cap Portfolio          Seeks long-term growth of          Royce & Associates, LLC
                                   capital.
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC. -- CLASS I
Emerging Markets Debt Portfolio    Seeks high total return by         Morgan Stanley Investment
                                   investing primarily in fixed       Management Inc.
                                   income securities of government
                                   and government-related issuers
                                   and, to a lesser extent, of
                                   corporate issues in emerging
                                   market countries.
Emerging Markets Equity Portfolio  Seeks long-term  capital           Morgan Stanley Investment
                                   appreciation by investing          Management Inc.
                                   primarily in growth-oriented       Subadviser: Morgan Stanley
                                   equity securities of issuers in    Investment Management Company and
                                   emerging market countries.         Morgan Stanley Investment
                                                                      Management Limited
VAN KAMPEN LIFE INVESTMENT TRUST
Comstock Portfolio -- Class II     Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
Government Portfolio -- Class I    Seeks to provide investors with    Van Kampen Asset Management
                                   high current return consistent
                                   with preservation of capital.


---------
+     Not available under all Policies. Availability depends on Plan Effective
      Date.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of the vote.

Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account but is subject to the claims of our creditors. See the Transfers section for information on restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     -    the ability for you to obtain a loan under the Policies;

     -    the Death Benefit paid on the death of the Insured;

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications and increases in the Stated Amount;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - Front-End Sales Expense Charge: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                 SALES EXPENSE CHARGES ON A      SALES EXPENSE CHARGES ON A
                        CURRENT BASIS                 GUARANTEED BASIS
                ----------------------------    ----------------------------
                UP TO TARGET    ABOVE TARGET    UP TO TARGET    ABOVE TARGET
POLICY YEARS       PREMIUM         PREMIUM         PREMIUM         PREMIUM
------------    ------------    ------------    ------------    ------------
   Year 1         up to 10%      up to 6.8%          12%             8%
   Year 2         up to 10%      up to 6.4%          12%             8%
   Year 3          up to 8%      up to 6.0%          12%             8%
   Year 4          up to 8%      up to 5.5%          12%             8%
   Year 5          up to 8%      up to 4.5%          12%             8%
 Years 6 & 7       up to 8%      up to 3.5%          12%             8%
  Years 8+       up to 3.5%      up to 3.5%          12%             8%


Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Rider. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE

          AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. For Policies with an Issue Date before January 1, 2009, the guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. For Policies with an Issue Date on or after January 1, 2009, the guaranteed rates are based on the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO Tables"). Unisex guaranteed cost of insurance rates are based on the 2001 CSO Table weighted 80% male, 20% female. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured, as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the initial base Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

     - MONTHLY SALES EXPENSE CHARGE: Except for Policies issued on or after January 1, 2009, for which the current charge is $0, the current and guaranteed maximum Monthly Sales Expense Charge is a monthly rate per thousand equal to $0.10 times the percentage of initial base Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.

     - Monthly Sales Load (for the Insured Term Rider, if applicable): Except for Policies issued on or after January 1, 2009, for which the current charge is $0, the current Monthly Sales Load is a monthly rate per thousand equal to $0.01 times the percentage of initial term Stated Amount. This rate is guaranteed not to exceed $0.10. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times first year premium and (2) is equal to the lesser of (a) and (b) where
          (a) is equal to the initial total Stated Amount and (b) is equal to the product of (i) initial total Death Benefit, (ii) the target premium factor per thousand (see Appendix C) and (iii) 2%. This charge applies for 20 years from the effective date of the total initial Stated Amount and any increases in coverage. Any increase in coverage after the original issue date will be assessed a charge for 20 years from the effective date of the increase.

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

     -    SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (NOT ASSESSED ON CONTRACT VALUES IN THE FIXED ACCOUNT)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                M&E CHARGE ON A     M&E CHARGE ON A
                 CURRENT BASIS     GUARANTEED BASIS
POLICY YEARS        (ANNUAL)           (ANNUAL)
------------    ---------------    ----------------
    1-25          up to 0.20%            0.75%
  Years 26+             0.05%            0.75%


                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000)

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections, and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     - Guaranteed Issue -- requires the least evidence of insurability and rating classification.

     - Simplified Underwriting -- requires more evidence of insurability and rating classification.

     - Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured. Beginning January 1, 2009, the Policies may not be available in all states.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company at our Administrative Office or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner, or

     (2)  45 days of completion of the Policy application, or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the Maturity Benefit

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan;

          2.   Monthly Deduction Amount due but not paid; and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or Revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

          We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.

     -    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

          We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.

Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

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               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut, to: MetLife Insurance Company of Connecticut, Specialized Benefit Resources, at our Administrative Office;

     - by direct checking account deductions (you must complete a pre-authorization collection form) (this method of premium payment is not currently available); or

     -    by wire transfer.

If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.

We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See "Other Policy Information -- Payment and Suspension of Valuation."

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the BlackRock Money Market Portfolio or equivalent money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.

Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

                            VALUES UNDER YOUR POLICY

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                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date; plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended; plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves; and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date; plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date; and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Administrative Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20, and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

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                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds, that is:

Invesco V.I. Global Real Estate Fund,

Invesco V.I. International Growth Fund,

AllianceBernstein Global Thematic Growth Portfolio,

AllianceBernstein International Value Portfolio,

American Funds Global Growth Fund,

American Funds Global Small Capitalization Fund,

American Funds High-Income Bond Fund,

American Funds International Fund,

American Funds New World Fund,

Delaware VIP Small Cap Value Series,

Dreyfus Variable Investment Fund International Value Portfolio,

Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio,

Fidelity VIP High Income Portfolio,

Fidelity VIP Overseas Portfolio,

Franklin Small-Mid Cap Growth Securities Fund,

Franklin Mutual Global Discovery Securities Fund,

Templeton Developing Markets Securities Fund,

Templeton Foreign Securities Fund,

Templeton Global Bond Securities Fund,

Janus Aspen Global Technology Portfolio,

Janus Aspen Overseas Portfolio,

Janus Aspen Worldwide Portfolio,

Legg Mason Western Asset Variable Global High Yield Bond Portfolio,

Legg Mason Western Asset Variable Strategic Bond Portfolio,

BlackRock High Yield Portfolio,

Clarion Global Real Estate Portfolio,

Harris Oakmark International Portfolio,

Invesco Small Cap Growth Portfolio,

Loomis Sayles Global Markets Portfolio,

Lord Abbett Bond Debenture Portfolio,

MFS(R) Emerging Markets Equity Portfolio,

MFS(R) Research International Portfolio,

Pioneer Strategic Income Portfolio,

Third Avenue Small Cap Value Portfolio,

Artio International Stock Portfolio,

Morgan Stanley EAFE(R) Index Portfolio,

Oppenheimer Global Equity Portfolio,

Russell 2000(R) Index Portfolio,

MFS(R) Global Equity Series,

MFS(R) High Income Series,

MFS(R) New Discovery Series,

Oppenheimer Main Street Small Cap Fund(R)/VA,

Pioneer Emerging Markets VCT Portfolio,

Putnam VT International Value Fund,

Royce Micro-Cap Portfolio,

Royce Small-Cap Portfolio,

UIF Emerging Markets Debt Portfolio and

UIF Emerging Markets Equity Portfolio

(the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each category of international, small-cap and high-yield Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

American Funds Monitoring Policy. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a 'plan' (i.e. arrangements where an employer or trustee will own a group of Policies on the lives of certain employees or in other instances, where a group of Policies will be purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner). You should read the Fund prospectuses for more details.

We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. We are not currently enforcing these restrictions but reserve the right to do so in the future.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value. We are not currently enforcing these restrictions but reserve the right to do so in the future.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to return your allocation percentages for the Investment Options to the allocation percentages you originally selected. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

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The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy Summary; or if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE OF
    INSURED        PERCENTAGE
---------------    ----------
      0-40             250
       45              215
       50              185
       55              150
       60              130
       65              120
       70              115
       75              105
      95+              100


Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in APPENDIX D.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Under Death Benefit Option 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount plus Premium Payments paid, minus partial surrenders, accumulated at the specified interest rate. Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The following changes in Death Benefit Options are permissible:

     Option 1 -- 2

     Option 2 -- 1

     Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There are no other direct consequences of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death at our Administrative Office. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (See "Limits on Right to Contest and Suicide Exclusion"). In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment. The amount of the Death Benefit that exceeds the Contract Value is paid from the Company's General Account. Death Benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

                              BENEFITS AT MATURITY

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If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

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                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy when you apply for the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is

NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under
Section 1035.

                                POLICY SURRENDERS

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You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven
(7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.

                                  POLICY LOANS

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While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     - Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request at our Administrative Office. We may postpone the payment of the loans under certain conditions.

     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy's Contract Value as of the date we receive the loan request.

     - We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

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                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity Date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

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The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF CONTRACT VALUE (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CONTRACT VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract.

     -    Diversification requirements for separate account assets.

     - Limitations on policy owner's control over the assets in a separate account.

     - Guidelines to determine the maximum amount of premium that may be paid into a policy.

     -    Limitations on withdrawals from a policy.

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. However, the foregoing exceptions generally do not apply to a corporate owner of a MEC.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax. Any outstanding loan at the time of an exchange is generally taxable to the extent of policy gain.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

INVESTMENT IN THE POLICY

Investment in the policy generally means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

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The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, the estate tax has been repealed for estates of decedents dying in 2010, scheduled to be reinstated in 2011, with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

During repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Consult your tax advisor.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                           TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the

Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800--289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the Funds of the American Funds Insurance Series available under the Policy for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Policy Charges and Deductions -- Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. To the extent permitted by FINRA rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, and MetLife Advisers, LLC. MetLife Investment Funds Management LLC and MetLife Advisers LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Administrative Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Administrative Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Administrative Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Contract Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

We may also withhold payment of proceeds, loan amounts, or surrenders or partial surrender proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check or pre-authorized checking account deduction has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Contract Value, Stated Amount and Amount Insured;

     -    the date and amount of each Premium Payment;

     -    the date and amount of each Monthly Deduction;

     - the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     -    the date and amount of any partial surrenders;

     -    the annualized cost of any Riders purchased under the Policy; and

     - a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Administrative Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     -    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     -    decreases in the Stated Amount of insurance

     -    changing the Death Benefit option

     -    changes to the way your Premiums Payments are allocated

     -    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company at our Administrative Office.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements and financial highlights comprising each of the Investment Options of MetLife of CT Fund UL III for Variable Life Insurance included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account, MetLife of CT Fund UL III for Variable Life Insurance, are attached to this prospectus. The financial statements of the Company are in the Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

                                   APPENDIX A

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                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

ADMINISTRATIVE OFFICE -- the administrative office of the Company located at MetLife -Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830, or other location designated by the Company in writing.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104-2351.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- MetLife Insurance Company of Connecticut

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

HOME OFFICE -- the home office of the Company located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- MetLife Insurance Company of Connecticut.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- MetLife Insurance Company of Connecticut.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLAN EFFECTIVE DATE -- the Policy Date of the first Policy issued for a plan (i.e., an arrangement where an employer or trustee will own a group of Policies on the lives of certain employees, or in other instances, where a group of Policies will be purchased at one time).

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY --Corporate Owned Variable Universal Life Insurance III, a corporate owned variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- MetLife Insurance Company of Connecticut.

YOU, YOUR -- the owner(s) of the Policy.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B

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                     ADDITIONAL INFORMATION REGARDING FUNDS

Some of the Funds listed below were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
AIM VARIABLE INSURANCE FUNDS                   AIM VARIABLE INSURANCE FUNDS (INVESCO
                                                 VARIABLE INSURANCE FUNDS)
  AIM V.I. Global Real Estate Fund               Invesco V.I. Global Real Estate Fund
  AIM V.I. International Growth Fund             Invesco V.I. International Growth Fund
DREYFUS VARIABLE INVESTMENT FUND               DREYFUS VARIABLE INVESTMENT FUND
  Developing Leaders Portfolio                   Opportunistic Small Cap Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST      LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive        Legg Mason ClearBridge Variable Aggressive
     Growth Portfolio                               Growth Portfolio
  Legg Mason Partners Variable Appreciation      Legg Mason ClearBridge Variable
     Portfolio                                      Appreciation Portfolio
  Legg Mason Partners Variable Capital and       Legg Mason ClearBridge Variable Equity
     Income Portfolio                               Income Builder Portfolio
  Legg Mason Partners Variable Fundamental       Legg Mason ClearBridge Variable
     Value Growth Portfolio                         Fundamental All Cap Value Portfolio
  Legg Mason Partners Variable Investors         Legg Mason ClearBridge Variable Large Cap
     Portfolio                                      Value Portfolio
  Legg Mason Partners Variable Large Cap         Legg Mason ClearBridge Variable Large Cap
     Growth Portfolio                               Growth Portfolio
  Legg Mason Partners Variable Social            Legg Mason Investment Counsel Variable
     Awareness Portfolio                            Social Awareness Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST      LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable Global High       Legg Mason Western Asset Variable Global
     Yield Bond Portfolio                           High Yield Bond Portfolio
  Legg Mason Partners Variable Strategic Bond    Legg Mason Western Asset Variable
     Portfolio                                      Strategic Bond Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Met/AIM Small Cap Growth Portfolio+            Invesco Small Cap Growth Portfolio+
  Van Kampen Mid Cap Growth Portfolio            Morgan Stanley Mid Cap Growth Portfolio
PUTNAM VARIABLE TRUST                          PUTNAM VARIABLE TRUST
  Putnam VT International Growth and Income      Putnam VT International Value Fund
     Fund


+ Not available under all Policies. Availability depends on Plan Effective Date.

FUND MERGERS/REORGANIZATIONS

The following former Funds were merged with and into the new Funds.

                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  FI Mid Cap Opportunities Portfolio           Morgan Stanley Mid Cap Growth Portfolio

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C

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                   TARGET PREMIUM PER $1,000 OF STATED AMOUNT

                          (IF AVAILABLE IN YOUR STATE)

AGE                MALE                 FEMALE                UNISEX
---             ---------             ---------             ---------
 20              20.75046              17.76811              20.15660
 21              21.43931              18.41151              20.83692
 22              22.15540              19.07822              21.54229
 23              22.89985              19.77061              22.27547
 24              23.67203              20.49002              23.03759
 25              24.47303              21.23587              23.82807
 26              25.30237              22.00956              24.64648
 27              26.15803              22.81058              25.49061
 28              27.04391              23.64019              26.36478
 29              27.96810              24.49974              27.27515
 30              28.93223              25.39050              28.22519
 31              29.93846              26.31420              29.21513
 32              30.98879              27.26929              30.24699
 33              32.08244              28.25862              31.31966
 34              33.21998              29.28066              32.43372
 35              34.40231              30.33542              33.58984
 36              35.62875              31.42269              34.78864
 37              36.89887              32.54581              36.02937
 38              38.21380              33.70666              37.31331
 39              39.57333              34.90869              38.64156
 40              40.98082              36.15456              40.01542
 41              42.43483              37.44393              41.43655
 42              43.93497              38.77792              42.90320
 43              45.47934              40.15795              44.41354
 44              47.06408              41.58437              45.96532
 45              48.68721              43.05748              47.55816
 46              50.35153              44.57635              49.19205
 47              52.05909              46.14015              50.86933
 48              53.82129              47.74978              52.60081
 49              55.65264              49.40329              54.39601
 50              57.55331              51.10045              56.25603
 51              59.52395              52.84293              58.18077
 52              61.56006              54.62786              60.16500
 53              63.65497              56.45561              62.20607
 54              65.80535              58.32662              64.29880
 55              68.00239              60.24140              66.43654
 56              70.24448              62.19765              68.61843
 57              72.53540              64.19326              70.84671
 58              74.89684              66.22932              73.13829
 59              77.34745              68.30904              75.50944
 60              79.88828              70.43886              77.96041

AGE                MALE                 FEMALE                UNISEX
---             ---------             ---------             ---------
 61              82.50695              72.62267              80.48453
 62              85.18613              74.86294              83.06646
 63              87.90817              77.16453              85.69409
 64              90.67166              79.53113              88.36535
 65              93.48089              81.96817              91.08574
 66              96.35338              84.48046              93.86943
 67              99.31975              87.07340              96.74203
 68             102.40600              89.75142              99.72414
 69             105.64164              92.52270             102.84177
 70             109.04977              95.39222             106.11045
 71             112.63969              98.36063             109.53631
 72             116.38886             101.42742             113.10176
 73             120.28963             104.60168             116.80131
 74             124.39784             107.89189             120.67888
 75             128.76831             111.31764             124.77812
 76             133.45523             114.90649             129.14242
 77             138.49658             118.69317             133.80624
 78             143.89584             122.71355             138.77520
 79             149.64681             127.01309             144.04965
 80             155.77273             131.63730             149.65179

                                   APPENDIX D

--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

                          (IF AVAILABLE IN YOUR STATE)

ATTAINED AGE               MALE                FEMALE               UNISEX
------------             --------             --------             --------
     20                  796.856%             902.894%             796.856%
     21                  770.878%             871.381%             770.878%
     22                  745.677%             840.968%             745.677%
     23                  721.181%             811.562%             721.181%
     24                  697.376%             783.122%             697.376%
     25                  674.290%             755.675%             674.290%
     26                  651.938%             729.176%             651.938%
     27                  630.362%             703.635%             630.362%
     28                  609.463%             679.010%             609.463%
     29                  589.127%             655.262%             589.127%
     30                  569.320%             632.357%             569.320%
     31                  550.066%             610.257%             550.066%
     32                  531.358%             588.984%             531.358%
     33                  513.231%             568.474%             513.231%
     34                  495.687%             548.742%             495.687%
     35                  478.726%             529.769%             478.726%
     36                  462.344%             511.538%             462.344%
     37                  446.549%             493.984%             446.549%
     38                  431.325%             477.072%             431.325%
     39                  416.657%             460.756%             416.657%
     40                  402.531%             445.006%             402.531%
     41                  388.928%             429.826%             388.928%
     42                  375.852%             415.200%             375.852%
     43                  363.297%             401.115%             363.297%
     44                  351.258%             387.562%             351.258%
     45                  339.716%             374.532%             339.716%
     46                  328.651%             362.023%             328.651%
     47                  318.032%             350.027%             318.032%
     48                  307.803%             338.525%             307.803%
     49                  297.926%             327.511%             297.926%
     50                  288.403%             316.969%             288.403%
     51                  279.237%             306.875%             279.237%
     52                  270.441%             297.224%             270.441%
     53                  262.012%             287.995%             262.012%
     54                  253.952%             279.168%             253.952%
     55                  246.259%             270.721%             246.259%
     56                  238.921%             262.644%             238.921%
     57                  231.917%             254.922%             231.917%
     58                  225.204%             247.535%             225.204%
     59                  218.752%             240.457%             218.752%
     60                  212.561%             233.663%             212.561%

ATTAINED AGE               MALE                FEMALE               UNISEX
------------             --------             --------             --------
     61                  206.635%             227.134%             206.635%
     62                  200.988%             220.859%             200.988%
     63                  195.616%             214.823%             195.616%
     64                  190.506%             209.017%             190.506%
     65                  185.637%             203.431%             185.637%
     66                  180.985%             198.056%             180.985%
     67                  176.526%             192.887%             176.526%
     68                  172.243%             187.918%             172.243%
     69                  168.122%             183.143%             168.122%
     70                  164.158%             178.556%             164.158%
     71                  160.357%             174.158%             160.357%
     72                  156.733%             169.949%             156.733%
     73                  153.291%             165.919%             153.291%
     74                  150.012%             162.063%             150.012%
     75                  146.885%             158.372%             146.885%
     76                  155.141%             155.141%             155.141%
     77                  152.556%             152.556%             152.556%
     78                  150.067%             150.067%             150.067%
     79                  147.665%             147.665%             147.665%
     80                  145.630%             145.630%             145.630%
     81                  143.404%             143.404%             143.404%
     82                  141.307%             141.307%             141.307%
     83                  139.321%             139.321%             139.321%
     84                  137.428%             137.428%             137.428%
     85                  130.271%             130.271%             130.271%
     86                  128.604%             128.604%             128.604%
     87                  127.012%             127.012%             127.012%
     88                  125.528%             125.528%             125.528%
     89                  124.135%             124.135%             124.135%
     90                  122.791%             122.791%             122.791%
     91                  121.378%             121.378%             121.378%
     92                  119.851%             119.851%             119.851%
     93                  118.274%             118.274%             118.274%
     94                  116.681%             116.681%             116.681%
     95                  115.085%             115.085%             115.085%
     96                  113.438%             113.438%             113.438%
     97                  111.634%             111.634%             111.634%
     98                  109.478%             109.478%             109.478%
     99                  106.779%             106.779%             106.779%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4(th) Floor, Iselin, NJ 08830 or by calling us at 1-888-458-2654.

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Securities and Exchange Commission (the "SEC") at 202-942-8090. Reports and other information about the Registrant, including the SAI, are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549.

Investment Company Act File Numbers: 811-09215

Book 51                                                                     5/10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
MetLife of CT Fund UL III for Variable Life Insurance and Board of Directors of
MetLife Insurance Company of Connecticut

We have audited the accompanying statements of assets and liabilities of MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account") of MetLife Insurance Company of Connecticut (the "Company") comprising each of the individual Investment Options listed in Note 2.A as of December 31, 2009, the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in
Note 7 for each of the periods presented in the five year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Options constituting the Separate Account of the Company as of December 31, 2009, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights for each of the periods presented in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2010

This page is intentionally left blank.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                     AIM V.I. GLOBAL             AIM V.I. ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                         REAL ESTATE INTERNATIONAL GROWTH INTERMEDIATE BOND INTERNATIONAL VALUE
                                   INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
                                   ----------------- -------------------- ----------------- -------------------
ASSETS:
  Investments at fair value              $ 3,371,650         $ 24,378,186       $ 2,832,813             $ 2,697
                                   ----------------- -------------------- ----------------- -------------------
       Total Assets                        3,371,650           24,378,186         2,832,813               2,697
                                   ----------------- -------------------- ----------------- -------------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               78                  132                46                   2
                                   ----------------- -------------------- ----------------- -------------------
       Total Liabilities                          78                  132                46                   2
                                   ----------------- -------------------- ----------------- -------------------
NET ASSETS                               $ 3,371,572         $ 24,378,054       $ 2,832,767             $ 2,695
                                   ================= ==================== ================= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   AMERICAN CENTURY VP AMERICAN CENTURY VP    AMERICAN FUNDS    AMERICAN FUNDS
                                                 ULTRA               VISTA              BOND     GLOBAL GROWTH
                                     INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ------------------- ------------------- ----------------- -----------------
ASSETS:
  Investments at fair value                   $ 25,673         $ 2,839,513           $ 2,942      $ 18,588,727
                                   ------------------- ------------------- ----------------- -----------------
       Total Assets                             25,673           2,839,513             2,942        18,588,727
                                   ------------------- ------------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                 13                  36                 2                55
                                   ------------------- ------------------- ----------------- -----------------
       Total Liabilities                            13                  36                 2                55
                                   ------------------- ------------------- ----------------- -----------------
NET ASSETS                                    $ 25,660         $ 2,839,477           $ 2,940      $ 18,588,672
                                   =================== =================== ================= =================

The accompanying notes are an integral part of these financial statements.

   AMERICAN FUNDS                                                                         AMERICAN FUNDS U.S.
     GLOBAL SMALL    AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS    AMERICAN FUNDS      GOVERNMENT/AAA
   CAPITALIZATION            GROWTH     GROWTH-INCOME     INTERNATIONAL         NEW WORLD    RATED SECURITIES
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
            $ 842      $ 71,327,575      $ 24,495,818      $ 25,427,993       $ 5,216,887           $ 446,343
----------------- ----------------- ----------------- ----------------- ----------------- -------------------
              842        71,327,575        24,495,818        25,427,993         5,216,887             446,343
------------ ---- ----------------- ----------------- ----------------- ----------------- -------------------
               --               143                 9               119                27                  24
------------ ---- ----------------- ----------------- ----------------- ----------------- -------------------
               --               143                 9               119                27                  24
------------ ---- ----------------- ----------------- ----------------- ----------------- -------------------
            $ 842      $ 71,327,432      $ 24,495,809      $ 25,427,874       $ 5,216,860           $ 446,319
================= ================= ================= ================= ================= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                        DELAWARE VIP       DREYFUS VIF        DREYFUS VIF      FIDELITY VIP
                                     SMALL CAP VALUE      APPRECIATION DEVELOPING LEADERS        CONTRAFUND
                                   INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ------------------ -----------------
ASSETS:
  Investments at fair value             $ 10,353,732         $ 930,001          $ 995,843      $ 34,498,632
                                   ----------------- ----------------- ------------------ -----------------
       Total Assets                       10,353,732           930,001            995,843        34,498,632
                                   ----------------- ----------------- ------------------ -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                              125                13                 31                81
                                   ----------------- ----------------- ------------------ -----------------
       Total Liabilities                         125                13                 31                81
                                   ----------------- ----------------- ------------------ -----------------
NET ASSETS                              $ 10,353,607         $ 929,988          $ 995,812      $ 34,498,551
                                   ================= ================= ================== =================

The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
    EQUITY-INCOME      FREEDOM 2015      FREEDOM 2020      FREEDOM 2030   GROWTH & INCOME       HIGH INCOME
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 10,570,077           $ 4,976             $ 390           $ 2,010          $ 10,834           $ 1,287
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
       10,570,077             4,976               390             2,010            10,834             1,287
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               --                 4                --                 1                20                 1
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               --                 4                --                 1                20                 1
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 10,570,077           $ 4,972             $ 390           $ 2,009          $ 10,814           $ 1,286
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                              FIDELITY VIP
                                                          INVESTMENT GRADE
                                   FIDELITY VIP INDEX 500             BOND FIDELITY VIP MID CAP FIDELITY VIP OVERSEAS
                                       INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
                                   --------------------- ----------------- -------------------- ---------------------
ASSETS:
  Investments at fair value                 $ 24,154,695             $ 301         $ 24,713,915           $ 5,679,553
                                   --------------------- ----------------- -------------------- ---------------------
       Total Assets                           24,154,695               301           24,713,915             5,679,553
                                   --------------------- ----------------- -------------------- ---------------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                   37                15                  112                    63
                                   --------------------- ----------------- -------------------- ---------------------
       Total Liabilities                              37                15                  112                    63
                                   --------------------- ----------------- -------------------- ---------------------
NET ASSETS                                  $ 24,154,658             $ 286         $ 24,713,803           $ 5,679,490
                                   ===================== ================= ==================== =====================

The accompanying notes are an integral part of these financial statements.

  FTVIPT FRANKLIN   FTVIPT TEMPLETON                     FTVIPT TEMPLETON
    SMALL-MID CAP DEVELOPING MARKETS   FTVIPT TEMPLETON       GLOBAL BOND       JANUS ASPEN JANUS ASPEN GLOBAL
GROWTH SECURITIES         SECURITIES FOREIGN SECURITIES        SECURITIES        ENTERPRISE         TECHNOLOGY
INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
      $ 4,836,747       $ 10,426,138       $ 18,811,635       $ 8,069,608       $ 2,820,100        $ 1,540,950
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
        4,836,747         10,426,138         18,811,635         8,069,608         2,820,100          1,540,950
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
              106                 71                137                84                36                 40
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
              106                 71                137                84                36                 40
----------------- ------------------ ------------------ ----------------- ----------------- ------------------
      $ 4,836,641       $ 10,426,067       $ 18,811,498       $ 8,069,524       $ 2,820,064        $ 1,540,910
================= ================== ================== ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                                                                           LMPVET CLEARBRIDGE
                                                     JANUS ASPEN PERKINS       JANUS ASPEN    VARIABLE EQUITY
                                JANUS ASPEN OVERSEAS       MID CAP VALUE         WORLDWIDE     INCOME BUILDER
                                   INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
                                 ------------------- ------------------- ----------------- ------------------
ASSETS:
Investments at fair value                $ 4,694,894        $ 12,030,003         $ 910,122          $ 862,858
                                 ------------------- ------------------- ----------------- ------------------
Total Assets                               4,694,894          12,030,003           910,122            862,858
                                 ------------------- ------------------- ----------------- ------------------
LIABILITIES:
Due to MetLife Insurance Company
   of Connecticut                                 68                  81                27                 17
                                 ------------------- ------------------- ----------------- ------------------
Total Liabilities                                 68                  81                27                 17
                                 ------------------- ------------------- ----------------- ------------------
NET ASSETS                               $ 4,694,826        $ 12,029,922         $ 910,095          $ 862,841
                                 =================== =================== ================= ==================

The accompanying notes are an integral part of these financial statements.

                                                                                                             LMPVET GLOBAL
 LMPVET CLEARBRIDGE                         LMPVET CLEARBRIDGE                    LMPVET CLEARBRIDGE     CURRENTS VARIABLE
VARIABLE AGGRESSIVE    LMPVET CLEARBRIDGE VARIABLE FUNDAMENTAL LMPVET CLEARBRIDGE VARIABLE LARGE CAP INTERNATIONAL ALL CAP
             GROWTH VARIABLE APPRECIATION                VALUE VARIABLE INVESTORS             GROWTH           OPPORTUNITY
  INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION  INVESTMENT OPTION  INVESTMENT OPTION     INVESTMENT OPTION
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
        $ 1,046,282              $ 14,119          $ 3,201,873        $ 3,468,221          $ 817,134             $ 569,172
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
          1,046,282                14,119            3,201,873          3,468,221            817,134               569,172
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
                 51                    35                   96                 62                 53                    73
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
                 51                    35                   96                 62                 53                    73
------------------- --------------------- -------------------- ------------------ ------------------ ---------------------
        $ 1,046,231              $ 14,084          $ 3,201,777        $ 3,468,159          $ 817,081             $ 569,099
=================== ===================== ==================== ================== ================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   LMPVET INVESTMENT        LMPVIT WESTERN    LMPVIT WESTERN
                                    COUNSEL VARIABLE ASSET VARIABLE GLOBAL    ASSET VARIABLE    MIST BLACKROCK
                                    SOCIAL AWARENESS       HIGH YIELD BOND    STRATEGIC BOND        HIGH YIELD
                                   INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- --------------------- ----------------- -----------------
ASSETS:
  Investments at fair value                $ 486,034           $ 5,246,061       $ 1,436,035      $ 18,734,913
                                   ----------------- --------------------- ----------------- -----------------
       Total Assets                          486,034             5,246,061         1,436,035        18,734,913
                                   ----------------- --------------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               14                    35                45                19
                                   ----------------- --------------------- ----------------- -----------------
       Total Liabilities                          14                    35                45                19
                                   ----------------- --------------------- ----------------- -----------------
NET ASSETS                                 $ 486,020           $ 5,246,026       $ 1,435,990      $ 18,734,894
                                   ================= ===================== ================= =================

The accompanying notes are an integral part of these financial statements.

                                            MIST HARRIS
   MIST BLACKROCK MIST CLARION GLOBAL           OAKMARK                         MIST LAZARD MIST LOOMIS SAYLES
   LARGE CAP CORE         REAL ESTATE     INTERNATIONAL  MIST JANUS FORTY           MID CAP     GLOBAL MARKETS
INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
      $ 9,548,856        $ 12,410,468       $ 7,418,076      $ 19,077,599       $ 1,611,966        $ 3,759,522
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
        9,548,856          12,410,468         7,418,076        19,077,599         1,611,966          3,759,522
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
               47                  80               127               110                44                 26
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
               47                  80               127               110                44                 26
----------------- ------------------- ----------------- ----------------- ----------------- ------------------
      $ 9,548,809        $ 12,410,388       $ 7,417,949      $ 19,077,489       $ 1,611,922        $ 3,759,496
================= =================== ================= ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                    MIST LORD ABBETT  MIST LORD ABBETT  MIST LORD ABBETT      MIST MET/AIM
                                      BOND DEBENTURE GROWTH AND INCOME     MID CAP VALUE  SMALL CAP GROWTH
                                   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value                $ 712,917       $ 2,208,501       $ 5,736,819         $ 149,668
                                   ----------------- ----------------- ----------------- -----------------
       Total Assets                          712,917         2,208,501         5,736,819           149,668
                                   ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               80                98               123                54
                                   ----------------- ----------------- ----------------- -----------------
       Total Liabilities                          80                98               123                54
                                   ----------------- ----------------- ----------------- -----------------
NET ASSETS                                 $ 712,837       $ 2,208,403       $ 5,736,696         $ 149,614
                                   ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                                             MIST PIMCO
MIST MFS EMERGING MIST MFS RESEARCH INFLATION PROTECTED                        MIST PIONEER MIST T. ROWE PRICE
   MARKETS EQUITY     INTERNATIONAL                BOND MIST PIONEER FUND  STRATEGIC INCOME     MID CAP GROWTH
INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
      $ 5,038,354       $ 3,476,845        $ 17,226,623         $ 723,838           $ 1,367        $ 1,610,406
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
        5,038,354         3,476,845          17,226,623           723,838             1,367          1,610,406
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
               24                 5                 166                44                 1                 27
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
               24                 5                 166                44                 1                 27
----------------- ----------------- ------------------- ----------------- ----------------- ------------------
      $ 5,038,330       $ 3,476,840        $ 17,226,457         $ 723,794           $ 1,366        $ 1,610,379
================= ================= =================== ================= ================= ==================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                   MIST THIRD AVENUE     MSF BLACKROCK     MSF BLACKROCK     MSF BLACKROCK
                                     SMALL CAP VALUE AGGRESSIVE GROWTH       BOND INCOME       DIVERSIFIED
                                   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value              $ 9,040,056       $ 4,638,164       $ 4,256,885         $ 669,929
                                   ----------------- ----------------- ----------------- -----------------
       Total Assets                        9,040,056         4,638,164         4,256,885           669,929
                                   ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               36                85                14                47
                                   ----------------- ----------------- ----------------- -----------------
       Total Liabilities                          36                85                14                47
                                   ----------------- ----------------- ----------------- -----------------
NET ASSETS                               $ 9,040,020       $ 4,638,079       $ 4,256,871         $ 669,882
                                   ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

                      MSF BLACKROCK                                                                   MSF METLIFE
    MSF BLACKROCK  LEGACY LARGE CAP     MSF BLACKROCK                               MSF METLIFE      CONSERVATIVE
  LARGE CAP VALUE            GROWTH      MONEY MARKET MSF FI VALUE LEADERS AGGRESSIVE ALLOCATION        ALLOCATION
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
      $ 2,844,479       $ 2,381,359     $ 154,467,640         $ 5,908,318           $ 2,627,448       $ 1,071,130
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
        2,844,479         2,381,359       154,467,640           5,908,318             2,627,448         1,071,130
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
               36                43                95                  33                   115                42
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
               36                43                95                  33                   115                42
----------------- ----------------- ----------------- -------------------- --------------------- -----------------
      $ 2,844,443       $ 2,381,316     $ 154,467,545         $ 5,908,285           $ 2,627,333       $ 1,071,088
================= ================= ================= ==================== ===================== =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                           MSF METLIFE                                                  MSF METLIFE
                                       CONSERVATIVE TO         MSF METLIFE         MSF METLIFE           MODERATE TO
                                   MODERATE ALLOCATION MID CAP STOCK INDEX MODERATE ALLOCATION AGGRESSIVE ALLOCATION
                                     INVESTMENT OPTION   INVESTMENT OPTION   INVESTMENT OPTION     INVESTMENT OPTION
                                   ------------------- ------------------- ------------------- ---------------------
ASSETS:
  Investments at fair value                 $ 591,939         $ 1,721,978        $ 3,250,047          $ 1,903,655
                                   ------------------- ------------------- ------------------- ---------------------
       Total Assets                           591,939           1,721,978          3,250,047            1,903,655
                                   ------------------- ------------------- ------------------- ---------------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                83                   8                 45                   62
                                   ------------------- ------------------- ------------------- ---------------------
       Total Liabilities                           83                   8                 45                   62
                                   ------------------- ------------------- ------------------- ---------------------
NET ASSETS                                  $ 591,856         $ 1,721,970        $ 3,250,002          $ 1,903,593
                                   =================== =================== =================== =====================

The accompanying notes are an integral part of these financial statements.

MSF METLIFE STOCK     MSF MFS TOTAL                     MSF OPPENHEIMER  MSF RUSSELL 2000 MSF T. ROWE PRICE
            INDEX            RETURN     MSF MFS VALUE     GLOBAL EQUITY             INDEX  LARGE CAP GROWTH
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 29,939,480      $ 23,354,946       $ 8,475,529         $ 303,058      $ 13,272,955       $ 1,426,512
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
       29,939,480        23,354,946         8,475,529           303,058        13,272,955         1,426,512
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               68                --                75                11               171                28
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               68                --                75                11               171                28
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
     $ 29,939,412      $ 23,354,946       $ 8,475,454         $ 303,047      $ 13,272,784       $ 1,426,484
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2009

                                         MSF WESTERN
                                    ASSET MANAGEMENT     PIMCO VIT LOW   PIMCO VIT TOTAL       PIONEER VCT
                                     U.S. GOVERNMENT          DURATION            RETURN  EMERGING MARKETS
                                   INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                                   ----------------- ----------------- ----------------- -----------------
ASSETS:
  Investments at fair value              $ 7,684,788      $ 16,739,995     $ 173,692,807       $ 5,031,380
                                   ----------------- ----------------- ----------------- -----------------
       Total Assets                        7,684,788        16,739,995       173,692,807         5,031,380
                                   ----------------- ----------------- ----------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                               66                71                36                37
                                   ----------------- ----------------- ----------------- -----------------
       Total Liabilities                          66                71                36                37
                                   ----------------- ----------------- ----------------- -----------------
NET ASSETS                               $ 7,684,722      $ 16,739,924     $ 173,692,771       $ 5,031,343
                                   ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

      PIONEER VCT     PUTNAM VT NEW                                          UIF EMERGING      VANGUARD VIF
    MID CAP VALUE     OPPORTUNITIES   ROYCE MICRO-CAP   ROYCE SMALL-CAP    MARKETS EQUITY DIVERSIFIED VALUE
INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      $ 1,972,382         $ 156,569       $ 2,612,765      $ 10,011,867       $ 5,610,935         $ 719,025
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
        1,972,382           156,569         2,612,765        10,011,867         5,610,935           719,025
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               77                46                91                86                38                84
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
               77                46                91                86                38                84
----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      $ 1,972,305         $ 156,523       $ 2,612,674      $ 10,011,781       $ 5,610,897         $ 718,941
================= ================= ================= ================= ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2009

                                                            VANGUARD VIF
                                   VANGUARD VIF EQUITY        SHORT-TERM
                                                 INDEX  INVESTMENT GRADE
                                     INVESTMENT OPTION INVESTMENT OPTION
                                   ------------------- -----------------
ASSETS:
  Investments at fair value                $ 1,311,742         $ 255,194
                                   ------------------- -----------------
       Total Assets                          1,311,742           255,194
                                   ------------------- -----------------
LIABILITIES:
  Due to MetLife Insurance Company
     of Connecticut                                 64                59
                                   ------------------- -----------------
       Total Liabilities                            64                59
                                   ------------------- -----------------
NET ASSETS                                 $ 1,311,678         $ 255,135
                                   =================== =================

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                AIM V.I. GLOBAL                AIM V.I.    ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                                    REAL ESTATE    INTERNATIONAL GROWTH    INTERMEDIATE BOND INTERNATIONAL VALUE
                                              INVESTMENT OPTION       INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                           -------------------- ----------------------- -------------------- -------------------
INVESTMENT INCOME:
      Dividends                                         $ --               $ 321,862                 $ 22                   $ 32
                                           -------------------- ----------------------- -------------------- -------------------
EXPENSES:
      Mortality and expense risk
        charges                                        3,859                  49,596                1,131                      2
                                           -------------------- ----------------------- -------------------- -------------------
           Net investment income (loss)               (3,859)                272,266               (1,109)                    30
                                           -------------------- ----------------------- -------------------- -------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                      --                   --                     --
      Realized gains (losses) on sale of
        investments                                   33,988              (6,354,807)                  35                     17
                                           -------------------- ----------------------- -------------------- -------------------
           Net realized gains (losses)                33,988              (6,354,807)                  35                     17
                                           -------------------- ----------------------- -------------------- -------------------
     Change in unrealized gains (losses)
        on investments                               803,242              13,832,970               26,083                    500
                                           -------------------- ----------------------- -------------------- -------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  837,230               7,478,163               26,118                    517
                                           -------------------- ----------------------- -------------------- -------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 833,371             $ 7,750,429             $ 25,009                  $ 547
                                           ==================== ======================= ==================== ===================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                        AMERICAN FUNDS
AMERICAN CENTURY VP    AMERICAN CENTURY VP       AMERICAN FUNDS    AMERICAN FUNDS         GLOBAL SMALL    AMERICAN FUNDS
              ULTRA                  VISTA                 BOND     GLOBAL GROWTH       CAPITALIZATION            GROWTH
  INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
               $ 61                   $ --                 $ 79         $ 207,479                  $ 2         $ 397,660
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
                 52                  3,129                    2            29,374                   --           122,044
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
                  9                 (3,129)                  77           178,105                    2           275,616
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
                 --                     --                   --                --                   --                --
               (140)                12,712                    5        (1,070,558)                   8        (6,218,573)
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
               (140)                12,712                    5        (1,070,558)                   8        (6,218,573)
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
              6,701                524,450                  103         5,297,751                  331        26,523,734
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
              6,561                537,162                  108         4,227,193                  339        20,305,161
---------------------- ---------------------- ----------------- -------------------- ----------------- --------------------
            $ 6,570              $ 534,033                $ 185       $ 4,405,298                $ 341      $ 20,580,777
====================== ====================== ================= ==================== ================= ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                                       AMERICAN FUNDS U.S.
                                              AMERICAN FUNDS       AMERICAN FUNDS       AMERICAN FUNDS      GOVERNMENT/AAA
                                               GROWTH-INCOME        INTERNATIONAL            NEW WORLD    RATED SECURITIES
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION
                                           -------------------- -------------------- ----------------- ----------------------
INVESTMENT INCOME:
      Dividends                                    $ 339,468            $ 327,178             $ 63,954            $ 10,840
                                           -------------------- -------------------- ----------------- ----------------------
EXPENSES:
      Mortality and expense risk
        charges                                       42,601               37,399                5,476                 933
                                           -------------------- -------------------- ----------------- ----------------------
           Net investment income (loss)              296,867              289,779               58,478               9,907
                                           -------------------- -------------------- ----------------- ----------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --              101,713                   --               3,129
      Realized gains (losses) on sale of
        investments                               (8,959,627)          (1,870,102)               2,412             (31,578)
                                           -------------------- -------------------- ----------------- ----------------------
           Net realized gains (losses)            (8,959,627)          (1,768,389)               2,412             (28,449)
                                           -------------------- -------------------- ----------------- ----------------------
     Change in unrealized gains (losses)
        on investments                            14,737,513            9,875,275            1,410,822              50,441
                                           -------------------- -------------------- ----------------- ----------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                5,777,886            8,106,886            1,413,234              21,992
                                           -------------------- -------------------- ----------------- ----------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 6,074,753          $ 8,396,665          $ 1,471,712            $ 31,899
                                           ==================== ==================== ================= ======================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

     DELAWARE VIP          DREYFUS VIF           DREYFUS VIF         FIDELITY VIP         FIDELITY VIP      FIDELITY VIP
  SMALL CAP VALUE         APPRECIATION    DEVELOPING LEADERS           CONTRAFUND        EQUITY-INCOME      FREEDOM 2015
INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
         $ 88,256             $ 22,376              $ 14,275            $ 368,219            $ 199,467             $ 166
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
           16,597                1,865                 1,773               56,615               21,273                 4
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
           71,659               20,511                12,502              311,604              178,194               162
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
               --               65,291                    --                8,398                   --                30
       (1,009,799)            (235,744)             (200,263)          (2,673,482)             434,046               178
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
       (1,009,799)            (170,453)             (200,263)          (2,665,084)             434,046               208
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
        3,480,272              303,685               393,755           10,820,102            3,817,874               304
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
        2,470,473              133,232               193,492            8,155,018            4,251,920               512
-------------------- -------------------- --------------------- -------------------- ----------------- -----------------
      $ 2,542,132            $ 153,743             $ 205,994          $ 8,466,622          $ 4,430,114             $ 674
==================== ==================== ===================== ==================== ================= =================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                   FIDELITY VIP         FIDELITY VIP         FIDELITY VIP         FIDELITY VIP
                                                   FREEDOM 2020         FREEDOM 2030      GROWTH & INCOME          HIGH INCOME
                                              INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                         $ 12                 $ 40                 $ 83                 $ 91
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                          256                  128                   17                  145
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)                 (244)                 (88)                  66                  (54)
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                          2                    1                   --                   --
      Realized gains (losses) on sale of
        investments                                 (207,671)            (166,714)                (141)              12,035
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)              (207,669)            (166,713)                (141)              12,035
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                               214,577              156,371                2,380              220,544
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                    6,908              (10,342)               2,239              232,579
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                    $ 6,664            $ (10,430)             $ 2,305            $ 232,525
                                           ==================== ==================== ==================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                            FIDELITY VIP                                                   FTVIPT FRANKLIN      FTVIPT TEMPLETON
                        INVESTMENT GRADE                                                     SMALL-MID CAP    DEVELOPING MARKETS
FIDELITY VIP INDEX 500              BOND  FIDELITY VIP MID CAP  FIDELITY VIP OVERSEAS    GROWTH SECURITIES            SECURITIES
     INVESTMENT OPTION INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
             $ 530,089              $ 12             $ 102,425               $ 98,586                 $ --             $ 261,470
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
                31,068                66                50,609                 12,649                8,223                11,735
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
               499,021               (54)               51,816                 85,937               (8,223)              249,735
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
               382,204                 1               112,272                 18,514                   --                25,246
               147,845             7,097            (7,390,333)            (5,083,241)          (1,282,789)           (3,987,189)
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
               530,049             7,098            (7,278,061)            (5,064,727)          (1,282,789)           (3,961,943)
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
             4,527,164                (3)           15,270,167              6,345,897            2,984,078             6,500,076
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
             5,057,213             7,095             7,992,106              1,281,170            1,701,289             2,538,133
---------------------- ------------------ --------------------- ------------------------ -------------------- ---------------------
           $ 5,556,234           $ 7,041           $ 8,043,922            $ 1,367,107          $ 1,693,066           $ 2,787,868
====================== ================== ===================== ======================== ==================== =====================


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                  FTVIPT TEMPLETON
                                             FTVIPT TEMPLETON          GLOBAL BOND       JANUS ASPEN    JANUS ASPEN GLOBAL
                                           FOREIGN SECURITIES           SECURITIES        ENTERPRISE            TECHNOLOGY
                                            INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION     INVESTMENT OPTION
                                           --------------------- ----------------- -------------------- ---------------------
INVESTMENT INCOME:
      Dividends                                     $ 478,904            $ 958,176              $ --                  $ --
                                           --------------------- ----------------- -------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                        32,142               16,427             3,237                 1,412
                                           --------------------- ----------------- -------------------- ---------------------
           Net investment income (loss)               446,762              941,749            (3,237)               (1,412)
                                           --------------------- ----------------- -------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                     590,804                   --                --                    --
      Realized gains (losses) on sale of
        investments                                (1,082,348)             137,587           112,923               (95,231)
                                           --------------------- ----------------- -------------------- ---------------------
           Net realized gains (losses)               (491,544)             137,587           112,923               (95,231)
                                           --------------------- ----------------- -------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                              5,346,542              106,361           761,625               356,657
                                           --------------------- ----------------- -------------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 4,854,998              243,948           874,548               261,426
                                           --------------------- ----------------- -------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                 $ 5,301,760          $ 1,185,697         $ 871,311             $ 260,014
                                           ===================== ================= ==================== =====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                   LMPVET CLEARBRIDGE     LMPVET CLEARBRIDGE
                       JANUS ASPEN PERKINS           JANUSASPEN       VARIABLE EQUITY    VARIABLE AGGRESSIVE     LMPVET CLEARBRIDGE
JANUS ASPEN OVERSEAS         MID CAP VALUE            WORLDWIDE        INCOME BUILDER                 GROWTH  VARIABLE APPRECIATION
   INVESTMENT OPTION     INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION      INVESTMENT OPTION      INVESTMENT OPTION
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
            $ 14,887           $ 39,106             $ 10,431              $ 26,175                   $ --                   $ 267
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
               5,568             16,986                2,079                 1,612                  1,779                      29
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
               9,319             22,120                8,352                24,563                 (1,779)                    238
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
             100,888            331,850                   --                    --                     --                      --
             317,037           (160,317)            (169,848)             (165,147)              (477,245)                    (95)
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
             417,925            171,533             (169,848)             (165,147)              (477,245)                    (95)
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
           1,592,811          3,070,509              491,711               302,044                742,985                   2,391
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
           2,010,736          3,242,042              321,863               136,897                265,740                   2,296
-------------------- --------------------- -------------------- --------------------- ---------------------- -----------------------
         $ 2,020,055        $ 3,264,162            $ 330,215             $ 161,460              $ 263,961                 $ 2,534
==================== ===================== ==================== ===================== ====================== =======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                                                   LMPVET GLOBAL
                                         LMPVET CLEARBRIDGE                          LMPVET CLEARBRIDGE        CURRENTS VARIABLE
                                       VARIABLE FUNDAMENTAL    LMPVET CLEARBRIDGE    VARIABLE LARGE CAP    INTERNATIONAL ALL CAP
                                                      VALUE    VARIABLE INVESTORS                GROWTH              OPPORTUNITY
                                          INVESTMENT OPTION     INVESTMENT OPTION     INVESTMENT OPTION        INVESTMENT OPTION
                                       ----------------------- --------------------- --------------------- ------------------------
INVESTMENT INCOME:
      Dividends                                    $ 36,004              $ 54,273               $ 1,917                  $ 5,786
                                       ----------------------- --------------------- --------------------- ------------------------
EXPENSES:
      Mortality and expense risk
        charges                                       4,350                 6,039                 1,175                    1,181
                                       ----------------------- --------------------- --------------------- ------------------------
           Net investment income
             (loss)                                  31,654                48,234                   742                    4,605
                                       ----------------------- --------------------- --------------------- ------------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                        --                    --                    --                       --
      Realized gains (losses) on sale
        of investments                             (649,072)             (498,005)             (262,102)                (163,793)
                                       ----------------------- --------------------- --------------------- ------------------------
           Net realized gains (losses)             (649,072)             (498,005)             (262,102)                (163,793)
                                       ----------------------- --------------------- --------------------- ------------------------
     Change in unrealized gains
        (losses) on investments
                                                  1,141,019             1,040,135               476,367                  300,551
                                       ----------------------- --------------------- --------------------- ------------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                 491,947               542,130               214,265                  136,758
                                       ----------------------- --------------------- --------------------- ------------------------
     Net increase (decrease) in net
        assets resulting from
        operations                                $ 523,601             $ 590,364             $ 215,007                $ 141,363
                                       ======================= ===================== ===================== ========================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

LMPVET INVESTMENT           LMPVIT WESTERN       LMPVIT WESTERN
 COUNSEL VARIABLE    ASSET VARIABLE GLOBAL       ASSET VARIABLE       MIST BLACKROCK       MIST BLACKROCK    MIST CLARION GLOBAL
 SOCIAL AWARENESS          HIGH YIELD BOND       STRATEGIC BOND           HIGH YIELD       LARGE CAP CORE            REAL ESTATE
INVESTMENT OPTION        INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION      INVESTMENT OPTION
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
          $ 6,639                $ 466,156             $ 60,462            $ 884,486             $ 71,868              $ 381,555
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
              916                   10,210                2,340               10,387               18,192                 19,942
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
            5,723                  455,946               58,122              874,099               53,676                361,613
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
               --                       --               10,081                   --                   --                     --
         (171,530)                (625,281)             (32,965)            (389,204)            (815,801)            (4,962,691)
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
         (171,530)                (625,281)             (22,884)            (389,204)            (815,801)            (4,962,691)
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
          243,064                1,926,355              184,217            5,334,607            2,439,992              7,791,921
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
           71,534                1,301,074              161,333            4,945,403            1,624,191              2,829,230
-------------------- ------------------------ -------------------- -------------------- -------------------- ----------------------
         $ 77,257              $ 1,757,020            $ 219,455          $ 5,819,502          $ 1,677,867            $ 3,190,843
==================== ======================== ==================== ==================== ==================== ======================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                 MIST HARRIS
                                                     OAKMARK                               MIST LAZARD    MIST LOOMIS SAYLES
                                               INTERNATIONAL     MIST JANUS FORTY              MID CAP        GLOBAL MARKETS
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION     INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- ---------------------
INVESTMENT INCOME:
      Dividends                                    $ 542,950                 $ --             $ 20,277              $ 74,714
                                           -------------------- -------------------- -------------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                       15,174               30,726                2,896                 7,966
                                           -------------------- -------------------- -------------------- ---------------------
           Net investment income (loss)              527,776              (30,726)              17,381                66,748
                                           -------------------- -------------------- -------------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --                   --                    --
      Realized gains (losses) on sale of
        investments                               (9,719,164)          (1,395,238)            (614,445)             (905,129)
                                           -------------------- -------------------- -------------------- ---------------------
           Net realized gains (losses)            (9,719,164)          (1,395,238)            (614,445)             (905,129)
                                           -------------------- -------------------- -------------------- ---------------------
     Change in unrealized gains (losses)
        on investments                            11,486,483            7,383,589            1,007,518             1,897,288
                                           -------------------- -------------------- -------------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                1,767,319            5,988,351              393,073               992,159
                                           -------------------- -------------------- -------------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 2,295,095          $ 5,957,625            $ 410,454           $ 1,058,907
                                           ==================== ==================== ==================== =====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

 MIST LORD ABBETT  MIST LORD ABBETT     MIST LORD ABBETT         MIST MET/AIM    MIST MFS EMERGING    MIST MFS RESEARCH
   BOND DEBENTURE GROWTH AND INCOME        MID CAP VALUE     SMALL CAP GROWTH       MARKETS EQUITY        INTERNATIONAL
INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
        $ 145,593          $ 46,277            $ 104,403                 $ --             $ 83,848             $ 98,656
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
            3,343             4,252                9,849                  285                9,000                5,832
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
          142,250            42,025               94,554                 (285)              74,848               92,824
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
               --                --                   --                   --                   --                   --
            2,003          (944,009)          (1,192,879)             (26,026)            (849,531)            (744,325)
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
            2,003          (944,009)          (1,192,879)             (26,026)            (849,531)            (744,325)
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
          412,454         1,175,922            2,338,859               67,922            3,063,047            1,458,364
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
          414,457           231,913            1,145,980               41,896            2,213,516              714,039
----------------- -------------------- -------------------- -------------------- -------------------- --------------------
        $ 556,707         $ 273,938          $ 1,240,534             $ 41,611          $ 2,288,364            $ 806,863
================= ==================== ==================== ==================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                    MIST PIMCO
                                           INFLATION PROTECTED                              MIST PIONEER   MIST T. ROWE PRICE
                                                          BOND    MIST PIONEER FUND     STRATEGIC INCOME       MID CAP GROWTH
                                             INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           ---------------------- -------------------- ----------------- ---------------------
INVESTMENT INCOME:
      Dividends                                    $ 1,218,250                 $ 70                 $ 62               $ --
                                           ---------------------- -------------------- ----------------- ---------------------
EXPENSES:
      Mortality and expense risk
        charges                                         38,966                  882                   --              1,531
                                           ---------------------- -------------------- ----------------- ---------------------
           Net investment income (loss)              1,179,284                 (812)                  62             (1,531)
                                           ---------------------- -------------------- ----------------- ---------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                           --                   --                   --                 --
      Realized gains (losses) on sale of
        investments                                   (735,563)              28,459                   --            (37,560)
                                           ---------------------- -------------------- ----------------- ---------------------
           Net realized gains (losses)                (735,563)              28,459                   --            (37,560)
                                           ---------------------- -------------------- ----------------- ---------------------
     Change in unrealized gains (losses)
        on investments                               3,094,830              119,749                  265            269,607
                                           ---------------------- -------------------- ----------------- ---------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  2,359,267              148,208                  265            232,047
                                           ---------------------- -------------------- ----------------- ---------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 3,538,551            $ 147,396                $ 327          $ 230,516
                                           ====================== ==================== ================= =====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                                MSF BLACKROCK
MIST THIRD AVENUE        MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK        MSF BLACKROCK        LEGACY LARGE CAP
  SMALL CAP VALUE    AGGRESSIVE GROWTH          BOND INCOME          DIVERSIFIED      LARGE CAP VALUE                  GROWTH
INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION   INVESTMENT OPTION (a)
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
         $ 99,696              $ 2,274            $ 294,062             $ 20,987             $ 27,627                  $ --
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
           19,723                8,061               10,149                1,022                3,441                 3,022
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
           79,973               (5,787)             283,913               19,965               24,186                (3,022)
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
           92,530                   --                   --                   --                   --                    --
       (1,680,135)            (566,453)             (26,974)             (47,777)             111,569                19,293
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
       (1,587,605)            (566,453)             (26,974)             (47,777)             111,569                19,293
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
        3,505,830            2,031,666              124,906              104,936              192,670               508,152
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
        1,918,225            1,465,213               97,932               57,159              304,239               527,445
-------------------- -------------------- -------------------- -------------------- ----------------- ------------------------
      $ 1,998,198          $ 1,459,426            $ 381,845             $ 77,124            $ 328,425             $ 524,423
==================== ==================== ==================== ==================== ================= ========================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                                                      MSF METLIFE
                                               MSF BLACKROCK                                     MSF METLIFE         CONSERVATIVE
                                                MONEY MARKET   MSF FI VALUE LEADERS    AGGRESSIVE ALLOCATION           ALLOCATION
                                           INVESTMENT OPTION      INVESTMENT OPTION        INVESTMENT OPTION    INVESTMENT OPTION
                                           ----------------- ---------------------- ------------------------ --------------------
INVESTMENT INCOME:
      Dividends                                    $ 771,530           $ 138,984                 $ 38,253             $ 27,838
                                           ----------------- ---------------------- ------------------------ --------------------
EXPENSES:
      Mortality and expense risk
        charges                                      369,873              10,915                    4,336                2,111
                                           ----------------- ---------------------- ------------------------ --------------------
           Net investment income (loss)              401,657             128,069                   33,917               25,727
                                           ----------------- ---------------------- ------------------------ --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                  --                    3,132                5,652
      Realized gains (losses) on sale of
        investments                                       --          (2,179,893)              (1,006,563)             (53,914)
                                           ----------------- ---------------------- ------------------------ --------------------
           Net realized gains (losses)                    --          (2,179,893)              (1,003,431)             (48,262)
                                           ----------------- ---------------------- ------------------------ --------------------
     Change in unrealized gains (losses)
        on investments                                    --           3,082,889                1,443,645              211,612
                                           ----------------- ---------------------- ------------------------ --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                       --             902,996                  440,214              163,350
                                           ----------------- ---------------------- ------------------------ --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 401,657         $ 1,031,065                $ 474,131            $ 189,077
                                           ================= ====================== ======================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

        MSF METLIFE                                                         MSF METLIFE
    CONSERVATIVE TO            MSF METLIFE         MSF METLIFE              MODERATE TO    MSF METLIFE STOCK        MSF MFS TOTAL
MODERATE ALLOCATION    MID CAP STOCK INDEX MODERATE ALLOCATION    AGGRESSIVE ALLOCATION                INDEX               RETURN
  INVESTMENT OPTION      INVESTMENT OPTION   INVESTMENT OPTION        INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
           $ 16,139               $ 13,926            $ 71,247                 $ 31,318            $ 470,000          $ 1,077,441
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
              1,311                  1,541               5,894                    3,284               45,610               55,660
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
             14,828                 12,385              65,353                   28,034              424,390            1,021,781
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
              3,649                 30,637              37,595                   17,161              351,381                   --
           (470,827)                 2,716            (113,522)                 (38,294)         (10,846,836)          (2,134,710)
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
           (467,178)                33,353             (75,927)                 (21,133)         (10,495,455)          (2,134,710)
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
            574,973                387,878             739,513                  430,396           16,833,583            5,428,714
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
            107,795                421,231             663,586                  409,263            6,338,128            3,294,004
---------------------- ------------------- ---------------------- ------------------------ -------------------- --------------------
          $ 122,623              $ 433,616           $ 728,939                $ 437,297          $ 6,762,518          $ 4,315,785
====================== =================== ====================== ======================== ==================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                  MSF OPPENHEIMER     MSF RUSSELL 2000    MSF T. ROWE PRICE
                                               MSF MFS VALUE        GLOBAL EQUITY                INDEX     LARGE CAP GROWTH
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                         $ --              $ 5,796            $ 286,085              $ 4,380
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        9,803                  525               29,981                2,635
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               (9,803)               5,271              256,104                1,745
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --              389,562                   --
      Realized gains (losses) on sale of
        investments                                  (14,418)            (176,478)          (2,337,113)            (371,662)
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)               (14,418)            (176,478)          (1,947,551)            (371,662)
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             1,590,873              244,621            5,268,479              821,325
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                1,576,455               68,143            3,320,928              449,663
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                $ 1,566,652             $ 73,414          $ 3,577,032            $ 451,408
                                           ==================== ==================== ==================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

      MSF WESTERN
 ASSET MANAGEMENT        PIMCO VIT LOW      PIMCO VIT TOTAL       PIONEER VCT       PIONEER VCT            PUTNAM VT NEW
  U.S. GOVERNMENT             DURATION               RETURN  EMERGING MARKETS     MID CAP VALUE            OPPORTUNITIES
INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION    INVESTMENT OPTION (b)
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
        $ 364,885            $ 631,405          $ 7,834,981          $ 31,950          $ 21,338                    $ 532
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
            5,470               36,299              296,572             5,628             4,173                      249
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
          359,415              595,106            7,538,409            26,322            17,165                      283
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
               --              750,052            5,222,085                --                --                       --
         (110,866)             (16,864)           1,594,610            61,512          (700,410)                   5,796
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
         (110,866)             733,188            6,816,695            61,512          (700,410)                   5,796
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
           57,443              877,836            5,070,096         1,874,277         1,030,144                   38,396
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
          (53,423)           1,611,024           11,886,791         1,935,789           329,734                   44,192
-------------------- -------------------- ----------------- ----------------- -------------------- ---------------------
        $ 305,992          $ 2,206,130         $ 19,425,200       $ 1,962,111         $ 346,899                 $ 44,475
==================== ==================== ================= ================= ==================== =====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                          UIF EMERGING         VANGUARD VIF
                                             ROYCE MICRO-CAP      ROYCE SMALL-CAP       MARKETS EQUITY    DIVERSIFIED VALUE
                                           INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION    INVESTMENT OPTION
                                           -------------------- -------------------- -------------------- --------------------
INVESTMENT INCOME:
      Dividends                                         $ --                 $ --                 $ --            $ 274,523
                                           -------------------- -------------------- -------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges                                        4,000               13,787                1,139                8,781
                                           -------------------- -------------------- -------------------- --------------------
           Net investment income (loss)               (4,000)             (13,787)              (1,139)             265,742
                                           -------------------- -------------------- -------------------- --------------------
NET REALIZED AND CHANGE IN
  UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
      Realized gain distributions                         --                   --                   --                   --
      Realized gains (losses) on sale of
        investments                                 (214,894)            (210,913)                  (9)          (3,353,782)
                                           -------------------- -------------------- -------------------- --------------------
           Net realized gains (losses)              (214,894)            (210,913)                  (9)          (3,353,782)
                                           -------------------- -------------------- -------------------- --------------------
     Change in unrealized gains (losses)
        on investments                             1,195,998            2,794,881               21,564            3,361,754
                                           -------------------- -------------------- -------------------- --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments                                  981,104            2,583,968               21,555                7,972
                                           -------------------- -------------------- -------------------- --------------------
     Net increase (decrease) in net assets
        resulting from operations                  $ 977,104          $ 2,570,181             $ 20,416            $ 273,714
                                           ==================== ==================== ==================== ====================

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                            VANGUARD VIF
VANGUARD VIF EQUITY           SHORT-TERM
              INDEX     INVESTMENT GRADE
  INVESTMENT OPTION    INVESTMENT OPTION
---------------------- --------------------
          $ 276,614              $ 9,276
---------------------- --------------------
             14,146                  821
---------------------- --------------------
            262,468                8,455
---------------------- --------------------
            193,630                1,125
         (3,756,778)              (4,330)
---------------------- --------------------
         (3,563,148)              (3,205)
---------------------- --------------------
          3,937,293               19,809
---------------------- --------------------
            374,145               16,604
---------------------- --------------------
          $ 636,613             $ 25,059
====================== ====================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2009 AND
2008

                                                                                                ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                                                                                     INTERMEDIATE      INTERNATIONAL
                               AIM V.I. GLOBAL REAL ESTATE         AIM V.I. INTERNATIONAL GROWTH              BOND             VALUE
                                         INVESTMENT OPTION                     INVESTMENT OPTION INVESTMENT OPTION INVESTMENT OPTION
                            ------------------------------------   ----------------------------- ----------------- -----------------
                                    2009         2008 (a)                  2009           2008       2009 (b)               2009 (c)
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
  Net investment income
 (loss)                         $ (3,859)                    $ 8      $ 272,266      $ 172,295      $ (1,109)                  $ 30
  Net realized gains
 (losses)                         33,988                     12      (6,354,807)    (2,941,087)           35                     17
  Change in unrealized
     gains
     (losses) on
     investments                 803,242                     (4)     13,832,970    (18,026,686)       26,083                    500
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
     Net increase
       (decrease)
       in net assets
       resulting
       from operations           833,371                     16       7,750,429    (20,795,478)       25,009                    547
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
POLICY TRANSACTIONS:
  Premium payments
     received
     from policy owners              457                     72          97,153      1,257,776           132                    297
  Net transfers (including
     fixed
     account)                  2,547,110                     --      (6,720,293)     1,969,882     2,811,485                  1,944
  Policy charges                  (9,428)                    (3)       (381,252)      (481,147)       (3,858)                   (92)
  Transfers for policy
     benefits
     and terminations                (23)                    --      (5,844,780)    (7,929,596)           (1)                    (1)
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
     Net increase
       (decrease)
       in net assets
       resulting
       from policy
       transactions             2,538,116                     69     (12,849,172)    (5,183,085)    2,807,758                  2,148
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
     Net increase
       (decrease)
       in net assets           3,371,487                     85      (5,098,743)   (25,978,563)    2,832,767                  2,695
NET ASSETS:
  Beginning of year                   85                     --      29,476,797     55,455,360            --                     --
                           --------------- ----------------------- -------------- ------------- ------------------ -----------------
  End of year                $ 3,371,572                    $ 85   $ 24,378,054   $ 29,476,797   $ 2,832,767                $ 2,695
                           =============== ======================= ============== ============= ================== =================


(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                           AMERICAN CENTURY     AMERICAN FUNDS                                  AMERICAN FUNDS GLOBAL
AMERICAN CENTURY VP ULTRA          VP VISTA               BOND  AMERICAN FUNDS GLOBAL GROWTH     SMALL CAPITALIZATION
        INVESTMENT OPTION INVESTMENT OPTION  INVESTMENT OPTION             INVESTMENT OPTION        INVESTMENT OPTION
------------------------- ------------------ ------------------ ------------------------------- ------------------------
        2009       2008            2009 (b)           2009 (b)         2009            2008     2009         2008 (a)
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
      $ 9       $ (1,221)          $ (3,129)              $ 77     $ 178,105       $ 194,774      $ 2               $ --
     (140)       285,196             12,712                  5    (1,070,558)        791,596        8               --
    6,701       (837,845)           524,450                103     5,297,751      (7,074,083)     331               8
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
    6,570       (553,870)           534,033                185     4,405,298      (6,087,713)     341               8
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
       --             --                 --                341       128,954         608,554      457               72
       --     (3,028,918)         2,312,889              2,516     6,677,427       1,027,383       --               --
     (330)        (5,845)            (7,436)              (101)     (204,889)       (175,322)     (32)              (2)
      (12)           (93)                (9)                (1)   (1,329,628)     (1,582,012)      (2)              --
---- ------- ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
     (342)    (3,034,856)         2,305,444              2,755     5,271,864        (121,397)     423               70
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
    6,228     (3,588,726)         2,839,477              2,940     9,677,162      (6,209,110)     764               78
   19,432      3,608,158                 --                 --     8,911,510      15,120,620       78               --
------------ ------------ ------------------ ------------------ --------------- --------------- -------- ---------------
 $ 25,660       $ 19,432        $ 2,839,477            $ 2,940  $ 18,588,672     $ 8,911,510    $ 842               $ 78
============ ============ ================== ================== =============== =============== ======== ===============


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                 AMERICAN FUNDS
                                          AMERICAN FUNDS GROWTH                   GROWTH-INCOME    AMERICAN FUNDS INTERNATIONAL
                                              INVESTMENT OPTION               INVESTMENT OPTION               INVESTMENT OPTION
                                   ------------------------------- ------------------------------- -------------------------------
                                           2009            2008            2009            2008            2009         2008 (a)
                                   --------------- --------------- --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 275,616       $ 409,660       $ 296,867       $ 651,763       $ 289,779       $ 177,853
  Net realized gains (losses)        (6,218,573)      1,427,977      (8,959,627)        332,951      (1,768,389)       (246,631)
  Change in unrealized gains
     (losses) on investments         26,523,734     (40,144,585)     14,737,513     (19,801,122)      9,875,275      (4,006,703)
                                   --------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations               20,580,777     (38,306,948)      6,074,753     (18,816,408)      8,396,665      (4,075,481)
                                   --------------- --------------- --------------- --------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               1,094,527       4,100,885         174,587       1,973,869              --              --
  Net transfers (including fixed
     account)                         7,897,787       9,792,853      (6,758,701)      2,696,234      10,037,257      11,618,588
  Policy charges                       (944,765)       (863,646)       (414,795)       (561,236)       (200,523)        (90,705)
  Transfers for policy benefits
     and terminations                (1,610,007)     (3,210,639)     (4,807,997)     (5,845,839)       (257,981)             54
                                   --------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions       6,437,542       9,819,453     (11,806,906)     (1,736,972)      9,578,753      11,527,937
                                   --------------- --------------- --------------- --------------- --------------- ---------------
     Net increase (decrease)
       in net assets                 27,018,319     (28,487,495)     (5,732,153)    (20,553,380)     17,975,418       7,452,456
NET ASSETS:
  Beginning of year                  44,309,113      72,796,608      30,227,962      50,781,342       7,452,456              --
                                   --------------- --------------- --------------- --------------- --------------- ---------------
  End of year                      $ 71,327,432    $ 44,309,113    $ 24,495,809    $ 30,227,962    $ 25,427,874     $ 7,452,456
                                   =============== =============== =============== =============== =============== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                       AMERICAN FUNDS
AMERICAN FUNDS NEW WORLD         U.S. GOVERNMENT/AAA RATED SECURITIES DELAWARE VIP SMALL CAP VALUE    DREYFUS VIF APPRECIATION
       INVESTMENT OPTION                            INVESTMENT OPTION            INVESTMENT OPTION           INVESTMENT OPTION
-------------------------------- ------------------------------------ ------------------------------- ---------------------------
       2009     2008 (a)               2009                  2008 (a)         2009            2008         2009           2008
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
   $ 58,478               $ 1       $ 9,907                 $ 135,678     $ 71,659        $ 60,425     $ 20,511       $ 58,617
      2,412                --       (28,449)                      (4)   (1,009,799)       (563,487)    (170,453)      (156,011)
  1,410,822                 6        50,441                  (55,410)    3,480,272      (3,313,057)     303,685       (944,292)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
  1,471,712                 7        31,899                    80,264    2,542,132      (3,816,119)     153,743     (1,041,686)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
        457                72        44,926                        --      142,997       1,109,751       13,120        143,185
  3,757,887                --    (6,004,328)                6,301,968     (904,849)     (1,437,608)    (494,658)    (1,710,132)
    (13,263)               (3)       (9,406)                       --     (141,394)       (158,666)     (22,439)       (43,824)
         (9)               --           995                         1       (6,131)       (686,990)     (23,721)      (108,572)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
  3,745,072                69    (5,967,813)                6,301,969     (909,377)     (1,173,513)    (527,698)    (1,719,343)
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
  5,216,784                76    (5,935,914)                6,382,233    1,632,755      (4,989,632)    (373,955)    (2,761,029)
         76                --     6,382,233                        --    8,720,852      13,710,484    1,303,943      4,064,972
-------------- ----------------- ------------- ---------------------- --------------- --------------- ------------ --------------
$ 5,216,860                 $ 76  $ 446,319               $ 6,382,233 $ 10,353,607     $ 8,720,852    $ 929,988    $ 1,303,943
============== ================= ============= ====================== =============== =============== ============ ==============


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                    DREYFUS VIF DEVELOPING LEADERS         FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME
                                                 INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
                                  ----------------------------------- ------------------------------- -----------------------------
                                        2009                  2008            2009            2008            2009       2008 (a)
                                  ------------- --------------------- --------------- --------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ 12,502              $ 12,514       $ 311,604        $ 90,582       $ 178,194       $ 5,867
  Net realized gains (losses)       (200,263)             (290,860)     (2,665,084)    (17,905,735)        434,046          (452)
  Change in unrealized gains
     (losses) on investments         393,755              (356,615)     10,820,102      (6,193,127)      3,817,874       (84,466)
                                  ------------- --------------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from operations               205,994              (634,961)      8,466,622     (24,008,280)      4,430,114       (79,051)
                                  ------------- --------------------- --------------- --------------- --------------- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               11,468                53,516         419,409       2,452,652              --            --
  Net transfers (including
     fixed account)                 (125,741)             (196,651)     11,809,672     (20,624,653)      6,090,603       245,508
  Policy charges                     (16,706)              (24,451)       (419,386)       (518,745)       (111,796)       (1,365)
  Transfers for policy benefits
     and terminations                 (4,937)             (423,111)       (508,740)     (6,303,020)         (3,940)            4
                                  ------------- --------------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (135,916)             (590,697)     11,300,955     (24,993,766)      5,974,867       244,147
                                  ------------- --------------------- --------------- --------------- --------------- -------------
     Net increase (decrease)
       in net assets                  70,078            (1,225,658)     19,767,577     (49,002,046)     10,404,981       165,096
NET ASSETS:
  Beginning of year                  925,734             2,151,392      14,730,974      63,733,020         165,096            --
                                  ------------- --------------------- --------------- --------------- --------------- -------------
  End of year                      $ 995,812             $ 925,734    $ 34,498,551    $ 14,730,974    $ 10,570,077     $ 165,096
                                  ============= ===================== =============== =============== =============== =============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

     FIDELITY VIP
     FREEDOM 2015    FIDELITY VIP FREEDOM 2020    FIDELITY VIP FREEDOM 2030    FIDELITY VIP GROWTH & INCOME
INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION               INVESTMENT OPTION
-------------------- ---------------------------- ---------------------------- -------------------------------
          2009 (b)         2009        2008 (a)         2009        2008 (a)       2009                2008
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
            $ 162        $ (244)     $ 227,264         $ (88)     $ 104,184        $ 66            $ (2,491)
              208      (207,669)       248,997      (166,713)       187,552        (141)              7,641
              304       214,577       (214,584)      156,371       (156,048)      2,380            (986,022)
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
              674         6,664        261,677       (10,430)       135,688       2,305            (980,872)
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
               --            --             --           571             90          --               6,790
            4,366    (6,789,266)     6,523,443    (3,324,121)     3,201,319          --          (6,699,519)
              (67)       (2,130)            --        (1,098)            (3)       (373)            (12,801)
               (1)           --              2            (7)            --          (5)              1,197
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
            4,298    (6,791,396)     6,523,445    (3,324,655)     3,201,406        (378)         (6,704,333)
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
            4,972    (6,784,732)     6,785,122    (3,335,085)     3,337,094       1,927          (7,685,205)
               --     6,785,122             --     3,337,094             --       8,887           7,694,092
-------------------- ------------- -------------- ------------- -------------- ----------- -------------------
          $ 4,972         $ 390    $ 6,785,122       $ 2,009    $ 3,337,094    $ 10,814             $ 8,887
==================== ============= ============== ============= ============== =========== ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                                                                          FIDELITY VIP
                                     FIDELITY VIP HIGH INCOME          FIDELITY VIP INDEX 500    INVESTMENT GRADE BOND
                                            INVESTMENT OPTION               INVESTMENT OPTION        INVESTMENT OPTION
                                    ---------------------------- ------------------------------- ------------------------
                                          2009        2008 (a)           2009         2008 (a)     2009        2008 (a)
                                    ------------- -------------- --------------- --------------- --------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)           $ (54)     $ 428,605       $ 499,021       $ 453,612     $ (54)          $ --
  Net realized gains (losses)           12,035            (17)        530,049             (25)    7,098             --
  Change in unrealized gains
     (losses) on investments           220,544       (220,433)      4,527,164         (39,071)       (3)            1
                                    ------------- -------------- --------------- --------------- --------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations                 232,525        208,155       5,556,234         414,516     7,041             1
                                    ------------- -------------- --------------- --------------- --------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                    141             --             139              --       228             36
  Net transfers (including
     fixed account)                 (4,032,244)     3,593,934       3,443,437      14,808,619    (5,761)            --
  Policy charges                        (1,221)            --         (82,248)             --    (1,257)            (1)
  Transfers for policy benefits
     and terminations                       (3)            (1)         13,961              --        (1)            --
                                    ------------- -------------- --------------- --------------- --------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (4,033,327)     3,593,933       3,375,289      14,808,619    (6,791)            35
                                    ------------- -------------- --------------- --------------- --------- --------------
     Net increase (decrease)
       in net assets                (3,800,802)     3,802,088       8,931,523      15,223,135       250             36
NET ASSETS:
  Beginning of year                  3,802,088             --      15,223,135              --        36             --
                                    ------------- -------------- --------------- --------------- --------- --------------
  End of year                          $ 1,286    $ 3,802,088    $ 24,154,658    $ 15,223,135     $ 286             $ 36
                                    ============= ============== =============== =============== ========= ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                FTVIPT FRANKLIN SMALL-MID                 FTVIPT TEMPLETON
        FIDELITY VIP MID CAP          FIDELITY VIP OVERSEAS         CAP GROWTH SECURITIES    DEVELOPING MARKETS SECURITIES
           INVESTMENT OPTION              INVESTMENT OPTION             INVESTMENT OPTION                INVESTMENT OPTION
------------------------------- ------------------------------ ----------------------------- --------------------------------
        2009            2008           2009            2008           2009           2008            2009             2008
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
    $ 51,816        $ 12,745       $ 85,937       $ 345,352       $ (8,223)     $ (14,955)      $ 249,735        $ 681,306
  (7,278,061)      3,988,642     (5,064,727)     (2,251,148)    (1,282,789)       570,916      (3,961,943)      (1,876,903)
  15,270,167     (24,418,995)     6,345,897     (12,543,871)     2,984,078     (4,749,487)      6,500,076      (17,273,808)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
   8,043,922     (20,417,608)     1,367,107     (14,449,667)     1,693,066     (4,193,526)      2,787,868      (18,469,405)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
     587,171       1,943,522          3,290         278,507         58,863        544,487         129,565          866,999
  (7,669,763)     (8,554,741)    (4,821,958)     (4,335,865)    (2,169,893)    (1,383,742)      1,535,940      (16,617,550)
    (467,151)       (695,764)      (123,717)       (182,343)       (82,211)      (137,834)        (93,744)        (270,211)
  (2,984,396)    (10,468,887)    (1,601,717)     (1,652,316)       (38,120)      (822,487)        (48,159)      (6,447,269)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
 (10,534,139)    (17,775,870)    (6,544,102)     (5,892,017)    (2,231,361)    (1,799,576)      1,523,602      (22,468,031)
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
  (2,490,217)    (38,193,478)    (5,176,995)    (20,341,684)      (538,295)    (5,993,102)      4,311,470      (40,937,436)
  27,204,020      65,397,498     10,856,485      31,198,169      5,374,936     11,368,038       6,114,597       47,052,033
--------------- --------------- -------------- --------------- -------------- -------------- --------------- ----------------
$ 24,713,803    $ 27,204,020    $ 5,679,490    $ 10,856,485    $ 4,836,641    $ 5,374,936    $ 10,426,067      $ 6,114,597
=============== =============== ============== =============== ============== ============== =============== ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                              FTVIPT TEMPLETON               FTVIPT TEMPLETON
                                            FOREIGN SECURITIES         GLOBAL BOND SECURITIES        JANUS ASPEN ENTERPRISE
                                             INVESTMENT OPTION              INVESTMENT OPTION             INVESTMENT OPTION
                                ----------------- --------------- -------------- --------------- -------------- ------------
                                          2009            2008           2009            2008           2009        2008 (a)
                                ----------------- --------------- -------------- --------------- -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 446,762       $ 376,161      $ 941,749       $ 605,925       $ (3,237)       $ 2,304
  Net realized gains (losses)         (491,544)        201,653        137,587         (31,580)       112,923              2
  Change in unrealized gains
     (losses) on investments         5,346,542      (8,876,445)       106,361        (147,149)       761,625        130,870
                                ----------------- --------------- -------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations               5,301,760      (8,298,631)     1,185,697         427,196        871,311        133,176
                                ----------------- --------------- -------------- --------------- -------------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                713,015       2,186,851          6,430         323,604             --             --
  Net transfers (including
     fixed account)                  1,237,378       2,954,342     (3,731,564)      1,137,818       (672,689)     2,496,626
  Policy charges                      (226,237)       (263,455)      (114,701)       (194,118)        (8,343)            --
  Transfers for policy benefits
     and terminations                 (481,194)     (2,745,526)       (10,286)     (1,252,464)           (15)            (2)
                                ----------------- --------------- -------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      1,242,962       2,132,212     (3,850,121)         14,840       (681,047)     2,496,624
                                ----------------- --------------- -------------- --------------- -------------- ------------
     Net increase (decrease)
       in net assets                 6,544,722      (6,166,419)    (2,664,424)        442,036        190,264      2,629,800
NET ASSETS:
  Beginning of year                 12,266,776      18,433,195     10,733,948      10,291,912      2,629,800             --
                                ----------------- --------------- -------------- --------------- -------------- ------------
  End of year                     $ 18,811,498    $ 12,266,776    $ 8,069,524    $ 10,733,948    $ 2,820,064    $ 2,629,800
                                ================= =============== ============== =============== ============== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

JANUS ASPEN GLOBAL TECHNOLOGY          JANUS ASPEN OVERSEAS    JANUS ASPEN PERKINS MID CAP VALUE      JANUS ASPEN WORLDWIDE
            INVESTMENT OPTION             INVESTMENT OPTION                    INVESTMENT OPTION          INVESTMENT OPTION
-------------------------------- ----------------------------- ------------------------------------ --------------------------
       2009              2008           2009        2008 (a)           2009              2008 (a)        2009          2008
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
   $ (1,412)         $ (1,292)       $ 9,319         $ (324)       $ 22,120             $ 43,922      $ 8,352      $ 12,030
    (95,231)         (146,634)       417,925              2         171,533              124,725     (169,848)      (42,249)
    356,657          (407,341)     1,592,811        123,327       3,070,509           (1,588,598)     491,711      (846,338)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
    260,014          (555,267)     2,020,055        123,005       3,264,162           (1,419,951)     330,215      (876,557)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
      9,570            33,226            457             71              --              226,436          605        42,805
    764,243          (292,240)    (1,527,672)     4,097,286      (2,641,656)          12,699,381     (361,821)     (142,741)
    (11,027)          (15,733)       (18,338)            (2)        (83,350)             (22,646)     (18,880)      (27,162)
       (355)         (278,696)           (37)             1           7,827                 (281)     (28,043)     (329,023)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
    762,431          (553,443)    (1,545,590)     4,097,356      (2,717,179)          12,902,890     (408,139)     (456,121)
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
  1,022,445        (1,108,710)       474,465      4,220,361         546,983           11,482,939      (77,924)   (1,332,678)
    518,465         1,627,175      4,220,361             --      11,482,939                   --      988,019     2,320,697
-------------- ----------------- -------------- -------------- --------------- -------------------- ------------ -------------
$ 1,540,910         $ 518,465    $ 4,694,826    $ 4,220,361    $ 12,029,922         $ 11,482,939    $ 910,095     $ 988,019
============== ================= ============== ============== =============== ==================== ============ =============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE       LMPVET CLEARBRIDGE
                                    VARIABLE EQUITY INCOME BUILDER    VARIABLE AGGRESSIVE GROWTH    VARIABLE APPRECIATION
                                                 INVESTMENT OPTION             INVESTMENT OPTION        INVESTMENT OPTION
                                   --------------------------------- ----------------------------- ------------------------
                                        2009                  2008           2009           2008        2009         2008
                                   ----------- --------------------- -------------- -------------- ----------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)      $ 24,563              $ 10,843       $ (1,779)      $ (5,353)      $ 238        $ 141
  Net realized gains (losses)       (165,147)             (158,989)      (477,245)       (12,410)        (95)      (6,731)
  Change in unrealized gains
     (losses) on investments         302,044              (337,934)       742,985     (1,295,847)      2,391       (1,515)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations               161,460              (486,080)       263,961     (1,313,610)      2,534       (8,105)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                1,022                20,733         58,777        111,226          --           --
  Net transfers (including
     fixed account)                 (217,351)             (103,351)      (511,859)    (2,463,465)         --      (22,719)
  Policy charges                     (12,523)              (19,823)       (22,180)       (49,038)       (188)        (274)
  Transfers for policy benefits
     and terminations                    (20)             (144,350)      (291,640)      (560,696)         (7)        (146)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (228,872)             (246,791)      (766,902)    (2,961,973)       (195)     (23,139)
                                   ----------- --------------------- -------------- -------------- ----------- ------------
     Net increase (decrease)
       in net assets                 (67,412)             (732,871)      (502,941)    (4,275,583)      2,339      (31,244)
NET ASSETS:
  Beginning of year                  930,253             1,663,124      1,549,172      5,824,755      11,745       42,989
                                   ----------- --------------------- -------------- -------------- ----------- ------------
  End of year                      $ 862,841             $ 930,253    $ 1,046,231    $ 1,549,172    $ 14,084     $ 11,745
                                =============== ===================== ============== ============== =========== ============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                             LMPVET GLOBAL CURRENTS
        LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE           LMPVET CLEARBRIDGE    VARIABLE INTERNATIONAL ALL
VARIABLE FUNDAMENTAL VALUE            VARIABLE INVESTORS    VARIABLE LARGE CAP GROWTH               CAP OPPORTUNITY
         INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION             INVESTMENT OPTION
----------------------------- ----------------------------- ---------------------------- -----------------------------
       2009           2008           2009           2008         2009            2008         2009             2008
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
   $ 31,654       $ 43,306       $ 48,234       $ 40,494        $ 742        $ (7,972)     $ 4,605         $ 13,174
   (649,072)      (445,901)      (498,005)       (51,279)    (262,102)     (1,329,109)    (163,793)        (129,609)
  1,141,019       (976,494)     1,040,135     (2,035,330)     476,367      (1,309,040)     300,551         (274,381)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
    523,601     (1,379,089)       590,364     (2,046,115)     215,007      (2,646,121)     141,363         (390,816)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
      4,705         91,057         52,700        147,021       19,376         114,785           --           25,046
    615,175       (958,500)       347,983     (1,776,729)    (486,883)     (4,444,288)     (62,923)        (116,405)
    (34,558)       (47,521)       (53,054)       (69,232)     (10,013)        (63,304)      (6,736)          (7,518)
       (202)      (317,275)      (311,853)      (650,122)     (11,409)       (194,649)         (14)            (893)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
    585,120     (1,232,239)        35,776     (2,349,062)    (488,929)     (4,587,456)     (69,673)         (99,770)
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
  1,108,721     (2,611,328)       626,140     (4,395,177)    (273,922)     (7,233,577)      71,690         (490,586)
  2,093,056      4,704,384      2,842,019      7,237,196    1,091,003       8,324,580      497,409          987,995
-------------- -------------- -------------- -------------- ------------ --------------- ------------ ----------------
$ 3,201,777    $ 2,093,056    $ 3,468,159    $ 2,842,019    $ 817,081     $ 1,091,003    $ 569,099        $ 497,409
============== ============== ============== ============== ============ =============== ============ ================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                LMPVET INVESTMENT               LMPVIT WESTERN ASSET         LMPVIT WESTERN ASSET
                                COUNSEL VARIABLE SOCIAL AWARENESS    VARIABLE GLOBAL HIGH YIELD BOND      VARIABLE STRATEGIC BOND
                                                INVESTMENT OPTION                  INVESTMENT OPTION            INVESTMENT OPTION
                                ------------------------------------ --------------------------------- -----------------------------
                                     2009                    2008           2009               2008           2009           2008
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)    $ 5,723                $ 16,101      $ 455,946          $ 588,398       $ 58,122       $ 79,804
  Net realized gains (losses)    (171,530)               (111,090)      (625,281)        (1,355,625)       (22,884)      (526,809)
  Change in unrealized gains
     (losses) on investments      243,064                (294,179)     1,926,355         (1,726,499)       184,217        (43,658)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations             77,257                (389,168)     1,757,020         (2,493,726)       219,455       (490,663)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               882                   8,373            228            237,230             --        120,031
  Net transfers (including
     fixed account)              (369,405)               (794,721)      (502,991)        (9,139,349)       203,309       (883,724)
  Policy charges                   (7,559)                (19,611)       (63,754)          (161,811)       (14,717)       (24,642)
  Transfers for policy benefits
     and terminations              (9,956)               (134,974)        (5,660)           (41,197)           (13)    (2,670,548)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions  (386,038)               (940,933)      (572,177)        (9,105,127)       188,579     (3,458,883)
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
     Net increase (decrease)
       in net assets             (308,781)             (1,330,101)     1,184,843        (11,598,853)       408,034     (3,949,546)
NET ASSETS:
  Beginning of year               794,801               2,124,902      4,061,183         15,660,036      1,027,956      4,977,502
                                ------------ ----------------------- -------------- ------------------ -------------- --------------
  End of year                   $ 486,020               $ 794,801    $ 5,246,026        $ 4,061,183    $ 1,435,990    $ 1,027,956
                                ============ ======================= ============== ================== ============== ==============


(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                           MIST HARRIS OAKMARK
  MIST BLACKROCK HIGH YIELD    MIST BLACKROCK LARGE CAP CORE    MIST CLARION GLOBAL REAL ESTATE                  INTERNATIONAL
          INVESTMENT OPTION                INVESTMENT OPTION                  INVESTMENT OPTION              INVESTMENT OPTION
------------------------------ -------------------------------- ---------------------------------- ------------------------------
        2009           2008           2009              2008            2009               2008           2009            2008
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   $ 874,099    $ 1,262,107       $ 53,676          $ 38,720       $ 361,613          $ 573,361      $ 527,776       $ 360,136
    (389,204)    (3,348,152)      (815,801)         (523,876)     (4,962,691)        (5,068,120)    (9,719,164)     (1,764,508)
   5,334,607     (3,012,141)     2,439,992        (3,212,019)      7,791,921         (7,979,249)    11,486,483      (9,230,762)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   5,819,502     (5,098,186)     1,677,867        (3,697,175)      3,190,843        (12,474,008)     2,295,095     (10,635,134)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
     439,785      1,006,695             --           215,270         388,643            994,783         45,319       1,121,973
   4,108,140     (4,655,737)     1,819,642           353,503      (3,474,694)       (11,081,501)    (6,387,196)     (2,099,054)
    (145,177)      (144,559)      (102,547)         (142,003)       (129,208)          (289,672)      (127,510)       (227,314)
    (398,420)      (952,762)        (8,248)          (10,169)       (242,513)        (4,500,088)       (31,595)       (181,606)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   4,004,328     (4,746,363)     1,708,847           416,601      (3,457,772)       (14,876,478)    (6,500,982)     (1,386,001)
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
   9,823,830     (9,844,549)     3,386,714        (3,280,574)       (266,929)       (27,350,486)    (4,205,887)    (12,021,135)
   8,911,064     18,755,613      6,162,095         9,442,669      12,677,317         40,027,803     11,623,836      23,644,971
--------------- -------------- -------------- ----------------- --------------- ------------------ -------------- ---------------
$ 18,734,894    $ 8,911,064    $ 9,548,809       $ 6,162,095    $ 12,410,388       $ 12,677,317    $ 7,417,949    $ 11,623,836
=============== ============== ============== ================= =============== ================== ============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                            MIST JANUS FORTY           MIST LAZARD MID CAP    MIST LOOMIS SAYLES GLOBAL MARKETS
                                           INVESTMENT OPTION             INVESTMENT OPTION                    INVESTMENT OPTION
                                 ------------------------------ ----------------------------- ------------------------------------
                                        2009            2008           2009        2008 (a)          2009                  2008
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
  Net investment income
 (loss)                            $ (30,726)      $ 885,821       $ 17,381       $ (4,313)      $ 66,748             $ 519,524
  Net realized gains
 (losses)                         (1,395,238)       (946,642)      (614,445)      (172,475)      (905,129)             (164,822)
  Change in unrealized gains
     (losses) on investments       7,383,589      (5,405,892)     1,007,518     (1,069,302)     1,897,288            (3,435,684)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
     Net increase (decrease)
       in net assets
       resulting
       from operations             5,957,625      (5,466,713)       410,454     (1,246,090)     1,058,907            (3,080,982)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners              104,254         411,207         44,525         28,701            894               221,856
  Net transfers (including
     fixed account)              (10,413,001)     25,403,867       (888,421)     3,521,742     (1,264,129)           (2,818,350)
  Policy charges                    (176,561)       (220,277)       (23,405)       (51,635)       (52,157)             (127,726)
  Transfers for policy
     benefits
     and terminations               (588,037)    (11,410,206)           (13)      (183,936)        (4,095)              (68,371)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
     Net increase (decrease)
       in net assets
       resulting
       from policy
       transactions              (11,073,345)     14,184,591       (867,314)     3,314,872     (1,319,487)           (2,792,591)
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
     Net increase (decrease)
       in net assets              (5,115,720)      8,717,878       (456,860)     2,068,782       (260,580)           (5,873,573)
NET ASSETS:
  Beginning of year               24,193,209      15,475,331      2,068,782             --      4,020,076             9,893,649
                                 -------------- --------------- -------------- -------------- -------------- ---------------------
  End of year                   $ 19,077,489    $ 24,193,209    $ 1,611,922    $ 2,068,782    $ 3,759,496           $ 4,020,076
                                =============== =============== ============== ============== ============== =====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

MIST LORD ABBETT BOND DEBENTURE MIST LORD ABBETT GROWTH AND INCOME  MIST LORD ABBETT MID CAP VALUE  MIST MET/AIM SMALL CAP GROWTH
              INVESTMENT OPTION                  INVESTMENT OPTION               INVESTMENT OPTION              INVESTMENT OPTION
------------------------------- ----------------------------------- ------------------------------- --------------------------------
      2009                 2008        2009                   2008         2009               2008       2009                2008
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
 $ 142,250             $ 84,337    $ 42,025              $ 146,539     $ 94,554          $ 101,375     $ (285)             $ (369)
     2,003               17,610    (944,009)            (2,770,936)  (1,192,879)        (9,636,823)   (26,026)            (34,041)
   412,454            (431,902)   1,175,922             (2,200,779)   2,338,859           (566,235)    67,922             (74,013)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
   556,707            (329,955)     273,938             (4,825,176)   1,240,534        (10,101,683)    41,611            (108,423)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
   445,609               64,292       3,524                388,827      171,094          1,132,053         --              10,485
(1,889,634)             279,791    (978,161)            (6,492,958)    (269,208)       (17,477,668)   (42,347)           (204,200)
   (22,365)            (25,167)     (32,054)               (74,226)     (76,247)          (182,365)    (1,645)             (2,478)
       (12)           (396,536)    (150,352)              (430,468)      (6,023)          (171,806)      (402)               (885)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
(1,466,402)            (77,620)  (1,157,043)            (6,608,825)    (180,384)       (16,699,786)   (44,394)           (197,078)
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
  (909,695)           (407,575)    (883,105)           (11,434,001)   1,060,150        (26,801,469)    (2,783)           (305,501)
 1,622,532            2,030,107   3,091,508             14,525,509    4,676,546         31,478,015    152,397             457,898
------------- ----------------- -------------- -------------------- -------------- ---------------- ------------ -------------------
 $ 712,837          $ 1,622,532 $ 2,208,403            $ 3,091,508  $ 5,736,696        $ 4,676,546  $ 149,614           $ 152,397
============= ================= ============== ==================== ============== ================ ============ ===================


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                    MIST MFS                      MIST MFS                      MIST PIMCO
                                     EMERGING MARKETS EQUITY        RESEARCH INTERNATIONAL        INFLATION PROTECTED BOND
                                           INVESTMENT OPTION             INVESTMENT OPTION               INVESTMENT OPTION
                                ------------------------------- ----------------------------- -------------------------------
                                         2009           2008           2009           2008            2009            2008
                                ---------------- -------------- -------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 74,848       $ 76,627       $ 92,824      $ 106,098     $ 1,179,284     $ 1,410,269
  Net realized gains (losses)        (849,531)      (513,757)      (744,325)      (869,619)       (735,563)        970,516
  Change in unrealized gains
     (losses) on investments        3,063,047     (4,087,197)     1,458,364     (2,302,707)      3,094,830      (4,232,413)
                                ---------------- -------------- -------------- -------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              2,288,364     (4,524,327)       806,863     (3,066,228)      3,538,551      (1,851,628)
                                ---------------- -------------- -------------- -------------- --------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners               306,056        406,682          4,721         94,869         272,368         363,362
  Net transfers (including
     fixed account)                  (618,544)     2,065,784        (18,143)       685,490      (7,864,316)      4,506,057
  Policy charges                      (77,348)       (84,585)      (103,378)      (120,385)       (315,678)       (478,972)
  Transfers for policy benefits
     and terminations                  (5,728)    (1,937,941)       (97,156)    (2,671,388)    (11,881,769)     (1,129,238)
                                ---------------- -------------- -------------- -------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (395,564)       449,940       (213,956)    (2,011,414)    (19,789,395)      3,261,209
                                ---------------- -------------- -------------- -------------- --------------- ---------------
     Net increase (decrease)
       in net assets                1,892,800     (4,074,387)       592,907     (5,077,642)    (16,250,844)      1,409,581
NET ASSETS:
  Beginning of year                 3,145,530      7,219,917      2,883,933      7,961,575      33,477,301      32,067,720
                                ---------------- -------------- -------------- -------------- --------------- ---------------
  End of year                     $ 5,038,330    $ 3,145,530    $ 3,476,840    $ 2,883,933    $ 17,226,457    $ 33,477,301
                                ================ ============== ============== ============== =============== ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                                                       MIST THIRD AVENUE
   MIST PIONEER FUND    MIST PIONEER STRATEGIC INCOME    MIST T. ROWE PRICE MID CAP GROWTH               SMALL CAP VALUE
   INVESTMENT OPTION                INVESTMENT OPTION                    INVESTMENT OPTION             INVESTMENT OPTION
----------------------- -------------------------------- ------------------------------------ -----------------------------
     2009       2008       2009                  2008           2009               2008 (a)          2009           2008
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
   $ (812)     $ 176       $ 62                  $ --       $ (1,531)               $ (734)      $ 79,973      $ 119,868
   28,459     (1,738)        --                    (1)       (37,560)              (44,909)    (1,587,605)    (2,271,823)
  119,749     (3,869)       265                   (93)       269,607              (248,142)     3,505,830     (2,118,851)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
  147,396     (5,431)       327                   (94)       230,516              (293,785)     1,998,198     (4,270,806)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
       --         --        342                    54             --                    --        286,962        926,593
  580,349    (44,137)        --                   778        894,176               795,604     (2,812,233)    (4,231,637)
   (7,424)      (142)       (32)                   (7)       (11,436)               (4,701)      (154,222)      (298,407)
      (10)       (84)        (2)                   --             (8)                   13        (18,202)    (8,459,687)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
  572,915    (44,363)       308                   825        882,732               790,916     (2,697,695)   (12,063,138)
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
  720,311    (49,794)       635                   731      1,113,248               497,131       (699,497)   (16,333,944)
    3,483     53,277        731                    --        497,131                    --      9,739,517     26,073,461
------------ ---------- ---------- --------------------- -------------- --------------------- -------------- --------------
$ 723,794    $ 3,483    $ 1,366                 $ 731    $ 1,610,379             $ 497,131    $ 9,040,020    $ 9,739,517
============ ========== ========== ===================== ============== ===================== ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                MSF BLACKROCK AGGRESSIVE GROWTH     MSF BLACKROCK BOND INCOME    MSF BLACKROCK DIVERSIFIED
                                              INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
                                ---------------------------------- ----------------------------- ----------------------------
                                         2009              2008           2009           2008         2009            2008
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ (5,787)        $ (13,935)     $ 283,913      $ 349,962     $ 19,965        $ 88,742
  Net realized gains (losses)        (566,453)          (81,503)       (26,974)       305,658      (47,777)       (860,701)
  Change in unrealized gains
     (losses) on investments        2,031,666        (3,397,849)       124,906       (793,247)     104,936        (207,868)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from operations              1,459,426        (3,493,287)       381,845       (137,627)      77,124        (979,827)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                57,559           137,368         27,959        123,485       13,138         131,206
  Net transfers (including
     fixed account)                  (508,335)       (1,334,084)      (701,409)    (3,174,608)     139,472      (1,128,971)
  Policy charges                      (75,110)         (106,885)       (72,469)       (93,438)      (6,601)        (35,125)
  Transfers for policy benefits
     and terminations                  (5,141)         (795,063)      (230,935)    (2,359,318)        (543)     (1,349,613)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions      (531,027)       (2,098,664)      (976,854)    (5,503,879)     145,466      (2,382,503)
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
     Net increase (decrease)
       in net assets                  928,399        (5,591,951)      (595,009)    (5,641,506)     222,590      (3,362,330)
NET ASSETS:
  Beginning of year                 3,709,680         9,301,631      4,851,880     10,493,386      447,292       3,809,622
                                ---------------- ----------------- -------------- -------------- ------------ ---------------
  End of year                     $ 4,638,079       $ 3,709,680    $ 4,256,871    $ 4,851,880    $ 669,882       $ 447,292
                                ================ ================= ============== ============== ============ ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                  MSF BLACKROCK
             MSF BLACKROCK     LEGACY LARGE CAP
           LARGE CAP VALUE               GROWTH        MSF BLACKROCK MONEY MARKET          MSF FI VALUE LEADERS
         INVESTMENT OPTION    INVESTMENT OPTION                 INVESTMENT OPTION             INVESTMENT OPTION
----------------------------- -------------------- --------------------------------- -----------------------------
       2009        2008 (a)             2009 (d)            2009             2008           2009           2008
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
   $ 24,186         $ (388)            $ (3,022)       $ 401,657      $ 4,227,217      $ 128,069      $ 207,184
    111,569             --               19,293               --               --     (2,179,893)    (2,398,600)
    192,670        221,484              508,152               --               --      3,082,889     (3,850,132)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
    328,425        221,096              524,423          401,657        4,227,217      1,031,065     (6,041,548)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
         --             --               13,891        4,739,972       13,459,589        260,907        718,110
 (2,628,494)     4,932,850            1,860,096       33,842,601        1,675,606     (1,009,198)    (3,984,344)
     (9,426)            --              (17,098)      (3,156,515)      (2,471,011)       (99,765)      (175,361)
         (8)            --                    4      (40,023,388)     (39,254,739)      (105,735)    (1,702,649)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
 (2,637,928)     4,932,850            1,856,893       (4,597,330)     (26,590,555)      (953,791)    (5,144,244)
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
 (2,309,503)     5,153,946            2,381,316       (4,195,673)     (22,363,338)        77,274    (11,185,792)
  5,153,946             --                   --      158,663,218      181,026,556      5,831,011     17,016,803
-------------- -------------- -------------------- ---------------- ---------------- -------------- --------------
$ 2,844,443    $ 5,153,946          $ 2,381,316    $ 154,467,545    $ 158,663,218    $ 5,908,285    $ 5,831,011
============== ============== ==================== ================ ================ ============== ==============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                               MSF METLIFE                   MSF METLIFE                            MSF METLIFE
                                     AGGRESSIVE ALLOCATION       CONSERVATIVE ALLOCATION    CONSERVATIVE TO MODERATE ALLOCATION
                                         INVESTMENT OPTION             INVESTMENT OPTION                      INVESTMENT OPTION
                             -------------------------------- ----------------------------- --------------------------------------
                                       2009           2008           2009           2008          2009                     2008
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
FROM OPERATIONS:
  Net investment income
 (loss)                            $ 33,917       $ 19,786       $ 25,727       $ 15,757      $ 14,828                 $ 68,538
  Net realized gains
 (losses)                        (1,003,431)    (2,246,697)       (48,262)       (56,544)     (467,178)              (1,200,807)
  Change in unrealized gains
     (losses) on investments      1,443,645     (1,859,888)       211,612       (123,606)      574,973                 (900,839)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
     Net increase (decrease)
       in net assets
 resulting
       from operations              474,131     (4,086,799)       189,077       (164,393)      122,623               (2,033,108)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners             288,001      1,179,621         54,458        131,091         2,568                   52,492
  Net transfers (including
     fixed account)              (1,262,976)      (628,041)    (1,360,567)       232,957    (1,851,247)              (3,646,055)
  Policy charges                    (54,211)       (74,971)       (19,361)       (29,238)       (9,750)                 (35,775)
  Transfers for policy
     benefits
     and terminations                (6,131)        (8,840)        (2,978)        (2,949)     (102,455)                  (9,365)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
     Net increase (decrease)
       in net assets
       resulting
       from policy
       transactions              (1,035,317)       467,769     (1,328,448)       331,861    (1,960,884)              (3,638,703)
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
     Net increase (decrease)
       in net assets               (561,186)    (3,619,030)    (1,139,371)       167,468    (1,838,261)              (5,671,811)
NET ASSETS:
  Beginning of year               3,188,519      6,807,549      2,210,459      2,042,991     2,430,117                8,101,928
                             ----------------- -------------- -------------- -------------- ------------- ------------------------
  End of year                   $ 2,627,333    $ 3,188,519    $ 1,071,088    $ 2,210,459     $ 591,856              $ 2,430,117
                             ================= ============== ============== ============== ============= ========================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

             MSF METLIFE                   MSF METLIFE                          MSF METLIFE                     MSF METLIFE
     MID CAP STOCK INDEX           MODERATE ALLOCATION    MODERATE TO AGGRESSIVE ALLOCATION                     STOCK INDEX
       INVESTMENT OPTION             INVESTMENT OPTION                    INVESTMENT OPTION               INVESTMENT OPTION
--------------------------- ----------------------------- ------------------------------------ -------------------------------
       2009      2008 (a)          2009           2008           2009                  2008            2009            2008
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
   $ 12,385        $ (12)      $ 65,353       $ 78,560       $ 28,034               $ 8,207       $ 424,390     $ 1,135,562
     33,353           --        (75,927)    (3,185,642)       (21,133)             (137,235)    (10,495,455)    (11,984,284)
    387,878        9,271        739,513       (659,800)       430,396              (343,093)     16,833,583     (17,174,247)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
    433,616        9,259        728,939     (3,766,882)       437,297              (472,121)      6,762,518     (28,022,969)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
        685          108         71,234        263,675         14,096                26,666         561,130       2,389,156
  1,130,677      151,006      1,416,519     (8,043,252)       719,821              (614,526)       (368,673)    (18,399,138)
     (3,579)          (4)       (37,653)       (54,002)       (24,912)              (21,654)       (511,375)       (558,438)
        202           --         (6,409)      (124,695)          (937)              (10,710)     (4,232,911)     (4,588,825)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
  1,127,985      151,110      1,443,691     (7,958,274)       708,068              (620,224)     (4,551,829)    (21,157,245)
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
  1,561,601      160,369      2,172,630    (11,725,156)     1,145,365            (1,092,345)      2,210,689     (49,180,214)
    160,369           --      1,077,372     12,802,528        758,228             1,850,573      27,728,723      76,908,937
-------------- ------------ -------------- -------------- -------------- --------------------- --------------- ---------------
$ 1,721,970    $ 160,369    $ 3,250,002    $ 1,077,372    $ 1,903,593             $ 758,228    $ 29,939,412    $ 27,728,723
============== ============ ============== ============== ============== ===================== =============== ===============

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                          MSF MFS TOTAL RETURN              MSF MFS VALUE    MSF OPPENHEIMER GLOBAL EQUITY
                                             INVESTMENT OPTION          INVESTMENT OPTION                INVESTMENT OPTION
                                --------------------------------- -------------------------- --------------------------------
                                          2009            2008           2009     2008 (a)        2009                2008
                                ----------------- --------------- -------------- ----------- ------------ -------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $ 1,021,781       $ 960,219       $ (9,803)      $ (42)     $ 5,271            $ 16,259
  Net realized gains (losses)       (2,134,710)        (37,525)       (14,418)       (120)    (176,478)            (67,885)
  Change in unrealized gains
     (losses) on investments         5,428,714      (9,602,276)     1,590,873      (9,446)     244,621            (306,598)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from operations               4,315,785      (8,679,582)     1,566,652      (9,608)      73,414            (358,224)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners              1,136,283       1,139,512             --          --          146              19,867
  Net transfers (including
     fixed account)                 (7,570,387)      6,163,403      6,903,495      39,066     (245,125)           (128,213)
  Policy charges                      (559,953)       (413,520)       (23,952)       (273)      (4,380)            (10,819)
  Transfers for policy benefits
     and terminations                 (510,123)     (9,230,000)           (11)         85         (626)           (142,883)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (7,504,180)     (2,340,605)     6,879,532      38,878     (249,985)           (262,048)
                                ----------------- --------------- -------------- ----------- ------------ -------------------
     Net increase (decrease)
       in net assets                (3,188,395)    (11,020,187)     8,446,184      29,270     (176,571)           (620,272)
NET ASSETS:
  Beginning of year                 26,543,341      37,563,528         29,270          --      479,618           1,099,890
                                ----------------- --------------- -------------- ----------- ------------ -------------------
  End of year                     $ 23,354,946    $ 26,543,341    $ 8,475,454    $ 29,270    $ 303,047           $ 479,618
                                ================= =============== ============== =========== ============ ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

                                                                   MSF WESTERN ASSET MANAGEMENT
      MSF RUSSELL 2000 INDEX MSF T. ROWE PRICE LARGE CAP GROWTH                 U.S. GOVERNMENT        PIMCO VIT LOW DURATION
           INVESTMENT OPTION                  INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
---------------------------- ------------------------------------- ----------------------------- -------------------------------
        2009         2008           2009                   2008           2009             2008          2009            2008
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
   $ 256,104    $ 241,638        $ 1,745                $ 2,043      $ 359,415        $ 878,645     $ 595,106       $ 748,663
 (1,947,551)   (7,001,830)      (371,662)               (22,241)      (110,866)         204,749       733,188         356,129
   5,268,479   (5,046,023)       821,325             (1,137,550)        57,443       (1,090,616)      877,836      (1,096,119)
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
   3,577,032  (11,806,215)       451,408             (1,157,748)       305,992           (7,222)    2,206,130           8,673
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
      95,861      308,882          4,886                133,777         43,195          245,577         9,994       1,148,950
 (1,767,587)   (2,418,014)      (493,780)               (90,886)        24,488       (5,649,829)   (6,891,733)      3,920,556
   (268,171)     (279,377)       (18,926)               (27,815)      (249,511)        (245,579)     (279,794)       (198,335)
   (913,872)   (1,923,249)       (31,823)              (389,422)    (9,565,338)      (1,018,359)     (201,520)       (596,222)
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
 (2,853,769)   (4,311,758)      (539,643)              (374,346)    (9,747,166)      (6,668,190)   (7,363,053)      4,274,949
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
     723,263  (16,117,973)       (88,235)            (1,532,094)    (9,441,174)      (6,675,412)   (5,156,923)      4,283,622
  12,549,521   28,667,494      1,514,719              3,046,813     17,125,896       23,801,308    21,896,847      17,613,225
------------ --------------- -------------- ---------------------- -------------- -------------- --------------- ---------------
$ 13,272,784 $ 12,549,521    $ 1,426,484            $ 1,514,719    $ 7,684,722     $ 17,125,896  $ 16,739,924    $ 21,896,847
============ =============== ============== ====================== ============== ============== =============== ===============


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                         PIMCO VIT TOTAL RETURN    PIONEER VCT EMERGING MARKETS     PIONEER VCT MID CAP VALUE
                                              INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
                                 --------------------------------- ------------------------------- -----------------------------
                                          2009             2008           2009          2008 (a)          2009           2008
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)     $ 7,538,409      $ 6,235,147       $ 26,322           $ (383)      $ 17,165       $ 20,005
  Net realized gains (losses)        6,816,695        3,901,341         61,512             (450)      (700,410)      (487,762)
  Change in unrealized gains
     (losses) on investments         5,070,096       (3,437,998)     1,874,277           95,247      1,030,144       (801,931)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from operations              19,425,200        6,698,490      1,962,111           94,414        346,899     (1,269,688)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                910,402        4,101,278          6,650            2,443         78,204        268,540
  Net transfers (including fixed
     account)                       34,122,416       15,278,795     (1,635,457)       4,617,076       (169,066)      (977,652)
  Policy charges                    (2,454,862)        (708,583)       (15,500)            (334)       (33,544)       (59,008)
  Transfers for policy benefits
     and terminations              (20,151,712)     (23,703,651)           (33)             (27)      (314,253)      (819,021)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     12,426,244       (5,032,161)    (1,644,340)       4,619,158       (438,659)    (1,587,141)
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
     Net increase (decrease)
       in net assets                31,851,444        1,666,329        317,771        4,713,572        (91,760)    (2,856,829)
NET ASSETS:
  Beginning of year                141,841,327      140,174,998      4,713,572               --      2,064,065      4,920,894
                                 ---------------- ---------------- -------------- ---------------- -------------- --------------
  End of year                    $ 173,692,771    $ 141,841,327    $ 5,031,343      $ 4,713,572    $ 1,972,305    $ 2,064,065
                                 ================ ================ ============== ================ ============== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

    PUTNAM VT NEW                                                               UIF EMERGING
    OPPORTUNITIES           ROYCE MICRO-CAP                ROYCE SMALL-CAP    MARKETS EQUITY    VANGUARD VIF DIVERSIFIED VALUE
INVESTMENT OPTION         INVESTMENT OPTION              INVESTMENT OPTION INVESTMENT OPTION                 INVESTMENT OPTION
----------------- ---------------------------- --------------------------- -------------------- ---------------------------------
         2009 (e)        2009          2008            2009        2008              2009 (c)         2009                2008
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
            $ 283    $ (4,000)     $ 28,381      $ (13,787)    $ 52,852             $ (1,139)    $ 265,742           $ 447,525
            5,796    (214,894)   (2,245,036)      (210,913)     430,607                   (9)   (3,353,782)         (1,127,691)
           38,396   1,195,998      (523,653)      2,794,881    (799,574)              21,564     3,361,754          (4,349,417)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
           44,475     977,104    (2,740,308)      2,570,181    (316,115)              20,416       273,714          (5,029,583)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
               43      18,720        84,073          30,279     147,762                   --            --             281,573
          113,238     994,687    (2,738,319)      (259,792)   6,622,004            5,594,728    (5,639,549)         (7,667,696)
          (1,220)     (48,253)      (31,560)       (66,711)     (51,381)              (4,245)      (68,287)           (196,294)
             (13)    (242,123)       (4,543)          5,960  (4,764,847)                  (2)       (2,656)            (95,136)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
          112,048     723,031    (2,690,349)      (290,264)   1,953,538            5,590,481    (5,710,492)         (7,677,553)
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
          156,523   1,700,135    (5,430,657)      2,279,917   1,637,423            5,610,897    (5,436,778)        (12,707,136)
               --     912,539     6,343,196       7,731,864   6,094,441                   --     6,155,719          18,862,855
----------------- -------------- ------------- ------------ -------------- -------------------- ------------- -------------------
        $ 156,523 $ 2,612,674     $ 912,539    $ 10,011,781 $ 7,731,864          $ 5,610,897     $ 718,941         $ 6,155,719
================= ============== ============= ============ ============== ==================== ============= ===================

The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                 VANGUARD VIF                   VANGUARD VIF
                                                 EQUITY INDEX    SHORT-TERM INVESTMENT GRADE
                                            INVESTMENT OPTION              INVESTMENT OPTION
                                   ----------------------------- ------------------------------
                                          2009           2008         2009              2008
                                   -------------- -------------- ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)       $ 262,468       $ 14,034      $ 8,455           $ 9,706
  Net realized gains (losses)       (3,563,148)      (205,305)      (3,205)           (8,223)
  Change in unrealized gains
     (losses) on investments         3,937,293     (5,718,625)      19,809            (7,932)
                                   -------------- -------------- ------------ --- -------------
     Net increase (decrease)
       in net assets resulting
       from operations                 636,613     (5,909,896)      25,059            (6,449)
                                   -------------- -------------- ------------ --- -------------
POLICY TRANSACTIONS:
  Premium payments received
     from policy owners                     --         10,550           --                --
  Net transfers (including
     fixed account)                 (8,267,161)   (11,637,644)      53,463           (38,512)
  Policy charges                      (106,600)      (136,617)      (2,572)           (2,519)
  Transfers for policy benefits
     and terminations                   (3,344)       462,534       (1,048)                3
                                   -------------- -------------- ------------ --- -------------
     Net increase (decrease)
       in net assets resulting
       from policy transactions     (8,377,105)   (11,301,177)      49,843           (41,028)
                                   -------------- -------------- ------------ --- -------------
     Net increase (decrease)
       in net assets                (7,740,492)   (17,211,073)      74,902           (47,477)
NET ASSETS:
  Beginning of year                  9,052,170     26,263,243      180,233           227,710
                                   -------------- -------------- ------------ --- -------------
  End of year                      $ 1,311,678    $ 9,052,170    $ 255,135         $ 180,233
                                   ============== ============== ============ =================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.


The accompanying notes are an integral part of these financial statements.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

MetLife of CT Fund UL III for Variable Life Insurance (the "Separate Account"), a separate account of MetLife Insurance Company of Connecticut (the "Company"), was established by the Company's Board of Directors on January 15, 1999 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Connecticut Department of Insurance.

The Separate Account is divided into Investment Options, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds ("AIM V.I.")
AllianceBernstein Variable Products Series Fund, Inc.
("AllianceBernstein")
American Century Variable Portfolios, Inc. ("American
Century VP")
American Funds Insurance Series ("American Funds")
Delaware VIP Trust ("Delaware VIP")
Dreyfus Variable Investment Fund ("Dreyfus VIF")
Fidelity Variable Insurance Products ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust
("FTVIPT")
Janus Aspen Series ("Janus Aspen")
Legg Mason Partners Variable Equity Trust
("LMPVET")
Legg Mason Partners Variable Income Trust
("LMPVIT")

MFS Variable Insurance Trust ("MFS VIT")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*
Oppenheimer Variable Account Fund ("Oppenheimer
VA")
PIMCO Variable Insurance Trust ("PIMCO VIT")
Pioneer Variable Contracts Trust ("Pioneer VCT")
Putnam Variable Trust ("Putnam VT")
Royce Capital Fund ("Royce")
The Universal Institutional Funds, Inc. ("UIF")
Van Kampen Life Investment Trust ("Van Kampen
LIT")
Vanguard Variable Insurance Fund ("Vanguard VIF")

* See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Investment Options of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF INVESTMENT OPTIONS

A. Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Options in accordance with the selection made by the policy owner. The following Investment Options had net assets as of December 31, 2009:

AIM V.I. Global Real Estate Investment Option
AIM V.I. International Growth Investment Option
AllianceBernstein Intermediate Bond Investment Option
AllianceBernstein International Value Investment Option
American Century VP Ultra Investment Option
American Century VP Vista Investment Option
American Funds Bond Investment Option
American Funds Global Growth Investment Option
American Funds Global Small Capitalization Investment Option

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT OPTIONS -- (CONTINUED)

American Funds Growth Investment Option
American Funds Growth-Income Investment Option
American Funds International Investment Option
American Funds New World Investment Option
American Funds U.S. Government/AAA Rated Securities Investment Option Delaware VIP Small Cap Value Investment Option
Dreyfus VIF Appreciation Investment Option
Dreyfus VIF Developing Leaders Investment Option
Fidelity VIP Contrafund Investment Option*
Fidelity VIP Equity-Income Investment Option
Fidelity VIP Freedom 2015 Investment Option
Fidelity VIP Freedom 2020 Investment Option
Fidelity VIP Freedom 2030 Investment Option
Fidelity VIP Growth & Income Investment Option
Fidelity VIP High Income Investment Option
Fidelity VIP Index 500 Investment Option
Fidelity VIP Investment Grade Bond Investment Option
Fidelity VIP Mid Cap Investment Option
Fidelity VIP Overseas Investment Option
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
FTVIPT Templeton Developing Markets Securities Investment Option
FTVIPT Templeton Foreign Securities Investment Option
FTVIPT Templeton Global Bond Securities Investment Option
Janus Aspen Enterprise Investment Option
Janus Aspen Global Technology Investment Option
Janus Aspen Overseas Investment Option
Janus Aspen Perkins Mid Cap Value Investment Option
Janus Aspen Worldwide Investment Option
LMPVET ClearBridge Variable Equity Income Builder Investment Option
LMPVET ClearBridge Variable Aggressive Growth Investment Option
LMPVET ClearBridge Variable Appreciation Investment Option
LMPVET ClearBridge Variable Fundamental Value Investment Option
LMPVET ClearBridge Variable Investors Investment Option
LMPVET ClearBridge Variable Large Cap Growth Investment Option
LMPVET Global Currents Variable International All Cap Opportunity Investment Option
LMPVET Investment Counsel Variable Social Awareness Investment Option
LMPVIT Western Asset Variable Global High Yield Bond Investment Option LMPVIT Western Asset Variable Strategic Bond Investment Option
MIST BlackRock High Yield Investment Option
MIST BlackRock Large Cap Core Investment Option
MIST Clarion Global Real Estate Investment Option
MIST Harris Oakmark International Investment Option
MIST Janus Forty Investment Option
MIST Lazard Mid Cap Investment Option
MIST Loomis Sayles Global Markets Investment Option
MIST Lord Abbett Bond Debenture Investment Option
MIST Lord Abbett Growth and Income Investment Option
MIST Lord Abbett Mid Cap Value Investment Option
MIST Met/AIM Small Cap Growth Investment Option

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT OPTIONS -- (CONTINUED)

MIST MFS Emerging Markets Equity Investment Option
MIST MFS Research International Investment Option
MIST PIMCO Inflation Protected Bond Investment Option
MIST Pioneer Fund Investment Option
MIST Pioneer Strategic Income Investment Option
MIST T. Rowe Price Mid Cap Growth Investment Option
MIST Third Avenue Small Cap Value Investment Option
MSF BlackRock Aggressive Growth Investment Option
MSF BlackRock Bond Income Investment Option
MSF BlackRock Diversified Investment Option
MSF BlackRock Large Cap Value Investment Option
MSF BlackRock Legacy Large Cap Growth Investment Option**
MSF BlackRock Money Market Investment Option
MSF FI Value Leaders Investment Option
MSF MetLife Aggressive Allocation Investment Option
MSF MetLife Conservative Allocation Investment Option
MSF MetLife Conservative to Moderate Allocation Investment Option
MSF MetLife Mid Cap Stock Index Investment Option
MSF MetLife Moderate Allocation Investment Option
MSF MetLife Moderate to Aggressive Allocation Investment Option
MSF MetLife Stock Index Investment Option
MSF MFS Total Return Investment Option
MSF MFS Value Investment Option
MSF Oppenheimer Global Equity Investment Option
MSF Russell 2000 Index Investment Option
MSF T. Rowe Price Large Cap Growth Investment Option
MSF Western Asset Management U.S. Government Investment Option
PIMCO VIT Low Duration Investment Option
PIMCO VIT Total Return Investment Option
Pioneer VCT Emerging Markets Investment Option
Pioneer VCT Mid Cap Value Investment Option
Putnam VT New Opportunities Investment Option**
Royce Micro-Cap Investment Option
Royce Small-Cap Investment Option
UIF Emerging Markets Equity Investment Option
Vanguard VIF Diversified Value Investment Option
Vanguard VIF Equity Index Investment Option
Vanguard VIF Short-Term Investment Grade Investment Option

* This Investment Option invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.

** This Investment Option began operations during the year ended December 31, 2009.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF INVESTMENT OPTIONS -- (CONCLUDED)

B. The following Investment Options had no net assets as of December 31, 2009:

AllianceBernstein Global Thematic Growth Investment
Option
American Funds High-Income Bond Investment
Option
Dreyfus VIF International Value Investment Option
Fidelity VIP Freedom 2010 Investment Option
Fidelity VIP Freedom 2025 Investment Option
FTVIPT Mutual Global Discovery Securities
Investment Option
Janus Aspen Global Life Sciences Investment Option
MFS VIT Global Equity Investment Option
MFS VIT High Income Investment Option
MFS VIT New Discovery Investment Option
MIST Van Kampen Mid Cap Growth Investment
Option
MSF Artio International Stock Investment Option
MSF Barclays Capital Aggregate Bond Index
Investment Option

MSF Davis Venture Value Investment Option
MSF FI Mid Cap Opportunities Investment Option
MSF Jennison Growth Investment Option
MSF Morgan Stanley EAFE Index Investment Option
Oppenheimer VA Main Street Small Cap Investment
Option
PIMCO VIT Long Tern U.S. Government Investment
Option
Putnam VT International Growth and Income
Investment Option
UIF Emerging Markets Debt Investment Option
Van Kampen LIT Comstock Investment Option
Van Kampen LIT Government Investment Option
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Small Company Growth Investment
Option
Vanguard VIF Total Stock Market Index Investment
Option

3. PORTFOLIO CHANGES

MSF Capital Guardian U.S. Equity Investment Option
MSF FI Large Cap Investment Option
MIST Met/AIM Capital Appreciation Investment
Option
Putnam VT Discovery Growth Investment Option
LMPVET Equity Index Investment Option
The Merger Fund VL Investment Option
Vanguard VIF International Investment Option

The operations of the Investment Options were affected by the following changes that occurred during the year ended December 31, 2009:

NAME CHANGES:

FORMER NAME                                          NEW NAME
(MSF) Julius Baer International Stock Portfolio      (MSF) Artio International Stock Portfolio
(MSF) Lehman Brothers Aggregate Bond Index           (MSF) Barclays Capital Aggregate Bond Index
Portfolio                                            Portfolio
(Janus Aspen) International Growth Portfolio         (Janus Aspen) Overseas Portfolio
(Janus Aspen) Worldwide Growth Portfolio             (Janus Aspen) Worldwide Portfolio
(Janus Aspen) Mid Cap Growth Portfolio               (Janus Aspen) Enterprise Portfolio
(Janus Aspen) Mid Cap Value Portfolio                (Janus Aspen) Perkins Mid Cap Value Portfolio
(FTVIPT) Mutual Discovery Series Portfolio           (FTVIPT) Mutual Global Discovery Securities Portfolio
(FTVIPT) Templeton Global Income Securities          (FTVIPT) Templeton Global Bond Securities Portfolio
Portfolio                                            (AllianceBernstein) Global Thematic Growth Portfolio
(AllianceBernstein) Global Technology Portfolio      (LMPVET) ClearBridge Variable Equity Income
(LMPVET) Capital and Income Portfolio                Builder Portfolio

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. PORTFOLIO CHANGES -- (CONTINUED)

FORMER NAME                                            NEW NAME
(LMPVET) Aggressive Growth Portfolio                   (LMPVET) ClearBridge Variable Aggressive Growth
                                                       Portfolio
(LMPVET) Appreciation Portfolio                        (LMPVET) ClearBridge Variable Appreciation
                                                       Portfolio
(LMPVET) Fundamental Value Portfolio                   (LMPVET) ClearBridge Variable Fundamental Value
                                                       Portfolio
(LMPVET) Investors Portfolio                           (LMPVET) ClearBridge Variable Investors Portfolio
(LMPVET) Large Cap Growth Portfolio                    (LMPVET) ClearBridge Variable Large Cap Growth
                                                       Portfolio
(LMPVET)International All Cap Opportunity Portfolio    (LMPVET) Global Currents Variable International All
                                                       Cap Opportunity Portfolio
(LMPVET) Social Awareness Portfolio                    (LMPVET) Investment Counsel Variable Social
                                                       Awareness Portfolio
(LMPVIT) Global High Yield Bond Portfolio              (LMPVIT) Western Asset Variable Global High Yield
                                                       Bond Portfolio
(LMPVIT) Strategic Bond Portfolio                      (LMPVIT) Western Asset Variable Strategic Bond
                                                       Portfolio

MERGERS:

FORMER PORTFOLIO                                       NEW PORTFOLIO
(MSF) Capital Guardian U.S. Equity Portfolio           (MIST) Pioneer Fund Portfolio
(MSF) FI Large Cap Portfolio                           (MSF) BlackRock Legacy Large Cap Growth Portfolio
(MIST) Met/AIM Capital Appreciation Portfolio          (MSF) BlackRock Legacy Large Cap Growth Portfolio
(Putnam VT) Discovery Growth Fund                      (Putnam VT) New Opportunities Fund

SUBSTITUTIONS:

FORMER PORTFOLIO                                       NEW PORTFOLIO
(LMPVET) Equity Index Portfolio                        (MSF) MetLife Stock Index Portfolio

LIQUIDATIONS:

The Merger Fund VL Portfolio
(Vanguard VIF) International Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB ACCOUNTING STANDARDS CODIFICATION ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification, which changed the referencing and organization of accounting guidance without modification of existing GAAP, is effective for interim and annual periods ending after September 15, 2009. Since it did not modify existing GAAP, Codification did not have any impact on the financial results of the Investment Options. On the effective date of Codification, substantially all existing non-Securities and Exchange Commission accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying notes to the financial statements.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Investment Options'investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Options.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Investment Option invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. The federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Options and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Options within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Options.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Investment Options.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Investment Options:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies. In addition, the charge compensates the Company for the risk that the investor may live longer than estimates and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2009:

Mortality and Expense Risk      0.05% - 0.45%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)

Policy charges are assessed on a monthly basis through the redemption of units. These charges generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. An administrative charge of $5 is assessed monthly. These charges are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Investment Options.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                          FOR THE YEAR ENDED
                                                        AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                        ----------------------- ----------------------------
                                                                                      COST OF       PROCEEDS
                                                           SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                        --------- ------------- ------------- --------------
AIM V.I. Global Real Estate Investment Option             277,731     2,568,411     3,262,228        727,893
AIM V.I. International Growth Investment Option           937,262    25,689,312     8,451,267     21,028,072
AllianceBernstein Intermediate Bond Investment Option     236,462     2,806,730     2,811,640          4,945
AllianceBernstein International Value Investment Option       183         2,197         2,273             93
American Century VP Ultra Investment Option                 3,161        28,773            62            394
American Century VP Vista Investment Option               215,278     2,315,062     2,665,045        362,695
American Funds Bond Investment Option                         287         2,839         2,936            103
American Funds Global Growth Investment Option            953,268    17,628,507     8,958,184      3,508,246
American Funds Global Small Capitalization
  Investment Option                                            47           502           457             33
American Funds Growth Investment Option                 1,547,236    74,513,665    25,047,514     18,334,277
American Funds Growth-Income Investment Option            785,626    27,853,576     6,922,657     18,432,750
American Funds International Investment Option          1,486,148    19,559,422    25,405,694     15,435,330
American Funds New World Investment Option                262,287     3,806,059     4,119,897        316,321
American Funds U.S. Government/AAA Rated Securities
  Investment Option                                        36,949       451,312       783,427      6,738,180
Delaware VIP Small Cap Value Investment Option            425,904    11,680,846     1,266,211      2,103,819
Dreyfus VIF Appreciation Investment Option                 29,618     1,033,707       251,381        693,293
Dreyfus VIF Developing Leaders Investment Option           42,394     1,358,452       124,690        248,113
Fidelity VIP Contrafund Investment Option               1,689,406    35,644,404    17,233,715      5,612,783
Fidelity VIP Equity-Income Investment Option              628,797     6,836,669     8,061,706      1,908,685
Fidelity VIP Freedom 2015 Investment Option                   509         4,673         6,049          1,555
Fidelity VIP Freedom 2020 Investment Option                    41           397       116,509      6,908,147
Fidelity VIP Freedom 2030 Investment Option                   222         1,687        58,904      3,383,658
Fidelity VIP Growth & Income Investment Option                994        12,334            83            379
Fidelity VIP High Income Investment Option                    243         1,175        66,846      4,100,242
Fidelity VIP Index 500 Investment Option                  201,929    19,666,602     7,857,670      3,601,118
Fidelity VIP Investment Grade Bond Investment Option           24           303       402,079        408,907
Fidelity VIP Mid Cap Investment Option                    984,618    28,395,486     5,848,201     16,218,198
Fidelity VIP Overseas Investment Option                   380,667     6,478,393     3,105,795      9,545,490
FTVIPT Franklin Small-Mid Cap Growth Securities
  Investment Option                                       286,707     5,148,365     1,035,982      3,275,556
FTVIPT Templeton Developing Markets Securities
  Investment Option                                     1,066,068     9,939,473     7,687,627      5,889,028
FTVIPT Templeton Foreign Securities Investment Option   1,398,634    18,507,993     6,969,335      4,688,698
FTVIPT Templeton Global Bond Securities
  Investment Option                                       455,395     7,711,183     2,276,771      5,185,103
Janus Aspen Enterprise Investment Option                   94,318     1,927,605       792,858      1,477,128
Janus Aspen Global Technology Investment Option           338,670     1,456,700     1,093,118        332,096
Janus Aspen Overseas Investment Option                    104,146     2,978,756     1,367,054      2,802,403
Janus Aspen Perkins Mid Cap Value Investment Option       877,462    10,548,093     1,928,044      4,291,272
Janus Aspen Worldwide Investment Option                    35,099       918,947       358,811        758,576
LMPVET ClearBridge Variable Equity Income Builder
  Investment Option                                        93,080     1,172,202        58,442        262,756
LMPVET ClearBridge Variable Aggressive Growth
  Investment Option                                        79,991     1,030,997       369,641      1,138,309
LMPVET ClearBridge Variable Appreciation
  Investment Option                                           668        17,952           267            196
LMPVET ClearBridge Variable Fundamental Value
  Investment Option                                       186,698     3,314,269     1,868,413      1,251,602
LMPVET ClearBridge Variable Investors
  Investment Option                                       279,245     3,495,498     1,681,441      1,597,403
LMPVET ClearBridge Variable Large Cap Growth
  Investment Option                                        55,474       779,876       300,293        788,504
LMPVET Global Currents Variable International All Cap
  Opportunity Investment Option                            91,067       954,577        75,050        140,085

                                                                                        FOR THE YEAR ENDED
                                                      AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                      ----------------------- ----------------------------
                                                                                    COST OF       PROCEEDS
                                                          SHARES     COST ($) PURCHASES ($) FROM SALES ($)
                                                      ---------- ------------ ------------- --------------
LMPVET Investment Counsel Variable Social Awareness
  Investment Option                                       22,052      496,563       234,761        615,093
LMPVIT Western Asset Variable Global High Yield Bond
  Investment Option                                      699,475    6,027,072       973,042      1,089,237
LMPVIT Western Asset Variable Strategic Bond
  Investment Option                                      163,186    1,547,750       392,332        135,554
MIST BlackRock High Yield Investment Option            2,336,024   16,719,366     9,235,626      4,357,271
MIST BlackRock Large Cap Core Investment Option        1,228,939   10,310,880     4,077,911      2,315,379
MIST Clarion Global Real Estate Investment Option      1,295,456   16,358,822     2,816,131      5,912,295
MIST Harris Oakmark International Investment Option      615,608    6,539,848    12,113,195     18,086,328
MIST Janus Forty Investment Option                       294,589   15,260,119     2,634,630     13,738,648
MIST Lazard Mid Cap Investment Option                    172,218    1,673,749       557,369      1,407,316
MIST Loomis Sayles Global Markets Investment Option      375,952    4,431,962       109,196      1,361,958
MIST Lord Abbett Bond Debenture Investment Option         58,245      657,398       741,711      2,065,829
MIST Lord Abbett Growth and Income Investment Option     117,038    3,085,462       147,612      1,262,603
MIST Lord Abbett Mid Cap Value Investment Option         452,074    7,720,059     1,501,198      1,586,999
MIST Met/AIM Small Cap Growth Investment Option           13,339      156,052        31,456         76,101
MIST MFS Emerging Markets Equity Investment Option       530,353    4,779,759     2,202,932      2,523,674
MIST MFS Research International Investment Option        373,452    3,931,052     1,464,939      1,586,115
MIST PIMCO Inflation Protected Bond Investment Option  1,542,222   16,159,628    23,536,895     42,146,885
MIST Pioneer Fund Investment Option                       58,944      605,552       977,936        405,791
MIST Pioneer Strategic Income Investment Option              130        1,195           405             34
MIST T. Rowe Price Mid Cap Growth Investment Option      208,332    1,588,940     1,063,492        182,288
MIST Third Avenue Small Cap Value Investment Option      715,194    9,645,871     2,240,896      4,766,132
MSF BlackRock Aggressive Growth Investment Option        200,007    4,695,451       697,204      1,233,975
MSF BlackRock Bond Income Investment Option               40,869    4,248,063       890,274      1,583,262
MSF BlackRock Diversified Investment Option               45,854      720,884       306,076        140,651
MSF BlackRock Large Cap Value Investment Option          301,962    2,430,325       861,198      3,474,947
MSF BlackRock Legacy Large Cap Growth
  Investment Option (a)                                  103,718    1,873,208     2,025,003        171,088
MSF BlackRock Money Market Investment Option           1,544,674  154,467,640   117,719,561    121,915,143
MSF FI Value Leaders Investment Option                    47,127    7,132,823     2,702,916      3,528,682
MSF MetLife Aggressive Allocation Investment Option      281,915    2,919,719       581,317      1,579,531
MSF MetLife Conservative Allocation Investment Option     99,087      935,314     1,006,922      2,304,056
MSF MetLife Conservative to Moderate Allocation
  Investment Option                                       56,537      595,685       137,350      2,079,769
MSF MetLife Mid Cap Stock Index Investment Option        155,133    1,324,829     1,199,163         28,159
MSF MetLife Moderate Allocation Investment Option        323,066    2,878,454     1,985,982        439,340
MSF MetLife Moderate to Aggressive Allocation
  Investment Option                                      196,051    1,803,988     1,013,649        260,362
MSF MetLife Stock Index Investment Option              1,137,951   30,811,347    19,583,426     23,359,451
MSF MFS Total Return Investment Option                   193,320   25,671,576     4,408,681     10,891,080
MSF MFS Value Investment Option                          756,743    6,894,101     7,450,224        580,437
MSF Oppenheimer Global Equity Investment Option           22,582      297,615       114,349        359,101
MSF Russell 2000 Index Investment Option               1,250,985   15,025,164     5,150,152      7,358,127
MSF T. Rowe Price Large Cap Growth Investment Option     111,099    1,538,343       229,516        767,411
MSF Western Asset Management U.S. Government
  Investment Option                                      647,958    7,722,012     2,684,766     12,072,513
PIMCO VIT Low Duration Investment Option               1,655,785   16,596,407     3,678,678      9,696,547
PIMCO VIT Total Return Investment Option              16,052,940  168,688,038    86,576,083     61,389,340
Pioneer VCT Emerging Markets Investment Option           186,762    3,061,856       815,166      2,433,195
Pioneer VCT Mid Cap Value Investment Option              136,876    2,346,747       610,890      1,032,378
Putnam VT New Opportunities Investment Option (b)          9,167      118,173       151,316         38,939
Royce Micro-Cap Investment Option                        274,162    2,301,007     2,133,543      1,414,494
Royce Small-Cap Investment Option                      1,153,441    8,405,315     2,138,521      2,442,573
UIF Emerging Markets Equity Investment Option            431,279    5,589,372     5,590,481          1,101

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)

                                                                                   FOR THE YEAR ENDED
                                                 AS OF DECEMBER 31, 2009            DECEMBER 31, 2009
                                                 ----------------------- ----------------------------
                                                                               COST OF       PROCEEDS
                                                 SHARES         COST ($) PURCHASES ($) FROM SALES ($)
                                                 ------ ---------------- ------------- --------------
Vanguard VIF Diversified Value Investment Option 62,253          891,025       453,203      5,897,868
Vanguard VIF Equity Index Investment Option      62,138        1,477,318     1,260,195      9,181,158
Vanguard VIF Short-Term Investment Grade
  Investment Option                              23,761          241,821       307,165        247,699
                                                 ====== ================ ============= ==============

(a) For the period May 4, 2009 to December 31, 2009.

(b) For the period February 16, 2009 to December 31, 2009.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portolio, series, or fund for each of the periods presented in the five years ended December 31, 2009:

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ---------- ------------- ---------------- -------------------
AIM V.I. Global Real Estate
  Investment Option           2009  1,670,231     2.004 - 2.019  3,371,572            --      0.15 - 0.25    31.24 - 31.33
  (Commenced 4/28/2008)       2008         55             1.532         85          9.43             0.20           (45.65)

AIM V.I. International Growth 2009 17,277,737     1.407 - 1.417 24,378,054          1.19      0.10 - 0.25    34.90 - 35.08
  Investment Option           2008 28,202,476     1.043 - 1.049 29,476,797          0.58      0.10 - 0.25 (40.50) - (40.40)
  (Commenced 5/2/2005)        2007 31,575,777     1.753 - 1.760 55,455,360          0.67      0.10 - 0.25     4.02 - 14.53
                              2006 10,023,431     1.527 - 1.535 15,370,810          1.89      0.15 - 0.45    16.64 - 27.96
                              2005  1,063,811     1.196 - 1.198  1,274,687          0.84      0.20 - 0.45     0.76 - 13.45
AllianceBernstein
  Intermediate Bond
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009  2,266,161             1.250  2,832,767            --             0.20            18.26

AllianceBernstein
  International Value
  Investment Option
  (Commenced 11/10/2008 and
  began transactions in 2009) 2009      1,535             1.755      2,695          2.13             0.20            34.38

American Century VP Ultra     2009     27,655             0.928     25,660          0.28             0.25            34.10
  Investment Option           2008     28,094     0.692 - 0.694     19,432            --      0.20 - 0.25 (41.63) - (41.60)
                              2007  3,035,357             1.189  3,608,158            --             0.20            20.83
                              2006  4,421,032             0.984  4,351,308            --             0.20            (3.53)
                              2005  5,669,118             1.020  5,780,199            --             0.20             2.00
American Century VP Vista
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009  2,509,247             1.132  2,839,477            --             0.15            22.38

American Funds Bond
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009      1,604             1.832      2,940          4.68             0.20            12.39

American Funds Global Growth  2009 10,376,523     1.760 - 1.796 18,588,672          1.65      0.20 - 0.45    41.59 - 41.98
  Investment Option           2008  7,065,283     1.243 - 1.265  8,911,510          1.86      0.20 - 0.45 (38.65) - (38.50)
                              2007  7,358,469     2.025 - 2.057 15,120,620          2.45      0.20 - 0.45    14.33 - 14.66
                              2006 11,866,818     1.772 - 1.794 21,279,370          0.84      0.20 - 0.45    19.89 - 20.25
                              2005  7,454,459     1.478 - 1.496 11,124,119          0.69      0.15 - 0.45    13.60 - 13.94
American Funds Global Small
  Capitalization
  Investment Option           2009        284             2.964        842          0.34             0.20            61.00
  (Commenced 4/28/2008)       2008         42             1.841         78            --             0.20           (48.96)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
American Funds Growth          2009 55,535,367     1.259 - 1.295 71,327,432          0.65      0.10 - 0.45    38.81 - 39.25
  Investment Option            2008 47,998,514     0.907 - 0.930 44,309,113          0.81      0.10 - 0.45 (44.25) - (44.01)
                               2007 44,052,481     1.627 - 1.661 72,796,608          0.72      0.10 - 0.45    11.90 - 12.23
                               2006 52,552,658     1.454 - 1.480 77,475,135          0.83      0.10 - 0.45     9.74 - 10.12
                               2005 43,428,155     1.325 - 1.344 58,186,035          0.77      0.10 - 0.45   (0.22) - 16.09
American Funds Growth-Income   2009 19,692,268     1.216 - 1.251 24,495,809          1.40      0.10 - 0.25    30.61 - 31.13
  Investment Option            2008 31,862,852     0.931 - 0.954 30,227,962          1.70      0.10 - 0.45 (38.14) - (37.93)
                               2007 33,211,875     1.505 - 1.537 50,781,342          1.78      0.10 - 0.45      4.59 - 4.91
                               2006 28,115,420     1.439 - 1.465 41,046,264          1.52      0.10 - 0.45    14.66 - 15.08
                               2005 28,651,542     1.255 - 1.273 36,359,276          1.39      0.10 - 0.45    (0.31) - 5.59
American Funds International
  Investment Option            2009  9,653,479     2.619 - 2.669 25,427,874          1.75      0.10 - 0.25    42.72 - 42.88
  (Commenced 4/28/2008)        2008  4,061,111             1.835  7,452,456          2.03             0.25           (39.30)

American Funds New World
  Investment Option            2009  1,881,543     2.745 - 2.774  5,216,860          1.76      0.15 - 0.25    49.27 - 49.46
  (Commenced 4/28/2008)        2008         41             1.847         76          1.80             0.20           (40.03)

American Funds
  U.S. Government/AAA
  Rated Securities
  Investment Option            2009    231,569     1.927 - 1.940    446,319          2.21      0.15 - 0.20      2.28 - 2.37
  (Commenced 4/28/2008)        2008  3,367,712             1.895  6,382,233          2.14             0.15             6.51

Delaware VIP Small Cap Value   2009  4,526,992     1.790 - 2.379 10,353,607          1.01      0.10 - 0.45    31.22 - 31.68
  Investment Option            2008  5,026,214     1.389 - 1.808  8,720,852          0.73      0.10 - 0.45 (30.17) - (29.92)
                               2007  5,507,665     1.982 - 2.584 13,710,484          0.39      0.10 - 0.45  (12.96) - (6.78)
                               2006  3,803,732     2.650 - 2.772 10,532,970          0.24      0.20 - 0.45    15.67 - 15.93
                               2005  2,206,940     2.291 - 2.391  5,274,246          0.27      0.20 - 0.45      8.94 - 9.23
Dreyfus VIF Appreciation       2009    877,951     1.046 - 1.090    929,988          2.58      0.20 - 0.25    22.33 - 22.34
  Investment Option            2008  1,510,930     0.855 - 0.891  1,303,943          2.20      0.20 - 0.45 (29.89) - (29.73)
                               2007  3,282,756     1.217 - 1.268  4,064,972          2.51      0.20 - 0.45      6.67 - 6.94
                               2006 22,045,488     1.138 - 1.187 26,028,032          0.36      0.20 - 0.45    15.96 - 16.24
                               2005  3,961,249     0.979 - 1.022  3,902,090          0.02      0.20 - 0.45      3.91 - 4.18
Dreyfus VIF Developing Leaders 2009  1,180,640     0.817 - 1.073    995,812          1.66      0.20 - 0.25    25.79 - 25.89
  Investment Option            2008  1,392,016     0.649 - 0.853    925,734          1.02      0.20 - 0.45 (37.83) - (37.71)
                               2007  1,986,984     1.043 - 1.371  2,151,392          0.43      0.20 - 0.45 (11.49) - (11.23)
                               2006 12,612,359     1.175 - 1.545 14,949,610          0.48      0.15 - 0.45      3.32 - 3.62
                               2005 20,962,247     1.134 - 1.493 24,882,560            --      0.15 - 0.45      5.36 - 5.65
Fidelity VIP Contrafund        2009 27,814,855     1.163 - 1.490 34,498,551          1.39      0.10 - 0.45    34.90 - 35.39
  Investment Option            2008 16,077,399     0.859 - 1.096 14,730,974          0.40      0.15 - 0.45 (42.95) - (42.66)
                               2007 38,504,226     1.498 - 1.916 63,733,020          0.85      0.15 - 0.45    16.76 - 17.31
                               2006 36,318,016     1.277 - 1.636 51,544,470          1.13      0.15 - 0.45     2.73 - 11.29
                               2005 15,003,501     1.237 - 1.470 18,810,411          0.11      0.15 - 0.45    16.15 - 16.48

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ---------- ------------- ---------------- -------------------
Fidelity VIP Equity-Income
  InvestmentOption            2009  3,316,905             3.187 10,570,077          2.34             0.25            29.87
  (Commenced 4/28/2008)       2008     67,288             2.454    165,096          3.03             0.25           (40.62)

Fidelity VIP Freedom 2015
  Investment Option
  (Commenced 4/28/2008 and
  began transactions in 2009) 2009      4,106             1.211      4,972          4.39             0.20            25.10

Fidelity VIP Freedom 2020
  Investment Option           2009        328     1.183 - 1.186        390            --      0.15 - 0.20    28.73 - 28.77
  (Commenced 4/28/2008)       2008  7,367,543             0.921  6,785,122          3.45             0.15           (30.46)

Fidelity VIP Freedom 2030
  Investment Option           2009      1,762     1.139 - 1.142      2,009          0.05      0.15 - 0.20    31.37 - 31.42
  (Commenced 4/28/2008)       2008  3,841,489     0.867 - 0.869  3,337,094          5.00      0.15 - 0.20 (35.55) - (35.52)

Fidelity VIP Growth & Income  2009     11,532             0.937     10,814          0.89             0.20            26.62
  Investment Option           2008     12,015     0.740 - 0.741      8,887          0.01      0.15 - 0.20 (41.97) - (41.96)
  (Commenced 11/14/2005)      2007  6,032,387     1.275 - 1.277  7,694,092          1.42      0.15 - 0.20    11.55 - 11.72
                              2006 11,740,284             1.143 13,415,928          0.63      0.15 - 0.20    11.84 - 12.72
                              2005  9,431,000             1.014  9,566,826            --             0.20            (1.17)
Fidelity VIP High Income
  Investment Option           2009        640     2.009 - 2.024      1,286          0.09      0.15 - 0.20    43.71 - 43.75
  (Commenced 4/28/2008)       2008  2,699,652             1.408  3,802,088         11.67             0.15           (25.56)

Fidelity VIP Index 500
  Investment Option           2009 17,087,590     1.409 - 1.414 24,154,658          2.56      0.15 - 0.20    26.37 - 26.48
  (Commenced 4/28/2008)       2008 13,613,641             1.118 15,223,135          3.06             0.15           (34.21)

Fidelity VIP Investment
  Grade Bond
  Investment Option           2009        222             1.281        286          0.04             0.20            15.41
  (Commenced 4/28/2008)       2008         32             1.110         36            --             0.20            (3.66)

Fidelity VIP Mid Cap          2009 12,091,966     1.981 - 2.050 24,713,803          0.42      0.10 - 0.45    39.11 - 39.59
  Investment Option           2008 18,563,022     1.442 - 1.470 27,204,020          0.24      0.10 - 0.45 (39.87) - (39.66)
                              2007 26,880,959     2.398 - 2.439 65,397,498          0.46      0.10 - 0.45     5.39 - 15.10
                              2006 22,673,521     2.089 - 2.119 47,982,767          0.11      0.20 - 0.45    11.89 - 12.18
                              2005 12,009,948     1.867 - 1.889 22,672,578            --      0.20 - 0.45    17.50 - 17.84
Fidelity VIP Overseas         2009  4,456,063     1.271 - 1.279  5,679,490          1.61      0.15 - 0.20    25.84 - 26.01
  Investment Option           2008 10,717,927     1.000 - 1.015 10,856,485          1.67      0.15 - 0.45 (44.23) - (44.02)
                              2007 17,230,885     1.793 - 1.813 31,198,169          2.91      0.15 - 0.45    16.50 - 16.89
                              2006 12,909,259     1.539 - 1.551 20,005,505          0.62      0.15 - 0.45    17.21 - 17.59
                              2005 11,009,148     1.313 - 1.319 14,513,333          0.35      0.15 - 0.45    10.93 - 20.68
FTVIPT Franklin Small-Mid
  Cap Growth Securities       2009  5,692,791     0.793 - 1.062  4,836,641            --      0.10 - 0.25    43.14 - 43.35
  Investment Option           2008  9,154,154     0.544 - 0.741  5,374,936            --      0.10 - 0.45 (42.80) - (42.51)
                              2007 11,243,155     0.951 - 1.289 11,368,038            --      0.10 - 0.45    10.84 - 11.12
                              2006 14,001,194     0.858 - 1.160 13,388,225            --      0.10 - 0.45      8.20 - 8.61
                              2005 24,072,492     0.793 - 1.068 20,350,228            --      0.10 - 0.45    (0.19) - 4.68

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    --------------------------------------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
FTVIPT Templeton               2009  3,303,926     3.104 - 3.156 10,426,067          4.53      0.20 - 0.25    71.78 - 72.27
  Developing Markets           2008  3,337,465     1.807 - 1.838  6,114,597          2.70      0.15 - 0.45 (52.91) - (52.76)
  Securities Investment Option 2007 12,114,462     3.837 - 3.891 47,052,033          2.09      0.15 - 0.45    28.20 - 28.59
                               2006 12,009,404     2.993 - 3.026 36,284,418          1.19      0.15 - 0.45    27.52 - 27.90
                               2005  9,883,511     2.347 - 2.366 23,355,401          0.76      0.15 - 0.45    26.86 - 27.20
FTVIPT Templeton               2009 12,124,687     1.522 - 1.558 18,811,498          3.02      0.15 - 0.45    36.50 - 36.91
  Foreign Securities           2008 10,823,356     1.115 - 1.138 12,266,776          2.43      0.15 - 0.45 (40.66) - (40.48)
  Investment Option            2007  9,672,670     1.879 - 1.918 18,433,195          1.39      0.10 - 0.45    14.92 - 15.33
                               2006 16,746,659     1.635 - 1.663 27,755,812          1.31      0.10 - 0.45    20.93 - 21.39
                               2005 18,040,869     1.352 - 1.370 24,657,250          1.10      0.10 - 0.45   (0.15) - 10.06
FTVIPT Templeton Global Bond   2009  4,511,787     1.767 - 1.792  8,069,524         13.56      0.20 - 0.25    18.51 - 18.75
  Securities Investment Option 2008  7,124,126     1.491 - 1.509 10,733,948          4.99      0.20 - 0.45      5.97 - 6.27
                               2007  7,255,328     1.407 - 1.420 10,291,912          2.71      0.20 - 0.45    10.79 - 11.04
                               2006  3,352,892     1.270 - 1.279  4,284,829          2.75      0.20 - 0.45    12.59 - 12.89
                               2005    835,723     1.128 - 1.133    945,875          7.33      0.20 - 0.45   (3.08) - (2.67)
Janus Aspen Enterprise
  Investment Option            2009    750,846             3.756  2,820,064            --             0.15            44.24
  (Commenced 4/28/2008)        2008  1,009,867             2.604  2,629,800          0.10             0.15           (44.19)

Janus Aspen Global Technology  2009  3,303,156     0.464 - 0.467  1,540,910            --      0.20 - 0.25    56.23 - 56.71
  Investment Option            2008  1,740,453     0.292 - 0.298    518,465          0.08      0.20 - 0.45 (44.17) - (44.07)
                               2007  3,054,504     0.523 - 0.533  1,627,175          0.29      0.20 - 0.45    21.06 - 21.51
                               2006  3,710,951     0.432 - 0.439  1,628,030            --      0.20 - 0.45      7.37 - 7.60
                               2005  4,764,842     0.402 - 0.408  1,942,776            --      0.20 - 0.45    11.05 - 11.51
Janus Aspen Overseas
  Investment Option            2009    752,604     6.194 - 6.241  4,694,826          0.41      0.15 - 0.25    78.60 - 78.77
  (Commenced 4/28/2008)        2008  1,209,049     3.479 - 3.491  4,220,361            --      0.15 - 0.20 (52.74) - (52.72)

Janus Aspen Perkins
  Mid Cap Value
  Investment Option            2009  6,696,673     1.790 - 1.802 12,029,922          0.34      0.10 - 0.20    32.59 - 32.79
  (Commenced 4/28/2008)        2008  8,482,829     1.350 - 1.357 11,482,939          1.19      0.10 - 0.20 (28.51) - (28.46)

Janus Aspen Worldwide          2009  1,502,827     0.603 - 0.606    910,095          1.08      0.20 - 0.25    37.05 - 37.10
  Investment Option            2008  2,237,940     0.440 - 0.442    988,019          0.95      0.20 - 0.25 (45.00) - (44.96)
                               2007  2,894,674     0.800 - 0.803  2,320,697          0.55      0.20 - 0.25      9.10 - 9.14
                               2006  2,979,742     0.733 - 0.736  2,189,434          1.63      0.20 - 0.25    17.37 - 17.76
                               2005  2,727,102     0.616 - 0.868  1,702,962          1.27      0.15 - 0.45      5.12 - 5.47
LMPVET ClearBridge Variable
  Equity Income Builder        2009    725,743     1.188 - 1.201    862,841          3.28      0.20 - 0.25    22.60 - 22.68
  Investment Option            2008    959,821     0.969 - 0.979    930,253          1.02      0.20 - 0.25 (35.21) - (35.14)
  (Commenced 4/30/2007)        2007  1,111,215     1.494 - 1.511  1,663,124          1.23      0.20 - 0.25      1.00 - 1.01

LMPVET ClearBridge Variable    2009    886,193     1.176 - 1.181  1,046,231            --      0.20 - 0.25    34.25 - 34.36
  Aggressive Growth            2008  1,762,052     0.863 - 0.879  1,549,172            --      0.20 - 0.45 (40.69) - (40.53)
  Investment Option            2007  3,940,586     1.455 - 1.478  5,824,755            --      0.20 - 0.45      1.04 - 1.30
                               2006  4,486,576     1.440 - 1.459  6,545,324            --      0.20 - 0.45      8.27 - 8.58
                               2005  4,054,819     1.330 - 1.344  5,448,432            --      0.20 - 0.45    11.11 - 11.44

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                   --------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                   ---------- ----------------- ---------- ------------- ---------------- -------------------
LMPVET ClearBridge
  Variable Appreciation
  Investment Option           2009     12,876             1.094     14,084          2.18             0.25            21.83
  (Commenced 3/14/2005 and    2008     13,080             0.898     11,745          0.71             0.25           (29.46)
  began transactions in 2007) 2007     33,763             1.273     42,989          1.01             0.25            (2.60)

LMPVET ClearBridge Variable   2009  2,301,724     1.386 - 1.392  3,201,777          1.71      0.20 - 0.25    29.05 - 29.13
  Fundamental Value           2008  1,942,530     1.059 - 1.078  2,093,056          1.47      0.20 - 0.45 (36.85) - (36.70)
  Investment Option           2007  2,763,338     1.677 - 1.703  4,704,384          0.84      0.20 - 0.45      0.84 - 1.07
                              2006  2,932,147     1.663 - 1.685  4,938,969          1.58      0.20 - 0.45    16.29 - 16.53
                              2005  3,550,693     1.430 - 1.446  5,129,544          0.99      0.20 - 0.45      4.30 - 4.63
LMPVET ClearBridge            2009  2,708,403     1.238 - 1.365  3,468,159          1.99      0.20 - 0.25    24.20 - 24.30
  Variable Investors          2008  2,722,073     0.879 - 1.099  2,842,019          1.06      0.15 - 0.45 (35.93) - (35.70)
  Investment Option           2007  4,491,288     1.551 - 1.712  7,237,196          1.23      0.20 - 0.45      3.44 - 3.75
                              2006  4,952,272     1.318 - 1.652  7,668,605          0.71      0.15 - 0.45    17.72 - 18.10
                              2005 25,474,639     1.116 - 1.400 30,881,240          1.30      0.15 - 0.45      6.06 - 6.39
LMPVET ClearBridge Variable   2009    976,867     0.832 - 1.042    817,081          0.33      0.20 - 0.25    41.65 - 42.02
  Large Cap Growth            2008  1,861,758     0.586 - 0.714  1,091,003          0.08      0.20 - 0.45 (37.58) - (37.39)
  Investment Option           2007  7,945,620     0.936 - 1.141  8,324,580          0.04      0.20 - 0.45      4.86 - 5.06
                              2006  7,480,827     0.891 - 1.086  7,378,268          0.14      0.20 - 0.45      4.08 - 4.45
                              2005  9,675,698     0.853 - 1.041  9,055,495          0.11      0.20 - 0.45      4.79 - 5.05
LMPVET Global Currents        2009    773,330     0.619 - 0.814    569,099          1.14      0.20 - 0.25    28.19 - 28.42
  Variable International      2008    879,779     0.482 - 0.635    497,409          2.03      0.20 - 0.45 (43.67) - (43.51)
  All Cap Opportunity         2007    974,576     0.854 - 1.124    987,995          0.88      0.20 - 0.45      5.84 - 6.09
  Investment Option           2006  1,007,220     0.805 - 1.060    962,972          5.36      0.20 - 0.45    25.30 - 25.59
                              2005    427,269     0.641 - 0.844    348,731          0.59      0.20 - 0.45    11.20 - 11.49
LMPVET Investment Counsel     2009    504,837     0.962 - 1.004    486,020          1.45      0.20 - 0.25    22.55 - 22.59
  Variable Social Awareness   2008  1,012,274     0.785 - 0.819    794,801          1.35      0.20 - 0.25 (25.41) - (25.38)
  Investment Option           2007  2,019,567     1.052 - 1.098  2,124,902          1.40      0.20 - 0.25    10.69 - 10.74
                              2006  2,235,404     0.950 - 0.992  2,125,871          0.52      0.20 - 0.45      7.23 - 7.47
                              2005  2,249,007     0.884 - 0.924  1,988,488          0.75      0.20 - 0.45      3.87 - 4.17
LMPVIT Western Asset Variable
  Global High Yield Bond      2009  4,324,597     1.213 - 1.216  5,246,026         11.40      0.20 - 0.25    55.12 - 55.30
   Investment Option          2008  5,194,758     0.782 - 0.783  4,061,183          5.87      0.20 - 0.25 (31.01) - (30.98)
  (Commenced 3/14/2005 and    2007 13,822,106     1.133 - 1.135 15,660,036          6.68             0.25            (0.35)
  began transactions in 2006) 2006 17,593,279     1.137 - 1.138 19,995,699          5.93      0.20 - 0.25      6.95 - 7.47

LMPVIT Western Asset          2009    889,180     1.607 - 1.666  1,435,990          5.36      0.20 - 0.25    21.52 - 21.56
  Variable Strategic Bond     2008    773,685     1.322 - 1.371  1,027,956          2.88      0.20 - 0.45 (17.37) - (17.17)
  Investment Option           2007  3,108,745     1.596 - 1.657  4,977,502          4.68      0.20 - 0.45      1.50 - 1.79
                              2006  2,971,179     1.568 - 1.628  4,679,187          4.17      0.20 - 0.45      4.56 - 4.85
                              2005  2,547,493     1.381 - 1.554  3,931,788          4.33      0.15 - 0.45      2.06 - 2.37
MIST BlackRock High Yield     2009  9,532,003     1.851 - 2.064 18,734,894          5.71      0.01 - 0.34    46.73 - 47.27
  Investment Option           2008  6,458,444     1.280 - 1.404  8,911,064          7.51      0.01 - 0.34 (24.45) - (24.20)
  (Commenced 4/30/2007)       2007 10,497,224     1.689 - 1.855 18,755,613            --      0.04 - 0.34   (1.94) - (1.69)

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                  AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------- --------------------------------------------------
                                                      UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                          LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                            UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                       ---------- ----------------- ---------- ------------- ---------------- -------------------
MIST BlackRock Large Cap Core     2009 11,114,377     0.685 - 0.869  9,548,809          0.98      0.25 - 0.45    18.88 - 18.92
  Investment Option               2008  8,592,239     0.576 - 0.731  6,162,095          0.65      0.20 - 0.45 (37.57) - (37.39)
  (Commenced 5/1/2006)            2007  8,260,595     0.912 - 1.169  9,442,669          0.20      0.20 - 0.45      0.70 - 5.36
                                  2006    904,781     0.866 - 1.101    843,908            --      0.20 - 0.45      6.69 - 6.91
MIST Clarion Global Real Estate   2009  5,730,394     1.821 - 2.465 12,410,388          3.59      0.10 - 0.45    34.54 - 34.98
  Investment Option               2008  7,852,558     1.373 - 1.828 12,677,317          2.32      0.10 - 0.45 (41.82) - (41.63)
  (Commenced 5/1/2006)            2007 13,852,231     2.353 - 3.134 40,027,803          1.21      0.10 - 0.45 (17.27) - (14.93)
                                  2006 19,986,349     2.766 - 3.685 70,872,479            --      0.15 - 0.45    22.64 - 22.88
MIST Harris Oakmark               2009  5,974,481     1.117 - 1.397  7,417,949          6.28      0.10 - 0.25    55.12 - 55.39
  International Investment Option 2008 14,631,922     0.720 - 0.899 11,623,836          2.00      0.10 - 0.45 (40.97) - (40.82)
  (Commenced 5/1/2006)            2007 17,975,691     1.217 - 1.519 23,644,971          0.62      0.09 - 0.44   (7.55) - (1.02)
                                  2006  9,827,544     1.230 - 1.269 12,284,727            --      0.16 - 0.41    11.00 - 11.31
MIST Janus Forty                  2009 18,380,985     0.683 - 1.236 19,077,489            --      0.15 - 0.45    42.48 - 42.89
  Investment Option               2008 32,714,712     0.478 - 0.865 24,193,209          5.78      0.15 - 0.45 (42.09) - (41.91)
  (Commenced 5/1/2006)            2007 16,611,592     0.823 - 1.344 15,475,331          0.15      0.20 - 0.45    29.89 - 30.23
                                  2006 17,823,011     0.632 - 1.032 12,662,276            --      0.20 - 0.45      3.25 - 3.44
MIST Lazard Mid Cap
  Investment Option               2009  1,142,320     1.385 - 1.738  1,611,922          1.43      0.20 - 0.25    36.85 - 36.86
  (Commenced 4/28/2008)           2008  1,992,839     1.012 - 1.270  2,068,782            --      0.20 - 0.45 (36.18) - (36.16)

MIST Loomis Sayles Global         2009  2,781,628     1.351 - 1.355  3,759,496          2.31      0.20 - 0.25    40.58 - 40.71
  Markets Investment Option       2008  4,183,257     0.961 - 0.963  4,020,076          6.40      0.20 - 0.25 (39.25) - (39.20)
  (Commenced 4/30/2007)           2007  6,255,239     1.582 - 1.584  9,893,649            --      0.20 - 0.25    20.55 - 20.58

MIST Lord Abbett Bond Debenture   2009    409,494     1.709 - 1.960    712,837          8.84      0.20 - 0.25    36.78 - 36.83
  Investment Option               2008  1,287,676     1.249 - 1.433  1,622,532          5.00      0.20 - 0.45 (18.76) - (18.58)
  (Commenced 5/1/2006)            2007  1,307,048     1.534 - 1.760  2,030,107          8.65      0.20 - 0.45      6.39 - 6.68
                                  2006  4,172,978     1.438 - 1.652  6,714,424            --      0.20 - 0.45      5.58 - 5.76
MIST Lord Abbett Growth and       2009  2,147,980     1.008 - 1.028  2,208,403          2.19      0.20 - 0.45    17.76 - 18.16
  Income Investment Option        2008  3,552,707     0.856 - 0.873  3,091,508          1.59      0.15 - 0.45 (36.59) - (36.46)
  (Commenced 5/1/2006)            2007 10,589,983     1.350 - 1.374 14,525,509          0.64      0.15 - 0.45      3.29 - 3.62
                                  2006  5,631,229     1.307 - 1.326  7,463,346            --      0.15 - 0.45      8.29 - 8.96
MIST Lord Abbett Mid Cap Value    2009  6,843,520     0.837 - 0.838  5,736,696          2.14      0.20 - 0.25    26.20 - 26.24
  Investment Option               2008  7,045,343     0.659 - 0.666  4,676,546          0.66      0.10 - 0.45 (39.09) - (38.79)
  (Commenced 5/1/2006)            2007 28,966,786     1.082 - 1.088 31,478,015          0.31      0.10 - 0.45    (9.56) - 0.46
                                  2006  8,861,872             1.082  9,591,911            --      0.15 - 0.20     1.41 - 15.35
MIST Met/AIM Small Cap Growth 2009        122,868     1.216 - 1.218    149,614            --      0.20 - 0.25    33.85 - 33.92
  Investment Option               2008    167,590     0.908 - 0.910    152,397            --      0.20 - 0.25 (38.77) - (38.72)
  (Commenced 5/1/2006)            2007    308,441             1.485    457,898            --             0.20            11.24
                                  2006    183,500             1.335    245,021            --             0.20             8.27
MIST MFS Emerging Markets         2009  3,093,070     1.527 - 2.094  5,038,330          1.96      0.20 - 0.25    68.73 - 68.92
  Equity Investment Option        2008  3,253,402     0.904 - 1.241  3,145,530          1.56      0.20 - 0.45 (55.60) - (55.47)
  (Commenced 4/30/2007)           2007  3,320,809     2.030 - 2.788  7,219,917            --      0.20 - 0.45    26.23 - 26.40

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                 AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                     ----------------------------------------- --------------------------------------------------
                                                     UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                         LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                           UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ----------- ----------------- ----------- ------------- ---------------- -------------------
MIST MFS Research International 2009   2,643,562     1.310 - 1.315   3,476,840          3.40      0.20 - 0.25    31.24 - 31.26
  Investment Option             2008   2,879,109     0.998 - 1.002   2,883,933          1.99      0.20 - 0.25 (42.51) - (42.48)
  (Commenced 4/30/2007)         2007   4,572,964     1.713 - 1.742   7,961,575            --      0.20 - 0.45      5.29 - 5.51

MIST PIMCO Inflation Protected  2009  12,081,160     1.400 - 1.433  17,226,457          5.99      0.10 - 0.45    17.85 - 18.23
  Bond Investment Option        2008  27,784,418     1.188 - 1.212  33,477,301          4.10      0.10 - 0.45   (7.26) - (6.98)
  (Commenced 4/30/2007)         2007  24,800,396     1.278 - 1.299  32,067,720            --      0.10 - 0.45      7.12 - 7.36

MIST Pioneer Fund               2009     790,518     0.914 - 0.922     723,794          0.02      0.20 - 0.25    23.59 - 23.68
  Investment Option             2008       4,666             0.746       3,483          1.29             0.25           (33.03)
  (Commenced 5/1/2006)          2007      47,835             1.114      53,277          0.61             0.25             4.80
                                2006     118,220             1.063     125,707            --             0.25            11.66
MIST Pioneer Strategic Income
  Investment Option
  (Commenced 5/1/2006 and       2009         711     1.899 - 1.929       1,366          5.55      0.20 - 0.25    32.76 - 32.89
  began transactions in 2008)   2008         503     1.429 - 1.453         731            --      0.20 - 0.25           (10.97)

MIST T. Rowe Price Mid Cap
  Growth Investment Option      2009   1,699,076             0.948   1,610,379            --             0.20            45.62
  (Commenced 4/28/2008)         2008     763,466             0.651     497,131            --             0.20           (37.36)

MIST Third Avenue Small Cap     2009   4,940,545     1.826 - 1.834   9,040,020          1.17      0.20 - 0.25    26.10 - 26.13
  Value Investment Option       2008   6,715,573     1.426 - 1.454   9,739,517          0.87      0.20 - 0.45 (30.13) - (29.93)
  (Commenced 4/30/2007)         2007  12,584,212     1.952 - 2.075  26,073,461            --      0.10 - 0.45   (9.33) - (9.12)

MSF BlackRock Aggressive        2009   6,778,241     0.581 - 0.901   4,638,079          0.06      0.20 - 0.25    48.93 - 48.97
  Growth Investment Option      2008   8,374,562     0.390 - 0.605   3,709,680            --      0.20 - 0.45 (46.00) - (45.83)
  (Commenced 5/1/2006)          2007  11,829,117     0.720 - 1.118   9,301,631            --      0.20 - 0.45    19.96 - 20.20
                                2006  11,629,711     0.599 - 0.931   7,614,677            --      0.20 - 0.45   (1.71) - (1.48)
MSF BlackRock Bond Income       2009   3,014,799     1.410 - 1.416   4,256,871          6.75      0.20 - 0.25      9.22 - 9.26
  Investment Option             2008   3,751,486     1.272 - 1.296   4,851,880          6.22      0.20 - 0.45   (3.85) - (3.64)
  (Commenced 5/1/2006)          2007   7,807,685     1.323 - 1.345  10,493,386          3.21      0.20 - 0.45      5.84 - 6.09
                                2006   7,023,508     1.250 - 1.268   8,901,373            --      0.20 - 0.45      4.69 - 4.88
MSF BlackRock Diversified       2009     605,158     1.047 - 1.139     669,882          4.64      0.20 - 0.25    16.94 - 16.98
  Investment Option             2008     478,320     0.895 - 0.974     447,292          3.01      0.20 - 0.45 (25.14) - (24.92)
  (Commenced 4/30/2007)         2007   2,962,202     1.192 - 1.298   3,809,622            --      0.20 - 0.45      1.11 - 1.27

MSF BlackRock Large Cap Value
  Investment Option             2009   2,514,588             1.131   2,844,443          1.21             0.15            10.88
  (Commenced 4/28/2008)         2008   5,052,364             1.020   5,153,946            --             0.15           (31.19)

MSF BlackRock Legacy Large Cap
  Growth Investment Option
  (Commenced 5/4/2009)          2009   3,503,546     0.594 - 0.770   2,381,316            --      0.20 - 0.25    30.51 - 30.55

MSF BlackRock Money Market      2009 119,127,805     1.190 - 1.319 154,467,545          0.44      0.15 - 0.45    (0.08) - 0.25
  Investment Option             2008 122,609,331     1.208 - 1.317 158,663,218          2.84      0.15 - 0.45      2.46 - 2.72
  (Commenced 5/1/2006)          2007 143,562,404     1.176 - 1.284 181,026,556          4.93      0.15 - 0.45      4.56 - 4.91
                                2006  97,923,083     1.121 - 1.225 117,915,490          3.27      0.15 - 0.45      2.09 - 3.20

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                     --------------------------------------- --------------------------------------------------
                                                    UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                        LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                          UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                     ---------- ----------------- ---------- ------------- ---------------- -------------------
MSF FI Value Leaders            2009  5,406,736     1.071 - 1.156  5,908,285          2.73      0.20 - 0.45    21.20 - 21.43
  Investment Option             2008  6,493,412     0.882 - 0.952  5,831,011          1.90      0.20 - 0.45 (39.31) - (39.13)
  (Commenced 5/1/2006)          2007 11,271,223     1.449 - 1.565 17,016,803          0.78      0.20 - 0.45      3.64 - 3.87
                                2006 12,362,958     1.395 - 1.507 17,812,997            --      0.20 - 0.45      3.34 - 3.56
MSF MetLife Aggressive          2009  2,549,249     1.029 - 1.033  2,627,333          1.82      0.15 - 0.25    31.17 - 31.26
  Allocation Investment Option  2008  4,057,308     0.784 - 0.787  3,188,519          0.45      0.15 - 0.25 (40.61) - (40.54)
  (Commenced 5/1/2006)          2007  5,146,617     1.320 - 1.324  6,807,549          0.06      0.15 - 0.25      3.04 - 3.12
                                2006  1,049,578     1.281 - 1.284  1,346,705            --      0.15 - 0.25     6.92 - 13.83
MSF MetLife Conservative        2009    897,775     1.192 - 1.197  1,071,088          2.98      0.15 - 0.25    20.24 - 20.30
  Allocation Investment Option  2008  2,225,945     0.991 - 0.995  2,210,459          1.17      0.15 - 0.25 (14.64) - (14.52)
  (Commenced 5/1/2006)          2007  1,759,746     1.161 - 1.164  2,042,991            --      0.15 - 0.25      5.35 - 5.43
                                2006  4,478,240     1.102 - 1.104  4,942,263            --      0.15 - 0.25      2.23 - 5.44
MSF MetLife Conservative        2009    510,449     1.159 - 1.164    591,856          2.90      0.15 - 0.25    23.38 - 23.44
  to Moderate Allocation        2008  2,580,385     0.939 - 0.943  2,430,117          1.10      0.15 - 0.25 (21.82) - (21.68)
  Investment Option             2007  6,733,031     1.201 - 1.204  8,101,928            --      0.15 - 0.25      4.52 - 4.60
  (Commenced 5/1/2006)          2006  9,068,317     1.149 - 1.151 10,432,225            --      0.15 - 0.25      5.60 - 7.57

MSF MetLife Mid Cap Stock Index
  Investment Option             2009  1,065,555     1.608 - 1.616  1,721,970          1.35      0.15 - 0.20    36.73 - 36.83
  (Commenced 4/28/2008)         2008    135,743     1.176 - 1.181    160,369            --      0.15 - 0.20 (35.51) - (35.49)

MSF MetLife Moderate Allocation 2009  2,899,665     1.120 - 1.123  3,250,002          2.90      0.20 - 0.25    26.13 - 26.32
  Investment Option             2008  1,212,413     0.888 - 0.891  1,077,372          0.90      0.15 - 0.25 (28.82) - (28.72)
  (Commenced 5/1/2006)          2007 10,244,446     1.247 - 1.250 12,802,528          0.01      0.15 - 0.25      4.09 - 4.17
                                2006  1,965,704     1.198 - 1.200  2,356,862            --      0.15 - 0.25      5.09 - 9.69
MSF MetLife Moderate to         2009  1,798,633     1.058 - 1.060  1,903,593          2.26      0.20 - 0.25    28.80 - 28.87
  Aggressive Allocation         2008    922,423     0.821 - 0.823    758,228          0.82      0.20 - 0.25 (35.30) - (35.25)
  Investment Option             2007  1,458,090     1.269 - 1.271  1,850,573          0.03      0.20 - 0.25      3.59 - 3.67
  (Commenced 5/1/2006)          2006    426,130     1.225 - 1.226    522,088            --      0.20 - 0.25     4.26 - 11.15

MSF MetLife Stock Index         2009 21,950,152     1.360 - 1.370 29,939,412          1.91      0.13 - 0.23    25.93 - 26.04
  Investment Option             2008 25,571,690     1.066 - 1.087 27,728,723          2.00      0.13 - 0.43 (37.37) - (37.17)
  (Commenced 4/30/2007)         2007 44,521,122     1.702 - 1.730 76,908,937            --      0.13 - 0.43   (0.82) - (0.63)

MSF MFS Total Return            2009 14,788,424     1.569 - 1.593 23,354,946          4.32      0.20 - 0.25    18.09 - 18.15
  Investment Option             2008 19,827,755     1.117 - 1.349 26,543,341          3.07      0.15 - 0.45 (22.65) - (22.43)
  (Commenced 5/1/2006)          2007 21,883,376     1.713 - 1.741 37,563,528          1.86      0.20 - 0.45      3.76 - 3.94
                                2006 27,516,843     1.385 - 1.676 45,429,214            --      0.15 - 0.45      7.70 - 7.95
MSF MFS Value
  Investment Option             2009  6,342,711     1.335 - 1.633  8,475,454            --      0.15 - 0.25    20.52 - 20.60
  (Commenced 4/28/08)           2008     21,597             1.355     29,270            --             0.25           (29.57)

MSF Oppenheimer Global Equity   2009    244,968     1.220 - 1.237    303,047          2.20      0.20 - 0.25    39.27 - 39.46
  Investment Option             2008    540,918     0.885 - 0.887    479,618          2.51      0.20 - 0.25 (40.68) - (40.67)
  (Commenced 5/1/2006)          2007    735,889             1.495  1,099,890          0.92             0.20             6.10
                                2006    861,392     1.407 - 1.409  1,213,985            --      0.19 - 0.24      6.42 - 6.43

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                              AS OF DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                  ----------------------------------------- --------------------------------------------------
                                                  UNIT VALUE(1)             INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                      LOWEST TO         NET        INCOME        LOWEST TO        LOWEST TO
                                        UNITS       HIGHEST ($)  ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                  ----------- ----------------- ----------- ------------- ---------------- -------------------
MSF Russell 2000 Index       2009   9,761,406     1.171 - 1.576  13,272,784          2.15      0.15 - 0.45    25.43 - 25.83
  Investment Option          2008  11,704,787     0.931 - 1.254  12,549,521          1.13      0.15 - 0.45 (33.75) - (33.55)
  (Commenced 4/30/2007)      2007  18,889,259     1.401 - 1.890  28,667,494            --      0.15 - 0.45   (7.19) - (6.98)

MSF T. Rowe Price Large Cap  2009   1,590,178     0.893 - 0.897   1,426,484          0.33      0.20 - 0.25    42.65 - 42.83
  Growth Investment Option   2008   2,410,322     0.626 - 0.628   1,514,719          0.30      0.20 - 0.25 (42.17) - (42.14)
  (Commenced 5/1/2006)       2007   2,806,657     1.068 - 1.086   3,046,813          0.13      0.20 - 0.45      8.65 - 8.93
                             2006   3,400,165     0.983 - 0.997   3,388,151            --      0.20 - 0.45      8.02 - 8.13
MSF Western Asset Management 2009   4,652,479     1.651 - 1.657   7,684,722          3.86      0.05 - 0.10      4.28 - 4.30
  U.S. Government            2008  10,816,523     1.412 - 1.589  17,125,896          4.46      0.05 - 0.30   (0.64) - (0.35)
  Investment Option          2007  15,127,042     1.417 - 1.597  23,801,308          2.48      0.05 - 0.30      4.04 - 4.81
  (Commenced 5/1/2006)       2006  12,848,012     1.510 - 1.532  19,580,486            --      0.05 - 0.30      4.28 - 4.46

PIMCO VIT Low Duration       2009  13,107,557     1.274 - 1.277  16,739,924          3.64      0.20 - 0.25    13.04 - 13.11
  Investment Option          2008  19,396,515     1.116 - 1.132  21,896,847          4.10      0.15 - 0.45   (0.89) - (0.61)
                             2007  15,490,403     1.126 - 1.139  17,613,225          4.76      0.15 - 0.45      6.83 - 7.25
                             2006  31,275,170     1.054 - 1.062  33,159,562          4.31      0.15 - 0.45      2.12 - 3.82
                             2005   6,919,197     1.018 - 1.022   7,072,994          2.90      0.20 - 0.45      0.79 - 0.89
PIMCO VIT Total Return       2009 100,124,315     1.694 - 1.739 173,692,771          5.18      0.10 - 0.45    13.48 - 13.96
  Investment Option          2008  93,071,668     1.499 - 1.528 141,841,327          4.46      0.10 - 0.45      4.31 - 4.69
                             2007  96,209,141     1.437 - 1.461 140,174,998          4.80      0.10 - 0.45      8.29 - 8.61
                             2006 104,174,251     1.327 - 1.346 139,900,539          4.41      0.10 - 0.45      3.35 - 3.73
                             2005  99,383,726     1.284 - 1.299 128,879,626          3.41      0.10 - 0.45    (0.31) - 2.31
Pioneer VCT Emerging Markets
  Investment Option          2009   1,342,316     3.736 - 3.748   5,031,343          0.85      0.15 - 0.20    73.69 - 73.76
  (Commenced 4/28/2008)      2008   2,185,039     2.151 - 2.157   4,713,572            --      0.15 - 0.20 (55.17) - (55.16)

Pioneer VCT Mid Cap Value    2009   1,357,659     1.429 - 1.458   1,972,305          1.28      0.20 - 0.45    24.69 - 25.04
  Investment Option          2008   1,775,315     1.146 - 1.170   2,064,065          0.85      0.15 - 0.45 (34.06) - (33.86)
                             2007   2,792,781     1.738 - 1.764   4,920,894          0.75      0.20 - 0.45      4.83 - 5.13
                             2006   3,764,070     1.658 - 1.682   6,309,057            --      0.15 - 0.45    11.80 - 12.13
                             2005   8,112,364     1.483 - 1.500  12,151,867          0.23      0.15 - 0.45      7.15 - 7.45
Putnam VT New Opportunities
  Investment Option
  (Commenced 2/16/2009)      2009     196,248     0.794 - 0.798     156,523          0.38      0.20 - 0.25            33.00

Royce Micro-Cap              2009   1,906,024     1.368 - 1.371   2,612,674            --      0.20 - 0.25    57.77 - 57.79
  Investment Option          2008   1,050,038     0.867 - 0.871     912,539          0.73      0.15 - 0.25 (43.44) - (43.33)
  (Commenced 5/2/2005)       2007   4,128,060     1.535 - 1.537   6,343,196          0.72      0.15 - 0.20      3.78 - 3.79
                             2006   3,688,500     1.479 - 1.481   5,460,139          0.28      0.15 - 0.20    14.10 - 20.83
                             2005          --             1.224          --            --             0.20            10.77
Royce Small-Cap              2009   8,011,958     1.244 - 1.250  10,011,781            --      0.15 - 0.25    34.78 - 34.99
  Investment Option          2008   8,351,658     0.916 - 0.926   7,731,864          1.27      0.15 - 0.45 (27.47) - (27.32)
  (Commenced 5/2/2005)       2007   4,791,185     1.270 - 1.272   6,094,441          0.05      0.20 - 0.25   (2.38) - (2.30)
                             2006   4,407,807     1.301 - 1.302   5,740,708          0.09      0.20 - 0.25     1.80 - 15.32
                             2005     266,421             1.129     300,850            --             0.20             0.27

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                               AS OF DECEMBER 31                             FOR THE YEAR ENDED DECEMBER 31
                                    ---------- ----------------- ---------- --------------------------------------------------
                                                   UNIT VALUE(1)            INVESTMENT(2) EXPENSE RATIO(3)  TOTAL RETURN(4)
                                                       LOWEST TO        NET        INCOME        LOWEST TO        LOWEST TO
                                         UNITS       HIGHEST ($) ASSETS ($)     RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                    ---------- ----------------- ---------- ------------- ---------------- -------------------
UIF Emerging Markets Equity
  Investment Option
  (Commenced 11/10/2008 and
  began transactions in 2009)  2009  3,183,329             1.763  5,610,897            --             0.25            69.52

Vanguard VIF Diversified Value 2009    500,448     1.428 - 1.446    718,941          8.62      0.25 - 0.45    26.37 - 26.62
  Investment Option            2008  5,394,944     1.130 - 1.142  6,155,719          3.78      0.25 - 0.45 (36.41) - (36.31)
                               2007 10,524,214     1.777 - 1.793 18,862,855          1.87      0.25 - 0.45      3.43 - 3.70
                               2006 11,261,851     1.718 - 1.732 19,471,816          0.02      0.20 - 0.45    11.67 - 18.32
                               2005     17,811             1.452     25,853            --             0.45            (1.22)
Vanguard VIF Equity Index      2009  1,094,224     1.191 - 1.206  1,311,678          5.45      0.25 - 0.45    25.90 - 26.15
  Investment Option            2008  9,473,287     0.946 - 0.956  9,052,170          0.47      0.25 - 0.45 (37.23) - (37.11)
                               2007 17,278,773     1.507 - 1.520 26,263,243          1.56      0.25 - 0.45      4.87 - 5.12
                               2006 19,303,659     1.437 - 1.449 27,917,369          0.01      0.20 - 0.45     9.77 - 15.24
                               2005    170,904             1.247    213,184            --             0.45             1.63
Vanguard VIF Short-Term        2009    202,670     1.251 - 1.259    255,135          4.37             0.35    13.32 - 13.42
  Investment Grade             2008    163,308             1.104    180,233          5.61             0.45            (3.83)
  Investment Option            2007    198,302             1.148    227,710          0.89             0.45             5.51
                               2006      1,973             1.088      2,147          2.08             0.45             4.41
                               2005      3,451             1.042      3,595            --             0.45             0.48

(1) The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Option invests.The investment income ratio is calculated as a weighted average ratio since the Investment Option may invest in two or more share classes, if any, within the underlying portfolio, series, or fund of the Trusts which may have unique investment income ratios.

(3) These amounts represent annualized policy expenses of the applicable Investment Options, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment Option.

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                                                                             ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                                                                                  INTERMEDIATE      INTERNATIONAL
                                                                                                          BOND              VALUE
                                AIM V.I. GLOBAL REAL ESTATE  AIM V.I. INTERNATIONAL GROWTH          INVESTMENT         INVESTMENT
                                          INVESTMENT OPTION              INVESTMENT OPTION              OPTION             OPTION
                               ----------------------------- -------------------------------- ---------------   ------------------
                                     2009           2008 (a)        2009              2008         2009 (b)             2009 (c)
                               ------------- --------------- -------------- ----------------- ---------------   ------------------
Units beginning of year                55                --   28,202,476        31,575,777              --                   --
Units issued and transferred
  from other funding options    2,136,689                57    7,722,185        13,550,677       2,269,256                1,593
Units redeemed and transferred
 to
  other funding options          (466,513)               (2) (18,646,924)      (16,923,978)         (3,095)                 (58)
                               ------------- --------------- -------------- ----------------- ---------------   ------------------
Units end of year               1,670,231                55   17,277,737        28,202,476       2,266,161                1,535
                               ============= =============== ============== ================= ===============   ==================

                                      AMERICAN FUNDS GLOBAL
                                       SMALL CAPITALIZATION          AMERICAN FUNDS GROWTH           AMERICAN FUNDS GROWTH-INCOME
                                          INVESTMENT OPTION              INVESTMENT OPTION                      INVESTMENT OPTION
                               ----------------------------- -------------------------------- -----------------------------------
                                     2009           2008 (a)        2009              2008            2009                2008
                               ------------- --------------- -------------- ----------------- --------------- -------------------
Units beginning of year                42                --   47,998,514        44,052,481      31,862,852          33,211,875
Units issued and transferred
  from other funding options          256                44   27,425,022        24,955,798       6,694,448          13,140,344
Units redeemed and transferred
 to
  other funding options               (14)               (2) (19,888,169)      (21,009,765)    (18,865,032)        (14,489,367)
                               ------------- --------------- -------------- ----------------- --------------- -------------------
Units end of year                     284                42   55,535,367        47,998,514      19,692,268          31,862,852
                               ============= =============== ============== ================= =============== ====================
                               DELAWARE VIP SMALL CAP VALUE        DREYFUS VIF APPRECIATION         DREYFUS VIF DEVELOPING LEADERS
                                          INVESTMENT OPTION               INVESTMENT OPTION                      INVESTMENT OPTION
                               ----------------------------- -------------------------------- ------------------------------------
                                     2009              2008         2009              2008            2009                   2008
                               ------------- --------------- -------------- ----------------- --------------- --------------------
Units beginning of year         5,026,214         5,507,665    1,510,930         3,282,756       1,392,016              1,986,984
Units issued and transferred
  from other funding options      707,149         2,412,052      200,261           967,660         234,176                678,667
Units redeemed and transferred
 to
  other funding options        (1,206,371)       (2,893,503)    (833,240)       (2,739,486)       (445,552)            (1,273,635)
                               ------------- --------------- -------------- ----------------- --------------- --------------------
Units end of year               4,526,992         5,026,214      877,951         1,510,930       1,180,640              1,392,016
                               ============= =============== ============== ================= ===============   ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

                                  AMERICAN        AMERICAN
                                   CENTURY           FUNDS
                                  VP VISTA            BOND
   AMERICAN CENTURY VP ULTRA    INVESTMENT      INVESTMENT       AMERICAN FUNDS GLOBAL GROWTH
           INVESTMENT OPTION        OPTION          OPTION                  INVESTMENT OPTION
------------------------------- ------------- --------------- ----------------------------------
      2009              2008       2009 (b)        2009 (b)           2009               2008
------------- ----------------- ------------- --------------- --------------- ------------------
    28,094         3,035,357            --              --       7,065,283          7,358,469
        --            32,944     2,886,427           1,661       6,395,789          4,629,746
      (439)       (3,040,207)     (377,180)            (57)     (3,084,549)        (4,922,932)
------------- ----------------- ------------- --------------- --------------- ------------------
    27,655            28,094     2,509,247           1,604      10,376,523          7,065,283
============= ================= ============= =============== =============== ==================
                                                              AMERICAN FUNDS U.S. GOVERNMENT/
AMERICAN FUNDS INTERNATIONAL      AMERICAN FUNDS NEW WORLD               AAA RATED SECURITIES
           INVESTMENT OPTION             INVESTMENT OPTION                  INVESTMENT OPTION
------------------------------- ----------------------------- ----------------------------------
      2009           2008 (a)         2009         2008 (a)           2009            2008 (a)
------------- ----------------- ------------- --------------- --------------- ------------------
 4,061,111                --            41              --       3,367,712                 --
 9,239,642         5,197,850     2,046,195              43         408,081          3,367,712
(3,647,274)       (1,136,739)     (164,693)             (2)     (3,544,224)                --
------------- ----------------- ------------- --------------- --------------- ------------------
 9,653,479         4,061,111     1,881,543              41         231,569          3,367,712
============= ================= ============= =============== =============== ==================
                                                              FIDELITY VIP
                                                              FREEDOM 2015
     FIDELITY VIP CONTRAFUND    FIDELITY VIP EQUITY-INCOME      INVESTMENT
           INVESTMENT OPTION             INVESTMENT OPTION          OPTION
------------------------------- ----------------------------- ---------------
      2009              2008          2009         2008 (a)        2009 (b)
------------- ----------------- ------------- --------------- ---------------
16,077,399        38,504,226        67,288              --              --
18,348,472        15,594,296     3,967,573          67,777           5,450
(6,611,016)      (38,021,123)     (717,956)           (489)         (1,344)
------------- ----------------- ------------- --------------- ---------------
27,814,855        16,077,399     3,316,905          67,288           4,106
============= ================= ============= =============== ===============

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                   FIDELITY VIP FREEDOM 2020       FIDELITY VIP FREEDOM 2030       FIDELITY VIP GROWTH & INCOME
                                           INVESTMENT OPTION               INVESTMENT OPTION                  INVESTMENT OPTION
                                  ----------------------------- ------------------------------- ----------------------------------
                                         2009        2008 (a)         2009           2008 (a)         2009                 2008
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units beginning of year             7,367,543             --     3,841,489                --        12,015            6,032,387
Units issued and transferred
  from other funding options          124,295      7,367,543        66,388         3,841,493            --               19,261
Units redeemed and transferred to
  other funding                    (7,491,510)            --    (3,906,115)               (4)         (483)          (6,039,633)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units end of year                         328      7,367,543         1,762         3,841,489        11,532               12,015
                                  ============== ============== ============= ================= ============= ====================
                                                                                                                FTVIPT FRANKLIN
                                        FIDELITY VIP MID CAP           FIDELITY VIP OVERSEAS    SMALL-MID CAP GROWTH SECURITIES
                                           INVESTMENT OPTION               INVESTMENT OPTION                  INVESTMENT OPTION
                                  ----------------------------- ------------------------------- ----------------------------------
                                         2009           2008          2009              2008          2009                 2008
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units beginning of year            18,563,022     26,880,959    10,717,927        17,230,885     9,154,154           11,243,155
Units issued and transferred
  from other funding options        4,356,116      8,631,617     3,030,277         8,891,848     1,746,136            4,770,742
Units redeemed and transferred to
  other funding options           (10,827,172)   (16,949,554)   (9,292,141)      (15,404,806)   (5,207,499)          (6,859,743)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units end of year                  12,091,966     18,563,022     4,456,063        10,717,927     5,692,791            9,154,154
                                  ============== ============== ============= ================= ============= ====================
                                      JANUS ASPEN ENTERPRISE    JANUS ASPEN GLOBAL TECHNOLOGY                JANUS ASPEN OVERSEAS
                                           INVESTMENT OPTION                INVESTMENT OPTION                   INVESTMENT OPTION
                                  ----------------------------- ------------------------------- ----------------------------------
                                         2009        2008 (a)         2009              2008          2009              2008 (a)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units beginning of year             1,009,867             --     1,740,453         3,054,504     1,209,049                   --
Units issued and transferred
  from other funding options          288,705      1,009,867     2,610,602         3,937,189       263,466            1,209,050
Units redeemed and transferred to
  other funding options              (547,726)            --    (1,047,899)       (5,251,240)     (719,911)                  (1)
                                  -------------- -------------- ------------- ----------------- ------------- --------------------
Units end of year                     750,846      1,009,867     3,303,156         1,740,453       752,604            1,209,049
                                  ============== ============== ============= ================= ============= ====================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

                                                                                  FIDELITY VIP
        FIDELITY VIP HIGH INCOME      FIDELITY VIP INDEX 500             INVESTMENT GRADE BOND
               INVESTMENT OPTION           INVESTMENT OPTION                 INVESTMENT OPTION
----------------------------------- --------------------------- ---------------------------------
      2009               2008 (a)         2009       2008 (a)         2009             2008 (a)
------------- --------------------- ------------- ------------- ------------- -------------------
 2,699,652                    --    13,613,641            --            32                  --
    46,088             2,699,652     6,529,891    13,613,641       323,484                  33
(2,745,100)                   --    (3,055,942)           --      (323,294)                 (1)
------------- --------------------- ------------- ------------- ------------- -------------------
       640             2,699,652    17,087,590    13,613,641           222                  32
============= ===================== ============= ============= ============= ===================
                FTVIPT TEMPLETON            FTVIPT TEMPLETON                  FTVIPT TEMPLETON
   DEVELOPING MARKETS SECURITIES          FOREIGN SECURITIES            GLOBAL BOND SECURITIES
               INVESTMENT OPTION           INVESTMENT OPTION                 INVESTMENT OPTION
----------------------------------- --------------------------- ---------------------------------
      2009                  2008          2009          2008          2009                2008
------------- --------------------- ------------- ------------- ------------- -------------------
 3,337,465            12,114,462    10,823,356     9,672,670     7,124,126           7,255,328
 2,819,106             4,059,092     5,578,370     7,831,292       983,658           8,476,435
(2,852,645)          (12,836,089)   (4,277,039)   (6,680,606)   (3,595,997)         (8,607,637)
------------- --------------------- ------------- ------------- ------------- -------------------
 3,303,926             3,337,465    12,124,687    10,823,356     4,511,787           7,124,126
============= ===================== ============= ============= ============= ===================
                                                                            LMPVET CLEARBRIDGE
JANUS ASPEN PERKINS MID CAP VALUE      JANUS ASPEN WORLDWIDE    VARIABLE EQUITY INCOME BUILDER
                INVESTMENT OPTION          INVESTMENT OPTION                 INVESTMENT OPTION
----------------------------------- --------------------------- ---------------------------------
      2009               2008 (a)         2009          2008          2009                2008
------------- --------------------- ------------- ------------- ------------- -------------------
 8,482,829                    --     2,237,940     2,894,674       959,821           1,111,215
   998,233             8,537,324       735,949       818,089        34,810             486,197
(2,784,389)              (54,495)   (1,471,062)   (1,474,823)     (268,888)           (637,591)
------------- --------------------- ------------- ------------- ------------- -------------------
 6,696,673             8,482,829     1,502,827     2,237,940       725,743             959,821
============= ===================== ============= ============= ============= ===================

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                          LMPVET CLEARBRIDGE              LMPVET CLEARBRIDGE            LMPVET CLEARBRIDGE
                                  VARIABLE AGGRESSIVE GROWTH           VARIABLE APPRECIATION    VARIABLE FUNDAMENTAL VALUE
                                           INVESTMENT OPTION               INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- --------------------------------- -----------------------------
                                         2009          2008           2009               2008          2009            2008
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units beginning of year             1,762,052     3,940,586         13,080             33,763     1,942,530       2,763,338
Units issued and transferred
  from other funding options          425,319       868,212             --             21,711     1,580,048         661,338
Units redeemed and transferred to
  other funding options            (1,301,178)   (3,046,746)          (204)           (42,394)   (1,220,854)     (1,482,146)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units end of year                     886,193     1,762,052         12,876             13,080     2,301,724       1,942,530
                                  ============== ============= ============== ================== ============= ===============
                                   LMPVET INVESTMENT COUNSEL              LMPVIT WESTERN ASSET          LMPVIT WESTERN ASSET
                                   VARIABLE SOCIAL AWARENESS   VARIABLE GLOBAL HIGH YIELD BOND       VARIABLE STRATEGIC BOND
                                           INVESTMENT OPTION                 INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- --------------------------------- -----------------------------
                                         2009          2008           2009               2008          2009            2008
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units beginning of year             1,012,274     2,019,567      5,194,758         13,822,106       773,685       3,108,745
Units issued and transferred
  from other funding options          254,592       513,461        424,105          2,231,684       231,216         690,386
Units redeemed and transferred to
  other funding options              (762,029)   (1,520,754)    (1,294,266)       (10,859,032)     (115,721)     (3,025,446)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units end of year                     504,837     1,012,274      4,324,597          5,194,758       889,180         773,685
                                  ============== ============= ============== ================== ============= ===============
                                                MIST HARRIS
                                      OAKMARK INTERNATIONAL                  MIST JANUS FORTY           MIST LAZARD MID CAP
                                          INVESTMENT OPTION                 INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- --------------------------------- -----------------------------
                                         2009          2008           2009               2008          2009         2008 (a)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units beginning of year            14,631,922    17,975,691     32,714,712         16,611,592     1,992,839              --
Units issued and transferred
  from other funding options        4,387,989     5,943,089      4,101,316         42,357,148       477,667       3,213,732
Units redeemed and transferred to
  other funding options           (13,045,430)   (9,286,858)   (18,435,043)       (26,254,028)   (1,328,186)     (1,220,893)
                                  -------------- ------------- -------------- ------------------ ------------- ---------------
Units end of year                   5,974,481    14,631,922     18,380,985         32,714,712     1,142,320       1,992,839
                                  ============== ============= ============== ================== ============= ===============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

      LMPVET CLEARBRIDGE               LMPVET CLEARBRIDGE      LMPVET GLOBAL CURRENTS VARIABLE
      VARIABLE INVESTORS        VARIABLE LARGE CAP GROWTH    INTERNATIONAL ALL CAP OPPORTUNITY
       INVESTMENT OPTION                INVESTMENT OPTION                    INVESTMENT OPTION
--------------------------- -------------------------------- -----------------------------------
      2009          2008          2009               2008          2009                  2008
------------- ------------- ------------- ------------------ ------------- ---------------------
 2,722,073     4,491,288     1,861,758          7,945,620       879,779               974,576
 1,625,009     1,451,652       428,200          1,354,012       149,046               155,727
(1,638,679)   (3,220,867)   (1,313,091)        (7,437,874)     (255,495)             (250,524)
------------- ------------- ------------- ------------------ ------------- ---------------------
 2,708,403     2,722,073       976,867          1,861,758       773,330               879,779
============= ============= ============= ================== ============= =====================
MIST BLACKROCK HIGH YIELD    MIST BLACKROCK LARGE CAP CORE     MIST CLARION GLOBAL REAL ESTATE
        INVESTMENT OPTION                INVESTMENT OPTION                   INVESTMENT OPTION
--------------------------- -------------------------------- -----------------------------------
      2009          2008          2009               2008          2009                  2008
------------- ------------- ------------- ------------------ ------------- ---------------------
 6,458,444    10,497,224     8,592,239          8,260,595     7,852,558            13,852,231
 6,006,495     5,166,653     5,541,323         13,013,216     1,574,287             4,014,982
(2,932,936)   (9,205,433)   (3,019,185)       (12,681,572)   (3,696,451)          (10,014,655)
------------- ------------- ------------- ------------------ ------------- ---------------------
 9,532,003     6,458,444    11,114,377          8,592,239     5,730,394             7,852,558
============= ============= ============= ================== ============= =====================
      MIST LOOMIS SAYLES                 MIST LORD ABBETT                    MIST LORD ABBETT
          GLOBAL MARKETS                   BOND DEBENTURE                   GROWTH AND INCOME
       INVESTMENT OPTION                INVESTMENT OPTION                   INVESTMENT OPTION
--------------------------- -------------------------------- -----------------------------------
      2009          2008          2009               2008          2009                  2008
------------- ------------- ------------- ------------------ ------------- ---------------------
 4,183,257     6,255,239     1,287,676          1,307,048     3,552,707            10,589,983
    36,384     4,190,041       448,846            978,610       168,332             2,355,714
(1,438,013)   (6,262,023)   (1,327,028)          (997,982)   (1,573,059)           (9,392,990)
------------- ------------- ------------- ------------------ ------------- ---------------------
 2,781,628     4,183,257       409,494          1,287,676     2,147,980             3,552,707
============= ============= ============= ================== ============= =====================

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                           MIST LORD ABBETT                           MIST MET/AIM                      MIST MFS
                                              MID CAP VALUE                       SMALL CAP GROWTH       EMERGING MARKETS EQUITY
                                          INVESTMENT OPTION                      INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- -------------------------------------- -----------------------------
                                        2009           2008              2009                 2008           2009           2008
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units beginning of year            7,045,343     28,966,786           167,590              308,441      3,253,402      3,320,809
Units issued and transferred
  from other funding options       2,231,463      4,773,831            38,159              154,629      2,157,762      4,788,605
Units redeemed and transferred to
  other funding options           (2,433,286)   (26,695,274)          (82,881)            (295,480)    (2,318,094)    (4,856,012)
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units end of year                  6,843,520      7,045,343           122,868              167,590      3,093,070      3,253,402
                                  ============= ============== ================= ==================== ============== ==============
                                               MIST PIONEER                     MIST T. ROWE PRICE             MIST THIRD AVENUE
                                           STRATEGIC INCOME                         MID CAP GROWTH               SMALL CAP VALUE
                                          INVESTMENT OPTION                      INVESTMENT OPTION             INVESTMENT OPTION
                                  ---------------------------- -------------------------------------- -----------------------------
                                        2009           2008              2009              2008 (a)          2009           2008
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units beginning of year                  503             --           763,466                   --      6,715,573     12,584,212
Units issued and transferred
  from other funding options             227            508         1,164,519              895,665      1,481,152      5,429,909
Units redeemed and transferred to
  other funding options                  (19)            (5)         (228,909)            (132,199)    (3,256,180)   (11,298,548)
                                  ------------- -------------- ----------------- -------------------- -------------- --------------
Units end of year                        711            503         1,699,076              763,466      4,940,545      6,715,573
                                  ============= ============== ================= ==================== ============== ==============
                                                                                     MSF BLACKROCK
                                                                                      LEGACY LARGE
                                                MSF BLACKROCK LARGE CAP VALUE           CAP GROWTH    MSF BLACKROCK MONEY MARKET
                                                            INVESTMENT OPTION    INVESTMENT OPTION             INVESTMENT OPTION
                                                -------------------------------- -------------------- -----------------------------
                                                       2009           2008 (a)             2009 (d)          2009           2008
                                                -------------- ----------------- -------------------- -------------- --------------
Units beginning of year                           5,052,364                --                   --    122,609,331    143,562,404
Units issued and transferred
  from other funding options                        900,309         5,052,364            3,805,300    106,619,588     90,705,714
Units redeemed and transferred to
  other funding options                          (3,438,085)               --              (301,754) (110,101,114) (111,658,787)
                                                -------------- ----------------- --------------------------------------------------
Units end of year                                 2,514,588         5,052,364            3,503,546    119,127,805    122,609,331
                                                ============== ================= ==================== ============== ==============

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

                MIST MFS                    MIST PIMCO
  RESEARCH INTERNATIONAL      INFLATION PROTECTED BOND            MIST PIONEER FUND
       INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- ----------------------------- ----------------------------
      2009          2008           2009           2008          2009             2008
------------- ------------- -------------- -------------- -------------   -------------
 2,879,109     4,572,964     27,784,418     24,800,396         4,666           47,835
 1,303,985     2,686,446     17,561,253     16,488,698     1,303,886              620
(1,539,532)   (4,380,301)   (33,264,511)   (13,504,676)     (518,034)         (43,789)
------------- ------------- -------------- -------------- -------------   -------------
 2,643,562     2,879,109     12,081,160     27,784,418       790,518            4,666
============= ============= ============== ============== =============   =============
           MSF BLACKROCK                 MSF BLACKROCK
       AGGRESSIVE GROWTH                   BOND INCOME    MSF BLACKROCK DIVERSIFIED
       INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- ----------------------------- ----------------------------
      2009          2008           2009           2008          2009             2008
------------- ------------- -------------- -------------- -------------   -------------
 8,374,562    11,829,117      3,751,486      7,807,685       478,320        2,962,202
 1,662,766     5,261,563        499,069      1,588,046       244,861          254,461
(3,259,087)   (8,716,118)    (1,235,756)    (5,644,245)     (118,023)      (2,738,343)
------------- ------------- -------------- -------------- -------------   -------------
 6,778,241     8,374,562      3,014,799      3,751,486       605,158          478,320
============= ============= ============== ============== =============   =============
                                           MSF METLIFE                  MSF METLIFE
    MSF FI VALUE LEADERS         AGGRESSIVE ALLOCATION      CONSERVATIVE ALLOCATION
       INVESTMENT OPTION             INVESTMENT OPTION            INVESTMENT OPTION
--------------------------- ----------------------------- ----------------------------
      2009          2008           2009           2008          2009             2008
------------- ------------- -------------- -------------- -------------   -------------
 6,493,412    11,271,223      4,057,308      5,146,617     2,225,945        1,759,746
 3,176,783     3,708,440        750,796      4,402,045       991,740        2,641,463
(4,263,459)   (8,486,251)    (2,258,855)    (5,491,354)   (2,319,910)      (2,175,264)
------------- ------------- -------------- -------------- -------------   -------------
 5,406,736     6,493,412      2,549,249      4,057,308       897,775        2,225,945
============= ============= ============== ============== =============   =============

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

8. SCHEDULES OF UNITS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                  MSF METLIFE CONSERVATIVE TO                     MSF METLIFE
                                          MODERATE ALLOCATION             MID CAP STOCK INDEX    MSF METLIFE MODERATE ALLOCATION
                                            INVESTMENT OPTION               INVESTMENT OPTION                  INVESTMENT OPTION
                                  ------------------------------ ------------------------------- ---------------------------------
                                         2009            2008          2009           2008 (a)         2009                2008
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units beginning of year             2,580,385       6,733,031       135,743                --     1,212,413          10,244,446
Units issued and transferred
  from other funding options          117,117       2,257,844       950,101           135,747     2,250,086           1,513,907
Units redeemed and transferred to
  other funding options            (2,187,053)     (6,410,490)      (20,289)               (4)     (562,834)        (10,545,940)
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units end of year                     510,449       2,580,385     1,065,555           135,743     2,899,665           1,212,413
                                  ============== =============== ============= ================= ============= ===================
                                                                              MSF OPPENHEIMER
                                                MSF MFS VALUE                   GLOBAL EQUITY            MSF RUSSELL 2000 INDEX
                                            INVESTMENT OPTION               INVESTMENT OPTION                 INVESTMENT OPTION
                                  ------------------------------ ------------------------------- ---------------------------------
                                         2009         2008 (a)         2009              2008          2009                2008
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units beginning of year                21,597              --       540,918           735,889    11,704,787          18,889,259
Units issued and transferred from
other funding options               6,861,171          29,536       125,203           738,065     4,742,370          10,257,998
Units redeemed and transferred to
other funding options                (540,057)         (7,939)     (421,153)         (933,036)   (6,685,751)        (17,442,470)
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units end of year                   6,342,711          21,597       244,968           540,918     9,761,406          11,704,787
                                  ============== =============== ============= ================= ============= ===================
                                       PIMCO VIT TOTAL RETURN    PIONEER VCT EMERGING MARKETS         PIONEER VCT MID CAP VALUE
                                            INVESTMENT OPTION               INVESTMENT OPTION                 INVESTMENT OPTION
                                  ------------------------------ ------------------------------- ---------------------------------
                                         2009            2008          2009           2008 (a)         2009                2008
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units beginning of year            93,071,668      96,209,141     2,185,039                --     1,775,315           2,792,781
Units issued and transferred
  from other funding options       51,810,856      42,291,684       274,783         2,187,204       606,141             869,249
Units redeemed and transferred to
  other funding options           (44,758,209)    (45,429,157)   (1,117,506)           (2,165)   (1,023,797)         (1,886,715)
                                  -------------- --------------- ------------- ----------------- ------------- -------------------
Units end of year                 100,124,315      93,071,668     1,342,316         2,185,039     1,357,659           1,775,315
                                  ============== =============== ============= ================= ============= ===================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

           MSF METLIFE MODERATE
       TO AGGRESSIVE ALLOCATION       MSF METLIFE STOCK INDEX               MSF MFS TOTAL RETURN
              INVESTMENT OPTION             INVESTMENT OPTION                  INVESTMENT OPTION
---------------------------------- ----------------------------- ----------------------------------
             2009          2008           2009           2008          2009                 2008
-------------------- ------------- -------------- -------------- ------------- --------------------
          922,423     1,458,090     25,571,690     44,521,122    19,827,755           21,883,376
        1,211,507       963,125     18,650,478      8,375,268     3,195,563           11,933,193
         (335,297)   (1,498,792)   (22,272,016)   (27,324,700)   (8,234,894)         (13,988,814)
-------------------- ------------- -------------- -------------- ------------- --------------------
        1,798,633       922,423     21,950,152     25,571,690    14,788,424           19,827,755
==================== ============= ============== ============== ============= ====================
              MSF T. ROWE PRICE             MSF WESTERN ASSET
               LARGE CAP GROWTH    MANAGEMENT U.S. GOVERNMENT             PIMCO VIT LOW DURATION
              INVESTMENT OPTION             INVESTMENT OPTION                  INVESTMENT OPTION
---------------------------------- ----------------------------- ----------------------------------
             2009          2008           2009           2008          2009                 2008
-------------------- ------------- -------------- -------------- ------------- --------------------
        2,410,322     2,806,657     10,816,523     15,127,042    19,396,515           15,490,403
          358,222     1,223,970      1,585,461      2,548,078     2,098,307           16,357,717
       (1,178,366)   (1,620,305)    (7,749,505)    (6,858,597)   (8,387,265)         (12,451,605)
-------------------- ------------- -------------- -------------- ------------- --------------------
        1,590,178     2,410,322      4,652,479     10,816,523    13,107,557           19,396,515
==================== ============= ============== ============== ============= ====================
    PUTNAM VT NEW                                                                   UIF EMERGING
    OPPORTUNITIES              ROYCE MICRO-CAP              ROYCE SMALL-CAP       MARKETS EQUITY
INVESTMENT OPTION            INVESTMENT OPTION            INVESTMENT OPTION    INVESTMENT OPTION
-------------------- ---------------------------- ---------------------------- --------------------
          2009 (e)         2009           2008           2009          2008              2009 (c)
-------------------- ------------- -------------- -------------- ------------- --------------------
               --     1,050,038      4,128,060      8,351,658     4,791,185                   --
          251,847     2,279,833      1,033,667      2,485,244     8,695,876            3,185,746
          (55,599)   (1,423,847)    (4,111,689)    (2,824,944)   (5,135,403)              (2,417)
-------------------- ------------- -------------- -------------- ------------- --------------------
          196,248     1,906,024      1,050,038      8,011,958     8,351,658            3,183,329
==================== ============= ============== ============== ============= ====================

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
OF METLIFE INSURANCE COMPANY OF CONNECTICUT
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

8. SCHEDULES OF UNITS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008:

                                                                                                                VANGUARD VIF
                                  VANGUARD VIF DIVERSIFIED VALUE    VANGUARD VIF EQUITY INDEX    SHORT-TERM INVESTMENT GRADE
                                               INVESTMENT OPTION            INVESTMENT OPTION              INVESTMENT OPTION
                                  --------------------------------- ---------------------------- ------------------------------
                                        2009                2008          2009           2008        2009               2008
                                  ------------- ------------------- ------------- -------------- ----------- ------------------
Units beginning of year            5,394,944          10,524,214     9,473,287     17,278,773     163,308            198,302
Units issued and transferred
  from other funding options         200,753           2,694,479       989,306     16,301,061     255,107            207,742
Units redeemed and transferred to
  other funding options           (5,095,249)         (7,823,749)   (9,368,369)   (24,106,547)   (215,745)          (242,736)
                                  ------------- ------------------- ------------- -------------- ----------- ------------------
Units end of year                    500,448           5,394,944     1,094,224      9,473,287     202,670            163,308
                                  ============= =================== ============= ============== =========== ==================

(a) For the period April 28, 2008 to December 31, 2008.

(b) Commenced on April 28, 2008 and began transactions in 2009.

(c) Commenced on November 10, 2008 and began transactions in 2009.

(d) For the period May 4, 2009 to December 31, 2009.

(e) For the period February 16, 2009 to December 31, 2009.

            CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE POLICY
          CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000 POLICY
               CORPORATE OWNED VARIABLE UNIVERSAL LIFE III POLICY
                             CORPORATE SELECT POLICY
           CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV POLICY


                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)

                                      DATED


                                   MAY 1, 2010


                                       FOR

              METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (DEPOSITOR)


This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and MetLife Insurance Company of Connecticut. You should read this SAI in conjunction with the prospectuses dated May 1, 2010 for the Corporate Owned Variable Universal Life Insurance Policies ("the Policies"). The defined terms used in this SAI are as defined in the prospectus.


Copies of the prospectuses may be obtained by writing to MetLife Insurance Company of Connecticut, Specialized Benefit Resources, 485-B Rt. One South, 4th Floor, Iselin, NJ 08830, or by calling 1-888-458-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



                                                                                   ITEM
                                                                                   ----
GENERAL INFORMATION AND HISTORY.................................................     3
  The Depositor.................................................................     3
  State Regulation..............................................................     3
  The Registrant................................................................     3
  Registration Statement........................................................     3
  The Custodian.................................................................     3
UNDERWRITING AND DISTRIBUTION AGREEMENTS........................................     3
  Distribution and Principal Underwriting Agreement.............................     3
  Compensation..................................................................     4
VALUATION OF ASSETS.............................................................     4
  Investment Options............................................................     4
  The Contract Value............................................................     4
  Accumulation Unit Value.......................................................     5
CALCULATION OF MONEY MARKET YIELD...............................................     5
ADDITIONAL INFORMATION ABOUT POLICY CHARGES.....................................     5
  Special Purchase Plans........................................................     5
  Underwriting Procedures.......................................................     6
  Increases and Decreases in Stated Amount......................................     6
ADDITIONAL FEDERAL TAX CONSIDERATIONS...........................................     6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................     6
FINANCIAL STATEMENTS............................................................     7

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. MetLife Insurance Company of Connecticut, (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at 1300 Hall Boulevard, Bloomfield, Connecticut 06002-2910, and its telephone number is (860) 656-3000.

The Company is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. MetLife Insurance Company of Connecticut sponsors a separate account: The MetLife of CT Fund UL III for Variable Life Insurance (Fund UL
III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission
(SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                    UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectus (see "Distribution & Compensation"). Additional information is provided below.

MetLife Investors Distribution Company ("MLIDC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA").

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC over the past three years.

                         MLIDC UNDERWRITING COMMISSIONS


                                        UNDERWRITING COMMISSIONS PAID TO MLIDC   AMOUNT OF UNDERWRITING COMMISSIONS
YEAR                                                BY THE COMPANY                        RETAINED BY MLIDC
----                                    --------------------------------------   ----------------------------------
2009..................................                $1,838,506                                 $0
2008..................................                $4,476,418                                 $0
2007..................................                $7,620,981                                 $0



The Policies are offered on a continuous basis. MLIDC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDC from the Funds.



                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to
(a) minus (b), divided by (c) where:

               (a) = investment income plus capital gains and losses (whether realized or unrealized);

               (b) = any deduction for applicable taxes (presently zero); and

               (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Investment Option for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

       Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change - Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV x Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee x (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Investment Option for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Investment Option will be lower than the yield for the corresponding Fund. The yields on amounts held in the Investment Option normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Investment Option is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and qualities of portfolio securities held by the Fund, and the Fund's operating expenses. Yields on amounts held in the Investment Option may also be presented for periods other than a 7-day period.

                   ADDITIONAL INFORMATION ABOUT POLICY CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Policy's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.

                      ADDITIONAL FEDERAL TAX CONSIDERATIONS

If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of Section 817(h) of the Code, which could have adverse tax consequences for variable policy contract owners, including losing the benefit of tax deferral.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The consolidated financial statements and the related financial statement schedules of MetLife Insurance Company of Connecticut and subsidiaries (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedules and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs as required by accounting guidance adopted on January 1, 2007). Such financial statements and financial statement schedules have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.


                              FINANCIAL STATEMENTS

The financial statements of MetLife Insurance Company of Connecticut follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut

We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut and subsidiaries (the "Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2009. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for deferred acquisition costs as required by accounting guidance adopted on January 1, 2007.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 24, 2010

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2009       2008
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $42,435 and $39,601,
     respectively)............................................  $ 41,275   $ 34,846
  Equity securities available-for-sale, at estimated fair
     value (cost: $494 and $673, respectively)................       459        474
  Trading securities, at estimated fair value (cost: $868 and
     $251, respectively)......................................       938        232
  Mortgage loans (net of valuation allowances of $77 and $46,
     respectively)............................................     4,748      4,447
  Policy loans................................................     1,189      1,192
  Real estate and real estate joint ventures..................       445        608
  Other limited partnership interests.........................     1,236      1,249
  Short-term investments......................................     1,775      3,127
  Other invested assets.......................................     1,498      2,297
                                                                --------   --------
     Total investments........................................    53,563     48,472
Cash and cash equivalents.....................................     2,574      5,656
Accrued investment income.....................................       516        487
Premiums and other receivables................................    13,444     12,463
Deferred policy acquisition costs and value of business
  acquired....................................................     5,244      5,440
Current income tax recoverable................................        --         66
Deferred income tax assets....................................     1,147      1,843
Goodwill......................................................       953        953
Other assets..................................................       799        752
Separate account assets.......................................    49,449     35,892
                                                                --------   --------
     Total assets.............................................  $127,689   $112,024
                                                                ========   ========
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Future policy benefits........................................  $ 21,621   $ 20,213
Policyholder account balances.................................    37,442     37,175
Other policyholder funds......................................     2,297      2,085
Payables for collateral under securities loaned and other
  transactions................................................     7,169      7,871
Short-term debt...............................................        --        300
Long-term debt -- affiliated..................................       950        950
Current income tax payable....................................        23         --
Other liabilities.............................................     2,177      2,604
Separate account liabilities..................................    49,449     35,892
                                                                --------   --------
     Total liabilities........................................   121,128    107,090
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 11)

STOCKHOLDERS' EQUITY
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2009 and 2008..................................        86         86
Additional paid-in capital....................................     6,719      6,719
Retained earnings.............................................       541        965
Accumulated other comprehensive loss..........................      (785)    (2,836)
                                                                --------   --------
     Total stockholders' equity...............................     6,561      4,934
                                                                --------   --------
     Total liabilities and stockholders' equity...............  $127,689   $112,024
                                                                ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                             2009     2008     2007
                                                           -------   ------   ------
REVENUES
Premiums.................................................  $ 1,312   $  634   $  353
Universal life and investment-type product policy fees...    1,380    1,378    1,411
Net investment income....................................    2,335    2,494    2,893
Other revenues...........................................      598      230      251
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................     (552)    (401)     (28)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss..      165       --       --
  Other net investment gains (losses), net...............   (1,479)     950     (114)
                                                           -------   ------   ------
     Total net investment gains (losses).................   (1,866)     549     (142)
                                                           -------   ------   ------
       Total revenues....................................    3,759    5,285    4,766
                                                           -------   ------   ------
EXPENSES
Policyholder benefits and claims.........................    2,065    1,446      978
Interest credited to policyholder account balances.......    1,301    1,130    1,299
Other expenses...........................................    1,207    1,933    1,446
                                                           -------   ------   ------
       Total expenses....................................    4,573    4,509    3,723
                                                           -------   ------   ------
Income (loss) from continuing operations before provision
  for income tax.........................................     (814)     776    1,043
Provision for income tax expense (benefit)...............     (368)     203      303
                                                           -------   ------   ------
Income (loss) from continuing operations, net of income
  tax....................................................     (446)     573      740
Income (loss) from discontinued operations, net of income
  tax....................................................       --       --        4
                                                           -------   ------   ------
Net income (loss)........................................  $  (446)  $  573   $  744
                                                           =======   ======   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)


                                                                        ACCUMULATED OTHER COMPREHENSIVE LOSS
                                                                      ----------------------------------------
                                                                            NET                      FOREIGN
                                                ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY
                                        COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION   TOTAL
                                         STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS   EQUITY
                                        ------  ----------  --------  --------------  -----------  -----------  -------
Balance at December 31, 2006..........    $86     $7,123      $ 520       $  (314)        $ --        $  --     $ 7,415
Cumulative effect of change in
  accounting principle, net of income
  tax (Note 1)........................                          (86)                                                (86)
                                          ---     ------      -----       -------         ----        -----     -------
Balance at January 1, 2007............     86      7,123        434          (314)          --           --       7,329
Dividend paid to MetLife..............              (404)      (286)                                               (690)
Comprehensive income (loss):
  Net income..........................                          744                                                 744
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.....................                                         (2)                                   (2)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.........                                        (45)                                  (45)
     Foreign currency translation
       adjustments, net of income
       tax............................                                                                   12          12
                                                                                                                -------
     Other comprehensive loss.........                                                                              (35)
                                                                                                                -------
  Comprehensive income................                                                                              709
                                          ---     ------      -----       -------         ----        -----     -------
Balance at December 31, 2007..........     86      6,719        892          (361)          --           12       7,348
Dividend paid to MetLife..............                         (500)                                               (500)
Comprehensive income (loss):
  Net income..........................                          573                                                 573
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.....................                                         21                                    21
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.........                                     (2,342)                               (2,342)
     Foreign currency translation
       adjustments, net of income
       tax............................                                                                 (166)       (166)
                                                                                                                -------
     Other comprehensive loss.........                                                                           (2,487)
                                                                                                                -------
  Comprehensive loss..................                                                                           (1,914)
                                          ---     ------      -----       -------         ----        -----     -------
Balance at December 31, 2008..........     86      6,719        965        (2,682)          --         (154)      4,934
Cumulative effect of changes in
  accounting principle, net of income
  tax (Note 1)........................                           22                        (22)                      --
Comprehensive income (loss):
  Net loss............................                         (446)                                               (446)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.....................                                        (14)                                  (14)
     Unrealized investment gains
       (losses), net of related
       offsets and income tax.........                                      2,103          (61)                   2,042
     Foreign currency translation
       adjustments, net of income
       tax............................                                                                   45          45
                                                                                                                -------
     Other comprehensive income.......                                                                            2,073
                                                                                                                -------
  Comprehensive income................                                                                            1,627
                                          ---     ------      -----       -------         ----        -----     -------
Balance at December 31, 2009..........    $86     $6,719      $ 541       $  (593)        $(83)       $(109)    $ 6,561
                                          ===     ======      =====       =======         ====        =====     =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                               2009       2008       2007
                                                             --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)..........................................  $   (446)  $    573   $    744
Adjustments to reconcile net income (loss) to net cash
  (used in) provided by operating activities:
  Depreciation and amortization expenses...................        29         29         26
  Amortization of premiums and accretion of discounts
     associated with investments, net......................      (198)       (18)        11
  (Gains) losses from sales of investments and businesses,
     net...................................................     1,866       (546)       145
  Gain from recapture of ceded reinsurance.................        --         --        (22)
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests......        98         97       (121)
  Interest credited to policyholder account balances.......     1,301      1,130      1,299
  Universal life and investment-type product policy fees...    (1,380)    (1,378)    (1,411)
  Change in accrued investment income......................       (29)       150        (35)
  Change in premiums and other receivables.................    (2,307)    (2,561)       360
  Change in deferred policy acquisition costs, net.........      (559)       330         61
  Change in insurance-related liabilities..................     1,648        997         71
  Change in trading securities.............................      (597)      (218)        --
  Change in income tax recoverable (payable)...............      (303)       262        308
  Change in other assets...................................       449        598        675
  Change in other liabilities..............................      (166)     1,176        234
  Other, net...............................................        32         38         --
                                                             --------   --------   --------
Net cash (used in) provided by operating activities........      (562)       659      2,345
                                                             --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities................................    13,076     20,183     21,546
  Equity securities........................................       141        126        146
  Mortgage loans...........................................       444        522      1,208
  Real estate and real estate joint ventures...............         4         15        155
  Other limited partnership interests......................       142        203        465
Purchases of:
  Fixed maturity securities................................   (16,192)   (14,027)   (19,365)
  Equity securities........................................       (74)       (65)      (357)
  Mortgage loans...........................................      (783)      (621)    (2,030)
  Real estate and real estate joint ventures...............       (31)      (102)      (458)
  Other limited partnership interests......................      (203)      (458)      (515)
Net change in short-term investments.......................     1,445     (1,887)      (558)
Net change in other invested assets........................      (194)       445       (175)
Net change in policy loans.................................         3       (279)         5
Other, net.................................................        (2)        --         16
                                                             --------   --------   --------
Net cash (used in) provided by investing activities........    (2,224)     4,055         83
                                                             --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits.................................................    20,783      7,146     11,395
  Withdrawals..............................................   (20,067)    (5,307)   (13,563)
Net change in payables for collateral under securities
  loaned and other transactions............................      (702)    (2,600)     1,316
Net change in short-term debt..............................      (300)       300         --
Long-term debt issued -- affiliated........................        --        750        200
Long-term debt repaid -- affiliated........................        --       (435)        --
Debt issuance costs........................................        --         (8)        --
Financing element on certain derivative instruments........       (53)       (46)        33
Dividends on common stock..................................        --       (500)      (690)
                                                             --------   --------   --------
Net cash used in financing activities......................      (339)      (700)    (1,309)
                                                             --------   --------   --------
Effect of change in foreign currency exchange rates on cash
  balances.................................................        43       (132)         6
                                                             --------   --------   --------
Change in cash and cash equivalents........................    (3,082)     3,882      1,125
Cash and cash equivalents, beginning of year...............     5,656      1,774        649
                                                             --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.....................  $  2,574   $  5,656   $  1,774
                                                             ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Interest.................................................  $     73   $     64   $     33
                                                             ========   ========   ========
  Income tax...............................................  $    (63)  $    (48)  $     (6)
                                                             ========   ========   ========
Non-cash transactions during the year:
  Contribution of equity securities to MetLife Foundation..  $     --   $     --   $     12
                                                             ========   ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut, a Connecticut corporation incorporated in 1863, and its subsidiaries, including MetLife Investors USA Insurance Company ("MLI-USA"). MetLife Insurance Company of Connecticut is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     During 2009, the Company realigned its former institutional and individual businesses into three operating segments: Retirement Products, Corporate Benefit Funding and Insurance Products. The segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. In addition, the Company reports certain of its operations in Corporate & Other. See Note 14 for further business segment information.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of MetLife Insurance Company of Connecticut and its subsidiaries, partnerships and joint ventures in which the Company has control. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2009 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

     In June 2009, the Financial Accounting Standards Board ("FASB") approved FASB Accounting Standards Codification ("Codification") as the single source of authoritative accounting guidance used in the preparation of financial statements in conformity with GAAP for all non-governmental entities. Codification changed the referencing and organization of accounting guidance without modification of existing GAAP. Since it did not modify existing GAAP, Codification did not have any impact on the Company's financial condition or results of operations. On the effective date of Codification, substantially all existing non-SEC accounting and reporting standards were superseded and, therefore, are no longer referenced by title in the accompanying consolidated financial statements.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value the Company considers three broad valuation techniques: (i) the market approach; (ii) the income approach; and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover. See also Note 2.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and
     (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted new guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "Adoption of New Accounting Pronouncements -- Financial Instruments." The new guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          Prior to the adoption of the new OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          Upon adoption of the new OTTI guidance, the Company's methodology and significant inputs used to determine the amount of the credit loss are as follows:

          (i) The Company calculates the recovery value of fixed maturity securities by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

          (ii) When determining the collectability and the period over which the fixed maturity security is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                 corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

          (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS"). These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

          (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

            The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

            In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

            The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include asset-backed securitizations, hybrid securities, joint ventures, limited partnerships and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

            Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities, and supports asset and liability matching strategies for certain insurance products. Trading securities are presented at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

            Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate; (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent; or (iii) the loan's observable market price. The Company also establishes allowances for loan losses for pools of loans with similar characteristics, such as mortgage loans based on similar property types, similar loan-to-value, or similar debt service coverage ratio factors when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 60 days past due and/or when the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded in accordance with the loan agreement as a reduction of principal and/or as interest income. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has significant influence or more than a 20% interest. For certain of those joint ventures the Company records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, investments in insurance enterprise joint ventures and tax credit partnerships.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for on the equity method. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits and are also accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

     The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities, certain structured investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting rules for the determination of when an entity is a VIE and when to consolidate a VIE are complex. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The primary beneficiary is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both.

     When assessing the expected losses to determine the primary beneficiary for structured investment products such as asset-backed securitizations and collateralized debt obligations, the Company uses historical default probabilities based on the credit rating of each issuer and other inputs including maturity dates, industry

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


classifications and geographic location. Using computational algorithms, the analysis simulates default scenarios resulting in a range of expected losses and the probability associated with each occurrence. For other investment structures such as hybrid securities, joint ventures, limited partnerships and limited liability companies, the Company takes into consideration the design of the VIE and generally uses a qualitative approach to determine if it is the primary beneficiary. This approach includes an analysis of all contractual and implied rights and obligations held by all parties including profit and loss allocations, repayment or residual value guarantees, put and call options and other derivative instruments. If the primary beneficiary of a VIE can not be identified using this qualitative approach, the Company calculates the expected losses and expected residual returns of the VIE using a probability-weighted cash flow model. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net investment gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact in the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at estimated fair value in the consolidated financial statements and that their related changes in estimated fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The net book value of the property, equipment and leasehold improvements was $2 million and less than $1 million at December 31, 2009 and 2008, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $102 million and $76 million at December 31, 2009 and 2008, respectively. Accumulated amortization of capitalized software was $42 million and $26 million at December 31, 2009 and 2008, respectively. Related amortization expense was $16 million, $15 million and $11 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions and agency and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset that represents the present value of future profits embedded in acquired insurance annuity and investment -- type contracts. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company amortizes DAC and VOBA related to non-participating and non-dividend paying traditional contracts (primarily term insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful life ranging from 10 to 30 years and such amortization is included in other expenses. Each year the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill is recognized as an impairment and recorded as a charge against net income.

     In performing its goodwill impairment tests, when management believes meaningful comparable market data are available, the estimated fair values of the reporting units are determined using a market multiple approach. When relevant comparables are not available, the Company uses a discounted cash flow model. For reporting units

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may corroborate its estimated fair values by using additional valuation methodologies.

     The key inputs, judgments and assumptions necessary in determining estimated fair value include projected earnings, current book value (with and without accumulated other comprehensive income), the level of economic capital required to support the mix of business, long term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate management believes appropriate to the risk associated with the respective reporting unit. The estimated fair value of the retirement products and individual life reporting units are particularly sensitive to the equity market levels.

     Management applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

     During our 2009 impairment tests of goodwill, management concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. However, management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 6 for further consideration of goodwill impairment testing during 2009.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for future policy benefit liabilities on non-participating traditional life insurance range from 3% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net investment gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The fair values for these embedded derivatives are then estimated based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. Beginning in 2008, the valuation of these embedded derivatives includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of these embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value reported in net investment gains (losses). The value of these embedded derivatives is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 12%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care ("LTC"), as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net investment gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company files a consolidated U.S. federal income tax return with its includable subsidiaries in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)   future reversals of existing taxable temporary differences;

     (iii)  taxable income in prior carryback years; and

     (iv)   tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 10) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its life insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("MLIC"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


offset within the same line in the consolidated statements of operations. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted new OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $22 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $36 million, net of policyholder related amounts of $2 million and net of deferred income taxes of $12 million, resulting in the net cumulative effect adjustment of $22 million. The increase in the amortized cost basis of fixed maturity securities of $36 million by sector was as follows: $17 million -- ABS, $6 million -- U.S. corporate securities and $13 million -- CMBS.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $148 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

     The following new pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted new guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted new guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted new guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This new guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this new guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. As the Company did not have a minority interest, the adoption of this guidance, which required

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retrospective application of presentation requirements of noncontrolling interest, did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2009, the Company adopted prospectively new guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2008, the Company adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's own credit standing in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $59 million ($38 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 4.

     Effective April 1, 2009, the Company adopted new guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements. This adoption did not have any other material impact on the Company's consolidated financial statements.

     The following new pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - In February 2007, the FASB issued guidance related to the fair value option for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The fair value option is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective September 30, 2008, the Company adopted new guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective December 31, 2009, the Company adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted new guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively new guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the required disclosures in its consolidated financial statements.

     Effective December 31, 2008, the Company adopted new guidance relating to disclosures by public entities about transfers of financial assets and interests in VIEs. This guidance requires additional qualitative and quantitative disclosures about a transferors' continuing involvement in transferred financial assets and involvement in VIEs. The exact nature of the additional required VIE disclosures vary and depend on whether or not the VIE is a qualifying special purpose entity ("QSPE"). For VIEs that are QSPEs, the additional disclosures are only required for a non-transferor sponsor holding a variable interest or a non-transferor servicer holding a significant variable interest. For VIEs that are not QSPEs, the additional disclosures are only required if the Company is the primary beneficiary, and if not the primary beneficiary, only if the Company holds a significant variable interest in the VIE or is its sponsor. The Company provided all of the material disclosures in its consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Effective January 1, 2007, the Company adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in guidance relating to accounting and reporting by insurance enterprises for long-duration contracts and for realized gains and losses from the sale of investments. As a result of the adoption of the new guidance, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed. The adoption of this guidance resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. Prior to the adoption, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $86 million, net of income tax of $46 million, which was recorded as a reduction to retained earnings.

     The following new pronouncements had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2008, the Company prospectively adopted new guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance.

     - Effective January 1, 2007, the Company adopted new guidance on income taxes. This guidance clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. It requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In January 2010, the FASB issued new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3 (Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements). In addition, this guidance provides clarification of existing disclosure requirements about (a) level of disaggregation and (b) inputs and valuation techniques. The update is effective for the first quarter of 2010. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In June 2009, the FASB issued additional guidance related to financial instrument transfers (ASU 2009-16, Transfers and Servicing (Topic 860):
Accounting for Transfers of Financial Assets) and evaluation of VIEs for consolidation (ASU 2009-17, Consolidations (Topic 810): Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities). The guidance is effective for the first quarter of 2010:

     - The financial instrument transfer guidance eliminates the concept of a "QSPE," eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also requires additional disclosures about transfers of financial assets, including securitized transactions, as well as a

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       company's continuing involvement in transferred financial assets. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements.

     - The consolidation guidance relating to VIEs changes the determination of the primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. The guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements. The Company does not expect the adoption of the new guidance to have a material impact on the Company's consolidated financial statements. Subsequently, this guidance was indefinitely deferred for an interest in an entity that has the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies (ASU 2010-10, Consolidation (Topic 810): Amendments to Statement 167 for Certain Investment Funds).

2.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below at December 31, 2009 include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2009
                                       ---------------------------------------------------------
                                                        GROSS UNREALIZED
                                        COST OR    -------------------------   ESTIMATED
                                       AMORTIZED            TEMPORARY   OTTI      FAIR      % OF
                                          COST      GAIN       LOSS     LOSS     VALUE     TOTAL
                                       ---------   ------   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities............   $15,598    $  441     $  639    $  2    $15,398     37.3%
Foreign corporate securities.........     7,292       307        255       6      7,338     17.8
U.S. Treasury and agency securities..     6,503        35        281      --      6,257     15.2
RMBS.................................     6,183       153        402      82      5,852     14.2
CMBS.................................     2,808        43        216      18      2,617      6.3
ABS..................................     2,152        33        163      33      1,989      4.8
State and political subdivision
  securities.........................     1,291        12        124      --      1,179      2.8
Foreign government securities........       608        46          9      --        645      1.6
                                        -------    ------     ------    ----    -------    -----
  Total fixed maturity securities
     (1), (2)........................   $42,435    $1,070     $2,089    $141    $41,275    100.0%
                                        =======    ======     ======    ====    =======    =====
EQUITY SECURITIES:
Non-redeemable preferred stock (1)...   $   351    $   10     $   55    $ --    $   306     66.7%
Common stock.........................       143        11          1      --        153     33.3
                                        -------    ------     ------    ----    -------    -----
  Total equity securities (3)........   $   494    $   21     $   56    $ --    $   459    100.0%
                                        =======    ======     ======    ====    =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                         DECEMBER 31, 2008
                                          -----------------------------------------------
                                                           GROSS
                                           COST OR       UNREALIZED     ESTIMATED
                                          AMORTIZED   ---------------      FAIR      % OF
                                             COST      GAIN     LOSS      VALUE     TOTAL
                                          ---------   ------   ------   ---------   -----
                                                           (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $15,440    $  126   $2,335    $13,231     38.0%
Foreign corporate securities............     6,157        41    1,136      5,062     14.5
U.S. Treasury and agency securities.....     3,407       926       --      4,333     12.4
RMBS....................................     7,901       124      932      7,093     20.4
CMBS....................................     2,933         6      665      2,274      6.5
ABS.....................................     2,429         1      703      1,727      5.0
State and political subdivision
  securities............................       880         2      225        657      1.9
Foreign government securities...........       454        48       33        469      1.3
                                           -------    ------   ------    -------    -----
  Total fixed maturity securities (1),
     (2)................................   $39,601    $1,274   $6,029    $34,846    100.0%
                                           =======    ======   ======    =======    =====
EQUITY SECURITIES:
Non-redeemable preferred stock (1)......   $   551    $    1   $  196    $   356     75.1%
Common stock............................       122         1        5        118     24.9
                                           -------    ------   ------    -------    -----
  Total equity securities (3)...........   $   673    $    2   $  201    $   474    100.0%
                                           =======    ======   ======    =======    =====



--------

   (1) At time of acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has a punitive interest rate step-up feature, as it believes in most instances this feature will compel the issuer to redeem the security at the specified call date. Perpetual securities that do not have a punitive interest rate step-up feature are classified as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2009        2008
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
------------------------  --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                  $237        $304
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                  $ 43        $ 52
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                  $580        $425
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                  $ 17        $ 16


--------

   (2) The Company held $513 million and $385 million at estimated fair value of redeemable preferred stock which have stated maturity dates at December 31, 2009 and 2008, respectively. These securities, commonly referred to as "capital securities," are primarily issued by U.S. financial institutions, have cumulative interest deferral features and are included in the U.S. corporate securities sector within fixed maturity securities.

   (3) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities represented $82 million and $102 million at estimated fair value at December 31, 2009 and 2008, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $855 million and $883 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2009 and 2008, respectively.

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities
  (1):
  Estimated fair value..........................................  $3,866   $2,559
  Net unrealized loss...........................................  $  467   $1,130
Non-income producing fixed maturity securities (1):
  Estimated fair value..........................................  $   67   $   17
  Net unrealized gain (loss)....................................  $    2   $   (2)
Fixed maturity securities credit enhanced by financial guarantor insurers -- by sector -- at estimated fair value:
  State and political subdivision securities....................  $  493   $  415
  U.S. corporate securities.....................................     458      525
  ABS...........................................................     107      145
  RMBS..........................................................       7        8
  CMBS..........................................................       3        3
                                                                  ------   ------
     Total fixed maturity securities credit enhanced by
       financial guarantor insurers.............................  $1,068   $1,096
                                                                  ======   ======
Ratings of the financial guarantor insurers providing the credit enhancement:
  Portion rated Aa/AA...........................................      25%      20%
                                                                  ======   ======
  Portion rated A...............................................      --%      --%
                                                                  ======   ======
  Portion rated Baa/BBB.........................................      39%      65%
                                                                  ======   ======



--------

   (1) Based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners ("NAIC"), with the exception of non-agency RMBS held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA. Non-agency RMBS held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA, at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company is not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholders' equity, other than securities of the U.S. government and certain U.S. government agencies. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value were $6.3 billion and $4.3 billion at December 31, 2009 and 2008, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


present the major industry types that comprise the corporate fixed maturity securities holdings, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by industry
  type:
  Foreign (1)......................................   $ 7,338     32.3%   $ 5,062     27.6%
  Consumer.........................................     3,507     15.4      2,666     14.6
  Utility..........................................     3,328     14.6      2,810     15.4
  Finance..........................................     3,145     13.8      3,397     18.6
  Industrial.......................................     3,047     13.4      1,775      9.7
  Communications...................................     1,669      7.4      1,305      7.1
  Other............................................       702      3.1      1,278      7.0
                                                      -------    -----    -------    -----
     Total.........................................   $22,736    100.0%   $18,293    100.0%
                                                      =======    =====    =======    =====



--------

   (1) Includes U.S. Dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity security investments.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2009                      2008
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  204        0.4%        $  313        0.6%
  Holdings in ten issuers with the largest
     exposures...............................    $1,695        3.2%        $1,732        3.6%

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Collateralized mortgage obligations..............    $3,646     62.3%    $5,028     70.9%
  Pass-through securities..........................     2,206     37.7      2,065     29.1
                                                       ------    -----     ------    -----
     Total RMBS....................................    $5,852    100.0%    $7,093    100.0%
                                                       ======    =====     ======    =====
By risk profile:
  Agency...........................................    $4,095     70.0%    $4,856     68.4%
  Prime............................................     1,118     19.1      1,531     21.6
  Alternative residential mortgage loans...........       639     10.9        706     10.0
                                                       ------    -----     ------    -----
     Total RMBS....................................    $5,852    100.0%    $7,093    100.0%
                                                       ======    =====     ======    =====
Portion rated Aaa/AAA (1)..........................    $4,347     74.3%    $6,514     91.8%
                                                       ======    =====     ======    =====
Portion rated NAIC 1 (2)...........................    $4,835     82.6%    $6,753     95.2%
                                                       ======    =====     ======    =====



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA. Non-agency RMBS held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA, at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most credit-worthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. During 2009, there were significant ratings downgrades from investment grade to below investment grade for non-agency RMBS, both Alt-A and prime RMBS, contributing to the decrease in the percentage of RMBS with a Aaa/AAA rating to 74.3% at December 31, 2009 as compared to 91.8% at December 31, 2008, and a decrease in RMBS with a rating of NAIC 1 to 82.6% at December 31, 2009 as compared to 95.2% at December 31, 2008. These downgrades also contributed to the substantial decrease presented below in the Company's Alt-A securities holdings rated Aa/AA or better or rated NAIC 1 as compared to December 31, 2008.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior.......................................     $ 15       2.3%     $ 51       7.2%
2005...............................................      336      52.6       387      54.8
2006...............................................       83      13.0       102      14.5
2007...............................................      205      32.1       166      23.5
2008...............................................       --        --        --        --
2009...............................................       --        --        --        --
                                                        ----     -----      ----     -----
Total..............................................     $639     100.0%     $706     100.0%
                                                        ====     =====      ====     =====




                                                              DECEMBER 31,
                                                     -----------------------------
                                                          2009            2008
                                                     -------------   -------------
                                                     AMOU-    % OF   AMOU-    % OF
                                                       NT    TOTAL     NT    TOTAL
                                                     -----   -----   -----   -----
                                                             (IN MILLIONS)
Net unrealized loss................................   $235            $376
Rated Aa/AA or better (1)..........................            2.3%           64.9%
Rated NAIC 1 (2)...................................           16.6%           66.6%

Fixed rate.........................................           95.6%           96.4%
Hybrid ARM.........................................            4.4             3.6
                                                             -- --           -- --
                                                              100-            100-
Total Alt-A RMBS...................................             .0%             .0%
                                                             == ==           == ==



--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA. Non-agency RMBS held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA, at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $2.6 billion and $2.3 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company had no exposure to CMBS index securities and holdings of commercial real estate collateralized debt obligations securities had an estimated fair value of $70 million and $74 million at December 31, 2009 and 2008, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................    $1,202     45.9%    $  915     40.2%
2004...............................................       512     19.6        559     24.6
2005...............................................       472     18.0        438     19.3
2006...............................................       407     15.6        341     15.0
2007...............................................        24      0.9         21      0.9
2008...............................................        --       --         --       --
2009...............................................        --       --         --       --
                                                       ------    -----     ------    -----
Total..............................................    $2,617    100.0%    $2,274    100.0%
                                                       ======    =====     ======    =====




                                                              DECEMBER 31,
                                                     -----------------------------
                                                          2009            2008
                                                     -------------   -------------
                                                     AMOU-    % OF   AMOU-    % OF
                                                       NT    TOTAL     NT    TOTAL
                                                     -----   -----   -----   -----
                                                             (IN MILLIONS)
Net unrealized loss................................   $191            $659
Rated Aaa/AAA......................................            83%             90%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $2.0 billion and $1.7 billion at estimated fair value at December 31, 2009 and 2008, respectively. The Company's ABS are diversified both by sector and by issuer.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the types of and certain other information about ABS held by the Company at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2009                2008
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                   (IN MILLIONS)
By collateral type:
  Credit card loans................................    $  920     46.3%    $  706     40.9%
  RMBS backed by sub-prime mortgage loans..........       247     12.4        335     19.4
  Automobile loans.................................       205     10.3        206     11.9
  Student loans....................................       158      7.9        100      5.8
  Other loans......................................       459     23.1        380     22.0
                                                       ------    -----     ------    -----
     Total.........................................    $1,989    100.0%    $1,727    100.0%
                                                       ======    =====     ======    =====
Portion rated Aaa/AAA (1)..........................    $1,292     65.0%    $1,110     64.3%
                                                       ======    =====     ======    =====
Portion rated NAIC 1 (2)...........................    $1,767     88.8%    $1,512     87.6%
                                                       ======    =====     ======    =====
  RMBS backed by sub-prime mortgage
     loans -- portion credit enhanced by financial
     guarantor insurers............................               20.6%               18.0%
  Of the 20.6% and 18.0% credit enhanced, the
     financial guarantor insurers were rated as
     follows:
     By financial guarantor insurers rated Aa/AA...                0.7%                1.0%
     By financial guarantor insurers rated A.......                0.2%                 --%
     By financial guarantor insurers rated
       Baa/BBB.....................................                 --%               52.1%


--------

   (1) Based on rating agency designations, without adjustment for the revised NAIC methodology which became effective December 31, 2009.

   (2) Based on rating agency designations and equivalent ratings of the NAIC, with the exception of non-agency RMBS backed by sub-prime mortgage loans held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA. Non-agency RMBS backed by sub-prime mortgage loans held by MetLife Insurance Company of Connecticut and its domestic insurance subsidiary, MLI-USA, at December 31, 2009 are included based on final ratings from the revised NAIC rating methodology which became effective December 31, 2009 (which may not correspond to rating agency designations).

     Concentrations of Credit Risk (Equity Securities). The Company is not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholders' equity at December 31, 2009 and 2008.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                                  DECEMBER 31,
                                                 ---------------------------------------------
                                                          2009                    2008
                                                 ---------------------   ---------------------
                                                             ESTIMATED               ESTIMATED
                                                 AMORTIZED      FAIR     AMORTIZED      FAIR
                                                    COST       VALUE        COST       VALUE
                                                 ---------   ---------   ---------   ---------
                                                                 (IN MILLIONS)
Due in one year or less........................   $ 1,023     $ 1,029     $   993     $   966
Due after one year through five years..........     9,048       9,202       6,337       5,755
Due after five years through ten years.........     7,882       7,980       7,329       6,195
Due after ten years............................    13,339      12,606      11,679      10,836
                                                  -------     -------     -------     -------
  Subtotal.....................................    31,292      30,817      26,338      23,752
RMBS, CMBS and ABS.............................    11,143      10,458      13,263      11,094
                                                  -------     -------     -------     -------
  Total fixed maturity securities..............   $42,435     $41,275     $39,601     $34,846
                                                  =======     =======     =======     =======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted new OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

     With respect to fixed maturity securities, the Company considers, amongst other impairment criteria, whether it has the intent to sell a particular impaired fixed maturity security. The Company's intent to sell a particular impaired fixed maturity security considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. In certain circumstances, the Company may determine that it does not intend to sell a particular security but that it is more likely than not that it will be required to sell that security before recovery of the decline in estimated fair value below amortized cost. In such instances, the fixed maturity security will be deemed other-than-temporarily impaired in the period during which it was determined more likely than not that the security will be required to be sold and an OTTI loss will be recorded in earnings. If the Company does not have the intent to sell (i.e., has not made the decision to sell) and it does not believe that it is more likely than not that it will be required to sell the security before recovery of its amortized cost, an impairment assessment is made, as described in Note 1. Prior to April 1, 2009, the Company's assessment of OTTI for fixed maturity securities was performed in the same manner as described below for equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. Decisions to sell equity securities are based on current conditions in relation to the same broad portfolio management considerations in a manner consistent with that described above for fixed maturity securities.

     With respect to perpetual hybrid securities, some of which are classified as fixed maturity securities and some of which are classified as equity securities, within non-redeemable preferred stock, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows at:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Fixed maturity securities that were temporarily
  impaired...............................................  $(1,019)  $(4,755)  $(593)
Fixed maturity securities with noncredit OTTI losses in
  other comprehensive loss...............................     (141)       --      --
                                                           -------   -------   -----
  Total fixed maturity securities........................   (1,160)   (4,755)   (593)
Equity securities........................................      (35)     (199)    (40)
Derivatives..............................................       (4)       12     (16)
Short-term investments...................................      (10)     (100)     --
Other....................................................       (3)       (3)     --
                                                           -------   -------   -----
  Subtotal...............................................   (1,212)   (5,045)   (649)
                                                           -------   -------   -----
Amounts allocated from:
  DAC and VOBA on which noncredit OTTI losses have been
     recognized..........................................       12        --      --
  DAC and VOBA...........................................      151       916      93
                                                           -------   -------   -----
     Subtotal............................................      163       916      93
Deferred income tax benefit (expense) on which noncredit
  OTTI losses have been recognized.......................       46        --      --
Deferred income tax benefit (expense)....................      327     1,447     195
                                                           -------   -------   -----
Net unrealized investment gains (losses).................  $  (676)  $(2,682)  $(361)
                                                           =======   =======   =====



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive loss, as presented above of $141 million, includes $36 million related to the transition adjustment, $165 million ($148 million, net of DAC) of noncredit losses recognized in the year ended December 31, 2009 and $60 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit loss was previously recognized in accumulated other comprehensive loss.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Balance, beginning of period.............................  $(2,682)  $  (361)  $(314)
Cumulative effect of changes in accounting principle, net
  of income tax..........................................      (22)       --      --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized...................................     (105)       --      --
Unrealized investment gains (losses) during the year.....    3,974    (4,396)    (98)
Unrealized investment gains (losses) relating to:
  DAC and VOBA on which noncredit OTTI losses have been
     recognized..........................................       10        --      --
  DAC and VOBA...........................................     (765)      823      27
  Deferred income tax benefit (expense) on which
     noncredit OTTI losses have been recognized..........       34        --      --
  Deferred income tax benefit (expense)..................   (1,120)    1,252      24
                                                           -------   -------   -----
Balance, end of period...................................  $  (676)  $(2,682)  $(361)
                                                           =======   =======   =====
Change in net unrealized investment gains (losses).......  $ 2,006   $(2,321)  $ (47)
                                                           =======   =======   =====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below at December 31, 2009 include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive loss are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                  DECEMBER 31, 2009
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $2,164       $ 87       $ 4,314      $  554      $ 6,478      $  641
Foreign corporate securities.......        759         27         1,488         234        2,247         261
U.S. Treasury and agency
  securities.......................      5,265        271            26          10        5,291         281
RMBS...............................        703         12         1,910         472        2,613         484
CMBS...............................        334          3         1,054         231        1,388         234
ABS................................        125         11           821         185          946         196
State and political subdivision
  securities.......................        413         16           433         108          846         124
Foreign government securities......        132          4            25           5          157           9
                                        ------       ----       -------      ------      -------      ------
  Total fixed maturity securities..     $9,895       $431       $10,071      $1,799      $19,966      $2,230
                                        ======       ====       =======      ======      =======      ======
EQUITY SECURITIES:
Non-redeemable preferred stock.....     $   21       $  9       $   198      $   46      $   219      $   55
Common stock.......................          3          1             3          --            6           1
                                        ------       ----       -------      ------      -------      ------
  Total equity securities..........     $   24       $ 10       $   201      $   46      $   225      $   56
                                        ======       ====       =======      ======      =======      ======
Total number of securities in an
  unrealized loss position.........        708                    1,236
                                        ======                  =======




                                                                  DECEMBER 31, 2008
                                      ------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                      ----------------------   ----------------------   ----------------------
                                      ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                         FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                        VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                      ---------   ----------   ---------   ----------   ---------   ----------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........    $ 6,302      $1,001       $4,823      $1,334      $11,125      $2,335
Foreign corporate securities.......      2,684         517        1,530         619        4,214       1,136
U.S. Treasury and agency
  securities.......................         34          --           --          --           34          --
RMBS...............................      1,740         501          934         431        2,674         932
CMBS...............................      1,485         289          679         376        2,164         665
ABS................................        961         221          699         482        1,660         703
State and political subdivision
  securities.......................        348          91          220         134          568         225
Foreign government securities......        229          21           20          12          249          33
                                       -------      ------       ------      ------      -------      ------
  Total fixed maturity securities..    $13,783      $2,641       $8,905      $3,388      $22,688      $6,029
                                       =======      ======       ======      ======      =======      ======
EQUITY SECURITIES..................    $   124      $   59       $  191      $  142      $   315      $  201
                                       =======      ======       ======      ======      =======      ======
Total number of securities in an
  unrealized loss position.........      2,634                    1,340
                                       =======                   ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2009
                                      ----------------------------------------------------------------
                                        COST OR AMORTIZED     GROSS UNREALIZED
                                              COST                  LOSS          NUMBER OF SECURITIES
                                      --------------------   ------------------   --------------------
                                      LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN     20% OR
                                         20%         MORE       20%       MORE       20%         MORE
                                      ---------     ------   ---------   ------   ---------     ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................   $ 8,310      $  790     $  173    $  199      609           74
Six months or greater but less than
  nine months.......................     1,084         132        114        37       33           24
Nine months or greater but less than
  twelve months.....................       694         362         74       102       30           29
Twelve months or greater............     8,478       2,346        737       794      867          260
                                       -------      ------     ------    ------
  Total.............................   $18,566      $3,630     $1,098    $1,132
                                       =======      ======     ======    ======
Percentage of cost or amortized
  cost..............................                                6%       31%
                                                               ======    ======
EQUITY SECURITIES:
Less than six months................   $     3      $    9     $   --    $    3        7            3
Six months or greater but less than
  nine months.......................        --          --         --        --       --           --
Nine months or greater but less than
  twelve months.....................        10          20          1         8        2            3
Twelve months or greater............       161          78         21        23       17            6
                                       -------      ------     ------    ------
  Total.............................   $   174      $  107     $   22    $   34
                                       =======      ======     ======    ======
Percentage of cost..................                               13%       32%
                                                               ======    ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              DECEMBER 31, 2008
                                     -------------------------------------------------------------------
                                       COST OR AMORTIZED       GROSS UNREALIZED
                                              COST                   LOSS           NUMBER OF SECURITIES
                                     ---------------------   --------------------   --------------------
                                     LESS THAN      20% OR   LESS THAN     20% OR   LESS THAN     20% OR
                                        20%          MORE       20%         MORE       20%         MORE
                                     ---------     -------   ---------     ------   ---------     ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............   $ 5,444      $ 9,799     $  392      $3,547     1,314        1,089
Six months or greater but less than
  nine months......................     2,737          542        213         271       349           54
Nine months or greater but less
  than twelve months...............     3,554          810        392         470       342           95
Twelve months or greater...........     5,639          192        614         130       642           28
                                      -------      -------     ------      ------
  Total............................   $17,374      $11,343     $1,611      $4,418
                                      =======      =======     ======      ======
Percentage of cost or amortized
  cost.............................                                 9%         39%
                                                               ======      ======
EQUITY SECURITIES:
Less than six months...............   $    23      $   298     $    3      $  130        13           50
Six months or greater but less than
  nine months......................        18           53          3          20         2            5
Nine months or greater but less
  than twelve months...............        --          102         --          43        --            9
Twelve months or greater...........        22           --          2          --         6           --
                                      -------      -------     ------      ------
  Total............................   $    63      $   453     $    8      $  193
                                      =======      =======     ======      ======
Percentage of cost.................                                13%         43%
                                                               ======      ======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from none at December 31, 2008 to $23 million at December 31, 2009. As shown in the section below "Evaluating Temporarily Impaired Available for Sale Securities," the $23 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2009 were investment grade non-redeemable preferred stock, all of which were financial services industry investment grade non-redeemable preferred stock, of which 28% were rated A or better.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive loss at December 31, 2009, of $2.3 billion and $6.2 billion at December 31, 2009 and 2008, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    28%    37%
  RMBS.............................................................    21     15
  U.S. Treasury and agency securities..............................    12     --
  Foreign corporate securities.....................................    11     18
  CMBS.............................................................    10     11
  ABS..............................................................     9     11
  State and political subdivision securities.......................     5      4
  Other............................................................     4      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    31%    26%
  Finance..........................................................    22     25
  U.S. Treasury and agency securities..............................    12     --
  Asset-backed.....................................................     9     11
  Consumer.........................................................     6     10
  State and political subdivision securities.......................     5      4
  Utility..........................................................     4      9
  Communications...................................................     3      7
  Industrial.......................................................     2      4
  Other............................................................     6      4
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                     DECEMBER 31,
                                                  -------------------------------------------------
                                                            2009                      2008
                                                  -----------------------   -----------------------
                                                     FIXED                     FIXED
                                                   MATURITY      EQUITY      MATURITY      EQUITY
                                                  SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                                  ----------   ----------   ----------   ----------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities............................       33           --           103           6
Total gross unrealized loss.....................     $510         $ --        $1,758         $84
Percentage of total gross unrealized loss.......       23%          --%           29%         42%


     The fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $1,332 million during the year ended December 31, 2009. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in accordance with its impairment policy, the cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2009 being primarily attributable to improving market conditions, including narrowing of credit spreads reflecting an improvement in liquidity and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling, and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2009:

                                                                      NON-REDEEMABLE PREFERRED STOCK
                                       --------------------------------------------------------------------------------------------
                                             ALL TYPES OF                                 INVESTMENT GRADE
                          ALL EQUITY        NON-REDEEMABLE       ------------------------------------------------------------------
                          SECURITIES       PREFERRED STOCK              ALL INDUSTRIES              FINANCIAL SERVICES INDUSTRY
                          ----------   -----------------------   ----------------------------   -----------------------------------
                             GROSS        GROSS      % OF ALL       GROSS         % OF ALL         GROSS                     % A
                          UNREALIZED   UNREALIZED     EQUITY     UNREALIZED    NON-REDEEMABLE   UNREALIZED    % OF ALL      RATED
                             LOSS         LOSS      SECURITIES      LOSS      PREFERRED STOCK      LOSS      INDUSTRIES   OR BETTER
                          ----------   ----------   ----------   ----------   ---------------   ----------   ----------   ---------
                                                                         (IN MILLIONS)
Less than six months....      $ 3          $ 1           33%         $ 1            100%            $ 1          100%         --%
Six months or greater
  but less than twelve
  months................        8            8          100%           8            100%              8          100%        100%
Twelve months or
  greater...............       23           23          100%          23            100%             23          100%         28%
                              ---          ---                       ---                            ---
All equity securities
  with a gross
  unrealized loss of 20%
  or more...............      $34          $32           94%         $32            100%            $32          100%         44%
                              ===          ===                       ===                            ===



     In connection with the equity securities impairment review process at December 31, 2009, the Company evaluated its holdings in non-redeemable preferred stock, particularly those of financial services companies. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

The Company also considered whether any non-redeemable preferred stock with an unrealized loss, regardless of credit rating, have deferred any dividend payments. No such dividend payments were deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of 20% or less in an extended unrealized loss position (i.e., 12 months or greater).

     Future other-than-temporary impairments will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional other-than-temporary impairments may be incurred in upcoming quarters.

  NET INVESTMENT GAINS (LOSSES)

     As described more fully in Note 1, effective April 1, 2009, the Company adopted new guidance on the recognition and presentation of OTTI that amends the methodology to determine for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how OTTI losses that are charged to earnings are measured. There was no change in the methodology for identification and measurement of OTTI losses charged to earnings for impaired equity securities.

     The components of net investment gains (losses) are as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                              2009     2008    2007
                                                            -------   -----   -----
                                                                 (IN MILLIONS)
Total losses on fixed maturity securities:
Total OTTI losses recognized..............................  $  (552)  $(401)  $ (28)
Less: Noncredit portion of OTTI losses transferred to and
  recognized in other comprehensive loss..................      165      --      --
                                                            -------   -----   -----
  Net OTTI losses on fixed maturity securities recognized
     in earnings..........................................     (387)   (401)    (28)
  Fixed maturity securities -- net gains (losses) on sales
     and disposals........................................     (115)   (255)   (244)
                                                            -------   -----   -----
     Total losses on fixed maturity securities............     (502)   (656)   (272)
                                                            -------   -----   -----
Other net investment gains (losses):
  Equity securities.......................................     (119)    (60)     15
  Mortgage loans..........................................      (32)    (44)     (2)
  Real estate and real estate joint ventures..............      (61)     (1)      1
  Other limited partnership interests.....................      (72)     (9)    (19)
  Freestanding derivatives................................     (717)    558     189
  Embedded derivatives....................................     (314)    436     116
  Other...................................................      (49)    325    (170)
                                                            -------   -----   -----
     Total net investment gains (losses)..................  $(1,866)  $ 549   $(142)
                                                            =======   =====   =====



     See Note 8 for discussion of affiliated net investment gains (losses) included in embedded derivatives in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as follows:

                                 FIXED MATURITY SECURITIES       EQUITY SECURITIES                   TOTAL
                                --------------------------    -----------------------    ----------------------------
                                                               YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------------------------------
                                 2009      2008      2007      2009     2008     2007     2009       2008       2007
                                ------   -------   -------    -----     ----     ----    ------    -------    -------
                                                               (IN MILLIONS)
Proceeds......................  $8,766   $11,450   $14,693    $ 113     $ 76     $133    $8,879    $11,526    $14,826
                                ======   =======   =======    =====     ====     ====    ======    =======    =======
Gross investment gains........  $  180   $   126   $   120    $   6     $ 15     $ 26    $  186    $   141    $   146
                                ------   -------   -------    -----     ----     ----    ------    -------    -------
Gross investment losses.......    (295)     (381)     (364)     (28)     (25)      (9)     (323)      (406)      (373)
                                ------   -------   -------    -----     ----     ----    ------    -------    -------
Total OTTI losses recognized
  in earnings:
  Credit-related..............    (348)     (366)      (20)      --       --       --      (348)      (366)       (20)
  Other (1)...................     (39)      (35)       (8)     (97)     (50)      (2)     (136)       (85)       (10)
                                ------   -------   -------    -----     ----     ----    ------    -------    -------
  Total OTTI losses recognized
     in earnings..............    (387)     (401)      (28)     (97)     (50)      (2)     (484)      (451)       (30)
                                ------   -------   -------    -----     ----     ----    ------    -------    -------
Net investment gains
  (losses)....................  $ (502)  $  (656)  $  (272)   $(119)    $(60)    $ 15    $ (621)   $  (716)   $  (257)
                                ======   =======   =======    =====     ====     ====    ======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in estimated fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions, or the Company's need to shift the portfolio to maintain its portfolio management objectives. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Fixed maturity security OTTI losses recognized in earnings relates to the following sectors and industries:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
U.S. and foreign corporate securities:
  Communications...........................................  $ 88     $ 21     $ --
  Finance..................................................    84      225        8
  Consumer.................................................    53       35       --
  Industrial...............................................    18       --        2
  Utility..................................................     6       --       --
  Other....................................................    --       40       17
                                                             ----     ----     ----
     Total U.S. and foreign corporate securities...........   249      321       27
  CMBS.....................................................    69       65       --
  ABS......................................................    45       15        1
  RMBS.....................................................    24       --       --
                                                             ----     ----     ----
     Total.................................................  $387     $401      $28
                                                             ====     ====     ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings relates to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2009      2008      2007
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Sector:
  Non-redeemable preferred stock...........................   $92       $38      $ --
  Common stock.............................................     5        12         2
                                                              ---       ---      ----
  Total....................................................   $97       $50       $ 2
                                                              ===       ===      ====
Industry:
  Financial services industry:
     Perpetual hybrid securities...........................   $72       $ 9       $--
     Common and remaining non-redeemable preferred stock...     3        34        --
                                                              ---       ---      ----
       Total financial services industry...................    75        43        --
Other......................................................    22         7         2
                                                              ---       ---      ----
  Total....................................................   $97       $50       $ 2
                                                              ===       ===      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE LOSS

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at December 31, 2009 for which a portion of the OTTI loss was recognized in other comprehensive loss:

                                                            YEAR ENDED DECEMBER 31, 2009
                                                            ----------------------------
                                                                    (IN MILLIONS)
Balance, beginning of period..............................              $ --
Credit loss component of OTTI loss not reclassified to
  other comprehensive loss in the cumulative effect
  transition adjustment...................................                92
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired...................                97
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.......................                43
Reductions:
  Due to sales (or maturities, pay downs or prepayments)
     during the period of securities previously credit
     loss OTTI impaired...................................               (18)
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.....................................                (1)
                                                                        ----
Balance, end of period....................................              $213
                                                                        ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2009     2008     2007
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Fixed maturity securities.................................  $2,094   $2,455   $2,803
Equity securities.........................................      27       44       45
Trading securities........................................      97      (19)      --
Mortgage loans............................................     239      255      263
Policy loans..............................................      80       64       53
Real estate and real estate joint ventures................    (120)      11       81
Other limited partnership interests.......................      17      (69)     164
Cash, cash equivalents and short-term investments.........      16       67      104
International joint ventures..............................      (4)      (4)      (4)
Other.....................................................      (2)      (3)      11
                                                            ------   ------   ------
  Total investment income.................................   2,444    2,801    3,520
Less: Investment expenses.................................     109      307      627
                                                            ------   ------   ------
  Net investment income...................................  $2,335   $2,494   $2,893
                                                            ======   ======   ======



     Affiliated investment expenses, included in the table above, were $47 million, $32 million and $36 million for the years ended December 31, 2009, 2008 and 2007, respectively. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral in an amount equal to 102% of the estimated fair value of the securities loaned. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its control, the amounts of which by aging category are presented below.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Elements of the securities lending programs are presented below at:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Securities on loan:
  Cost or amortized cost........................................  $6,173   $5,638
  Estimated fair value..........................................  $6,051   $6,346
Aging of cash collateral liability:
  Open (1)......................................................  $1,325   $1,222
  Less than thirty days.........................................   3,342    4,284
  Thirty days or greater but less than sixty days...............   1,323      901
  Sixty days or greater but less than ninety days...............      --       --
  Ninety days or greater........................................     234       --
                                                                  ------   ------
     Total cash collateral liability............................  $6,224   $6,407
                                                                  ======   ======
Security collateral on deposit from counterparties..............  $   --   $  153
                                                                  ======   ======
Reinvestment portfolio -- estimated fair value..................  $5,686   $4,988
                                                                  ======   ======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities related to the cash collateral on open at December 31, 2009 has increased to $1,291 million from $1,196 million at December 31, 2008. Of the $1,291 million of estimated fair value of the securities related to the cash collateral on open at December 31, 2009, $1,257 million were U.S. Treasury and agency securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan, related to the cash collateral aged less than thirty days to ninety days or greater, was primarily U.S. Treasury and agency securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, ABS, U.S. corporate and foreign corporate securities).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents and fixed maturity and equity securities.

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009    2008
                                                                   ----   ------
                                                                   (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1)........................................  $ 21   $   23
Invested assets pledged as collateral:
  Debt and funding agreements -- FHLB of Boston (2)..............   419    1,284
  Derivative transactions (3)....................................    18       66
                                                                   ----   ------
  Total invested assets on deposit and pledged as collateral.....  $458   $1,373
                                                                   ====   ======



--------

   (1) The Company had investment assets on deposit with regulatory agencies consisting primarily of fixed maturity and equity securities.

   (2) The Company has pledged fixed maturity securities in support of its debt and funding agreements with the Federal Home Loan Bank of Boston ("FHLB of Boston"). The nature of these Federal Home Loan Bank arrangements is described in Note 7.

   (3) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

     See also the immediately preceding section "Securities Lending" for the amount of the Company's cash and invested assets received from and due back to counterparties pursuant to the securities lending program.

  TRADING SECURITIES

     The Company has trading securities portfolios to support investment strategies that involve the active and frequent purchase and sale of securities and asset and liability matching strategies for certain insurance products.

     At December 31, 2009 and 2008, trading securities at estimated fair value were $938 million and $232 million, respectively.

     Interest and dividends earned on trading securities, in addition to the net realized gains (losses) and changes in estimated fair value subsequent to purchase, recognized on the trading securities included within net investment income totaled $97 million and ($19) million for the years ended December 31, 2009 and 2008, respectively. Changes in estimated fair value subsequent to purchase of the trading securities included within net investment income were $90 million and ($21) million for the years ended December 31, 2009 and 2008, respectively. As the Company established its trading securities portfolios in 2008, there was no net investment income from such securities for the year ended December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  MORTGAGE LOANS

     Mortgage loans are categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
Mortgage loans held-for-investment:
  Commercial mortgage loans.........................   $3,620     75.0%   $3,301     73.4%
  Agricultural mortgage loans.......................    1,204     25.0     1,185     26.4
  Consumer loans....................................        1       --         7      0.2
                                                       ------    -----    ------    -----
     Total mortgage loans held-for-investment.......    4,825    100.0%    4,493    100.0%
                                                                 =====              =====
  Less: Valuation allowances........................       77                 46
                                                       ------             ------
     Total mortgage loans, net......................   $4,748             $4,447
                                                       ======             ======



     See "-- Related Party Investment Transactions" for discussion of affiliated mortgage loans included in the table above.

     Mortgage Loans by Geographic Region and Property Type -- The Company diversifies its mortgage loans by both geographic region and property type to reduce risk of concentration. Mortgage loans are collateralized by properties primarily located in the United States. The carrying value of the Company's mortgage loans located in California, New York and Florida were 27%, 12% and 7% at December 31, 2009, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. Commercial mortgage loans at December 31, 2009 and 2008 were $3,620 million and $3,301 million, respectively, or 75.0% and 73.4%, respectively, of total mortgage loans prior to valuation allowances. Net of valuation allowances, commercial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


mortgage loans were $3,546 million and $3,257 million, respectively, at December 31, 2009 and 2008 and there was diversity across geographic regions and property types as shown below at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                   (IN MILLIONS)
REGION:
South Atlantic......................................   $  909     25.6%   $  842     25.9%
Pacific.............................................      879     24.8       753     23.1
Middle Atlantic.....................................      678     19.1       516     15.8
New England.........................................      398     11.2       412     12.6
West South Central..................................      220      6.2       264      8.1
East North Central..................................      177      5.0       152      4.7
East South Central..................................      108      3.1       130      4.0
Mountain............................................       66      1.9        67      2.1
International.......................................       57      1.6        59      1.8
West North Central..................................       14      0.4        22      0.7
Other...............................................       40      1.1        40      1.2
                                                       ------    -----    ------    -----
  Total.............................................   $3,546    100.0%   $3,257    100.0%
                                                       ======    =====    ======    =====
PROPERTY TYPE:
Office..............................................   $1,406     39.6%   $1,188     36.5%
Retail..............................................      901     25.4       760     23.3
Apartments..........................................      521     14.7       553     17.0
Hotel...............................................      375     10.6       396     12.2
Industrial..........................................      127      3.6       151      4.6
Other...............................................      216      6.1       209      6.4
                                                       ------    -----    ------    -----
  Total.............................................   $3,546    100.0%   $3,257    100.0%
                                                       ======    =====    ======    =====



     Information regarding valuation allowances on mortgage loans held-for-investment is as follows:

                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2009      2008     2007
                                                              ----      ----     ----
                                                                   (IN MILLIONS)
Balance, January 1,.........................................   $46      $  8      $ 6
Additions...................................................    36        75        7
Deductions..................................................    (5)      (37)      (5)
                                                               ---      ----      ---
Balance, December 31,.......................................   $77      $ 46      $ 8
                                                               ===      ====      ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Impaired mortgage loans held-for-investment consisted of the following:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Impaired loans with valuation allowances...........................   $24    $24
Impaired loans without valuation allowances........................    12      2
                                                                      ---    ---
  Subtotal.........................................................    36     26
Less: Valuation allowances on impaired loans.......................    24     24
                                                                      ---    ---
  Impaired loans, net..............................................   $12    $ 2
                                                                      ===    ===



     Information about impaired loans, restructured loans, loans 90 days or more past due and loans in foreclosure is as follows:

                                                                AS OF AND FOR THE
                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Impaired loans -- average investment during the period....   $32       $42       $21
Impaired loans -- interest income recognized -- accrual
  basis...................................................  $ --       $ 1       $ 3
Impaired loans -- interest income recognized -- cash
  basis...................................................   $ 2       $ 1       $ 1
Restructured loans -- amount..............................   $--      $ --      $ --
Restructured loans -- interest income recognized..........   $--       $--       $--
Loans 90 days or more past due, interest still
  accruing -- amortized cost..............................   $ 4       $--       $--
Loans 90 days or more past due, interest no longer
  accruing -- amortized cost..............................   $--       $--       $--
Loans in foreclosure -- amortized cost....................   $ 6       $ 1       $--


  REAL ESTATE HOLDINGS

     Real estate holdings by type consisted of the following:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Real estate.........................................    $ 88      19.8%    $ 86      14.1%
  Accumulated depreciation..........................     (17)     (3.8)     (16)     (2.6)
                                                        ----     -----     ----     -----
  Net real estate...................................      71      16.0       70      11.5
Real estate joint ventures and funds................     374      84.0      538      88.5
                                                        ----     -----     ----     -----
  Total real estate holdings........................    $445     100.0%    $608     100.0%
                                                        ====     =====     ====     =====



     Related depreciation expense on real estate was $3 million, $5 million and $8 million for the years ended December 31, 2009, 2008 and 2007, respectively. There was no depreciation expense related to discontinued operations for the years ended December 31, 2009, 2008 and 2007.

     The Company did not own real estate held-for-sale at December 31, 2009 or 2008. Impairments of real estate and real estate joint ventures were $61 million for the year ended December 31, 2009. There were no impairments of real estate and real estate joint ventures for the years ended December 31, 2008 and 2007. The carrying value of non-

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


income producing real estate was $1 million at December 31, 2009 and 2008. The Company did not own real estate acquired in satisfaction of debt at December 31, 2009 and 2008.

     The Company diversifies its real estate holdings by both geographic region and property type to reduce risk of concentration. The Company's real estate holdings are primarily located in the United States, and at December 31, 2009, 23%, 21%, 16% were located in California, New York and Georgia, respectively.

     Real estate holdings were categorized as follows:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Office..............................................    $127      28.6%    $252      41.5%
Real estate investment funds........................      96      21.6      138      22.7
Apartments..........................................      72      16.2      100      16.4
Land................................................      43       9.6       32       5.3
Industrial..........................................      25       5.6       --        --
Retail..............................................      16       3.6       17       2.8
Agriculture.........................................      11       2.5       14       2.3
Other...............................................      55      12.3       55       9.0
                                                        ----     -----     ----     -----
  Total real estate holdings........................    $445     100.0%    $608     100.0%
                                                        ====     =====     ====     =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $1.2 billion at both December 31, 2009 and 2008. Included within other limited partnership interests were $335 million and $340 million at December 31, 2009 and 2008, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $66 million, $5 million and $2 million for the years ended December 31, 2009, 2008 and 2007, respectively.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2009               2008
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Freestanding derivatives with positive fair values..   $1,470     98.1%   $2,258     98.3%
Joint venture investments...........................       26      1.8        31      1.3
Tax credit partnerships.............................        2      0.1         4      0.2
Other...............................................       --       --         4      0.2
                                                       ------    -----    ------    -----
  Total.............................................   $1,498    100.0%   $2,297    100.0%
                                                       ======    =====    ======    =====



     See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Joint venture investments are accounted for on the equity method and represent the Company's investment in insurance

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

underwriting joint ventures in China. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of tax credits, and are accounted for under the equity method or under the effective yield method.

  VARIABLE INTEREST ENTITIES

     The Company invests in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at December 31, 2009 and 2008:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2009                     2008
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Other limited partnership interests............   $  838       $1,273      $  672       $1,060
Fixed maturity securities available-for-sale:
  Foreign corporate securities.................      304          304         152          152
  U.S. corporate securities....................      247          247         182          182
Real estate joint ventures.....................       32           39          41           41
                                                  ------       ------      ------       ------
  Total........................................   $1,421       $1,863      $1,047       $1,435
                                                  ======       ======      ======       ======



--------

   (1) The maximum exposure to loss relating to the real estate joint ventures and other limited partnership interests is equal to the carrying amounts plus any unfunded commitments. The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

     As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2009, 2008 and 2007.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2009 and 2008, the Company held $285 million and $1.6 billion, respectively, in the Metropolitan Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments. Net investment income from these investments was $2 million, $10 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Transfers of invested assets are done at estimated fair value with net investment gains (losses) recognized by the affiliate initiating the transfer. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2009     2008     2007
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates...............................................  $717     $ 27     $628
Amortized cost of invested assets transferred to
  affiliates...............................................  $769     $ 23     $629
Net investment gains (losses) recognized on transfers to
  affiliates...............................................  $(52)    $  4     $ (1)
Estimated fair value of invested assets transferred from
  affiliates...............................................  $143     $230     $836


     During the year ended December 31, 2009, the Company loaned $200 million to wholly-owned real estate subsidiaries of an affiliate, MLIC, which is included in mortgage loans. Loans of $140 million bear interest at 7.26% and are due in quarterly principal and interest payments of $3 million through January 2020. Loans of $60 million bear interest at 7.01% with quarterly interest only payments of $1 million through January 2020, when the principal balance is due. The loans to affiliates are secured by interests in the real estate subsidiaries, which own operating real estate with a value in excess of the loans.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the notional amount, estimated

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives held at:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
                                                                   2009                           2008
                                                      -----------------------------  -----------------------------
                                                                     ESTIMATED                      ESTIMATED
                                                                        FAIR                           FAIR
                                                                     VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  --------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                              (IN MILLIONS)
Interest rate       Interest rate swaps.............   $ 5,261  $  534      $179      $ 7,074  $  736      $347
                    Interest rate floors............     7,986      78        34       12,071     494        --
                    Interest rate caps..............     4,003      15        --        3,513       1        --
                    Interest rate futures...........       835       2         1        1,064       4        11
Foreign currency    Foreign currency swaps..........     2,678     689        93        3,771     699       219
                    Foreign currency forwards.......        79       3        --           92      --         9
Credit              Swap spreadlocks................        --      --        --          208      --         8
                    Credit default swaps............       966      12        31          648      19         8
                    Credit forwards.................        90      --         3           --      --        --
Equity market       Equity futures..................        81       1        --          370      --         5
                    Equity options..................       775     112        --          813     248        --
                    Variance swaps..................     1,081      24         6        1,081      57        --
                                                       -------  ------      ----      -------  ------      ----
                      Total.........................   $23,835  $1,470      $347      $30,705  $2,258      $607
                                                       =======  ======      ====      =======  ======      ====



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2009:

                                                               REMAINING LIFE
                                   ---------------------------------------------------------------------
                                                 AFTER ONE YEAR   AFTER FIVE YEARS
                                   ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                       LESS           YEARS             YEARS          YEARS      TOTAL
                                   -----------   --------------   ----------------   ---------   -------
                                                               (IN MILLIONS)
Interest rate swaps..............     $  442         $ 2,612           $  933          $1,274    $ 5,261
Interest rate floors.............         --              --            7,986              --      7,986
Interest rate caps...............          3           4,000               --              --      4,003
Interest rate futures............        835              --               --              --        835
Foreign currency swaps...........        145           1,878              399             256      2,678
Foreign currency forwards........         79              --               --              --         79
Credit default swaps.............         --             928               38              --        966
Credit forwards..................         90              --               --              --         90
Equity futures...................         81              --               --              --         81
Equity options...................        121             577               77              --        775
Variance swaps...................         --             519              562              --      1,081
                                      ------         -------           ------          ------    -------
  Total..........................     $1,796         $10,514           $9,995          $1,530    $23,835
                                      ======         =======           ======          ======    =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, and non-qualifying hedging relationships.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or agency security. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in variance swaps in the preceding table. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                       DECEMBER 31,
                                            -----------------------------------------------------------------
                                                          2009                              2008
                                            -------------------------------   -------------------------------
                                                             ESTIMATED                         ESTIMATED
                                                               FAIR                              FAIR
                                                               VALUE                             VALUE
DERIVATIVES DESIGNATED AS HEDGING           NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
------------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                      (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps..................   $  850     $370        $15        $  707     $ 68        $133
  Interest rate swaps.....................      220       11          2           138       --          28
                                             ------     ----        ---        ------     ----        ----
     Subtotal.............................    1,070      381         17           845       68         161
                                             ------     ----        ---        ------     ----        ----
Cash Flow Hedges:
  Foreign currency swaps..................      166       15          7           486       91          --
  Credit forwards.........................       90       --          3            --       --          --
                                             ------     ----        ---        ------     ----        ----
     Subtotal.............................      256       15         10           486       91          --
                                             ------     ----        ---        ------     ----        ----
Total Qualifying Hedges...................   $1,326     $396        $27        $1,331     $159        $161
                                             ======     ====        ===        ======     ====        ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount and estimated fair value of derivatives that are not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                           ------------------------------------------------------------
                                                        2009                           2008
                                           -----------------------------  -----------------------------
                                                          ESTIMATED                      ESTIMATED
                                                             FAIR                           FAIR
                                                            VALUE                          VALUE
DERIVATIVES NOT DESIGNATED OR NOT          NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
-----------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                   (IN MILLIONS)
Interest rate swaps......................   $ 5,041  $  523      $177      $ 6,936  $  736      $319
Interest rate floors.....................     7,986      78        34       12,071     494        --
Interest rate caps.......................     4,003      15        --        3,513       1        --
Interest rate futures....................       835       2         1        1,064       4        11
Foreign currency swaps...................     1,662     304        71        2,578     540        86
Foreign currency forwards................        79       3        --           92      --         9
Swap spreadlocks.........................        --      --        --          208      --         8
Credit default swaps.....................       966      12        31          648      19         8
Equity futures...........................        81       1        --          370      --         5
Equity options...........................       775     112        --          813     248        --
Variance swaps...........................     1,081      24         6        1,081      57        --
                                            -------  ------      ----      -------  ------      ----
Total non-designated or non-qualifying
  derivatives............................   $22,509  $1,074      $320      $29,374  $2,099      $446
                                            =======  ======      ====      =======  ======      ====



     The following table presents the settlement payments recorded in income for the:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2009      2008      2007
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Qualifying hedges:
  Net investment income...................................      $(1)      $(2)     $ --
  Interest credited to policyholder account balances......       40         6        (6)
Non-qualifying hedges:
  Net investment gains (losses)...........................       (8)       43        82
                                                                ---       ---      ----
  Total...................................................      $31       $47       $76
                                                                ===       ===      ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net investment gains (losses). The following table represents the amount of such net investment gains (losses) recognized for the years ended December 31, 2009, 2008 and 2007:

                                                                         NET INVESTMENT                        INEFFECTIVENESS
                                                                         GAINS (LOSSES)  NET INVESTMENT GAINS   RECOGNIZED IN
DERIVATIVES IN FAIR VALUE          HEDGED ITEMS IN FAIR VALUE              RECOGNIZED     (LOSSES) RECOGNIZED   NET INVESTMENT
HEDGING RELATIONSHIPS              HEDGING RELATIONSHIPS                FOR DERIVATIVES    FOR HEDGED ITEMS     GAINS (LOSSES)
---------------------------------  -----------------------------------  ---------------  --------------------  ---------------
                                                                                             (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:               Fixed maturity securities..........        $  6               $  (6)              $ --
                                   Policyholder account balances (1)..          (8)                  4                 (4)
Foreign currency swaps:            Foreign-denominated
                                   policyholder account balances (2)..         111                (117)                (6)
                                                                              ----               -----               ----
  Total...............................................................        $109               $(119)              $(10)
                                                                              ====               =====               ====
FOR THE YEAR ENDED DECEMBER 31, 2008..................................        $(87)              $  86               $ (1)
                                                                              ====               =====               ====
FOR THE YEAR ENDED DECEMBER 31, 2007..................................        $ 18               $ (20)              $ (2)
                                                                              ====               =====               ====



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (ii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments.

     For the years ended December 31, 2009, 2008 and 2007, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. For the years ended December 31, 2009, 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. As of December 31, 2009, the maximum length of time over which the Company is hedging its exposure to variability in future cash flows for forecasted transactions does not exceed one year. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2008 and 2007.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2009      2008      2007
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Other comprehensive income (loss), balance at January 1,...  $ 20      $(13)     $ (9)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges......   (44)        9        39
Amounts reclassified to net investment gains (losses)......    23        24       (43)
                                                             ----      ----      ----
Other comprehensive income (loss), balance at December
  31,......................................................  $ (1)     $ 20      $(13)
                                                             ====      ====      ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2009, $4 million of deferred net losses on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings within the next 12 months.

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholders' equity for the years ended December 31, 2009, 2008 and 2007:

                                                                           AMOUNT AND LOCATION
                                                                            OF GAINS (LOSSES)
                                                                            RECLASSIFIED FROM
                                               AMOUNT OF GAINS       ACCUMULATED OTHER COMPREHENSIVE
                                              (LOSSES) DEFERRED     INCOME (LOSS) INTO INCOME (LOSS)
                                             IN ACCUMULATED OTHER   --------------------------------
DERIVATIVES IN CASH FLOW                     COMPREHENSIVE INCOME            NET INVESTMENT
HEDGING RELATIONSHIPS                       (LOSS) ON DERIVATIVES            GAINS (LOSSES)
------------------------------------------  ---------------------   --------------------------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
  Foreign currency swaps..................           $(58)                        $(36)
  Interest rate forwards..................             17                           13
  Credit forwards.........................             (3)                          --
                                                     ----                         ----
     Total................................           $(44)                        $(23)
                                                     ====                         ====
FOR THE YEAR ENDED DECEMBER 31, 2008:
  Foreign currency swaps..................           $  9                         $(24)
                                                     ----                         ----
     Total................................           $  9                         $(24)
                                                     ====                         ====
FOR THE YEAR ENDED DECEMBER 31, 2007:
  Foreign currency swaps..................           $ 39                         $ 43
                                                     ----                         ----
     Total................................           $ 39                         $ 43
                                                     ====                         ====



  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors, and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures, equity index options, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) credit default swaps to synthetically create investments; (vii) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) inflation swaps to reduce risk generated from inflation-indexed liabilities; and (x) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amount and location of gains (losses) recognized in income for derivatives that are not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................       $(149)         $  --
Interest rate floors.......................................        (265)            --
Interest rate caps.........................................           4             --
Interest rate futures......................................         (37)            --
Equity futures.............................................         (71)            --
Foreign currency swaps.....................................          (3)            --
Foreign currency forwards..................................          (4)            --
Equity options.............................................        (121)            (1)
Variance swaps.............................................         (40)            --
Credit default swaps.......................................         (50)            --
                                                                  -----          -----
  Total....................................................       $(736)           $(1)
                                                                  =====          =====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................       $ 514            $--
                                                                  =====          =====
FOR THE YEAR ENDED DECEMBER 31, 2007.......................       $ 112            $--
                                                                  =====          =====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $477 million and $277 million at December 31, 2009 and 2008, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2009, the Company would have received $8 million to terminate all of these contracts, and at December 31, 2008, the Company would have paid $3 million to terminate all of these contracts.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2009 and 2008:

                                                                          DECEMBER 31,
                                  --------------------------------------------------------------------------------------------
                                                       2009                                           2008
                                  ---------------------------------------------  ---------------------------------------------
                                                       MAXIMUM                                        MAXIMUM
                                     ESTIMATED         AMOUNT                       ESTIMATED        AMOUNT OF
                                        FAIR          OF FUTURE      WEIGHTED          FAIR           FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF      VALUE OF CREDIT  PAYMENTS UNDER     AVERAGE    VALUE OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                            DEFAULT      CREDIT DEFAULT    YEARS TO        DEFAULT      CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                 SWAPS          SWAPS (2)    MATURITY (3)       SWAPS          SWAPS (2)    MATURITY (3)
--------------------------------  ---------------  --------------  ------------  ---------------  --------------  ------------
                                                                          (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)...................        $ 1             $ 25            4.0           $  --            $ 25            5.0
Credit default swaps referencing
  indices.......................          7              437            3.5              (2)            222            4.0
                                        ---             ----                          -----            ----
Subtotal........................          8              462            3.5              (2)            247            4.1
                                        ---             ----                          -----            ----
BAA
Single name credit default swaps
  (corporate)...................         --                5            4.0              --              10            5.0
Credit default swaps referencing
  indices.......................         --               10            5.0              --              --             --
                                        ---             ----                          -----            ----
Subtotal........................         --               15            4.7              --              10            5.0
                                        ---             ----                          -----            ----
BA
Single name credit default swaps
  (corporate)...................         --               --             --              (1)             20            0.7
Credit default swaps referencing
  indices.......................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
Subtotal........................         --               --             --              (1)             20            0.7
                                        ---             ----                          -----            ----
B
Single name credit default swaps
  (corporate)...................         --               --             --              --              --             --
Credit default swaps referencing
  indices.......................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
Subtotal........................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
CAA AND LOWER
Single name credit default swaps
  (corporate)...................         --               --             --              --              --             --
Credit default swaps referencing
  indices.......................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
Subtotal........................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
IN OR NEAR DEFAULT
Single name credit default swaps
  (corporate)...................         --               --             --              --              --             --
Credit default swaps referencing
  indices.......................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
Subtotal........................         --               --             --              --              --             --
                                        ---             ----                          -----            ----
Total...........................        $ 8             $477            3.5             $(3)           $277            3.9
                                        ===             ====                          =====            ====



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then the MetLife rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2009 and 2008, the Company was obligated to return cash collateral under its control of $945 million and $1,464 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2009 and 2008, the Company had also accepted collateral consisting of various securities with a fair market value of $88 million and $215 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2009, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

        ESTIMATED                 ESTIMATED
    FAIR VALUE (1) OF           FAIR VALUE OF
   DERIVATIVES IN NET            COLLATERAL
   LIABILITY POSITION             PROVIDED                   FAIR VALUE OF INCREMENTAL COLLATERAL
    DECEMBER 31, 2009         DECEMBER 31, 2009                         PROVIDED UPON:
------------------------  ------------------------   ---------------------------------------------------
                                                                                    DOWNGRADE IN THE
                                                                                 COMPANY'S CREDIT RATING
                                                             ONE NOTCH          TO A LEVEL THAT TRIGGERS
                                                             DOWNGRADE               FULL OVERNIGHT
                                                              IN THE              COLLATERALIZATION OR
                                                             COMPANY'S                 TERMINATION
                               FIXED MATURITY                 CREDIT                OF THE DERIVATIVE
                               SECURITIES (2)                 RATING                    POSITION
                          ------------------------   ------------------------   ------------------------
                                              (IN MILLIONS)
           $42                      $ --                        $8                         $42

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2009 was $99 million. At December 31, 2009, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating is downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements are deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2009 would be $99 million. This amount does not consider gross derivative assets of $57 million for which the Company has the contractual right of offset.

     At December 31, 2008, the Company provided securities collateral for various arrangements in connection with derivative instruments of $7 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

     The Company also has exchange-traded futures, which require the pledging of collateral. At December 31, 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2008, the Company pledged securities collateral for exchange-traded futures of $26 million, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2009 and 2008, the Company provided cash collateral for exchange-traded futures of $18 million and $33 million, respectively, which is included in premiums and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; and ceded reinsurance written on a funds withheld basis.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009    2008
                                                                   ----   ------
                                                                   (IN MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits..............................  $724   $2,062
  Call options in equity securities..............................    (5)     (36)
                                                                   ----   ------
     Net embedded derivatives within asset host contracts........  $719   $2,026
                                                                   ====   ======
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits.............................  $290   $1,432
  Other..........................................................   (11)     (27)
                                                                   ----   ------
     Net embedded derivatives within liability host contracts....  $279   $1,405
                                                                   ====   ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents changes in estimated fair value related to embedded derivatives:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                               2009   2008   2007
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Net investment gains (losses) (1), (2)......................  $(314)  $436   $116


--------

   (1) Effective January 1, 2008, the valuation of the Company's guaranteed minimum benefits includes an adjustment for the Company's own credit. Included in net investment gains (losses) for the years ended December 31, 2009 and 2008 were gains (losses) of ($567) million and $738 million, respectively, in connection with this adjustment.

   (2) See Note 8 for discussion of affiliated net investment gains (losses) included in the table above.

4.  FAIR VALUE

     Effective January 1, 2008, the Company prospectively adopted the provisions of fair value measurement guidance. Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments are as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities...............................              $41,275    $41,275
Equity securities.......................................              $   459    $   459
Trading securities......................................              $   938    $   938
Mortgage loans..........................................              $ 4,748    $ 4,345
Policy loans............................................              $ 1,189    $ 1,243
Real estate joint ventures (1)..........................              $    64    $    62
Other limited partnership interests (1).................              $   128    $   151
Short-term investments..................................              $ 1,775    $ 1,775
Other invested assets (2)...............................   $16,580    $ 1,470    $ 1,470
Cash and cash equivalents...............................              $ 2,574    $ 2,574
Accrued investment income...............................              $   516    $   516
Premiums and other receivables (1)......................              $ 4,582    $ 4,032
Separate account assets.................................              $49,449    $49,449
Net embedded derivatives within asset host contracts
  (3)...................................................              $   724    $   724
LIABILITIES
Policyholder account balances (1).......................              $24,591    $24,233
Payables for collateral under securities loaned and
  other transactions....................................              $ 7,169    $ 7,169
Long-term debt -- affiliated............................              $   950    $ 1,003
Other liabilities: (1)
  Derivative liabilities................................   $ 7,255    $   347    $   347
  Other.................................................              $   188    $   188
Separate account liabilities (1)........................              $ 1,367    $ 1,367
Net embedded derivatives within liability host contracts
  (3)...................................................              $   279    $   279
COMMITMENTS (4)
Mortgage loan commitments...............................   $   131    $    --    $    (5)
Commitments to fund bank credit facilities and private
  corporate bond investments............................   $   445    $    --    $   (29)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2008                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities...............................              $34,846    $34,846
Equity securities.......................................              $   474    $   474
Trading securities......................................              $   232    $   232
Mortgage loans..........................................              $ 4,447    $ 4,252
Policy loans............................................              $ 1,192    $ 1,296
Real estate joint ventures (1)..........................              $    92    $   103
Other limited partnership interests (1).................              $   189    $   247
Short-term investments..................................              $ 3,127    $ 3,127
Other invested assets (2)...............................   $21,395    $ 2,258    $ 2,258
Cash and cash equivalents...............................              $ 5,656    $ 5,656
Accrued investment income...............................              $   487    $   487
Premiums and other receivables (1)......................              $ 3,171    $ 2,700
Separate account assets.................................              $35,892    $35,892
Net embedded derivatives within asset host contracts
  (3)...................................................              $ 2,062    $ 2,062
LIABILITIES
Policyholder account balances (1).......................              $26,316    $23,937
Payables for collateral under securities loaned and
  other transactions....................................              $ 7,871    $ 7,871
Short-term debt.........................................              $   300    $   300
Long-term debt -- affiliated............................              $   950    $   671
Other liabilities: (1)
  Derivative liabilities................................   $ 9,310    $   607    $   607
  Other.................................................              $   158    $   158
Separate account liabilities (1)........................              $ 1,181    $ 1,181
Net embedded derivatives within liability host contracts
  (3)...................................................              $ 1,405    $ 1,405
COMMITMENTS (4)
Mortgage loan commitments...............................   $   231    $    --    $   (15)
Commitments to fund bank credit facilities and private
  corporate bond investments............................   $   332    $    --    $  (101)


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Other invested assets is comprised of freestanding derivatives with positive estimated fair values.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($5) million and ($36) million, respectively.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     Fixed Maturity Securities, Equity Securities and Trading Securities -- When available, the estimated fair value of the Company's fixed maturity, equity and trading securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

     Mortgage Loans -- The Company originates mortgage loans principally for investment purposes. These loans are primarily carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

     Policy Loans -- For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

     Real Estate Joint Ventures and Other Limited Partnership Interests -- Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


real estate or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

     Short-term Investments -- Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required. Short-term investments that meet the definition of a security are recognized at estimated fair value in the consolidated balance sheets in the same manner described above for similar instruments that are classified within captions of other major investment classes.

     Other Invested Assets -- Other invested assets in the consolidated balance sheets are principally comprised of freestanding derivatives with positive estimated fair values, investments in tax credit partnerships and joint ventures. Investments in tax credit partnerships and joint venture investments, which are accounted for under the equity method or under the effective yield method, are not financial instruments subject to fair value disclosure. Accordingly, they have been excluded from the preceding table.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- is described in the section labeled "Derivatives" which follows.

     Cash and Cash Equivalents -- Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

     Accrued Investment Income -- Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

     Premiums and Other Receivables -- Premiums and other receivables in the consolidated balance sheets are principally comprised of premiums due and unpaid for insurance contracts, amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions, amounts receivable for securities sold but not yet settled, fees and general operating receivables and embedded derivatives related to the ceded reinsurance of certain variable annuity guarantees.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table with the estimated fair value determined as the present value of expected future cash flows under the related contracts discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

     Embedded derivatives recognized in connection with ceded reinsurance of certain variable annuity guarantees are included in this caption in the consolidated financial statements but excluded from this caption in the preceding table as they are separately presented. The estimated fair value of these embedded derivatives is described in the section labeled "Embedded Derivatives within Asset and Liability Host Contracts" which follows.

     Separate Account Assets -- Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets are based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, other limited partnership interests, short-term investments and cash and cash equivalents. The estimated fair value of mutual funds is based upon quoted prices or reported NAVs provided by the fund manager. Accounting guidance effective for December 31, 2009 clarified how investments that use NAV as a practical expedient for their fair value measurement are classified in the fair value hierarchy. As a result, the Company has included certain mutual funds in the amount of $48.9 billion in Level 2 of the fair value hierarchy which were previously included in Level 1. The estimated fair values of fixed maturity securities, equity securities, short-term investments and cash and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the general account. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

     Policyholder Account Balances -- Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented therein. The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities, and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread for the Company's own credit which is determined using publicly available information relating to the Company's debt, as well as its claims paying ability.

     Short-term and Affiliated Long-term Debt -- The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company including inputs, when available, from actively traded debt of other companies with similar types of borrowing arrangements.

     Payables for Collateral Under Securities Loaned and Other
Transactions -- The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in its own credit are necessary.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Other Liabilities -- Other liabilities in the consolidated balance sheets are principally comprised of freestanding derivatives with negative estimated fair values; taxes payable; obligations for employee-related benefits; interest due on the Company's debt obligations; amounts due for securities purchased but not yet settled; funds withheld under ceded reinsurance contracts and, when applicable, their associated embedded derivatives; and general operating accruals and payables.

     The estimated fair value of derivatives -- with positive and negative estimated fair values -- and embedded derivatives within asset and liability host contracts are described in the sections labeled "Derivatives" and "Embedded Derivatives within Asset and Liability Host Contracts" which follow.

     The remaining other amounts included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due for securities purchased but not yet settled; and funds withheld under reinsurance contracts recognized using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the recognized carrying values.

     Separate Account Liabilities -- Separate account liabilities included in the table above represent those balances due to policyholders under contracts that are classified as investment contracts. The difference between the separate account liabilities reflected above and the amounts presented in the consolidated balance sheets represents those contracts classified as insurance contracts which do not satisfy the criteria of financial instruments for which estimated fair value is to be disclosed.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities, whether related to investment or insurance contracts, are recognized in the consolidated balance sheets at an equivalent summary total of the separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized capital gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described above, the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

     Derivatives -- The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread over the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

     Embedded Derivatives within Asset and Liability Host Contracts -- Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees, and embedded derivatives related to funds withheld on ceded reinsurance. Embedded derivatives are recorded in the financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWB, GMAB and certain GMIB are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net investment gains (losses). These embedded derivatives are classified within policyholder account balances. The fair value for these guarantees are estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these guarantees includes an adjustment for the Company's own credit and risk margins for non-capital market inputs. The Company's own credit adjustment is determined taking into consideration publicly available information relating to the Company's debt, as well as its claims paying ability. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in the Company's own credit standing; and variations in actuarial assumptions regarding policyholder behavior and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "Fixed Maturity Securities, Equity Securities and Trading Securities" and "Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities with changes in estimated fair value recorded in net investment gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments -- The estimated fair values for mortgage loan commitments and commitments to fund bank credit facilities and private corporate bond investments reflected in the above table represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the original commitments.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis are determined as described in the preceding section. These estimated fair values and their corresponding fair value hierarchy are summarized as follows:

                                                                 DECEMBER 31, 2009
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $   --             $13,793          $1,605      $15,398
  Foreign corporate securities..........            --               6,344             994        7,338
  U.S. Treasury and agency securities...         3,972               2,252              33        6,257
  RMBS..................................            --               5,827              25        5,852
  CMBS..................................            --               2,572              45        2,617
  ABS...................................            --               1,452             537        1,989
  State and political subdivision
     securities.........................            --               1,147              32        1,179
  Foreign government securities.........            --                 629              16          645
                                                ------             -------          ------      -------
     Total fixed maturity securities....         3,972              34,016           3,287       41,275
                                                ------             -------          ------      -------
Equity securities:
  Non-redeemable preferred stock........            --                  48             258          306
  Common stock..........................            72                  70              11          153
                                                ------             -------          ------      -------
     Total equity securities............            72                 118             269          459
                                                ------             -------          ------      -------
Trading securities......................           931                   7              --          938
Short-term investments (1)..............         1,057                 703               8        1,768
Derivative assets (2)...................             3               1,410              57        1,470
Net embedded derivatives within asset
  host contracts (3)....................            --                  --             724          724
Separate account assets (4).............            69              49,227             153       49,449
                                                ------             -------          ------      -------
  Total assets..........................        $6,104             $85,481          $4,498      $96,083
                                                ======             =======          ======      =======
LIABILITIES
Derivative liabilities (2)..............        $    1             $   336          $   10      $   347
Net embedded derivatives within
  liability host contracts (3)..........            --                  --             279          279
                                                ------             -------          ------      -------
  Total liabilities.....................        $    1             $   336          $  289      $   626
                                                ======             =======          ======      =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER 31, 2008
                                          --------------------------------------------------------------
                                            FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                          ---------------------------------------------------
                                           QUOTED PRICES IN
                                          ACTIVE MARKETS FOR                      SIGNIFICANT    TOTAL
                                           IDENTICAL ASSETS   SIGNIFICANT OTHER  UNOBSERVABLE  ESTIMATED
                                            AND LIABILITIES   OBSERVABLE INPUTS     INPUTS        FAIR
                                               (LEVEL 1)          (LEVEL 2)        (LEVEL 3)     VALUE
                                          ------------------  -----------------  ------------  ---------
                                                                   (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.............        $    --            $11,830          $1,401      $13,231
  Foreign corporate securities..........             --              4,136             926        5,062
  U.S. Treasury and agency securities...          2,107              2,190              36        4,333
  RMBS..................................             --              7,031              62        7,093
  CMBS..................................             --              2,158             116        2,274
  ABS...................................             --              1,169             558        1,727
  State and political subdivision
     securities.........................             --                633              24          657
  Foreign government securities.........             --                459              10          469
                                                -------            -------          ------      -------
     Total fixed maturity securities....          2,107             29,606           3,133       34,846
                                                -------            -------          ------      -------
Equity securities:
  Non-redeemable preferred stock........             --                 38             318          356
  Common stock..........................             40                 70               8          118
                                                -------            -------          ------      -------
     Total equity securities............             40                108             326          474
                                                -------            -------          ------      -------
Trading securities......................            176                  6              50          232
Short-term investments (1)..............          1,171              1,952              --        3,123
Derivative assets (2)...................              4              1,928             326        2,258
Net embedded derivatives within asset
  host contracts (3)....................             --                 --           2,062        2,062
Separate account assets (4).............         35,567                166             159       35,892
                                                -------            -------          ------      -------
  Total assets..........................        $39,065            $33,766          $6,056      $78,887
                                                =======            =======          ======      =======
LIABILITIES
Derivative liabilities (2)..............        $    16            $   574          $   17      $   607
Net embedded derivatives within
  liability host contracts (3)..........             --                 --           1,405        1,405
                                                -------            -------          ------      -------
  Total liabilities.....................        $    16            $   574          $1,422      $ 2,012
                                                =======            =======          ======      =======



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g. time deposits, etc.).

   (2) Derivative assets are presented within other invested assets and derivative liabilities are presented within other liabilities. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the following tables.

   (3) Net embedded derivatives within asset host contracts are presented within premiums and other receivables. Net embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities. At December 31, 2009 and 2008, equity securities also included embedded derivatives of ($5) million and ($36) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets and liabilities included within the three-level fair value hierarchy presented in the preceding table.

     Level 1 This category includes certain U.S. Treasury and agency fixed maturity securities; exchange-traded common stock; trading securities and certain short-term money market securities. As it relates to derivatives, this level includes exchange-traded equity and interest rate futures. Separate account assets classified within this level are similar in nature to those classified in this level for the general account.

     Level 2 This category includes fixed maturity and equity securities priced principally by independent pricing services using observable inputs. Fixed maturity securities classified as Level 2 include most U.S. Treasury and agency securities, as well as the majority of U.S. and foreign corporate securities, RMBS, CMBS, state and political subdivision securities, foreign government securities, and ABS. Equity securities classified as Level 2 securities consist principally of common stock and non-redeemable preferred stock where market quotes are available but are not considered actively traded. Short-term investments and trading securities included within Level 2 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded futures included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. Separate account assets classified within this level are generally similar to those classified within this level for the general account, with the exception of certain mutual funds without readily determinable fair values given prices are not published publicly.

     Level 3 This category includes fixed maturity securities priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. This level primarily consists of less liquid fixed maturity securities with very limited trading activity or where less price transparency exists around the inputs to the valuation methodologies including: U.S. and foreign corporate securities -- including below investment grade private placements; CMBS; and ABS -- including all of those supported by sub-prime mortgage loans. Equity securities classified as Level 3 securities consist principally of non-redeemable preferred stock and common stock of companies that are privately held or of companies for which there has been very limited trading activity or where less price transparency exists around the inputs to the valuation. Short-term investments and trading securities included within Level 3 are of a similar nature to these fixed maturity and equity securities. As it relates to derivatives, this category includes: swap spreadlocks with maturities which extend beyond observable periods; equity variance swaps with unobservable volatility inputs or that are priced via independent broker quotations; foreign currency swaps priced through independent broker quotations; interest rate swaps with maturities which extend beyond the observable portion of the yield curve; credit default swaps based upon baskets of credits having unobservable credit correlations; equity options with unobservable volatility inputs; implied volatility swaps with unobservable volatility inputs; credit forwards having unobservable repurchase rates and interest rate caps referencing unobservable yield curves and/or which include liquidity and volatility adjustments. Separate account assets classified within this level are generally similar to those classified within this level for the general account; however, they also include other limited partnership interests. Embedded derivatives classified within this level include embedded derivatives associated with certain variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs for the years ended December 31, 2009 and 2008 is as follows:

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3) (1)
                               --------------------------------------------------------------------------------------------
                                                                               TOTAL REALIZED/UNREALIZED
                                                                              GAINS (LOSSES) INCLUDED IN:
                                                                            ------------------------------     PURCHASES,
                                                                                                 OTHER           SALES,
                                    BALANCE,        IMPACT OF    BALANCE,                    COMPREHENSIVE   ISSUANCES AND
                               DECEMBER 31, 2007  ADOPTION (2)  JANUARY 1,  EARNINGS (3, 4)  INCOME (LOSS)  SETTLEMENTS (5)
                               -----------------  ------------  ----------  ---------------  -------------  ---------------
                                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..                                     $1,401         $(114)         $   192          $(172)
  Foreign corporate
     securities..............                                        926           (95)             334            (47)
  U.S. Treasury and agency
     securities..............                                         36            --               (1)            (2)
  RMBS.......................                                         62            (4)               5             (9)
  CMBS.......................                                        116           (42)              50             (7)
  ABS........................                                        558           (51)             171           (138)
  State and political
     subdivision securities..                                         24            --                6              2
  Foreign government
     securities..............                                         10            --                1             (1)
                                                                  ------         -----          -------          -----
     Total fixed maturity
       securities............                                     $3,133         $(306)         $   758          $(374)
                                                                  ======         =====          =======          =====
Equity securities:
  Non-redeemable preferred
     stock...................                                     $  318         $(101)         $   113          $ (66)
  Common stock...............                                          8            --               (1)             4
                                                                  ------         -----          -------          -----
     Total equity
       securities............                                     $  326         $(101)         $   112          $ (62)
                                                                  ======         =====          =======          =====
Trading securities...........                                     $   50         $  --          $    --          $ (50)
Short-term investments.......                                     $   --         $  --          $    --          $   8
Net derivatives (7)..........                                     $  309         $ (40)         $    (3)         $ (15)
Separate account assets (8)..                                     $  159         $  (7)         $    --          $   1
Net embedded derivatives
  (9)........................                                     $  657         $(328)         $    --          $ 116

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..        $1,645           $  --       $1,645         $(167)         $  (313)         $ 101
  Foreign corporate
     securities..............         1,355              --        1,355           (12)            (504)          (110)
  U.S. Treasury and agency
     securities..............            19              --           19            --               --             34
  RMBS.......................           323              --          323             2              (46)          (156)
  CMBS.......................           258              --          258           (66)             (76)            --
  ABS........................           925              --          925           (20)            (254)           (84)
  State and political
     subdivision securities..            44              --           44            (1)             (19)            --
  Foreign government
     securities..............            33              --           33             1               (2)           (17)
                                     ------           -----       ------         -----          -------          -----
     Total fixed maturity
       securities............        $4,602             $--       $4,602         $(263)         $(1,214)         $(232)
                                     ======           =====       ======         =====          =======          =====
Equity securities:
  Non-redeemable preferred
     stock...................        $  521             $--       $  521         $ (44)         $  (109)         $ (50)
  Common stock...............            35              --           35            (4)              (1)           (22)
                                     ------           -----       ------         -----          -------          -----
     Total equity
       securities............        $  556             $--       $  556         $ (48)         $  (110)         $ (72)
                                     ======           =====       ======         =====          =======          =====
Trading securities...........        $   --             $--       $   --         $  --          $    --          $  50
Net derivatives (7)..........        $  108             $--       $  108         $ 266          $    --          $ (65)
Separate account assets (8)..        $  183             $--       $  183         $ (22)         $    --          $  --
Net embedded derivatives
  (9)........................        $  125             $92       $  217         $ 366          $    --          $  74
                                  FAIR VALUE MEASUREMENTS
                                     USING SIGNIFICANT
                                UNOBSERVABLE INPUTS (LEVEL
                                          3) (1)
                               ----------------------------
                                 TRANSFER IN
                                 AND/OR OUT      BALANCE,
                               OF LEVEL 3 (6)  DECEMBER 31,
                               --------------  ------------
FOR THE YEAR ENDED DECEMBER
  31, 2009:
Fixed maturity securities:
  U.S. corporate securities..       $ 298         $1,605
  Foreign corporate
     securities..............        (124)           994
  U.S. Treasury and agency
     securities..............          --             33
  RMBS.......................         (29)            25
  CMBS.......................         (72)            45
  ABS........................          (3)           537
  State and political
     subdivision securities..          --             32
  Foreign government
     securities..............           6             16
                                    -----         ------
     Total fixed maturity
       securities............       $  76         $3,287
                                    =====         ======
Equity securities:
  Non-redeemable preferred
     stock...................       $  (6)        $  258
  Common stock...............          --             11
                                    -----         ------
     Total equity
       securities............       $  (6)        $  269
                                    =====         ======
Trading securities...........       $  --         $   --
Short-term investments.......       $  --         $    8
Net derivatives (7)..........       $(204)        $   47
Separate account assets (8)..       $  --         $  153
Net embedded derivatives
  (9)........................       $  --         $  445

FOR THE YEAR ENDED DECEMBER
  31, 2008:
Fixed maturity securities:
  U.S. corporate securities..       $ 135         $1,401
  Foreign corporate
     securities..............         197            926
  U.S. Treasury and agency
     securities..............         (17)            36
  RMBS.......................         (61)            62
  CMBS.......................          --            116
  ABS........................          (9)           558
  State and political
     subdivision securities..          --             24
  Foreign government
     securities..............          (5)            10
                                    -----         ------
     Total fixed maturity
       securities............       $ 240         $3,133
                                    =====         ======
Equity securities:
  Non-redeemable preferred
     stock...................       $  --         $  318
  Common stock...............          --              8
                                    -----         ------
     Total equity
       securities............       $  --         $  326
                                    =====         ======
Trading securities...........       $  --         $   50
Net derivatives (7)..........       $  --         $  309
Separate account assets (8)..       $  (2)        $  159
Net embedded derivatives
  (9)........................       $  --         $  657


--------

   (1) Amounts presented do not reflect any associated hedging activities. Actual earnings associated with Level 3, inclusive of hedging activities, could differ materially.

   (2) Impact of adoption of fair value measurement guidance represents the amount recognized in earnings as a change in estimate associated with Level 3 financial instruments held at January 1, 2008. Such amount was offset by a reduction to DAC of $30 million resulting in a net impact of $62 million. This net impact of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       $62 million along with a $3 million reduction in the estimated fair value of Level 2 freestanding derivatives resulted in a total net impact of adoption of $59 million.

   (3) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included with the earnings caption of total gains (losses).

   (4) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (5) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (6) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers in and/or out of Level 3 occurred at the beginning of the period. Items transferred in and out in the same period are excluded from the rollforward.

   (7) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (9) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

     The tables below summarize both realized and unrealized gains and losses for the years ended December 31, 2009 and 2008 due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                     ----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                                       GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                     ----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)        TOTAL
                                                     ----------      -------------      -----
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................       $ 3            $(117)         $(114)
  Foreign corporate securities.....................        (1)             (94)           (95)
  RMBS.............................................        --               (4)            (4)
  CMBS.............................................         1              (43)           (42)
  ABS..............................................        --              (51)           (51)
                                                        -----            -----          -----
     Total fixed maturity securities...............       $ 3            $(309)         $(306)
                                                        =====            =====          =====
Equity securities:
  Non-redeemable preferred stock...................     $  --            $(101)         $(101)
                                                        -----            -----          -----
     Total equity securities.......................       $--            $(101)         $(101)
                                                        =====            =====          =====
Net derivatives....................................       $--            $ (40)         $ (40)
Net embedded derivatives...........................       $--            $(328)         $(328)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              TOTAL GAINS AND LOSSES
                                                     ----------------------------------------
                                                       CLASSIFICATION OF REALIZED/UNREALIZED
                                                                       GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                     ----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)        TOTAL
                                                     ----------      -------------      -----
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities........................       $ 5            $(172)         $(167)
  Foreign corporate securities.....................        (3)              (9)           (12)
  RMBS.............................................        --                2              2
  CMBS.............................................         4              (70)           (66)
  ABS..............................................        --              (20)           (20)
  State and political subdivision securities.......        (1)              --             (1)
  Foreign government securities....................         1               --              1
                                                        -----            -----          -----
     Total fixed maturity securities...............       $ 6            $(269)         $(263)
                                                        =====            =====          =====
Equity securities:
  Non-redeemable preferred stock...................     $  --            $ (44)         $ (44)
  Common stock.....................................        --               (4)            (4)
                                                        -----            -----          -----
     Total equity securities.......................       $--            $ (48)         $ (48)
                                                        =====            =====          =====
Net derivatives....................................       $--            $ 266          $ 266
Net embedded derivatives...........................       $--            $ 366          $ 366

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses recorded in earnings for the years ended December 31, 2009 and 2008 for Level 3 assets and liabilities that were still held at December 31, 2009 and 2008, respectively.

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                      RELATING TO ASSETS AND LIABILITIES HELD
                                                                        AT
                                                                 DECEMBER 31, 2009
                                                     ----------------------------------------
                                                                          NET
                                                         NET           INVESTMENT
                                                     INVESTMENT          GAINS
                                                       INCOME           (LOSSES)        TOTAL
                                                     ----------      -------------      -----
                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2009:
Fixed maturity securities:
  U.S. corporate securities........................     $  6             $(105)         $ (99)
  Foreign corporate securities.....................       (1)              (43)           (44)
  CMBS.............................................        1               (56)           (55)
  ABS..............................................       --               (21)           (21)
                                                        ----             -----          -----
     Total fixed maturity securities...............      $ 6             $(225)         $(219)
                                                        ====             =====          =====
Equity securities:
  Non-redeemable preferred stock...................     $ --             $ (38)         $ (38)
                                                        ----             -----          -----
     Total equity securities.......................      $--             $ (38)         $ (38)
                                                        ====             =====          =====
Net derivatives....................................      $--             $ (33)         $ (33)
Net embedded derivatives...........................      $--             $(332)         $(332)



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                                        RELATING TO ASSETS AND LIABILITIES
                                                                     HELD AT
                                                                DECEMBER 31, 2008
                                                      -------------------------------------
                                                                          NET
                                                          NET         INVESTMENT
                                                      INVESTMENT         GAINS
                                                        INCOME         (LOSSES)       TOTAL
                                                      ----------      ----------      -----
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2008:
Fixed maturity securities:
  U.S. corporate securities.........................       $ 4          $ (139)       $(135)
  Foreign corporate securities......................        (3)             (6)          (9)
  CMBS..............................................         4             (69)         (65)
  ABS...............................................        --             (16)         (16)
  Foreign government securities.....................         1              --            1
                                                         -----          ------        -----
     Total fixed maturity securities................       $ 6           $(230)       $(224)
                                                         =====          ======        =====
Equity securities:
  Non-redeemable preferred stock....................       $--           $ (29)       $ (29)
                                                         -----          ------        -----
     Total equity securities........................     $  --           $ (29)       $ (29)
                                                         =====          ======        =====
Net derivatives.....................................       $--           $ 233        $ 233
Net embedded derivatives............................       $--           $ 353        $ 353

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The amounts below relate to certain investments measured at estimated fair value during the period and still held as of the reporting dates.

                                                       FOR THE YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------
                                                2009                                      2008
                              ---------------------------------------   ---------------------------------------
                                                ESTIMATED                                 ESTIMATED
                                 CARRYING          FAIR                    CARRYING          FAIR
                              VALUE PRIOR TO   VALUE AFTER     GAINS    VALUE PRIOR TO   VALUE AFTER     GAINS
                                IMPAIRMENT      IMPAIRMENT   (LOSSES)     IMPAIRMENT      IMPAIRMENT   (LOSSES)
                              --------------   -----------   --------   --------------   -----------   --------
                                                                (IN MILLIONS)
Mortgage loans (1)..........       $ --            $ --        $ --           $24            $ --        $(24)
Other limited partnership
  interests (2).............       $110             $44        $(66)          $11             $ 6        $ (5)
Real estate joint ventures
  (3).......................       $ 90             $48        $(42)         $ --             $--        $ --


--------

   (1) Mortgage Loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other Limited Partnership Interests -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds, and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $32 million as of December 31, 2009.

   (3) Real Estate Joint Ventures -- The impaired investments presented above were accounted for using the cost basis. Impairments on these cost basis investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds, and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $40 million as of December 31, 2009.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Balance at January 1, 2007................................  $1,991   $3,120   $5,111
  Effect of adoption of new accounting principle..........      (7)    (125)    (132)
  Capitalizations.........................................     682       --      682
                                                            ------   ------   ------
     Subtotal.............................................   2,666    2,995    5,661
                                                            ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)........................      44      (16)      28
     Other expenses.......................................     388      324      712
                                                            ------   ------   ------
       Total amortization.................................     432      308      740
                                                            ------   ------   ------
  Less: Unrealized investment gains (losses)..............     (18)      (9)     (27)
                                                            ------   ------   ------
Balance at December 31, 2007..............................   2,252    2,696    4,948
  Capitalizations.........................................     835       --      835
                                                            ------   ------   ------
     Subtotal.............................................   3,087    2,696    5,783
                                                            ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)........................     190       35      225
     Other expenses.......................................     504      434      938
                                                            ------   ------   ------
       Total amortization.................................     694      469    1,163
                                                            ------   ------   ------
  Less: Unrealized investment gains (losses)..............    (389)    (434)    (823)
  Less: Other.............................................       3       --        3
                                                            ------   ------   ------
Balance at December 31, 2008..............................   2,779    2,661    5,440
  Capitalizations.........................................     851       --      851
                                                            ------   ------   ------
     Subtotal.............................................   3,630    2,661    6,291
                                                            ------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses)........................    (225)     (86)    (311)
     Other expenses.......................................     408      197      605
                                                            ------   ------   ------
       Total amortization.................................     183      111      294
                                                            ------   ------   ------
  Less: Unrealized investment gains (losses)..............     322      433      755
  Less: Other.............................................      (2)      --       (2)
                                                            ------   ------   ------
Balance at December 31, 2009..............................  $3,127   $2,117   $5,244
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $319 million in 2010, $282 million in 2011, $244 million in 2012, $200 million in 2013, and $163 million in 2014.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment and reporting unit is as follows:

                                               DAC               VOBA             TOTAL
                                         ---------------   ---------------   ---------------
                                                             DECEMBER 31,
                                         ---------------------------------------------------
                                          2009     2008     2009     2008     2009     2008
                                         ------   ------   ------   ------   ------   ------
                                                            (IN MILLIONS)
Retirement Products....................  $1,785   $1,416   $1,275   $1,755   $3,060   $3,171
Corporate Benefit Funding..............       6        5        1        3        7        8
Insurance Products.....................   1,292    1,351      841      903    2,133    2,254
Corporate & Other......................      44        7       --       --       44        7
                                         ------   ------   ------   ------   ------   ------
  Total................................  $3,127   $2,779   $2,117   $2,661   $5,244   $5,440
                                         ======   ======   ======   ======   ======   ======



6.  GOODWILL

     Goodwill is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2009   2008
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Retirement Products...............................................  $219   $219
Corporate Benefit Funding.........................................   307    307
Insurance Products:
  Non-medical health..............................................     5      5
  Individual life.................................................    17     17
                                                                    ----   ----
     Total Insurance Products.....................................    22     22
Corporate & Other.................................................   405    405
                                                                    ----   ----
Total.............................................................  $953   $953
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2009 based upon data at June 30, 2009 that indicated that goodwill was not impaired. During the fourth quarter of 2009, the Company realigned its reportable segments. See Notes 1 and
14. The 2009 annual goodwill impairment tests were based on the segment structure in existence prior to such realignment. The realignment did not significantly change the reporting units for goodwill impairment testing purposes and management concluded that no additional tests were required at December 31, 2009.

     Previously, due to economic conditions, the sustained low level of equity markets, declining market capitalizations in the insurance industry and lower operating earnings projections, particularly in individual annuity and variable & universal life reporting units, management performed an interim goodwill impairment test at December 31, 2008 and again, for certain reporting units most affected by the current economic environment at March 31, 2009. Based upon the tests performed, management concluded no impairment of goodwill had occurred for any of the Company's reporting units at March 31, 2009 and December 31, 2008.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are as follows:

                                                                                   OTHER
                                        FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                           BENEFITS        ACCOUNT BALANCES        FUNDS
                                      -----------------   -----------------   ---------------
                                                            DECEMBER 31,
                                      -------------------------------------------------------
                                        2009      2008      2009      2008     2009     2008
                                      -------   -------   -------   -------   ------   ------
                                                           (IN MILLIONS)
Retirement Products.................  $ 1,435   $ 1,215   $21,059   $18,905   $   19   $   30
Corporate Benefit Funding...........   12,697    12,043     9,393    12,553        5        5
Insurance Products..................    2,391     2,123     6,052     5,531    1,997    1,848
Corporate & Other...................    5,098     4,832       938       186      276      202
                                      -------   -------   -------   -------   ------   ------
  Total.............................  $21,621   $20,213   $37,442   $37,175   $2,297   $2,085
                                      =======   =======   =======   =======   ======   ======



     See Note 8 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $224      $232      $237
Amortization..............................................    (9)       (8)       (5)
                                                            ----      ----      ----
Balance at December 31,...................................  $215      $224      $232
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $11 million in 2010, $13 million in 2011, $15 million in 2012, $16 million in 2013 and $17 million in 2014.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2009      2008      2007
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $422      $403      $330
Capitalization............................................   124       111       124
Amortization..............................................   (53)      (92)      (51)
                                                            ----      ----      ----
Balance at December 31,...................................  $493      $422      $403
                                                            ====      ====      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $49.4 billion and $35.9 billion at December 31, 2009 and 2008, respectively, for which the policyholder assumes all investment risk.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $804 million, $893 million and $947 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     For the years ended December 31, 2009, 2008 and 2007, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. Dollars or foreign currencies, to an SPE that has issued debt securities for which payment of interest and principal is secured by such funding agreements. During the year ended December 31, 2009, there were no new issuances of funding agreements under this program and the Company repaid $1.3 billion of such funding agreements. During the years ended December 31, 2008 and 2007, the Company issued $54 million and $653 million, respectively, and repaid $678 million and $616 million, respectively, of such funding agreements. At December 31, 2009 and 2008, funding agreements outstanding, which are included in policyholder account balances, were $3.1 billion and $4.2 billion, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $109 million, $189 million and $230 million, respectively.

     MICC is a member of the FHLB of Boston and holds $70 million of common stock of the FHLB of Boston at both December 31, 2009 and 2008, which is included in equity securities. MICC has also entered into funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including RMBS, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MICC, the FHLB of Boston's recovery on the collateral is limited to the amount of MICC's liability to the FHLB of Boston. The amount of MICC's liability for funding agreements with the FHLB of Boston was $326 million and $526 million at December 31, 2009 and 2008, respectively, which is included in policyholder account balances. In addition, at December 31, 2008, MICC had advances of $300 million from the FHLB of Boston with original maturities of less than one year and therefore, such advances are included in short-term debt. There were no such advances at December 31, 2009. These advances and the advances on these funding agreements are collateralized by mortgage-backed securities with estimated fair values of $419 million and $1,284 million at December 31, 2009 and 2008, respectively. During the years ended December 31, 2009, 2008 and 2007, interest credited on the funding agreements, which are included in interest credited to policyholder account balances, was $6 million, $15 million and $34 million, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy holder funds, is as follows:

                                                           YEARS ENDED DECEMBER
                                                                   31,
                                                          ---------------------
                                                           2009    2008    2007
                                                          -----   -----   -----
                                                              (IN MILLIONS)
Balance at January 1,...................................  $ 691   $ 612   $ 551
  Less: Reinsurance recoverables........................   (589)   (463)   (403)
                                                          -----   -----   -----
Net balance at January 1,...............................    102     149     148
                                                          -----   -----   -----

Incurred related to:
  Current year..........................................     26       8      32
  Prior years...........................................    (17)    (29)     (5)
                                                          -----   -----   -----
                                                              9     (21)     27
                                                          -----   -----   -----
Paid related to:
  Current year..........................................     (1)     (2)     (2)
  Prior years...........................................    (11)    (24)    (24)
                                                          -----   -----   -----
                                                            (12)    (26)    (26)
                                                          -----   -----   -----
Net balance at December 31,.............................     99     102     149
  Add: Reinsurance recoverables.........................    706     589     463
                                                          -----   -----   -----
Balance at December 31,.................................  $ 805   $ 691   $ 612
                                                          =====   =====   =====



     During 2009, 2008 and 2007, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $17 million, $29 million and $5 million for the years ended December 31, 2009, 2008 and 2007, respectively. In all years presented, the change was due to differences between the actual benefit periods and expected benefit periods for disability contracts. In addition, 2008 and 2007 includes the change between the actual benefit period and expected benefit period for LTC contracts. See Note 8 for information on the reinsurance of LTC business.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2009                             2008
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $  15,705             N/A        $   9,721             N/A
Net amount at risk (2)..................     $   1,018 (3)         N/A        $   2,813 (3)         N/A
Average attained age of
  contractholders.......................      62 years             N/A         62 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  35,687       $  22,157        $  27,572       $  13,217
Net amount at risk (2)..................     $   5,093 (3)   $   4,158 (4)    $   9,876 (3)   $   6,323 (4)
Average attained age of
  contractholders.......................      60 years        61 years         58 years        61 years



                                                                     DECEMBER 31,
                                                              -------------------------
                                                                 2009           2008
                                                              ----------     ----------
                                                               SECONDARY      SECONDARY
                                                              GUARANTEES     GUARANTEES
                                                              ----------     ----------
                                                                    (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate account)...............    $   3,805      $   2,917
Net amount at risk (2).....................................    $  58,134 (3)  $  43,237 (3)
Average attained age of policyholders......................     58 years       58 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                           UNIVERSAL AND
                                                                           VARIABLE LIFE
                                                                             CONTRACTS
                                                                           -------------
                                                   ANNUITY CONTRACTS
                                              --------------------------
                                              GUARANTEED     GUARANTEED
                                                 DEATH     ANNUITIZATION     SECONDARY
                                               BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                              ----------   -------------   -------------   -----
                                                                 (IN MILLIONS)
DIRECT:
  Balance at January 1, 2007................     $ 24           $ 17            $ 31        $ 72
     Incurred guaranteed benefits...........       16             28              34          78
     Paid guaranteed benefits...............      (10)            --              --         (10)
                                                 ----           ----            ----        ----
  Balance at December 31, 2007..............       30             45              65         140
     Incurred guaranteed benefits...........      118            176              43         337
     Paid guaranteed benefits...............      (50)            --              --         (50)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       98            221             108         427
     Incurred guaranteed benefits...........       48             (6)            187         229
     Paid guaranteed benefits...............      (89)            --              --         (89)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............     $ 57           $215            $295        $567
                                                 ====           ====            ====        ====
CEDED:
  Balance at January 1, 2007................     $ 24           $ 17            $ --        $ 41
     Incurred guaranteed benefits...........       10             --              --          10
     Paid guaranteed benefits...............       (6)            --              --          (6)
                                                 ----           ----            ----        ----
  Balance at December 31, 2007..............       28             17              --          45
     Incurred guaranteed benefits...........       94             55              --         149
     Paid guaranteed benefits...............      (36)            --              --         (36)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       86             72              --         158
     Incurred guaranteed benefits...........       38              2             142         182
     Paid guaranteed benefits...............      (68)            --              --         (68)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............     $ 56           $ 74            $142        $272
                                                 ====           ====            ====        ====
NET:
  Balance at January 1, 2007................     $ --           $ --            $ 31        $ 31
     Incurred guaranteed benefits...........        6             28              34          68
     Paid guaranteed benefits...............       (4)            --              --          (4)
                                                 ----           ----            ----        ----
  Balance at December 31, 2007..............        2             28              65          95
     Incurred guaranteed benefits...........       24            121              43         188
     Paid guaranteed benefits...............      (14)            --              --         (14)
                                                 ----           ----            ----        ----
  Balance at December 31, 2008..............       12            149             108         269
     Incurred guaranteed benefits...........       10             (8)             45          47
     Paid guaranteed benefits...............      (21)            --              --         (21)
                                                 ----           ----            ----        ----
  Balance at December 31, 2009..............     $  1           $141            $153        $295
                                                 ====           ====            ====        ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $27,202   $21,738
  Balanced....................................................   14,693     6,971
  Bond........................................................    2,682     2,280
  Money Market................................................    1,454     1,715
  Specialty...................................................      824       228
                                                                -------   -------
     Total....................................................  $46,855   $32,932
                                                                =======   =======



8.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies. During 2005, the Company changed its retention practices for certain individual life insurance policies. Under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million. Retention limits remain unchanged for other new individual life insurance policies. Policies reinsured in years prior to 2005 remain reinsured under the original reinsurance agreements. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company also reinsures the risk associated with secondary death benefit guarantees on certain universal life insurance policies to an affiliate.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2006 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2006 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its new production of fixed annuities to an affiliated reinsurer. The Company enters into similar agreements for new or in-force business depending on market conditions.

     The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of these segments has not been significant.

     The Company also reinsures, through 100% quota share reinsurance agreements, certain LTC and workers' compensation business written by the Company. These are run-off businesses which have been included within Corporate & Other.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers and periodically monitors collectibility of reinsurance balances. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which as of December 31, 2009 and 2008, were immaterial.

     The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of the Company's reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances.

     At December 31, 2009, the Company had $5.9 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $5.6 billion, or 95%, were with the Company's five largest unaffiliated ceded reinsurers, including $2.0 billion of which were unsecured.

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                             2009      2008     2007
                                                           -------   -------   ------
                                                                  (IN MILLIONS)
PREMIUMS:
  Direct premiums........................................  $ 1,782   $ 1,042   $  654
  Reinsurance assumed....................................       14        15       17
  Reinsurance ceded......................................     (484)     (423)    (318)
                                                           -------   -------   ------
     Net premiums........................................  $ 1,312   $   634   $  353
                                                           =======   =======   ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.........................................  $ 1,681   $ 1,710   $1,680
  Reinsurance assumed....................................      115       197      119
  Reinsurance ceded......................................     (416)     (529)    (388)
                                                           -------   -------   ------
     Net universal life and investment-type product
       policy fees.......................................  $ 1,380   $ 1,378   $1,411
                                                           =======   =======   ======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims................  $ 3,314   $ 2,775   $1,722
  Reinsurance assumed....................................       10        23       22
  Reinsurance ceded......................................   (1,259)   (1,352)    (766)
                                                           -------   -------   ------
     Net policyholder benefits and claims................  $ 2,065   $ 1,446   $  978
                                                           =======   =======   ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance is as follows:

                                                                DECEMBER 31, 2009
                                                   -------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                   -------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables...................  $13,444    $   30   $13,135      $   279
Deferred policy acquisition costs and value of
  business acquired..............................    5,244       230      (414)       5,428
                                                   -------    ------   -------      -------
  Total assets...................................  $18,688    $  260   $12,721      $ 5,707
                                                   =======    ======   =======      =======
LIABILITIES:
Future policy benefits...........................  $21,621    $   80   $    --      $21,541
Policyholder account balances....................   37,442        --        --       37,442
Other policyholder funds.........................    2,297     1,393       294          610
Other liabilities................................    2,177        10     1,332          835
                                                   -------    ------   -------      -------
  Total liabilities..............................  $63,537    $1,483   $ 1,626      $60,428
                                                   =======    ======   =======      =======




                                                                DECEMBER 31, 2008
                                                   -------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                   -------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums and other receivables...................  $12,463    $   48   $12,073      $   342
Deferred policy acquisition costs and value of
  business acquired..............................    5,440       312      (292)       5,420
                                                   -------    ------   -------      -------
  Total assets...................................  $17,903    $  360   $11,781      $ 5,762
                                                   =======    ======   =======      =======
LIABILITIES:
Future policy benefits...........................  $20,213    $   87   $    --      $20,126
Policyholder account balances....................   37,175        --       (19)      37,194
Other policyholder funds.........................    2,085     1,369       172          544
Other liabilities................................    2,604        10     1,061        1,533
                                                   -------    ------   -------      -------
  Total liabilities..............................  $62,077    $1,466   $ 1,214      $59,397
                                                   =======    ======   =======      =======



     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Reinsurance Company of South Carolina ("MRSC"), Exeter Reassurance Company, Ltd., General American Life Insurance Company and MetLife Reinsurance Company of Vermont ("MRV"). The Company had a reinsurance agreement with Mitsui Sumitomo MetLife Insurance Co., Ltd., an affiliate; however, effective December 31, 2008 this arrangement was modified via a novation as explained in detail below.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations is as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                             ---------------------
                                                              2009    2008    2007
                                                             -----   -----   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed......................................  $  14   $  15   $  17
  Reinsurance ceded (1)....................................   (166)   (116)    (20)
                                                             -----   -----   -----
     Net premiums..........................................  $(152)  $(101)  $  (3)
                                                             =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed......................................  $ 115   $ 197   $ 119
  Reinsurance ceded (1)....................................   (168)   (278)   (166)
                                                             -----   -----   -----
     Net universal life and investment-type product policy
       fees................................................  $ (53)  $ (81)  $ (47)
                                                             =====   =====   =====
OTHER REVENUES:
  Reinsurance assumed......................................  $  --   $  --   $  --
  Reinsurance ceded........................................    477      83      85
                                                             -----   -----   -----
     Net other revenues....................................  $ 477   $  83   $  85
                                                             =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed......................................  $   8   $  19   $  18
  Reinsurance ceded (1)....................................   (239)   (274)    (43)
                                                             -----   -----   -----
     Net policyholder benefits and claims..................  $(231)  $(255)  $ (25)
                                                             =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed......................................  $  64   $  57   $  53
  Reinsurance ceded........................................    (33)    (22)     --
                                                             -----   -----   -----
     Net interest credited to policyholder account
       balances............................................  $  31   $  35   $  53
                                                             =====   =====   =====
OTHER EXPENSES:
  Reinsurance assumed......................................  $ 105   $  97   $  39
  Reinsurance ceded (1)....................................    102      76      35
                                                             -----   -----   -----
     Net other expenses....................................  $ 207   $ 173   $  74
                                                             =====   =====   =====



--------

   (1) In September 2008, MICC's parent, MetLife, completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA at December 31, 2008 include ceded premiums, ceded fees, ceded benefits and ceded interest costs of $9 million, $36 million, $47 million and ($1) million, respectively, and at December 31, 2007 include ceded premiums, ceded fees, ceded benefits and ceded interest costs of $12 million, $50 million, $52 million and ($2) million, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets is as follows:

                                                                DECEMBER 31,
                                                    -----------------------------------
                                                          2009               2008
                                                    ----------------   ----------------
                                                    ASSUMED    CEDED   ASSUMED    CEDED
                                                    -------   ------   -------   ------
                                                               (IN MILLIONS)
ASSETS:
Premiums and other receivables....................   $   30   $7,157    $   34   $6,547
Deferred policy acquisition costs and value of
  business acquired...............................      230     (399)      312     (279)
                                                     ------   ------    ------   ------
  Total assets....................................   $  260   $6,758    $  346   $6,268
                                                     ======   ======    ======   ======
LIABILITIES:
Future policy benefits............................   $   27   $   --    $   25   $   --
Other policyholder funds..........................    1,393      284     1,368      168
Other liabilities.................................        9    1,150         8      890
                                                     ------   ------    ------   ------
  Total liabilities...............................   $1,429   $1,434    $1,401   $1,058
                                                     ======   ======    ======   ======



     The Company had assumed, under a reinsurance contract, risks related to guaranteed minimum benefit guarantees issued in connection with certain variable annuity products from a joint venture owned by an affiliate of the Company. These risks were retroceded in full to another affiliate under a retrocessional agreement resulting in no impact on net investment gains (losses). Effective December 31, 2008, the retrocession was recaptured by the Company and a novation agreement was executed whereby, the affiliated retrocessionaire assumed the business directly from the joint venture. As a result of this recapture and the related novation, the Company no longer assumes from the joint venture or cedes to the affiliate any risks related to these guaranteed minimum benefit guarantees. Upon the recapture and simultaneous novation, the embedded derivative asset of approximately $626 million associated with the retrocession was settled by transferring the embedded derivative liability associated with the assumption from the joint venture to the new reinsurer. As per the terms of the recapture and novation agreement, the amounts were offset resulting in no net gain or loss. For the years ended December 31, 2008 and 2007, net investment gains (losses) included $170 million and ($113) million, respectively, in changes in fair value of such embedded derivatives. For the years ended December 31, 2008 and 2007, $64 million and $42 million, respectively, of bifurcation fees associated with the embedded derivatives were included in net investment gains (losses).

     The Company has also ceded risks to another affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net investment gains (losses). The embedded derivatives associated with the cessions are included within premiums and other receivables and were assets of $724 million and $2,042 million at December 31, 2009 and 2008, respectively. For the years ended December 31, 2009, 2008 and 2007, net investment gains (losses) included ($1,456) million, $1,685 million, and $276 million, respectively, in changes in fair value of such embedded derivatives, as well as the associated bifurcation fees.

     Effective December 20, 2007, MLI-USA recaptured two ceded blocks of business (the "Recaptured Business") from Exeter. The Recaptured Business consisted of two blocks of universal life secondary guarantee risk, one assumed from GALIC, and the other written by MLI-USA. The recapture resulted in a pre-tax gain of $22 million for the year ended December 31, 2007. Concurrent with the recapture, the same business was ceded to MRV. The cession does not transfer risk to MRV and is therefore accounted for under the deposit method.

     Effective December 31, 2007, MLI-USA entered into a reinsurance agreement to cede two blocks of business to MRV, on a 90% coinsurance with funds withheld basis. The agreement was amended in 2009 to include policies

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


issued by MLI-USA through December 31, 2009. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and reduced the funds withheld balance by $11 million and $27 million at December 31, 2009 and 2008, respectively. The changes in fair value of the embedded derivatives, included in net investment gains (losses), were ($16) million and $27 million at December 31, 2009 and 2008, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLI-USA from MRV during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLI-USA from MRV by $180 million and $259 million at December 31, 2009 and 2008, respectively, and are considered unearned revenue and amortized over the life of the contract using the same assumption basis as the deferred acquisition cost in the underlying policies. The amortization of the unearned revenue associated with the experience refund was $36 million and $38 million at December 31, 2009 and 2008, respectively, and is included in universal life and investment-type product policy fees in the consolidated statement of operations. At December 31, 2009 and 2008, the unearned revenue related to the experience refund was $337 million and $221 million, respectively, and is included in other policyholder funds in the consolidated balance sheet.

     The Company cedes its universal life secondary guarantee ("ULSG") risk to MRSC under certain reinsurance treaties. These treaties do not expose the Company to a reasonable possibility of a significant loss from insurance risk and are recorded using the deposit method of accounting. During 2009, the Company completed a review of various ULSG assumptions and projections including its regular annual third party assessment of these treaties and related assumptions. As a result of projected lower lapse rates and lower interest rates, the Company refined its effective yield methodology to include these updated assumptions and resultant projected cash flows. Due to the refinement of the methodology, the deposit receivable balance for these treaties was increased by $279 million, with a corresponding increase in other revenue during the year ended December 31, 2009.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. At December 31, 2009, the Company had $4.3 billion of unsecured affiliated reinsurance recoverable balances.

9.  DEBT

     Long-term -- affiliated debt and short-term debt outstanding is as follows:

                                                                    DECEMBER 31,
                                                                   -------------
                                                                   2009    2008
                                                                   ----   ------
                                                                   (IN MILLIONS)
Surplus notes, interest rate 8.595%, due 2038....................  $750   $  750
Surplus notes, interest rate 3-month LIBOR plus 1.15%, maturity
  date 2009......................................................    --      200
Surplus notes, interest rate 6-month LIBOR plus 1.80%, maturity
  date 2011......................................................   200       --
                                                                   ----   ------
Total long-term debt -- affiliated...............................   950      950
Total short-term debt............................................    --      300
                                                                   ----   ------
  Total..........................................................  $950   $1,250
                                                                   ====   ======



     On December 21, 2009, MetLife Insurance Company of Connecticut renewed the $200 million surplus note to MetLife Credit Corporation, originally issued in December 2007, with a new maturity date of December 2011, and an interest rate of 6-month LIBOR plus 1.80%.

     In April 2008, MetLife Insurance Company of Connecticut issued a surplus note with a principal amount of $750 million and an interest rate of 8.595%, to MetLife Capital Trust X, an affiliate.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     MetLife was the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2007. In June 2008, with approval from the Delaware Commissioner of Insurance ("Delaware Commissioner"), MLI-USA repaid this surplus note of $400 million with accrued interest of $5 million.

     MetLife Investors Group, Inc. ("MLIG") was the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at December 31, 2007. In June 2008, with approval from the Delaware Commissioner, MLI-USA repaid these surplus notes of $25 million and $10 million.

     The aggregate maturities of long-term debt at December 31, 2009 were $200 million in 2011 and $750 million in 2038.

     Interest expense related to the Company's indebtedness, included in other expenses, was $71 million, $72 million and $33 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     Payments of interest and principal on these outstanding surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  SHORT-TERM DEBT

     At December 31, 2009, the Company did not have any short-term debt. At December 31, 2008, short-term debt was $300 million, which consisted of MetLife Insurance Company of Connecticut's liability for collateralized borrowings from the FHLB of Boston with original maturities of less than one year. During the years ended December 31, 2009 and 2008, the weighed average interest rate on short-term debt was 2.70% and 2.75%, respectively. During the years ended December 31, 2009 and 2008, the average daily balance of short-term debt was $83 million and $67 million, respectively, and was outstanding for an average of 99 days and 81 days, respectively.

10.  INCOME TAX

     The provision for income tax from continuing operations is as follows:

                                                               YEARS ENDED
                                                               DECEMBER 31,
                                                           -------------------
                                                            2009   2008   2007
                                                           -----   ----   ----
                                                              (IN MILLIONS)
Current:
  Federal................................................  $  24   $(50)  $  9
  State and local........................................      1     (2)     4
  Foreign................................................     (4)    --      1
                                                           -----   ----   ----
  Subtotal...............................................     21    (52)    14
                                                           -----   ----   ----
Deferred:
  Federal................................................   (380)   260    306
  Foreign................................................     (9)    (5)   (17)
                                                           -----   ----   ----
  Subtotal...............................................   (389)   255    289
                                                           -----   ----   ----
Provision for income tax expense (benefit)...............  $(368)  $203   $303
                                                           =====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                               2009   2008   2007
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $(285)  $273   $365
Tax effect of:
  Tax-exempt investment income..............................    (69)   (65)   (65)
  Prior year tax............................................    (17)    (4)     9
  Foreign tax rate differential and change in valuation
     allowance..............................................      3     --     (7)
  State tax, net of federal benefit.........................     --     (1)     3
  Other, net................................................     --     --     (2)
                                                              -----   ----   ----
Provision for income tax expense (benefit)..................  $(368)  $203   $303
                                                              =====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2009     2008
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Benefit, reinsurance and other reserves.......................  $1,574   $1,548
  Net operating loss carryforwards..............................     111       94
  Net unrealized investment losses..............................     372    1,447
  Operating lease reserves......................................       4        8
  Capital loss carryforwards....................................     423      269
  Investments, including derivatives............................     304       --
  Tax credit carryforwards......................................     102       45
  Other.........................................................      16       24
                                                                  ------   ------
                                                                   2,906    3,435
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................      --      113
  DAC and VOBA..................................................   1,748    1,479
  Other.........................................................      11       --
                                                                  ------   ------
                                                                   1,759    1,592
                                                                  ------   ------
Net deferred income tax asset...................................  $1,147   $1,843
                                                                  ======   ======



     Domestic net operating loss carryforwards amount to $189 million at December 31, 2009 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $168 million at December 31, 2009 with indefinite expiration. Capital loss carryforwards amount to $1,209 million at December 31, 2009 and will expire beginning in 2010. Tax credit carryforwards amount to $102 million at December 31, 2009 and will expire beginning in 2017.

     The Company has not established a valuation allowance against the deferred tax asset of $372 million recognized in connection with unrealized losses at December 31, 2009. A valuation allowance was not considered

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


necessary based upon the Company's intent and ability to hold such securities until their recovery or maturity and the existence of tax-planning strategies that include sources of future taxable income against which such losses could be offset.

     The Company will file a consolidated tax return with its includable subsidiaries. Non-includable subsidiaries file either separate individual corporate tax returns or separate consolidated tax returns. Under this tax allocation agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by such tax allocation agreement.

     Pursuant to Internal Revenue Service ("IRS") rules, the Company is excluded from MetLife's life/non-life consolidated federal tax return for the five years subsequent to MetLife's July 2005 acquisition of the Company. In 2011, the Company is expected to join the consolidated return and become a party to the MetLife tax sharing agreement. Accordingly, the Company's losses will be eligible to be included in the consolidated return and the resulting tax savings to MetLife will generate a payment to the Company for the losses used.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2005 and is no longer subject to foreign income tax examinations for the years prior to 2006. The IRS exam of the next audit cycle, covering the 2005 tax year, is expected to begin in early 2010.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     At December 31, 2007, the Company's total amount of unrecognized tax benefits was $53 million and there were no amounts of unrecognized tax benefits that would affect the effective tax rate, if recognized. The total amount of unrecognized tax benefits decreased by $11 million from January 1, 2007 primarily due to a settlement reached with the IRS with respect to a post-sale purchase price adjustment. As a result of the settlement, an item within the liability for unrecognized tax benefits in the amount of $6 million, was reclassified to deferred income tax payable.

     At December 31, 2009 and 2008, the Company's total amount of unrecognized tax benefits was $44 million and $48 million, respectively, and there were no amounts of unrecognized tax benefits that would affect the effective tax rate, if recognized.

     The Company does not anticipate any material change in the total amount of unrecognized tax benefits over the ensuing 12 month period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2009      2008      2007
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Balance at beginning of the period..........................   $48       $53       $64
Additions for tax positions of prior years..................     2        --        --
Reductions for tax positions of prior years.................    --        --        (2)
Additions for tax positions of current year.................    --         2         5
Reductions for tax positions of current year................    (6)       (7)       (8)
Settlements with tax authorities............................    --        --        (6)
                                                               ---       ---       ---
Balance at end of the period................................   $44       $48       $53
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     During the year ended December 31, 2007, the Company recognized $2 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2007, the Company had $3 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $2 million from January 1, 2007.

     During the year ended December 31, 2008, the Company recognized $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $4 million of accrued interest associated with the liability for unrecognized tax benefits, an increase of $1 million from December 31, 2007.

     During the year ended December 31, 2009, the Company recognized less than $1 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $4 million of accrued interest associated with the liability for unrecognized tax benefits.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2009 and 2008, the Company recognized an income tax benefit of $68 million and $64 million, respectively, related to the separate account DRD. The 2009 benefit included a benefit of $16 million related to a true-up of the prior year tax return.

11.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2009.

     The Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to vigorously defend against the claims in all pending matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future.

     Travelers Ins. Co., et al. v. Banc of America Securities LLC (S.D.N.Y., filed December 13, 2001). On January 6, 2009, after a jury trial, the district court entered a judgment in favor of The Travelers Insurance Company, now known as MetLife Insurance Company of Connecticut, in the amount of approximately $42 million in connection with securities and common law claims against the defendant. On May 14, 2009, the district court issued an opinion and order denying the defendant's post judgment motion seeking a judgment in its favor or, in the alternative, a new trial. On June 3, 2009, the defendant filed a notice of appeal from the January 6, 2009 judgment and the May 14, 2009 opinion and order. As it is possible that the judgment could be affected during appellate practice, and the Company has not collected any portion of the judgment, the Company has not recognized any award amount in its consolidated financial statements.

     A former Tower Square Securities financial services representative is alleged to have misappropriated funds from 40 customers. The Illinois Securities Division, the U.S. Postal Inspector, the IRS, FINRA and the U.S. Attorney's Office are conducting inquiries.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2009   2008
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 8    $ 6
  Premium tax offsets currently available for paid assessments.....     1      1
                                                                      ---    ---
                                                                      $ 9    $ 7
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $13    $10
                                                                      ===    ===



     Assessments levied against the Company were $1 million, less than $1 million and less than $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:

                                                                            GROSS
                                                                 RENTAL    RENTAL
                                                                 INCOME   PAYMENTS
                                                                 ------   --------
                                                                   (IN MILLIONS)
2010...........................................................    $ 3       $ 6
2011...........................................................    $ 3       $ 6
2012...........................................................    $ 3       $--
2013...........................................................    $ 3       $--
2014...........................................................    $ 3       $--
Thereafter.....................................................    $73       $--


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1.5 billion and $1.6 billion at December 31, 2009 and 2008, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $131 million and $231 million at December 31, 2009 and 2008, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $445 million and $332 million at December 31, 2009 and 2008, respectively.

  OTHER COMMITMENTS

     The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At December 31, 2009 and 2008, the Company had agreed to fund up to $126 million and $135 million, respectively, of cash upon the request by these affiliates and had transferred collateral consisting of various securities with a fair market value of $158 million and $160 million, respectively, to custody accounts to secure the notes. Each of these affiliates is permitted by contract to sell or repledge this collateral.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII"), a former affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     The Company has provided a guarantee on behalf of MLII that is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in-force, representing the maximum potential obligation under this guarantee, was $322 million and $347 million at December 31, 2009 and 2008, respectively. The Company does not hold any collateral related to this guarantee, but has a recorded liability of $1 million that was based on the total account value of the guaranteed policies plus the amounts retained per policy at both December 31, 2009 and 2008. The remainder of the risk was ceded to external reinsurers.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

12.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding at both December 31, 2009 and 2008. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MetLife Insurance Company of Connecticut and MLI-USA each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Department of Insurance have adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in Connecticut and Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MetLife Insurance Company of Connecticut and MLI-USA.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income of MetLife Insurance Company of Connecticut, a Connecticut domiciled insurer, was $81 million, $242 million and $1,101 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.9 billion and $5.5 billion at December 31, 2009 and 2008, respectively.

     Statutory net loss of MLI-USA, a Delaware domiciled insurer, was $24 million, $482 million and $1,106 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $1,406 million and $761 million at December 31, 2009 and 2008, respectively.

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, MetLife Insurance Company of Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its stockholders as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Insurance Company of Connecticut

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


will be permitted to pay a dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance (the "Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2009, MetLife Insurance Company of Connecticut did not pay a dividend to its stockholders. During the years ended December 31, 2008 and 2007, MetLife Insurance Company of Connecticut paid a dividend of $500 million and $690 million, respectively. Of the $690 million, $404 million was a return of capital as approved by the insurance regulator. The maximum amount of dividends which MetLife Insurance Company of Connecticut may pay to its stockholders in 2010 without prior regulatory approval is $659 million.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a dividend to MetLife Insurance Company of Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2009, 2008 and 2007, MLI-USA did not pay dividends to MetLife Insurance Company of Connecticut. Because MLI-USA's statutory unassigned funds was negative as of December 31, 2009, MLI-USA cannot pay any dividends in 2010 without prior regulatory approval.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2009, 2008 and 2007 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                             2009      2008     2007
                                                           -------   -------   -----
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year...................................................  $ 3,365   $(5,022)  $(358)
Income tax effect of holding gains (losses)..............   (1,174)    1,760     122
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income.........................................      588       674     260
  Amortization of premiums and accretion of discounts
     associated with investments.........................      (83)      (48)     --
  Income tax effect......................................     (176)     (220)    (88)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts.................     (755)      823      27
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts..........................      263      (288)    (10)
                                                           -------   -------   -----
Net unrealized investment gains (losses), net of income
  tax....................................................    2,028    (2,321)    (47)
Foreign currency translation adjustment, net of income
  tax....................................................       45      (166)     12
                                                           -------   -------   -----
Other comprehensive income (loss), excluding cumulative
  effect of change in accounting principle...............    2,073    (2,487)    (35)
Cumulative effect of change in accounting principle, net
  of income tax of $12 million, effective April 1, 2009
  (See Note 1)...........................................      (22)       --      --
                                                           -------   -------   -----
Other comprehensive income (loss)........................  $ 2,051   $(2,487)  $ (35)
                                                           =======   =======   =====



13.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2009     2008     2007
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Compensation..............................................  $  148   $  118   $  121
Commissions...............................................     794      733      633
Interest and debt issue costs.............................      72       74       35
Affiliated interest costs on ceded reinsurance............     107       96       31
Amortization of DAC and VOBA..............................     294    1,163      740
Capitalization of DAC.....................................    (851)    (835)    (682)
Rent......................................................       4        4        5
Insurance tax.............................................      45       38       44
Other.....................................................     594      542      519
                                                            ------   ------   ------
Total other expenses......................................  $1,207   $1,933   $1,446
                                                            ======   ======   ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Interest and Debt Issue Costs

     Interest and debt issue costs include interest expense on debt (see Note 9) and interest on tax audits.

  Amortization and Capitalization of DAC and VOBA

     See Note 5 for deferred acquisition costs by segment and a rollforward of deferred acquisition costs including impacts of amortization and capitalization.

  Affiliated Expenses

     Commissions, amortization of DAC and capitalization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 8, 9 and 16 for discussion of affiliated expenses included in the table above.

14.  BUSINESS SEGMENT INFORMATION

     As described in Note 1, during 2009, the Company realigned its former institutional and individual businesses into three operating segments:
Retirement Products, Corporate Benefit Funding and Insurance Products segments. In addition, the Company reports certain of its operations in Corporate & Other.

     Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value & investment products and other benefit funding products. Insurance Products offers a broad range of protection products and services to individuals, corporations and other institutions, and is organized into two distinct businesses: Individual Life and Non-Medical Health. Individual Life includes variable life, universal life, term life and whole life insurance products. Non-Medical Health includes individual disability insurance products.

     Corporate & Other contains the excess capital not allocated to the business segments, various domestic and international start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is the Company's measure of segment performance reported below. Operating earnings is not determined in accordance with GAAP and should not be viewed as a substitute for GAAP income
(loss) from continuing operations, net of income tax. However, the Company believes the presentation of operating earnings herein as we measure it for management purposes enhances the understanding of segment performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivative instruments that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations, if applicable, and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments and those identified in the definition of operating expenses, net of income tax, if applicable to these joint ventures.

     Operating expenses is defined as GAAP expenses (i) less changes in experience-rated contractholder liabilities due to asset value fluctuations,
(ii) less costs related to business combinations (since January 1, 2009), (iii) less

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortization of DAC and VOBA related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivative instruments that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2009, 2008 and 2007 and at December 31, 2009 and 2008. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                             CORPORATE
                                RETIREMENT    BENEFIT    INSURANCE   CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009:    PRODUCTS     FUNDING     PRODUCTS    & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
-----------------------------   ----------   ---------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................    $  339       $  849      $  124      $  --     $ 1,312     $    --        $ 1,312
Universal life and investment-
  type product policy fees....       748           29         618          5       1,400         (20)         1,380
Net investment income.........       884        1,061         381         40       2,366         (31)         2,335
Other revenues................       264            6         328         --         598          --            598
Net investment gains
  (losses)....................        --           --          --         --          --      (1,866)        (1,866)
                                  ------       ------      ------      -----     -------     -------        -------
  Total revenues..............     2,235        1,945       1,451         45       5,676      (1,917)         3,759
                                  ------       ------      ------      -----     -------     -------        -------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims......................       420        1,360         223          1       2,004          61          2,065
Interest credited to
  policyholder account
  balances....................       741          265         243         91       1,340         (39)         1,301
Capitalization of DAC.........      (528)          (2)       (285)       (36)       (851)         --           (851)
Amortization of DAC and VOBA..       329            3         271          2         605        (311)           294
Interest expense..............        --            2          --         69          71          --             71
Other expenses................       928           34         648         84       1,694          (1)         1,693
                                  ------       ------      ------      -----     -------     -------        -------
  Total benefits and
     expenses.................     1,890        1,662       1,100        211       4,863        (290)         4,573
                                  ------       ------      ------      -----     -------     -------        -------
Provision for income tax
  expense (benefit)...........       121           97         123       (138)        203        (571)          (368)
                                  ------       ------      ------      -----     -------                    -------
OPERATING EARNINGS............    $  224       $  186      $  228      $ (28)        610
                                  ======       ======      ======      =====
Adjustments to:
  Total revenues..............................................................    (1,917)
  Total benefits and expenses.................................................       290
  Provision for income tax (expense) benefit..................................       571
                                                                                 -------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX...................   $  (446)                   $  (446)
                                                                                 =======                    =======




                                             CORPORATE
                                RETIREMENT    BENEFIT    INSURANCE   CORPORATE
AT DECEMBER 31, 2009:            PRODUCTS     FUNDING     PRODUCTS    & OTHER      TOTAL
---------------------           ----------   ---------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................    $73,840     $28,046     $13,647     $12,156    $127,689
Separate account assets.......    $47,000     $ 1,502     $   947     $    --    $ 49,449
Separate account liabilities..    $47,000     $ 1,502     $   947     $    --    $ 49,449

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                    OPERATING EARNINGS
                                 -------------------------------------------------------
                                              CORPORATE
                                 RETIREMENT    BENEFIT    INSURANCE   CORPORATE                              TOTAL
YEAR ENDED DECEMBER 31, 2008:     PRODUCTS     FUNDING     PRODUCTS    & OTHER     TOTAL   ADJUSTMENTS   CONSOLIDATED
-----------------------------    ----------   ---------   ---------   ---------   ------   -----------   ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums.......................    $  118       $  415      $   90       $ 11     $  634       $ --         $  634
Universal life and investment-
  type product policy fees.....       831           41         486          3      1,361         17          1,378
Net investment income..........       788        1,334         337         59      2,518        (24)         2,494
Other revenues.................       160            9          55          6        230         --            230
Net investment gains (losses)..        --           --          --         --         --        549            549
                                   ------       ------      ------       ----     ------       ----         ------
  Total revenues...............     1,897        1,799         968         79      4,743        542          5,285
                                   ------       ------      ------       ----     ------       ----         ------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims.......................       384          893         193         29      1,499        (53)         1,446
Interest credited to
  policyholder account
  balances.....................       479          430         223        (21)     1,111         19          1,130
Capitalization of DAC..........      (474)          (5)       (347)        (9)      (835)        --           (835)
Amortization of DAC and VOBA...       640           13         283          2        938        225          1,163
Interest expense...............         1            2          --         69         72         --             72
Other expenses.................       769           36         683         45      1,533         --          1,533
                                   ------       ------      ------       ----     ------       ----         ------
  Total benefits and expenses..     1,799        1,369       1,035        115      4,318        191          4,509
                                   ------       ------      ------       ----     ------       ----         ------
Provision for income tax
  expense (benefit)............        34          150         (24)       (79)        81        122            203
                                   ------       ------      ------       ----     ------                    ------
OPERATING EARNINGS.............    $   64       $  280      $  (43)      $ 43        344
                                   ======       ======      ======       ====
Adjustments to:
  Total revenues...............................................................      542
  Total benefits and expenses..................................................     (191)
  Provision for income tax (expense) benefit...................................     (122)
                                                                                  ------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX....................   $  573                    $  573
                                                                                  ======                    ======




                                             CORPORATE
                                RETIREMENT    BENEFIT    INSURANCE   CORPORATE
AT DECEMBER 31, 2008:            PRODUCTS     FUNDING     PRODUCTS    & OTHER      TOTAL
---------------------           ----------   ---------   ---------   ---------   --------
                                                      (IN MILLIONS)
Total assets..................    $57,743     $28,796     $12,217     $13,268    $112,024
Separate account assets.......    $33,763     $ 1,398     $   731     $    --    $ 35,892
Separate account liabilities..    $33,763     $ 1,398     $   731     $    --    $ 35,892

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                    OPERATING EARNINGS
                                 -------------------------------------------------------
                                              CORPORATE
                                 RETIREMENT    BENEFIT    INSURANCE   CORPORATE                              TOTAL
YEAR ENDED DECEMBER 31, 2007:     PRODUCTS     FUNDING     PRODUCTS    & OTHER     TOTAL   ADJUSTMENTS   CONSOLIDATED
-----------------------------    ----------   ---------   ---------   ---------   ------   -----------   ------------
                                                              (IN MILLIONS)
REVENUES
Premiums.......................    $  136       $   25      $  168       $ 24     $  353      $  --         $  353
Universal life and investment-
  type product policy fees.....       885           39         496          2      1,422        (11)         1,411
Net investment income..........       801        1,528         320        293      2,942        (49)         2,893
Other revenues.................       173           14          64         --        251         --            251
Net investment gains (losses)..        --           --          --         --         --       (142)          (142)
                                   ------       ------      ------       ----     ------      -----         ------
  Total revenues...............     1,995        1,606       1,048        319      4,968       (202)         4,766
                                   ------       ------      ------       ----     ------      -----         ------
BENEFITS AND EXPENSES
Policyholder benefits and
  claims.......................       239          492         239         33      1,003        (25)           978
Interest credited to
  policyholder account
  balances.....................       447          604         214         --      1,265         34          1,299
Capitalization of DAC..........      (493)          (8)       (179)        (2)      (682)        --           (682)
Amortization of DAC and VOBA...       475           23         214         --        712         28            740
Interest expense...............         2           --           1         30         33         --             33
Other expenses.................       798           33         485         39      1,355         --          1,355
                                   ------       ------      ------       ----     ------      -----         ------
  Total benefits and expenses..     1,468        1,144         974        100      3,686         37          3,723
                                   ------       ------      ------       ----     ------      -----         ------
Provision for income tax
  expense (benefit)............       187          158          27         17        389        (86)           303
                                   ------       ------      ------       ----     ------                    ------
OPERATING EARNINGS.............    $  340       $  304      $   47       $202        893
                                   ======       ======      ======       ====
Adjustments to:
  Total revenues...............................................................     (202)
  Total benefits and expenses..................................................      (37)
  Provision for income tax (expense) benefit...................................       86
                                                                                  ------
INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF INCOME TAX....................   $  740                    $  740
                                                                                  ======                    ======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2009, 2008 and 2007. Revenues from U.S. operations were $2.9 billion and $4.9 billion for the years ended December 31, 2009 and 2008, respectively, which represented 76% and 92%, respectively, of consolidated revenues. Substantially all of the Company's revenue originated in the U.S. for the year ended December 31, 2007.

15.  DISCONTINUED OPERATIONS

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs.

     The Company did not have any discontinued operations for either of the years ended December 31, 2009 or 2008. In the Corporate Benefit Funding segment, the Company had net investment income of $1 million, net investment gains of $5 million and income tax of $2 million related to discontinued operations, resulting in income from discontinued operations of $4 million, net of income tax, for the year ended December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a master service agreement with MLIC which provides administrative, accounting, legal and similar services to the Company. MLIC charged the Company $338 million, $256 million and $271 million, included in other expenses, for services performed under the master service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a service agreement with MetLife Group, Inc. ("MetLife Group"), a wholly owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $113 million, $108 million and $107 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into marketing agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $149 million, $148 million and $117 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a distribution service agreement with MetLife Investors Distribution Company ("MDC"), in which MDC agrees to sell, on the Company's behalf, insurance products through authorized retailers. The Company agrees to compensate MDC for the sale and servicing of such insurance products in accordance with the terms of the agreement. MDC charged the Company $499 million, $442 million and $517 million, included in other expenses, for the years ended December 31, 2009, 2008 and 2007, respectively. In addition, the Company has entered into service agreements with MDC, in which the Company agrees to provide certain administrative services to MDC. MDC agrees to compensate the Company for the administrative services provided in accordance with the terms of the agreements. The Company received fee revenue of $71 million, $65 million and $62 million, included in other revenues, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has entered into a global service agreement with MetLife Services and Solutions, LLC ("MetLife Services") which provides financial control and reporting processes, as well as procurement services to support the activities of the Company. MetLife Services charged the Company $1 million included in other expenses, for services performed under the global service agreement for both years ended December 31, 2009 and 2008. The Company did not incur any such expenses for the year ended December 31, 2007.

     The Company has entered into an investment service agreement with several affiliates ("Advisors"), in which the Advisors provide investment advisory and administrative services to registered investment companies which serve as investment vehicles for certain insurance contracts issued by the Company. Under the terms of the agreement, the net profit or loss of the Advisors is allocated to the Company resulting in revenue of $85 million, $91 million and $90 million included in universal life and investment-type product policy fees, for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company had net receivables from affiliates of $46 million and $92 million at December 31, 2009 and 2008, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 8. See Notes 2, 8 and 9 for additional related party transactions.

17.  SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2009

                                  (IN MILLIONS)

                                                                     ESTIMATED      AMOUNT AT
                                                      COST OR           FAIR     WHICH SHOWN ON
TYPE OF INVESTMENTS                             AMORTIZED COST (1)     VALUE      BALANCE SHEET
----------------------------------------------  ------------------   ---------   --------------
Fixed maturity securities:
  Bonds:
     U.S. Treasury and agency securities......        $ 6,503         $ 6,257        $ 6,257
     Foreign government securities............            608             645            645
     Public utilities.........................          2,380           2,396          2,396
     State and political subdivision
       securities.............................          1,291           1,179          1,179
     All other corporate bonds................         19,186          19,230         19,230
                                                      -------         -------        -------
       Total bonds............................         29,968          29,707         29,707
  Mortgage-backed and asset-backed
     securities...............................         11,143          10,458         10,458
  Redeemable preferred stock..................          1,324           1,110          1,110
                                                      -------         -------        -------
     Total fixed maturity securities..........         42,435          41,275         41,275
                                                      -------         -------        -------
Trading securities............................            868             938            938
                                                      -------         -------        -------
Equity securities:
  Non-redeemable preferred stock..............            351             306            306
Common stock:
  Industrial, miscellaneous and all other.....            143             153            153
                                                      -------         -------        -------
     Total equity securities..................            494             459            459
                                                      -------         -------        -------
Mortgage loans................................          4,748                          4,748
Policy loans..................................          1,189                          1,189
Real estate and real estate joint ventures....            445                            445
Other limited partnership interests...........          1,236                          1,236
Short-term investments........................          1,775                          1,775
Other invested assets.........................          1,498                          1,498
                                                      -------                        -------
     Total investments........................        $54,688                        $53,563
                                                      =======                        =======



--------

   (1) The Company's trading securities portfolio is mainly comprised of fixed maturity and equity securities. Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2009 AND 2008

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                   2009      2008
                                                                 -------   -------
CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $33,325 and $34,567,
     respectively).............................................  $32,132   $30,172
  Equity securities available-for-sale, at estimated fair value
     (cost: $484 and $662, respectively).......................      448       467
  Trading securities, at estimated fair value (cost: $0 and
     $50, respectively)........................................       --        50
  Mortgage loans (net of valuation allowances of $52 and $19,
     respectively).............................................    4,122     4,060
  Policy loans.................................................    1,139     1,151
  Real estate and real estate joint ventures...................      278       367
  Other limited partnership interests..........................      925       947
  Short-term investments.......................................      923     1,539
  Investment in subsidiaries...................................    4,131     3,411
  Other invested assets........................................    1,467     2,136
                                                                 -------   -------
     Total investments.........................................   45,565    44,300
Cash and cash equivalents......................................    1,817     4,753
Accrued investment income......................................      397       421
Premiums and other receivables.................................    5,827     5,501
Receivables from subsidiaries..................................      627       348
Deferred policy acquisition costs and value of business
  acquired.....................................................    2,640     3,344
Deferred income tax assets.....................................    1,513     2,272
Goodwill.......................................................      885       885
Other assets...................................................      162       167
Separate account assets........................................   19,491    17,375
                                                                 -------   -------
     Total assets..............................................  $78,924   $79,366
                                                                 =======   =======
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Future policy benefits.........................................  $19,036   $18,993
Policyholder account balances..................................   26,127    28,283
Other policyholder funds.......................................      466       415
Payables for collateral under securities loaned and other
  transactions.................................................    5,562     6,983
Short-term debt................................................       --       300
Long-term debt -- affiliated...................................      950       950
Current income tax payable.....................................        7        64
Other liabilities..............................................      724     1,069
Separate account liabilities...................................   19,491    17,375
                                                                 -------   -------
     Total liabilities.........................................   72,363    74,432
                                                                 -------   -------
STOCKHOLDERS' EQUITY
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2009 and 2008, respectively.....................       86        86
Additional paid-in capital.....................................    6,719     6,719
Retained earnings..............................................      541       965
Accumulated other comprehensive loss...........................     (785)   (2,836)
                                                                 -------   -------
     Total stockholders' equity................................    6,561     4,934
                                                                 -------   -------
     Total liabilities and stockholders' equity................  $78,924   $79,366
                                                                 =======   =======




         See accompanying notes to the condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                             2009     2008     2007
                                                           -------   ------   ------
CONDENSED STATEMENTS OF OPERATIONS
REVENUES
Premiums.................................................  $   141   $  110   $  177
Universal life and investment-type product policy fees...      631      741      841
Net investment income....................................    1,895    2,226    2,588
Equity in earnings from subsidiaries.....................     (316)     278      248
Other income.............................................      328       60       66
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................     (534)    (386)     (28)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive loss..      160       --       --
  Other net investment gains (losses), net...............     (823)     207     (317)
                                                           -------   ------   ------
     Total net investment gains (losses).................   (1,197)    (179)    (345)
                                                           -------   ------   ------
       Total revenues....................................    1,482    3,236    3,575
                                                           -------   ------   ------
EXPENSES
Policyholder benefits and claims.........................      801      682      741
Interest credited to policyholder account balances.......      801      896    1,057
Other expenses...........................................      494    1,006      796
                                                           -------   ------   ------
       Total expenses....................................    2,096    2,584    2,594
                                                           -------   ------   ------
Income (loss) from continuing operations before provision
  for income tax.........................................     (614)     652      981
Provision for income tax expense (benefit)...............     (168)      79      241
                                                           -------   ------   ------
Income (loss) from continuing operations.................     (446)     573      740
Income (loss) from discontinued operations, net of income
  tax....................................................       --       --        4
                                                           -------   ------   ------
Net income (loss)........................................  $  (446)  $  573   $  744
                                                           =======   ======   ======




         See accompanying notes to the condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
              FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                          2009       2008       2007
                                                        --------   --------   --------
CONDENSED STATEMENTS OF CASH FLOWS
CASH FLOWS FROM OPERATING ACTIVITIES
Net cash provided by operating activities.............  $    993   $    856   $  2,333
                                                        --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities...........................    10,125     18,221     19,995
  Equity securities...................................       129        119        172
  Mortgage loans......................................       429        458      1,103
  Real estate and real estate joint ventures..........         3         15        117
  Other limited partnership interests.................        94        181        423
Purchases of:
  Fixed maturity securities...........................    (9,247)   (11,263)   (17,608)
  Equity securities...................................       (61)       (65)      (277)
  Mortgage loans......................................      (531)      (560)    (1,996)
  Real estate and real estate joint ventures..........       (19)       (47)      (241)
  Other limited partnership interests.................      (127)      (340)      (325)
  Net change in short-term investments................       619       (934)      (320)
  Net change in other invested assets.................    (1,150)       (66)      (984)
  Net change in policy loans..........................        12       (277)         6
  Other, net..........................................        --         --          2
                                                        --------   --------   --------
Net cash provided by investing activities.............       276      5,442         67
                                                        --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits............................................    15,236      3,275      2,830
  Withdrawals.........................................   (17,667)    (4,008)    (5,330)
Net change in payables for collateral under securities
  loaned and other transactions.......................    (1,421)    (2,560)     1,288
Net change in short-term debt.........................      (300)       300         --
Long-term debt issued -- affiliated...................        --        750        200
Debt issuance costs...................................        --         (8)        --
Financing element on certain derivative instruments...       (53)       (46)        33
Dividends on common stock.............................        --       (500)      (690)
                                                        --------   --------   --------
Net cash used in financing activities.................    (4,205)    (2,797)    (1,669)
                                                        --------   --------   --------
Change in cash and cash equivalents...................    (2,936)     3,501        731
Cash and cash equivalents, beginning of year..........     4,753      1,252        521
                                                        --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR................  $  1,817   $  4,753   $  1,252
                                                        ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
  Interest............................................  $     73   $     44   $      1
                                                        ========   ========   ========
  Income tax..........................................  $     76   $    (41)  $     79
                                                        ========   ========   ========
Non-cash transactions during the year:
  Contribution of equity securities to MetLife
     Foundation.......................................  $     --   $     --   $     12
                                                        ========   ========   ========




         See accompanying notes to the condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE II

           NOTES TO THE CONDENSED FINANCIAL INFORMATION OF REGISTRANT

     The condensed financial information of MetLife Insurance Company of Connecticut ("the Registrant") should be read in conjunction with the Consolidated Financial Statements of MetLife Insurance Company of Connecticut and subsidiaries and the notes thereto. These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Registrant. Investments in subsidiaries are accounted for using the equity method of accounting.

     The condensed unconsolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America except as stated previously which also requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ materially from these estimates.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                             DAC       FUTURE POLICY     POLICYHOLDER
                                             AND    BENEFITS AND OTHER      ACCOUNT       UNEARNED
SEGMENT                                     VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE (1)
-----------------------------------------  ------   ------------------   ------------   -----------
2009
Retirement Products......................  $3,060         $ 1,454           $21,059         $ --
Corporate Benefit Funding................       7          12,702             9,393           --
Insurance Products.......................   2,133           4,388             6,052          286
Corporate & Other........................      44           5,374               938           14
                                           ------         -------           -------         ----
          Total..........................  $5,244         $23,918           $37,442         $300
                                           ======         =======           =======         ====
2008
Retirement Products......................  $3,171         $ 1,245           $18,905         $ --
Corporate Benefit Funding................       8          12,048            12,553           --
Insurance Products.......................   2,254           3,971             5,531          545
Corporate & Other........................       7           5,034               186            3
                                           ------         -------           -------         ----
          Total..........................  $5,440         $22,298           $37,175         $548
                                           ======         =======           =======         ====
2007
Retirement Products......................  $2,983         $   979           $15,059         $ --
Corporate Benefit Funding................      16          12,044            13,543           --
Insurance Products.......................   1,947           3,569             5,041          342
Corporate & Other........................       2           4,761               172            1
                                           ------         -------           -------         ----
          Total..........................  $4,948         $21,353           $33,815         $343
                                           ======         =======           =======         ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                  SCHEDULE III

         CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION -- (CONTINUED)
                        DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                                                AMORTIZATION OF
                                  PREMIUM          NET         POLICYHOLDER       DAC AND VOBA        OTHER
                                REVENUE AND    INVESTMENT      BENEFITS AND        CHARGED TO       OPERATING    PREMIUMS WRITTEN
SEGMENT                       POLICY CHARGES     INCOME     INTEREST CREDITED    OTHER EXPENSES   EXPENSES (1)   (EXCLUDING LIFE)
---------------------------   --------------   ----------   -----------------   ---------------   ------------   ----------------
2009
Retirement Products........       $1,087         $  854           $1,161             $   77           $399             $ --
Corporate Benefit Funding..          878          1,069            1,647                  3             34               --
Insurance Products.........          722            375              466                213            362                4
Corporate & Other..........            5             37               92                  1            118               --
                                  ------         ------           ------             ------           ----             ----
          Total............       $2,692         $2,335           $3,366             $  294           $913              $ 4
                                  ======         ======           ======             ======           ====             ====
2008
Retirement Products........       $  949         $  773           $  863             $  860           $296              $--
Corporate Benefit Funding..          456          1,334            1,289                 13             33               --
Insurance Products.........          593            333              416                288            336                5
Corporate & Other..........           14             54                8                  2            105               12
                                  ------         ------           ------             ------           ----             ----
          Total............       $2,012         $2,494           $2,576             $1,163           $770              $17
                                  ======         ======           ======             ======           ====             ====
2007
Retirement Products........       $1,021         $  783           $  686             $  524           $306              $--
Corporate Benefit Funding..           64          1,497            1,105                 23             25               --
Insurance Products.........          653            320              453                193            308                7
Corporate & Other..........           26            293               33                 --             67               25
                                  ------         ------           ------             ------           ----             ----
          Total............       $1,764         $2,893           $2,277             $  740           $706              $32
                                  ======         ======           ======             ======           ====             ====



--------

   (1) Includes other expenses, excluding amortization of DAC and VOBA charged to other expenses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A WHOLLY-OWNED SUBSIDIARY OF METLIFE, INC.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
                        DECEMBER 31, 2009, 2008 AND 2007

                                  (IN MILLIONS)

                                                                                    % AMOUNT
                                                                                     ASSUMED
                                   GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                   ------------   --------   -------   ----------   --------
2009
Life insurance in-force..........    $278,335     $242,647   $ 9,044     $44,732      20.2%
                                     ========     ========   =======     =======
Insurance premium
Life insurance...................    $  1,525     $    235   $    14     $ 1,304       1.1%
Accident and health..............         257          249        --           8        --%
                                     --------     --------   -------     -------
  Total insurance premium........    $  1,782     $    484   $    14     $ 1,312       1.1%
                                     ========     ========   =======     =======
2008
Life insurance in-force..........    $226,418     $191,146   $ 8,800     $44,072      20.0%
                                     ========     ========   =======     =======
Insurance premium
Life insurance...................    $    779     $    181   $    15     $   613       2.4%
Accident and health..............         263          242        --          21        --%
                                     --------     --------   -------     -------
  Total insurance premium........    $  1,042     $    423   $    15     $   634       2.4%
                                     ========     ========   =======     =======
2007
Life insurance in-force..........    $189,630     $152,943   $13,934     $50,621      27.5%
                                     ========     ========   =======     =======
Insurance premium
Life insurance...................    $    384     $     82   $    17     $   319       5.3%
Accident and health..............         270          236        --          34        --%
                                     --------     --------   -------     -------
  Total insurance premium........    $    654     $    318   $    17     $   353       4.8%
                                     ========     ========   =======     =======



     For the year ended December 31, 2009, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $120,549 million and $9,044 million, respectively, and life insurance premiums of $166 million and $14 million, respectively. For the year ended December 31, 2008, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $77,679 million and $8,800 million, respectively, and life insurance premiums of $125 million and $15 million, respectively. For the year ended December 31, 2007, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $48,852 million and $13,934 million, respectively, and life insurance premiums of $32 million and $17 million, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE

                        HARTFORD, CONNECTICUT 06103-3415


MIC-Book-49-50-51-79-92-98                                              May 2010